UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02565

Voya Government Money Market Portfolio

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
December 31, 2021
Classes ADV, I, R6, S, S2 and T
Voya Variable Product Funds
■
Voya Balanced Portfolio

■
Voya Global High Dividend Low Volatility Portfolio

■
Voya Government Money Market Portfolio

■
Voya Growth and Income Portfolio

■
Voya Intermediate Bond Portfolio

■
Voya Small Company Portfolio

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each portfolio’s annual and semi-annual shareholder reports, like this annual report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-866-345-5954. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Portfolios’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Portfolio’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180. Voya Government Money Market Portfolio does not file on Form N-PORT.
The Voya Government Money Market Portfolio files its complete schedule of portfolio holdings with the SEC monthly on Form N-MFP. The Portfolio’s Form N-MFP is available on the SEC’s website at www.sec.gov or the monthly schedule of portfolio holdings are also available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

A Solid Year Ends for the Financial Markets, Gauging the Policy Shifts to Come
Dear Shareholder,
The 12-month period ended December 31, 2021, marked another strong year for stocks. Forcefully accommodative and persistent monetary and fiscal policy, along with the COVID-19 vaccine rollouts and an impressively adaptable global economy, drove big gains within risk assets. The ascent wasn’t particularly smooth, as several new COVID-19 variants thwarted attempts at a full-fledged reopening. Besides the distress induced by a public health crisis, prolongation of the pandemic negatively impacted the supply of labor and costs of core goods. These two factors, combined with others such as economic stimulus and rising commodity prices, drove inflation higher. As economic activity proved resilient, however, investors shrugged off soaring prices and continued to buy stocks.
The U.S. unemployment rate declined to 3.9% in December and job openings continued to exceed job seekers, indicating the labor market is approaching full employment. This dynamic is pressuring wages upward and has contributed to inflation running above the U.S Federal Reserve Board’s (the “Fed”) 2% target since April. Sharply higher prices have caused the Fed to hasten its plans to withdraw stimulus. We recognize that in 2022, monetary and fiscal policy are likely to become less supportive of the global economy. Yet in our view, we also see potential offsets to tightening financial conditions, including consumer spending and corporate inventory rebuilding, which make us believe there is scope for continued global equity gains.
The pace and path to policy normalization will be a key market factor for the year ahead. A sharp rise in wages from prolonged labor market tightness is possible, but firms, particularly larger ones, have been able to pass through rising input costs to maintain margins. In our view, this is likely to continue and, combined with still above trend GDP growth, will support earnings growth in 2022.
As we’ve often noted, it’s important to have a plan for investing consistently through headwinds and tailwinds. Keep focused on your long-term goals and don’t get distracted by short-term fluctuations, however compelling or distracting they may seem. Should your long-term goals change, discuss the situation thoroughly with your investment advisor before making any changes to your investment portfolio.
Regardless of events, at Voya we remain well prepared for and fully committed to serving our clients without disruption. We appreciate your continued confidence in us, and we look forward to working with you in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
January 21, 2022
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

Benchmark Descriptions

Index	Description
Bloomberg U.S. Aggregate Bond Index (“Bloomberg U.S. Aggregate Bond”)	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
iMoneyNet Government Institutional Index	The average return for a category of money market funds that includes all government institutional funds: Treasury Institutional, Treasury and Repo Institutional and Government and Agencies Institutional.
MSCI Europe, Australasia and Far East® (“MSCI EAFE®”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI World IndexSM (“MSCI World”)	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
MSCI World Value IndexSM (“MSCI World Value”)	The index captures large and mid cap securities exhibiting overall value style characteristics across 23 Developed Markets countries.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell 3000® Index	An index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500® Index*	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk® Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.

*
The S&P 500® Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Voya Financial. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Voya Financial Product(s) is/are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.

Portfolio Managers’ Report	Voya Balanced Portfolio

Investment Type Allocation as of December 31, 2021 (as a percentage of net assets)

Common Stock	38.9%
Exchange-Traded Funds	28.3%
Mutual Funds	10.4%
Corporate Bonds/Notes	7.1%
U.S. Treasury Obligations	4.4%
Asset-Backed Securities	3.8%
Collateralized Mortgage Obligations	2.5%
U.S. Government Agency Obligations	2.1%
Commercial Mortgage-Backed Securities	1.6%
Sovereign Bonds	0.2%
Preferred Stock	0.1%
Purchased Options	0.0%
Assets in Excess of Other Liabilities*	0.6%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds
Portfolio holdings are subject to change daily.
Voya Balanced Portfolio (the “Portfolio”) seeks total return consisting of capital appreciation (both realized and unrealized) and current income; the secondary investment objective is long-term capital appreciation. The Portfolio uses an asset allocation strategy (“Target Asset Allocation”) to invest in a diversified portfolio of various asset classes and investment strategies. The Portfolio is managed by Paul Zemsky, CFA, Barbara Reinhard, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance: For the year ended December 31, 2021, the Portfolio’s Class I shares provided a total return of 15.92% compared to the S&P Target Risk® Growth Index, Bloomberg U.S. Aggregate Bond Index (“Bloomberg U.S. Aggregate Bond”), MSCI EAFE® Index (“MSCI EAFE®”) and Russell 3000® Index, which returned 11.37%, -1.54%, 11.26% and 25.66%, respectively, for the same period.
Portfolio Specifics: The Portfolio managers attempt to enhance investment returns by tactically deviating from Target Asset Allocations to seek to take advantage of opportunities or reduce risk. The following tactics were among those employed in 2021.
The Portfolio began the year with an overall overweight to equities relative to fixed income. Overall, the Portfolio was overweight to small cap equities, high yield bonds and long government bonds. These positions were funded by underweight positions in core U.S. fixed income and Treasury inflation-protected securities.
At the close of January, the Portfolio implemented a modest overweight to emerging market (“EM”) equities funded by selling down domestic large cap equities. Rationale underpinning the trade was belief that the U.S. dollar (“USD”) would continue to depreciate, and that the COVID-19 vaccine rollout would favor EM equities given its lower exposure to the technology sector relative to domestic large cap equities.
In March, the Portfolio trimmed its overweight position in domestic small cap equities and purchased domestic large cap equities with the proceeds. At the time of the trade, domestic small cap equities had outperformed domestic large cap equities by over
Top Ten Holdings as of December 31, 2021* (as a percentage of net assets)

SPDR S&P 500 ETF Trust	24.3%
Voya High Yield Bond Fund - Class P	8.5%
iShares Russell 2000 ETF	3.9%
Apple, Inc.	1.7%
Microsoft Corp.	1.6%
Voya Short Term Bond Fund - Class R6	1.2%
Alphabet, Inc. - Class A	1.1%
Amazon.com, Inc.	0.9%
United States Treasury Bond, 1.375%, 11/15/31	0.7%
United States Treasury Bond, 2.000%, 11/15/41	0.7%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
22%, since we initiated the overweight in October 2020. With the trade, the Portfolio increased its overweight to domestic large cap equities — reflective of our view that growth will continue for mega cap growth stocks, while also having more dollar resiliency.
As part of its annual review process in April, the Portfolio made modest adjustments to its asset allocation based on the team’s latest long-term capital market assumptions. Within equities, the Portfolio rotated from U.S. large cap into U.S. mid, U.S. small and EM equities. Within fixed income, we removed the position in U.S. long government bonds in favor of core U.S. fixed income.
In July, the Portfolio unwound its overweight equity exposure to the euro zone, as optimism for its outperformance relative to domestic equities waned, given continued USD strength and increased fears over the impact of the COVID-19 Delta variant. EM equity exposures were also reduced, as increasing regulatory risk and tightening credit conditions in China, as well as low vaccination rates in the EM have amplified concerns for the asset class. Proceeds from the trades were incorporated into U.S. large cap equities.
In October, the Portfolio conducted its semi-annual strategic asset allocation review, resulting in a shift of assets into domestic large and small cap equities, and away from U.S. mid cap equities. In addition, EM equities were removed.
The Portfolio may invest in derivative instruments for different purposes, including to seek to enhance returns, to earn income or as a substitute for a position in an underlying asset class. During the year, the Portfolio utilized futures to implement some tactical positions to avoid significant manager disruption and provide the Portfolio with greater liquidity. The impact of the derivatives was in line with expectations of the tactical asset allocation positions. Overall, tactical positions contributed to performance for the year.
Overall, tactical asset allocation positioning relative to our strategic asset allocation and underlying manager contribution were both positive for the year.

Voya Balanced Portfolio	Portfolio Managers’ Report

Current Strategy and Outlook: In our opinion, COVID-19 could be here with us for the long run, but we are learning to live with it. There has been a diminishing impact on economic activity from new mutations and case waves. U.S. consumer balance sheets have improved dramatically from the early days of COVID-19. In our view, with less risk of lockdowns and a high demand for labor, and more than $2 trillion in excess savings, we believe there are more self-sufficient individuals who are now well-equipped to contribute to the next leg of growth in 2022. In addition, capital goods orders have taken off, and when considered alongside exceedingly slim inventories, we believe that capital expenditure is likely to be strong in the coming year. We recognize that monetary and fiscal policy has, and is likely to, continue to become less accommodative in 2022, which will leave economies with fewer supports. In our view, this could lead to bouts of fragility and volatility. However, we believe there are some powerful offsets to tightening financial conditions, including a drawdown in consumer savings and a corporate inventory rebuild. This makes us believe there is scope for continued global equity gains. Additionally, we think equity market risk premia have room to absorb modestly higher rates. We also believe that many pockets of the market are vulnerable to tighter financial conditions but sell-offs in these areas should not crash the overall equity market. Although rising, funding costs remain near record low levels, and we believe strong fundamentals should insulate credit spreads from rising rates. However, inflation and profit dynamics are critical variables to this outlook.
The economy only re-opens once, and we project 2022 above-trend inflation will be generally supply driven and abate as bottlenecks ease. The U.S. Federal Reserve Board’s (the “Fed”) policy tools are not tuned to resolve supply side issues, and that is why we think they will look past inflationary pressures that are not permanent and allow inflation to decelerate naturally as delivery costs come down and more supply comes online, and some workers re-enter the labor force. Furthermore, we expect the handoff from goods to services to happen gradually. We believe a sharp rise in wages from prolonged labor market tightness is possible, but firms, particularly larger ones, have been able to pass through rising input costs to maintain margins. We believe this is likely to continue and, combined with still above-trend gross domestic product growth, will support earnings growth in 2022. The S&P 500® Index has historically demonstrated superior pricing power relative to smaller companies, and thus, underpins the maintenance of our overweight to U.S. large cap stocks.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Balanced Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class I	15.92%	10.34%	9.32%
Class S	15.62%	10.06%	9.06%
S&P Target Risk® Growth Index	11.37%	10.17%	8.96%
Bloomberg U.S. Aggregate Bond	-1.54%	3.57%	2.90%
MSCI EAFE®	11.26%	9.55%	8.03%
Russell 3000® Index	25.66%	17.97%	16.30%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Balanced Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

Voya Global High Dividend Low Volatility Portfolio	Portfolio Managers’ Report

Geographic Diversification as of December 31, 2021 (as a percentage of net assets)

United States	66.9%
Japan	7.0%
Canada	4.3%
United Kingdom	4.3%
Switzerland	2.9%
France	2.5%
Germany	2.2%
Australia	2.1%
Hong Kong	1.6%
Italy	1.2%
Countries between 0.1% – 1.1%^	4.4%
Assets in Excess of Other Liabilities*	0.6%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
^ Includes 9 countries, which each represents 0.1% – 1.1% of net assets.
Portfolio holdings are subject to change daily.
Voya Global High Dividend Low Volatility Portfolio (the “Portfolio”) seeks long-term capital growth and current income. The Portfolio is managed by Steve Wetter, Kai Yee Wong, Peg DiOrio, CFA, and Vincent Costa, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2021, the Portfolio’s Class S shares provided a total return of 20.56% compared to the MSCI World Value IndexSM (the “Index” or “MSCI World Value”) and the MSCI World IndexSM (“MSCI World”), which returned 21.94% and 21.82%, respectively, for the same period.
Portfolio Specifics: For the reporting period, the Portfolio underperformed the MSCI World Value. In terms of the Portfolio’s performance the small-capitalization tilt and industry positioning both detracted, while the stock ranking model, higher dividend yield and lower beta contributed.
On the regional level, stock selection was weakest in Japan and North America and strongest in Europe.
On the sector level, stock selection was weakest in the materials, consumer discretionary and energy sectors. At the individual stock level, not owning Home Depot, Inc., exposure to non-benchmark stock Nintendo Co., Ltd. and an overweight to Secom Co., Ltd. detracted from performance.
By contrast, stock selection was strong in the real estate, information technology and communication services sectors. At the individual stock level, an overweight to Pfizer Inc., not owning Novartis AG and exposure to non-benchmark stock Intuit Inc. contributed to performance.
Top Ten Holdings as of December 31, 2021 (as a percentage of net assets)

Johnson & Johnson	2.0%
Procter & Gamble Co.	1.8%
Cisco Systems, Inc.	1.5%
AbbVie, Inc.	1.4%
Pfizer, Inc.	1.3%
Merck & Co., Inc.	1.1%
Verizon Communications, Inc.	1.1%
Texas Instruments, Inc.	1.0%
PepsiCo, Inc.	1.0%
Target Corp.	1.0%
Portfolio holdings are subject to change daily.
Current Strategy and Outlook: This is an actively managed global quantitative equity strategy that seeks to generate higher dividend income and total returns, with lower volatility and better downside capture, than the MSCI World Value. The investment process seeks to create a universe of sustainable dividend-paying stocks and utilizes fundamentally driven sector-specific alpha models to identify what we believe to be the most attractive stocks within each region-sector. The managers then seek to optimize the Portfolio’s potential to achieve its dividend, alpha and volatility objectives.

*
Effective December 31, 2020, the Portfolio’s benchmark changed from the MSCI World to the MSCI World Value because the MSCI World Value is considered by the adviser to be a more appropriate benchmark, reflecting the type of securities in which the Portfolio invests.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Global High Dividend Low Volatility Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year	Since Inception of Classes S2 and T March 5, 2015
Class ADV	20.23%	9.93%	8.41%	—
Class I(1)	20.87%	10.47%	6.40%	—
Class S	20.56%	10.19%	8.68%	—
Class S2	20.46%	10.04%	—	6.98%
Class T	20.19%	9.81%	—	6.78%
MSCI World Value	21.94%	8.92%	9.53%	7.26%
MSCI World	21.82%	15.03%	12.70%	11.29%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global High Dividend Low Volatility Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class I incepted on March 5, 2015. The Class I shares performance shown for the period prior to their inception date is the performance of Class S shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Effective December 31, 2020 the Portfolio changed its benchmark from the MSCI World IndexSM to the MSCI World Value IndexSM because the MSCI World Value IndexSM is considered by the adviser to be a more appropriate benchmark, reflecting the type of securities in which the Portfolio invests.

Voya Government Money Market Portfolio	Portfolio Managers’ Report

Investment Type Allocation as of December 31, 2021 (as a percentage of net assets)

U.S. Government Agency Debt	43.6%
U.S. Treasury Debt	35.4%
U.S. Treasury Repurchase Agreement	15.4%
Investment Companies	7.2%
Liabilities in Excess of Other Assets	(1.6)%
Net Assets	100.0%
Portfolio holdings are subject to change daily.
Voya Government Money Market Portfolio* (the “Portfolio”) seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments, while maintaining a stable share price of $1.00 per share. The Portfolio is managed by David S. Yealy, Portfolio Manager of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance: For the year ended December 31, 2021, the Portfolio’s Class I shares provided a total return of 0.09% compared to the iMoneyNet Government Institutional Index, which returned 0.02% for the same period.
The adviser to the Portfolio has waived fees to maintain a zero or positive yield, as have other money market funds. The Portfolio was able to realize some capital gains by primarily buying longer-term new issue T-Bills and selling them after yields declined to market levels over time. These gains were distributed to the shareholders and allowed the Portfolio to increase the total return over the yield of the Portfolio. The Portfolio continued to maintain an exposure to floating rate money market securities, shifting out of floaters tied to three-month London inter-bank offered rate (“LIBOR”) or one-month LIBOR, and into floaters tied to one-day secured overnight financing rate (“SOFR”), as the market prepares for LIBOR to be replaced by SOFR or another benchmark.
Portfolio Specifics: The year was a continuation of the previous year marked by COVID-19 and the Federal Open Market Committee (“FOMC”) maintaining accommodative policies to provide liquidity, and support the economy, as the United States and other countries around the globe tried to recover from the economic impact of COVID-19. The U.S. Federal Reserve Board (the “Fed”) maintained its quantitative easing with the monthly purchases of U.S. Treasury and mortgage-backed securities (“MBS”), and expand overnight repurchase agreement operations. The FOMC kept the federal funds rate in a range of 0% to 0.25% throughout the year. Money market rates of securities purchased by the Portfolio, as well as other money market funds, offered very limited yield and return potential in light of the FOMC’s and the Fed’s policies. The Portfolio did extend its weighted average maturity (“WAM”) for parts of the period in order to capture additional yield and capital gains potential.
Outlook and Current Strategy: Looking ahead at 2023, we expect the FOMC to start to raise rates in response to high and persistent inflation over its 2% target, the recovery in the labor market and the economy gaining a solid footing as the impact of COVID-19 subsides overtime. The FOMC has indicated that they expect to be in position to start raising rates as early as March, following the end of the taper in the monthly purchases of U.S. Treasury and MBS securities. We expect that the FOMC will raise rates multiple times during the year and could also start to reduce the Fed balance sheet by allowing the maturities of U.S. Treasuries and principal paydowns of MBS securities to run-off instead of reinvesting. We plan on shortening the WAM of the Portfolio as the market starts to price in multiple rate increases. We plan on maintaining or adding to our holdings of floating rate securities to take advantage of the rate increases. We will look to take advantage of higher yields on longer-term maturities if or when the market has priced in more rate increases, or faster rate increases, than we expect in our opinion at that time, otherwise we will have a shorter-than-normal WAM.

*
Please see Note 5 for more information regarding the contractual waiver in place to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a net yield of not less than 0.00%.

You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.
The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Growth and Income Portfolio

Sector Diversification as of December 31, 2021 (as a percentage of net assets)

Information Technology	24.7%
Health Care	14.6%
Communication Services	11.3%
Consumer Discretionary	11.1%
Financials	10.8%
Industrials	7.5%
Consumer Staples	6.9%
Energy	3.5%
Materials	3.1%
Real Estate	2.7%
Utilities	2.3%
Assets in Excess of Other Liabilities*	1.5%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Growth and Income Portfolio (the “Portfolio”) seeks to maximize total return through investments in a diversified portfolio of common stock and securities convertible into common stocks. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by Vincent Costa, CFA, James Dorment, CFA, and Gregory Wachsman, CFA, Portfolio Managers* of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2021, the Portfolio’s Class I shares provided a total return of 29.00% compared to the S&P 500® Index, which returned 28.71% for the same period.
Portfolio Specifics: For the year ended December 31, 2021, the Portfolio outperformed the S&P 500® Index due to strong security selection. Stock selection within the consumer discretionary and consumer staples sectors had the largest negative impact on performance. At the individual stock level, key detractors were not owning NVIDIA Corporation, and overweight positions in Fiserv, Inc. and Gap, Inc.
By contrast, on the sector level, stock selection within the information technology and industrials sectors had the largest positive impact on relative performance. Key contributors included overweight positions in Intuit Inc., Motorola Solutions, Inc. and Alphabet Inc.
Current Strategy and Outlook: We believe that the pace and path to policy normalization will be a key market factor for the year ahead. We recognize that global monetary and fiscal policy is likely to become less accommodative in 2022, leaving
Top Ten Holdings as of December 31, 2021 (as a percentage of net assets)

Microsoft Corp.	9.5%
Alphabet, Inc. - Class A	5.3%
Amazon.com, Inc.	4.5%
Intuit, Inc.	3.5%
Motorola Solutions, Inc.	3.4%
Eli Lilly & Co.	2.6%
Broadcom, Inc.	2.6%
UnitedHealth Group, Inc.	2.2%
Philip Morris International, Inc.	2.1%
Coca-Cola Co.	2.1%
Portfolio holdings are subject to change daily.
economies with fewer supports. In our opinion, this could lead to bouts of fragility and volatility. Yet we also see potentially powerful offsets to tightening financial conditions, including higher consumer spending and a corporate inventory rebuild. This makes us believe there is scope for continued global equity gains. We believe that COVID-19 could be with us for the long run, but we are learning to live with it. There has been a diminishing impact on economic activity from new mutations and case waves. In our view, with fewer risks of lockdowns and high demand for labor, more people are positioned to contribute to the next leg of growth in 2022. A sharp rise in wages from prolonged labor market tightness is possible, but so far firms have been able to pass through rising input costs to maintain margins. We think this is likely to continue and, combined with still above trend GDP growth, will support earnings growth in 2022.

*
Effective May 31, 2021, Gregory Wachsman, CFA was added as a portfolio manager for the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Growth and Income Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	28.41%	16.99%	14.53%
Class I	29.00%	17.52%	15.05%
Class S	28.72%	17.23%	14.76%
Class S2	28.52%	17.06%	14.59%
S&P 500® Index	28.71%	18.47%	16.55%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Growth and Income Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the
Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Intermediate Bond Portfolio

Investment Type Allocation as of December 31, 2021 (as a percentage of net assets)

Corporate Bonds/Notes	26.5%
Mutual Funds	24.9%
Collateralized Mortgage Obligations	13.5%
U.S. Government Agency Obligations	10.8%
Asset-Backed Securities	10.6%
U.S. Treasury Obligations	8.0%
Commercial Mortgage-Backed Securities	6.4%
Municipal Bonds	0.1%
Purchased Options	0.0%
Liabilities in Excess of Other Assets*	(0.8)%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Intermediate Bond Portfolio (the “Portfolio”) seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by David Goodson, Randall Parrish, CFA, Matthew Toms, CFA, and Sean Banai, CFA, Portfolio Managers* of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2021, the Portfolio’s Class I shares provided a total return of -0.88% compared to the Bloomberg U.S. Aggregate Bond Index (“Bloomberg U.S. Aggregate Bond”), which returned -1.54% for the same period.
Portfolio Specifics: The Portfolio outperformed the Bloomberg U.S. Aggregate Bond, benefiting from both security selection and sector allocation decisions, while duration and yield curve positioning detracted from performance.
Interest rates rose and high-yield (“HY”) bond prices declined over the reporting period. Strong momentum in the U.S. recovery, expectations of a faster vaccination program and more fiscal stimulus, that raised concerns over inflation early in 2021, propelled Treasury yields higher. Long-term U.S. interest rates see-sawed in a tug-of-war between slowing growth and elevated inflation concerns. Later in the period, short-term rates rose in anticipation of forthcoming rate hikes by the U.S. Federal Reserve Board (the “Fed”). In December, the U.S. central bank signaled as many as three rate hikes over the course of 2022. For the period, the 10-year Treasury yield rose from 0.92% to 1.51%.
The broad decline in U.S. Treasuries set the tone for bond market performance. Most HY sectors outperformed Treasuries, while posting modest negative returns. Agency mortgage-backed securities (“MBS”) was one sector that underperformed, impacted by ongoing rate volatility and concerns over the potential impact of the Fed tapering its bond purchases. Positive returns were sourced from lower-rated off-benchmark sectors, including HY corporates that were supported by momentum
Top Ten Holdings as of December 31, 2021 (as a percentage of net assets)

Voya Securitized Credit Fund - Class P	6.0%
Voya Investment Grade Credit Fund - Class P	5.5%
Voya Emerging Markets Hard Currency Debt Fund - Class P	4.3%
Voya High Yield Bond Fund - Class P	4.3%
Voya Emerging Markets Corporate Debt Fund - Class P	3.1%
United States Treasury Bond, 2.000%, 11/15/41	2.3%
Voya Emerging Markets Local Currency Debt Fund - Class P	1.7%
Uniform Mortgage-Backed Securities, 2.000%, 02/15/52	1.6%
United States Treasury Bond, 2.000%, 08/15/51	1.3%
United States Treasury Note, 0.750%, 12/31/23	1.2%
Portfolio holdings are subject to change daily.
in the U.S. economy, credit risk transfer securities (“CRTs”) supported by the strong housing market and collateralized loan obligations buoyed by the strong performance in the bank loan market. For the period, the bond market as represented by the index declined 1.54% for the period.
Outperformance was supported by security selection and sector allocations. Positive security selection was most notable in commercial mortgage-backed securities, where prices continued to recover as the commercial real estate market showed further signs of its post-COVID-19 recovery. Investment-grade corporates also added, as we preferred BBB-rated issuers and intermediate maturities. Sector allocations contributed across corporate and securitized sectors, with lower-rated investments in non-agency residential mortgage-backed securities, CRTs and HY corporates contributing the most. Duration and yield curve positioning detracted. While defensively positioned, our concentration of holdings in the shorter part of the curve, versus an underweight in longer maturities, impacted performance during periods when short-rates rose more than long-rates.
The Portfolio used derivatives such as futures, swaps, options and forward contracts for hedging and overall risk management. The use of derivatives negatively impacted performance for the period.
Current Strategy and Outlook: Looking ahead, we expect pressure for the 10-year yield to move higher throughout 2022, but we believe the market will resist moving significantly above 2%. In terms of curve shape, we do not expect the curve to flatten as much as priced into forward curves, and in our view the path is likely to be a volatile one with the timing of hikes and aggressiveness of the Fed still open to debate. We think that global inflation, accentuated by energy and commodity

Voya Intermediate Bond Portfolio	Portfolio Managers’ Report

prices, will peak in early 2022, but the rate of decline will vary across economies. We believe that U.S. inflation will decline only gradually, and likely remain above the Fed’s target, as wage-driven services inflation and continued rising shelter costs offset a retracement in COVID-19-driven goods inflation.
In this environment, we believe that corporate and consumer fundamentals should remain strong and justify valuations remaining at historically “fully-valued” levels, with episodes of volatility creating tactical opportunities and anchoring our preference for credit sensitivity over rate sensitivity in portfolios. As a result, we remain underweight in U.S. Treasuries and agency MBS, while allocating risk across the corporate and securitized credit spectrum. We think that the first Fed rate hike is a limited risk to credit markets, as credit spreads have historically held steady and even narrowed in the early stages of a Fed hiking cycle. At the same time, we are mindful of the limited upside available, which in our opinion increases the need for downside protection beyond the traditional duration toolkit. Further out, we think that as U.S. rates reach an equilibrium and U.S. dollar strength abates, emerging market debt securities could prove attractive.

*
Effective July 31, 2021, Sean Banai, CFA was added as a portfolio manager for the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Intermediate Bond Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	-1.42%	3.64%	3.62%
Class I	-0.88%	4.17%	4.14%
Class S	-1.07%	3.91%	3.88%
Class S2	-1.24%	3.76%	3.73%
Bloomberg U.S. Aggregate Bond	-1.54%	3.57%	2.90%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Intermediate Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the
Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

Voya Small Company Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2021 (as a percentage of net assets)

Financials	17.6%
Industrials	17.6%
Consumer Discretionary	15.5%
Information Technology	15.0%
Health Care	12.0%
Real Estate	6.6%
Materials	5.3%
Energy	3.7%
Consumer Staples	1.7%
Communication Services	1.5%
Utilities	1.4%
Exchange-Traded Funds	0.8%
Assets in Excess of Other Liabilities*	1.3%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
Portfolio holdings are subject to change daily.
Voya Small Company Portfolio (the “Portfolio”) seeks growth of capital primarily through investment in a diversified portfolio of common stock of companies with smaller market capitalizations. The Portfolio is managed by Joseph Basset, CFA, and James Hasso, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2021, the Portfolio’s Class I shares provided a total return of 14.76% compared to the Russell 2000® Index, which returned 14.82% for the same period.
Portfolio Specifics: The Portfolio underperformed the Russell 2000® Index during the reporting period due to unfavorable stock selection effects. Most notably, stock selection in the transportation and retail sectors detracted the most value. On an individual stock level, overweight positions in Haemonetics Corporation, Q2 Holdings, Inc. and Ontrak, Inc. had the greatest negative impact on performance. In contrast, an underweight allocation to and stock selection in the pharmaceutical and biotechnology sector contributed the most to performance. Stock selection in the industrial materials and capital goods sectors also added value. On an individual stock level, owning non-benchmark positions in Signature Bank and Builders FirstSource, Inc., as well as an overweight position in FuelCell Energy, Inc. added the most value.
Current Strategy and Outlook: We believe that the pace and path to policy normalization will be a key market factor for the year ahead. We recognize that global monetary and fiscal policy is likely to become less accommodative in 2022, leaving
Top Ten Holdings as of December 31, 2021* (as a percentage of net assets)

Cushman & Wakefield PLC	1.6%
Encompass Health Corp.	1.5%
Hillenbrand, Inc.	1.5%
WillScot Mobile Mini Holdings Corp.	1.4%
Ensign Group, Inc.	1.4%
Envista Holdings Corp.	1.4%
CubeSmart	1.3%
Builders FirstSource, Inc.	1.2%
PacWest Bancorp	1.2%
Switch, Inc.	1.2%
* Excludes short-term investments.
Portfolio holdings are subject to change daily
economies with fewer supports. This could lead to bouts of fragility and volatility, in our view. Yet we also see potentially powerful offsets to tightening financial conditions, including higher consumer spending and a corporate inventory rebuild. This makes us believe there is scope for continued global equity gains.
We believe COVID-19 could be with us for the long run, but we are learning to live with it. There has been a diminishing impact on economic activity from new mutations and case waves. In our view, with fewer risks of lockdowns and high demand for labor, more people are positioned to contribute to the next leg of growth in 2022. We believe that a sharp rise in wages from prolonged labor market tightness is possible, but so far firms have been able to pass through rising input costs to maintain margins. We think this is likely to continue and, combined with still above trend GDP growth, will support earnings growth in 2022.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Small Company Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	14.19%	8.24%	11.64%
Class I	14.76%	8.78%	12.20%
Class R6(1)	14.77%	8.78%	12.20%
Class S	14.47%	8.51%	11.92%
Russell 2000® Index	14.82%	12.02%	13.23%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Small Company Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on November 24, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2021*	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2021*
Voya Balanced Portfolio
Class I	$1,000.00	$1,058.00	0.69%	$3.58	$1,000.00	$1,021.73	0.69%	$3.52
Class S	1,000.00	1,057.10	0.94	4.87	1,000.00	1,020.47	0.94	4.79
Voya Global High Dividend Low Volatility Portfolio
Class ADV	$1,000.00	$1,070.70	1.10%	$5.74	$1,000.00	$1,019.66	1.10%	$5.60
Class I	1,000.00	1,073.90	0.60	3.14	1,000.00	1,022.18	0.60	3.06
Class S	1,000.00	1,072.40	0.85	4.44	1,000.00	1,020.92	0.85	4.33
Class S2	1,000.00	1,072.10	1.00	5.22	1,000.00	1,020.16	1.00	5.09
Class T	1,000.00	1,070.70	1.20	6.26	1,000.00	1,019.16	1.20	6.11
Voya Government Money Market Portfolio
Class I	$1,000.00	$1,000.70	0.05%	$0.25	$1,000.00	$1,024.95	0.05%	$0.26
Class S	1,000.00	1,000.70	0.05	0.25	1,000.00	1,024.95	0.05	0.26
Voya Growth and Income Portfolio
Class ADV	$1,000.00	$1,097.20	1.06%	$5.60	$1,000.00	$1,019.86	1.06%	$5.40
Class I	1,000.00	1,099.90	0.61	3.23	1,000.00	1,022.13	0.61	3.11
Class S	1,000.00	1,098.40	0.86	4.55	1,000.00	1,020.87	0.86	4.38
Class S2	1,000.00	1,097.80	1.01	5.34	1,000.00	1,020.11	1.01	5.14

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2021*	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2021*
Voya Intermediate Bond Portfolio
Class ADV	$1,000.00	$996.30	1.03%	$5.18	$1,000.00	$1,020.01	1.03%	$5.24
Class I	1,000.00	999.00	0.53	2.67	1,000.00	1,022.53	0.53	2.70
Class S	1,000.00	998.40	0.78	3.93	1,000.00	1,021.27	0.78	3.97
Class S2	1,000.00	997.60	0.93	4.68	1,000.00	1,020.52	0.93	4.74
Voya Small Company Portfolio
Class ADV	$1,000.00	$1,003.60	1.40%	$7.07	$1,000.00	$1,018.15	1.40%	$7.12
Class I	1,000.00	1,006.20	0.90	4.55	1,000.00	1,020.67	0.90	4.58
Class R6	1,000.00	1,006.20	0.87	4.40	1,000.00	1,020.82	0.87	4.43
Class S	1,000.00	1,004.90	1.15	5.81	1,000.00	1,019.41	1.15	5.85

*
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Balanced Portfolio, Voya Global High Dividend Low Volatility Portfolio, Voya Government Money Market Portfolio, Voya Growth and Income Portfolio, Voya Intermediate Bond Portfolio and Voya Small Company Portfolio and the Boards of Directors/Trustees of Voya Balanced Portfolio, Inc., Voya Variable Funds, Voya Variable Portfolios, Inc., Voya Intermediate Bond Portfolio and Voya Government Money Market Portfolio
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Balanced Portfolio, Voya Global High Dividend Low Volatility Portfolio, Voya Government Money Market Portfolio, Voya Growth and Income Portfolio, Voya Intermediate Bond Portfolio and Voya Small Company Portfolio (collectively referred to as the “Portfolios”) (each a portfolio of Voya Balanced Portfolio, Inc., Voya Variable Portfolios, Inc., Voya Government Money Market Portfolio, Voya Variable Funds, Voya Intermediate Bond Portfolio and Voya Variable Portfolios, Inc., respectively (collectively referred to as the “Registrants”)), including the portfolios of investments, as of December 31, 2021, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolios at December 31, 2021, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for each of the periods in the three-year period ended December 31, 2019, were audited by another independent registered public accounting firm whose report, dated February 26, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Registrants’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Registrants in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Registrants are not required to have, nor were we engaged to perform, an audit of the Registrants’ internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Registrants’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
February 24, 2022

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2021

	Voya Balanced Portfolio	Voya Global High Dividend Low Volatility Portfolio	Voya Government Money Market Portfolio
ASSETS:
Investments in securities at fair value+*	$345,943,799	$637,248,244	$—
Investments in affiliates at fair value**	40,170,346	—	—
Short-term investments at fair value†	18,990,717	3,371,611	—
Short-term investments at amortized cost	—	—	418,877,376
Repurchase agreements	—	—	74,798,000
Cash	270,896	85,376	1,120
Cash collateral for futures contracts	196,659	—	—
Foreign currencies at value‡	16,646	109,554	—
Receivables:
Investment securities sold	204,511	—	32,971,609
Investment securities sold on a delayed-delivery or when-issued basis	2,647,823	—	—
Fund shares sold	3,444	10,724	309,313
Dividends	468,021	1,448,034	85
Interest	371,462	—	9,944
Foreign tax reclaims	143,169	1,123,865	—
Variation margin on futures contracts	36,203	—	—
Unrealized appreciation on forward foreign currency contracts	2,127	—	—
Prepaid expenses	33	54	50
Reimbursement due from Investment Adviser	13,297	26,261	—
Other assets	53,470	56,060	131,035
Total assets	409,532,623	643,479,783	527,098,532
LIABILITIES:
Payable for investment securities purchased	243,357	—	40,962,459
Payable for investment securities purchased on a delayed-delivery or when-issued basis	7,254,736	—	—
Payable for fund shares redeemed	31,034	3,708,982	1,187
Payable upon receipt of securities loaned	13,119,471	2,677,611	—
Unrealized depreciation on forward foreign currency contracts	13,025	—	—
Payable for investment management fees	196,180	294,384	125,433
Payable for distribution and shareholder service fees	614	106,657	7
Payable for directors/ trustees fees	1,924	3,166	2,574
Payable to directors/ trustees under the deferred compensation plan (Note 6)	53,470	56,060	131,035
Other accrued expenses and liabilities	151,770	178,708	18,774
Written options, at fair value^	5,346	—	—
Total liabilities	21,070,927	7,025,568	41,241,469
NET ASSETS	$388,461,696	$636,454,215	$485,857,063
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$279,440,509	$524,434,041	$485,923,455
Total distributable earnings (loss)	109,021,187	112,020,174	(66,392)
NET ASSETS	$388,461,696	$636,454,215	$485,857,063
+ Including securities loaned at value	$12,968,293	$2,549,578	$—
* Cost of investments in securities	$283,891,816	$543,135,386	$—
** Cost of investments in affiliates	$38,424,132	$—	$—
† Cost of short-term investments	$18,990,721	$3,371,611	$—
‡ Cost of foreign currencies	$18,422	$108,381	$—
^ Premiums received on written options	$20,442	$—	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2021 (continued)

	Voya Balanced Portfolio	Voya Global High Dividend Low Volatility Portfolio	Voya Government Money Market Portfolio
Class ADV
Net assets	n/a	$13,885,812	n/a
Shares authorized	n/a	100,000,000	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	1,126,664	n/a
Net asset value and redemption price per share	n/a	$12.32	n/a
Class I
Net assets	$385,537,625	$144,784,810	$485,800,081
Shares authorized	500,000,000	100,000,000	unlimited
Par value	$0.001	$0.001	$1.000
Shares outstanding	20,917,323	11,767,968	485,700,055
Net asset value and redemption price per share	$18.43	$12.30	$1.00
Class S
Net assets	$2,924,071	$474,598,243	$56,982
Shares authorized	500,000,000	300,000,000	unlimited
Par value	$0.001	$0.001	$1.000
Shares outstanding	159,603	38,387,207	56,971
Net asset value and redemption price per share	$18.32	$12.36	$1.00
Class S2
Net assets	n/a	$264,857	n/a
Shares authorized	n/a	100,000,000	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	21,707	n/a
Net asset value and redemption price per share	n/a	$12.20	n/a
Class T
Net assets	n/a	$2,920,493	n/a
Shares authorized	n/a	100,000,000	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	236,643	n/a
Net asset value and redemption price per share	n/a	$12.34	n/a
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2021

	Voya Growth and Income Portfolio	Voya Intermediate Bond Portfolio	Voya Small Company Portfolio
ASSETS:
Investments in securities at fair value+*	$2,242,230,584	$2,451,640,042	$442,588,008
Investments in affiliates at fair value**	—	805,769,648	—
Short-term investments at fair value†	105,624,977	147,128,933	9,188,500
Cash	730,093	930,224	147,665
Cash collateral for futures contracts	—	6,315,805	—
Cash pledged for centrally cleared swaps (Note 2)	—	3,091,000	—
Cash pledged as collateral for OTC derivatives (Note 2)	—	100,000	—
Receivables:
Investment securities sold	—	4,197,229	—
Investment securities sold on a delayed-delivery or when-issued basis	—	119,872,187	—
Fund shares sold	97,476	27,510,664	73,374
Dividends	1,896,354	—	234,799
Interest	—	13,153,432	—
Foreign tax reclaims	231,444	—	6,785
Variation margin on futures contracts	—	1,504,886	—
Unrealized appreciation on forward foreign currency contracts	—	163,217	—
Prepaid expenses	289	315	42
Reimbursement due from Investment Adviser	—	68,024	19,664
Other assets	272,663	376,469	49,118
Total assets	2,351,083,880	3,581,822,075	452,307,955
LIABILITIES:
Payable for investment securities purchased	—	3,955,611	703,284
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	213,041,962	—
Payable for fund shares redeemed	635,176	2,943,718	558,983
Payable upon receipt of securities loaned	70,628,977	124,600,447	1,949,500
Unrealized depreciation on forward foreign currency contracts	—	836,455	—
Variation margin payable on centrally cleared swaps	—	75,841	—
Cash received as collateral for OTC derivatives (Note 2)	—	770,000	—
Payable for investment management fees	1,050,685	1,367,419	315,835
Payable for distribution and shareholder service fees	45,483	538,369	20,370
Payable for directors/ trustees fees	16,177	16,823	2,349
Payable to directors/ trustees under the deferred compensation plan (Note 6)	272,663	376,469	49,118
Other accrued expenses and liabilities	390,768	553,129	137,458
Written options, at fair value^	—	195,408	—
Total liabilities	73,039,929	349,271,651	3,736,897
NET ASSETS	$2,278,043,951	$3,232,550,424	$448,571,058
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,529,639,435	$3,207,389,583	$318,546,929
Total distributable earnings	748,404,516	25,160,841	130,024,129
NET ASSETS	$2,278,043,951	$3,232,550,424	$448,571,058
+ Including securities loaned at value	$68,977,939	$104,211,850	$1,906,147
* Cost of investments in securities	$1,535,387,109	$2,407,914,818	$405,155,768
** Cost of investments in affiliates	$—	$814,880,223	$—
† Cost of short-term investments	$105,624,977	$147,131,325	$9,188,500
^ Premiums received on written options	$—	$747,156	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2021 (continued)

	Voya Growth and Income Portfolio	Voya Intermediate Bond Portfolio	Voya Small Company Portfolio
Class ADV
Net assets	$97,014,538	$284,546,663	$8,825,945
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	4,311,180	22,433,685	447,134
Net asset value and redemption price per share	$22.50	$12.68	$19.74
Class I
Net assets	$2,137,930,190	$976,144,304	$344,506,388
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	91,750,749	76,118,055	16,238,596
Net asset value and redemption price per share	$23.30	$12.82	$21.22
Class R6
Net assets	n/a	n/a	$14,789,970
Shares authorized	n/a	n/a	100,000,000
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	696,689
Net asset value and redemption price per share	n/a	n/a	$21.23
Class S
Net assets	$42,611,614	$1,956,288,524	$80,448,755
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	1,890,835	153,608,315	3,922,788
Net asset value and redemption price per share	$22.54	$12.74	$20.51
Class S2
Net assets	$487,609	$15,570,933	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$1.000	$1.000	n/a
Shares outstanding	22,199	1,227,386	n/a
Net asset value and redemption price per share	$21.97	$12.69	n/a

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the Year ended December 31, 2021

	Voya Balanced Portfolio	Voya Global High Dividend Low Volatility Portfolio	Voya Government Money Market Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,034,539	$18,566,829	$5,104
Dividends from affiliated underlying funds	2,091,214	—	—
Interest	1,895,744	—	240,241
Securities lending income, net	93,427	114,933	—
Total investment income	8,114,924	18,681,762	245,345
EXPENSES:
Investment management fees	2,308,776	3,506,486	1,800,462
Distribution and shareholder service fees:
Class ADV	—	69,806	—
Class S	7,295	1,193,526	133
Class S2	—	1,317	—
Class T	—	20,998	—
Transfer agent fees:
Class ADV	—	7,626	—
Class I	307,897	75,813	587,285
Class S	2,352	260,768	61
Class S2	—	179	—
Class T	—	1,530	—
Shareholder reporting expense	20,234	76,980	32,735
Registration fees	—	—	1,977
Professional fees	25,638	41,254	33,453
Custody and accounting expense	144,018	108,020	51,730
Directors/ trustees fees	15,392	25,332	20,586
Licensing fee (Note 7)	24,904	—	—
Shareholder notification costs (Note 4)	—	14,148	—
Miscellaneous expense	14,105	27,745	17,293
Interest expense	446	72	—
Total expenses	2,871,057	5,431,600	2,545,715
Waived and reimbursed fees	(197,485)	(334,869)	(2,300,370)
Net expenses	2,673,572	5,096,731	245,345
Net investment income	5,441,352	13,585,031	—
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	41,188,755	69,646,791	417,484
Sale of affiliated underlying funds	34,169	—	—
Forward foreign currency contracts	4,956	—	—
Foreign currency related transactions	(445)	(14,710)	—
Futures	692,015	—	—
Swaps	(122,040)	—	—
Written options	91,020	—	—
Net realized gain	41,888,430	69,632,081	417,484
Net change in unrealized appreciation (depreciation) on:
Investments	9,660,076	35,559,529	—
Affiliated underlying funds	(320,643)	—	—
Forward foreign currency contracts	25,636	—	—
Foreign currency related transactions	(18,099)	(87,859)	—
Futures	(55,748)	—	—
Written options	2,737	—	—
Net change in unrealized appreciation (depreciation)	9,293,959	35,471,670	—
Net realized and unrealized gain	51,182,389	105,103,751	417,484
Increase in net assets resulting from operations	$56,623,741	$118,688,782	$417,484
* Foreign taxes withheld	$103,741	$860,001	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the Year ended December 31, 2021

	Voya Growth and Income Portfolio	Voya Intermediate Bond Portfolio	Voya Small Company Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$47,262,833	$5,640	$4,087,154
Dividends from affiliated underlying funds	—	32,432,324	—
Interest	—	69,918,938	—
Securities lending income, net	67,669	92,391	30,218
Total investment income	47,330,502	102,449,293	4,117,372
EXPENSES:
Investment management fees	19,412,836	16,823,168	3,994,179
Distribution and shareholder service fees:
Class ADV	3,908,997	1,475,614	41,080
Class S	1,038,885	5,060,237	212,907
Class S2	1,734	70,752	—
Transfer agent fees:
Class ADV	290,170	145,652	9,516
Class I	792,894	507,212	421,229
Class R6	—	—	21
Class S	154,041	998,947	98,951
Class S2	169	8,730	—
Shareholder reporting expense	146,740	95,600	14,500
Professional fees	126,611	122,220	13,530
Custody and accounting expense	279,921	355,790	52,950
Directors/ trustees fees	129,419	134,586	18,796
Miscellaneous expense	55,690	63,848	10,332
Interest expense	2,930	—	1,254
Total expenses	26,341,037	25,862,356	4,889,245
Waived and reimbursed fees	(1,846,897)	(1,337,760)	(399,826)
Net expenses	24,494,140	24,524,596	4,489,419
Net investment income (loss)	22,836,362	77,924,697	(372,047)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	916,377,469	13,492,353	102,106,996
Capital gain distributions from affiliated underlying funds	—	4,228,312	—
Forward foreign currency contracts	—	695,597	—
Foreign currency related transactions	—	48,830	(232)
Futures	—	(18,824,135)	—
Swaps	—	(9,270,574)	—
Written options	—	4,179,158	—
Net realized gain (loss)	916,377,469	(5,450,459)	102,106,764
Net change in unrealized appreciation (depreciation) on:
Investments	(126,586,298)	(86,671,100)	(38,277,161)
Affiliated underlying funds	—	(30,190,623)	—
Forward foreign currency contracts	—	1,554,463	—
Foreign currency related transactions	—	(727,779)	(20)
Futures	—	4,121,618	—
Swaps	—	915,490	—
Written options	—	11,593	—
Net change in unrealized appreciation (depreciation)	(126,586,298)	(110,986,338)	(38,277,181)
Net realized and unrealized gain (loss)	789,791,171	(116,436,797)	63,829,583
Increase (decrease) in net assets resulting from operations	$812,627,533	$(38,512,100)	$63,457,536
* Foreign taxes withheld	$110,428	$—	$10,896
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Balanced Portfolio		Voya Global High Dividend Low Volatility Portfolio
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM OPERATIONS:
Net investment income	$5,441,352	$6,399,068	$13,585,031	$12,886,495
Net realized gain (loss)	41,888,430	5,154,690	69,632,081	(30,424,009)
Net change in unrealized appreciation (depreciation)	9,293,959	24,343,888	35,471,670	1,716,505
Increase (decrease) in net assets resulting from operations	56,623,741	35,897,646	118,688,782	(15,821,009)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	—	—	(285,119)	(256,442)
Class I	(12,106,938)	(18,138,058)	(3,556,936)	(3,119,971)
Class S	(86,191)	(126,078)	(10,900,387)	(9,952,937)
Class S2	—	—	(7,066)	(6,422)
Class T	—	—	(54,811)	(44,881)
Return of capital:
Class ADV	—	—	—	(7,056)
Class I	—	—	—	(68,689)
Class S	—	—	—	(243,548)
Class S2	—	—	—	(168)
Class T	—	—	—	(1,310)
Total distributions	(12,193,129)	(18,264,136)	(14,804,319)	(13,701,424)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	4,492,780	5,535,434	6,376,131	18,903,580
Reinvestment of distributions	12,193,129	18,264,136	14,804,319	13,701,424
	16,685,909	23,799,570	21,180,450	32,605,004
Cost of shares redeemed	(46,277,136)	(41,524,529)	(100,005,477)	(102,658,244)
Net decrease in net assets resulting from capital share transactions	(29,591,227)	(17,724,959)	(78,825,027)	(70,053,240)
Net increase (decrease) in net assets	14,839,385	(91,449)	25,059,436	(99,575,673)
NET ASSETS:
Beginning of year or period	373,622,311	373,713,760	611,394,779	710,970,452
End of year or period	$388,461,696	$373,622,311	$636,454,215	$611,394,779
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Government Money Market Portfolio		Voya Growth and Income Portfolio
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM OPERATIONS:
Net investment income	$—	$1,187,700	$22,836,362	$34,522,135
Net realized gain	417,484	212,665	916,377,469	300,435,837
Net change in unrealized appreciation (depreciation)	—	—	(126,586,298)	130,647,761
Increase in net assets resulting from operations	417,484	1,400,365	812,627,533	465,605,733
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	—	—	(62,613,808)	(89,633,973)
Class I	(435,973)	(1,404,625)	(868,148,958)	(185,709,436)
Class S	(47)	(11)	(29,792,606)	(48,725,698)
Class S2	—	—	(203,108)	(36,297)
Total distributions	(436,020)	(1,404,636)	(960,758,480)	(324,105,404)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	68,486,663	285,044,111	15,175,175	16,220,803
Reinvestment of distributions	436,020	1,404,636	959,988,028	323,931,465
	68,922,683	286,448,747	975,163,203	340,152,268
Cost of shares redeemed	(153,042,558)	(185,720,359)	(1,780,801,713)	(425,160,048)
Net increase (decrease) in net assets resulting from capital share transactions	(84,119,875)	100,728,388	(805,638,510)	(85,007,780)
Net increase (decrease) in net assets	(84,138,411)	100,724,117	(953,769,457)	56,492,549
NET ASSETS:
Beginning of year or period	569,995,474	469,271,357	3,231,813,408	3,175,320,859
End of year or period	$485,857,063	$569,995,474	$2,278,043,951	$3,231,813,408
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Intermediate Bond Portfolio		Voya Small Company Portfolio
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM OPERATIONS:
Net investment income (loss)	$77,924,697	$95,405,007	$(372,047)	$561,796
Net realized gain (loss)	(5,450,459)	86,132,589	102,106,764	2,886,158
Net change in unrealized appreciation (depreciation)	(110,986,338)	74,500,612	(38,277,181)	25,963,897
Increase (decrease) in net assets resulting from operations	(38,512,100)	256,038,208	63,457,536	29,411,851
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(5,686,785)	(15,415,594)	(34,073)	(115,866)
Class I	(25,046,665)	(60,842,817)	(1,965,800)	(7,399,513)
Class R6	—	—	(82,239)	(113,123)
Class S	(44,109,528)	(114,239,492)	(342,592)	(1,519,485)
Class S2	(363,231)	(1,162,517)	—	—
Return of capital:
Class ADV	(1,774,823)	—	—	—
Class I	(6,113,408)	—	—	—
Class S	(12,119,576)	—	—	—
Class S2	(106,570)	—	—	—
Total distributions	(95,320,586)	(191,660,420)	(2,424,704)	(9,147,987)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	116,408,495	289,580,060	23,480,953	35,470,151
Reinvestment of distributions	95,313,861	191,650,804	2,424,704	9,147,987
	211,722,356	481,230,864	25,905,657	44,618,138
Cost of shares redeemed	(427,308,214)	(498,718,864)	(84,200,830)	(145,853,074)
Net decrease in net assets resulting from capital share transactions	(215,585,858)	(17,488,000)	(58,295,173)	(101,234,936)
Net increase (decrease) in net assets	(349,418,544)	46,889,788	2,737,659	(80,971,072)
NET ASSETS:
Beginning of year or period	3,581,968,968	3,535,079,180	445,833,399	526,804,471
End of year or period	$3,232,550,424	$3,581,968,968	$448,571,058	$445,833,399
See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Balanced Portfolio
Class I
12-31-21	16.43	0.25•	2.31	2.56	0.29	0.27	—	0.56	—	18.43	15.92	0.74	0.69	0.69	1.42	385,538	101
12-31-20	15.71	0.29	1.22	1.51	0.36	0.43	—	0.79	—	16.43	10.85	0.76	0.69	0.69	1.83	370,828	96
12-31-19	14.10	0.33•	2.26	2.59	0.37	0.61	—	0.98	—	15.71	19.11	0.69	0.69	0.69	2.23	371,202	113
12-31-18	16.69	0.34•	(1.37)	(1.03)	0.36	1.20	—	1.56	—	14.10	(6.83)	0.67	0.67	0.67	2.20	347,788	184
12-31-17	14.93	0.32•	1.85	2.17	0.41	—	—	0.41	—	16.69	14.73	0.67	0.65	0.65	2.01	425,002	174
Class S
12-31-21	16.34	0.20•	2.31	2.51	0.26	0.27	—	0.53	—	18.32	15.62	0.99	0.94	0.94	1.16	2,924	101
12-31-20	15.62	0.23•	1.24	1.47	0.32	0.43	—	0.75	—	16.34	10.57	1.01	0.94	0.94	1.59	2,794	96
12-31-19	14.02	0.29•	2.25	2.54	0.33	0.61	—	0.94	—	15.62	18.80	0.94	0.94	0.94	1.98	2,511	113
12-31-18	16.59	0.30•	(1.36)	(1.06)	0.31	1.20	—	1.51	—	14.02	(7.03)	0.92	0.92	0.92	1.94	2,693	184
12-31-17	14.85	0.28•	1.82	2.10	0.36	—	—	0.36	—	16.59	14.37	0.92	0.90	0.90	1.76	3,560	174
Voya Global High Dividend Low Volatility Portfolio
Class ADV
12-31-21	10.46	0.21•	1.89	2.10	0.24	—	—	0.24	—	12.32	20.23	1.16	1.10	1.10	1.85	13,886	71
12-31-20	10.83	0.18	(0.35)	(0.17)	0.19	—	0.01	0.20	—	10.46	(1.27)	1.16	1.10	1.10	1.86	13,684	72
12-31-19	9.63	0.25	1.71	1.96	0.24	0.52	—	0.76	—	10.83	21.06	1.10	1.10	1.10	2.43	15,665	63
12-31-18	11.02	0.23•	(1.21)	(0.98)	0.40	0.01	—	0.41	—	9.63	(9.26)(a)	1.12	1.11	1.11	2.12	15,225	147
12-31-17	9.12	0.14•	1.95	2.09	0.19	—	—	0.19	—	11.02	23.10	1.10	1.10	1.10	1.43	19,605	60
Class I
12-31-21	10.44	0.27•	1.89	2.16	0.30	—	—	0.30	—	12.30	20.87	0.66	0.60	0.60	2.35	144,785	71
12-31-20	10.82	0.23	(0.36)	(0.13)	0.24	—	0.01	0.25	—	10.44	(0.83)	0.66	0.60	0.60	2.36	129,379	72
12-31-19	9.62	0.30	1.71	2.01	0.29	0.52	—	0.81	—	10.82	21.68	0.60	0.60	0.60	2.92	149,439	63
12-31-18	11.13	0.29•	(1.22)	(0.93)	0.57	0.01	—	0.58	—	9.62	(8.85)(a)	0.62	0.61	0.61	2.63	132,480	147
12-31-17	9.21	0.20•	1.96	2.16	0.24	—	—	0.24	—	11.13	23.73	0.60	0.60	0.60	1.91	162,746	60
Class S
12-31-21	10.49	0.24•	1.90	2.14	0.27	—	—	0.27	—	12.36	20.56	0.91	0.85	0.85	2.10	474,598	71
12-31-20	10.87	0.21	(0.37)	(0.16)	0.21	—	0.01	0.22	—	10.49	(1.09)	0.91	0.85	0.85	2.11	465,405	72
12-31-19	9.66	0.27	1.73	2.00	0.27	0.52	—	0.79	—	10.87	21.41	0.85	0.85	0.85	2.62	542,303	63
12-31-18	11.12	0.26•	(1.23)	(0.97)	0.48	0.01	—	0.49	—	9.66	(9.11)(a)	0.87	0.86	0.86	2.37	375,359	147
12-31-17	9.20	0.17•	1.96	2.13	0.21	—	—	0.21	—	11.12	23.44	0.85	0.85	0.85	1.67	480,936	60
Class S2
12-31-21	10.35	0.22•	1.88	2.10	0.25	—	—	0.25	—	12.20	20.46	1.06	1.00	1.00	1.92	265	71
12-31-20	10.73	0.19	(0.36)	(0.17)	0.20	—	0.01	0.21	—	10.35	(1.25)	1.06	1.00	1.00	1.95	354	72
12-31-19	9.54	0.26•	1.70	1.96	0.25	0.52	—	0.77	—	10.73	21.26	1.00	1.00	1.00	2.59	332	63
12-31-18	10.95	0.23•	(1.20)	(0.97)	0.43	0.01	—	0.44	—	9.54	(9.27)(a)	1.02	1.01	1.01	2.17	273	147
12-31-17	9.07	0.15•	1.94	2.09	0.21	—	—	0.21	—	10.95	23.29	1.00	1.00	1.00	1.46	422	60
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global High Dividend Low Volatility Portfolio (continued)
Class T
12-31-21	10.47	0.20•	1.90	2.10	0.23	—	—	0.23	—	12.34	20.19	1.41	1.20	1.20	1.75	2,920	71
12-31-20	10.85	0.18	(0.37)	(0.19)	0.18	—	0.01	0.19	—	10.47	(1.48)	1.41	1.20	1.20	1.74	2,573	72
12-31-19	9.59	0.26•	1.69	1.95	0.17	0.52	—	0.69	—	10.85	21.05	1.35	1.20	1.20	2.56	3,232	63
12-31-18	10.96	0.22•	(1.21)	(0.99)	0.37	0.01	—	0.38	—	9.59	(9.41)(a)	1.37	1.21	1.21	2.03	31,833	147
12-31-17	9.07	0.13•	1.93	2.06	0.17	—	—	0.17	—	10.96	22.95	1.35	1.20	1.20	1.30	39,544	60
Voya Government Money Market Portfolio
Class I
12-31-21	1.00	—•	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.09	0.50	0.05	0.05	0.00	485,800	—
12-31-20	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.29	0.51	0.17	0.17	0.20	569,945	—
12-31-19	1.00	0.02	0.00*	0.02	0.02	0.00*	—	0.02	—	1.00	1.96	0.39	0.34	0.34	1.86	469,271	—
12-31-18	1.00	0.02	0.00*	0.02	0.02	0.00*	—	0.02	—	1.00	1.56	0.39	0.34	0.34	1.54	463,191	—
12-31-17	1.00	0.01	0.00*	0.01	0.01	0.00*	—	0.01	—	1.00	0.61	0.39	0.34	0.34	0.58	438,591	—
Class S
12-31-21	1.00	—•	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.09	0.75	0.05	0.05	0.00	57	—
12-31-20	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.04	0.76	0.17	0.17	0.00	51	—
06-3-18(5)	1.00	0.01	0.00*	0.01	0.01	0.00*	—	0.01	—	1.00	0.57	0.64	0.49	0.49	1.14	46	—
12-31-17	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.46	0.64	0.49	0.49	0.39	44	—
Voya Growth and Income Portfolio
Class ADV
12-31-21	29.29	0.13•	8.14	8.27	0.19	14.87	—	15.06	—	22.50	28.41	1.16	1.06	1.06	0.39	97,015	65
12-31-20	27.93	0.26	4.22	4.48	0.26	2.86	—	3.12	—	29.29	16.74	1.17	1.07	1.07	0.90	903,118	92
12-31-19	24.42	0.35	6.42	6.77	0.35	2.91	—	3.26	—	27.93	28.29	1.13	1.03	1.03	1.17	896,424	69
12-31-18	28.94	0.37•	(1.75)	(1.38)	0.39	2.75	—	3.14	—	24.42	(4.88)	1.13	1.03	1.03	1.29	824,943	84
12-31-17	27.51	0.36•	5.06	5.42	0.41	3.58	—	3.99	—	28.94	19.79	1.13	1.03	1.03	1.21	1,010,017	80
Class I
12-31-21	29.90	0.29•	8.33	8.62	0.35	14.87	—	15.22	—	23.30	29.00	0.66	0.61	0.61	0.85	2,137,930	65
12-31-20	28.44	0.39	4.32	4.71	0.39	2.86	—	3.25	—	29.90	17.26	0.67	0.62	0.62	1.35	1,845,796	92
12-31-19	24.81	0.48	6.54	7.02	0.48	2.91	—	3.39	—	28.44	28.88	0.63	0.58	0.58	1.62	1,798,927	69
12-31-18	29.37	0.51•	(1.79)	(1.28)	0.53	2.75	—	3.28	—	24.81	(4.46)	0.63	0.58	0.58	1.74	1,602,432	84
12-31-17	27.87	0.51•	5.13	5.64	0.56	3.58	—	4.14	—	29.37	20.34	0.63	0.58	0.58	1.66	1,906,723	80
Class S
12-31-21	29.32	0.20•	8.16	8.36	0.27	14.87	—	15.14	—	22.54	28.72	0.91	0.86	0.86	0.59	42,612	65
12-31-20	27.96	0.32	4.22	4.54	0.32	2.86	—	3.18	—	29.32	16.93	0.92	0.87	0.87	1.10	482,532	92
12-31-19	24.44	0.41	6.42	6.83	0.40	2.91	—	3.31	—	27.96	28.55	0.88	0.83	0.83	1.37	479,676	69
12-31-18	28.97	0.43•	(1.76)	(1.33)	0.45	2.75	—	3.20	—	24.44	(4.69)	0.88	0.83	0.83	1.49	451,557	84
12-31-17	27.53	0.42•	5.07	5.49	0.47	3.58	—	4.05	—	28.97	20.06	0.88	0.83	0.83	1.41	556,169	80
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Growth and Income Portfolio (continued)
Class S2
12-31-21	28.88	0.15•	8.03	8.18	0.22	14.87	—	15.09	—	21.97	28.52	1.06	1.01	1.01	0.46	488	65
12-31-20	27.59	0.25•	4.19	4.44	0.29	2.86	—	3.15	—	28.88	16.81	1.07	1.02	1.02	0.95	367	92
12-31-19	24.13	0.47	6.22	6.69	0.32	2.91	—	3.23	—	27.59	28.33	1.03	0.98	0.98	1.23	294	69
12-31-18	28.65	0.38•	(1.73)	(1.35)	0.42	2.75	—	3.17	—	24.13	(4.82)	1.03	0.98	0.98	1.34	407	84
12-31-17	27.27	0.38•	5.01	5.39	0.43	3.58	—	4.01	—	28.65	19.89	1.03	0.98	0.98	1.27	412	80
Voya Intermediate Bond Portfolio
Class ADV
12-31-21	13.19	0.26•	(0.44)	(0.18)	0.25	0.00*	0.08	0.33	—	12.68	(1.42)	1.07	1.03	1.03	2.01	284,547	139
12-31-20	12.94	0.32	0.61	0.93	0.38	0.30	—	0.68	—	13.19	7.32	1.08	1.03	1.03	2.40	312,654	99
12-31-19	12.20	0.37	0.76	1.13	0.37	0.02	—	0.39	—	12.94	9.29	1.03	1.03	1.03	2.88	291,207	149
12-31-18	12.73	0.36	(0.50)	(0.14)	0.39	—	—	0.39	—	12.20	(1.08)	1.03	1.03	1.03	2.95	265,204	193
12-31-17	12.53	0.34	0.22	0.56	0.36	—	—	0.36	—	12.73	4.53	1.03	1.02	1.02	2.67	311,323	300
Class I
12-31-21	13.33	0.33•	(0.45)	(0.12)	0.31	0.00*	0.08	0.39	—	12.82	(0.88)	0.57	0.53	0.53	2.51	976,144	139
12-31-20	13.08	0.39	0.61	1.00	0.45	0.30	—	0.75	—	13.33	7.81	0.58	0.53	0.53	2.89	1,108,593	99
12-31-19	12.33	0.44	0.77	1.21	0.44	0.02	—	0.46	—	13.08	9.85	0.53	0.53	0.53	3.38	1,023,645	149
12-31-18	12.86	0.43	(0.50)	(0.07)	0.46	—	—	0.46	—	12.33	(0.54)	0.53	0.53	0.53	3.45	986,608	193
12-31-17	12.66	0.41	0.22	0.63	0.43	—	—	0.43	—	12.86	5.04	0.53	0.52	0.52	3.17	1,117,794	300
Class S
12-31-21	13.24	0.29•	(0.43)	(0.14)	0.28	0.00*	0.08	0.36	—	12.74	(1.07)	0.82	0.78	0.78	2.26	1,956,289	139
12-31-20	12.99	0.35	0.62	0.97	0.42	0.30	—	0.72	—	13.24	7.57	0.83	0.78	0.78	2.65	2,139,406	99
12-31-19	12.25	0.40	0.76	1.16	0.40	0.02	—	0.42	—	12.99	9.54	0.78	0.78	0.78	3.13	2,198,827	149
12-31-18	12.78	0.40	(0.51)	(0.11)	0.42	—	—	0.42	—	12.25	(0.82)	0.78	0.78	0.78	3.20	2,255,122	193
12-31-17	12.58	0.37	0.23	0.60	0.40	—	—	0.40	—	12.78	4.79	0.78	0.77	0.77	2.92	2,587,503	300
Class S2
12-31-21	13.19	0.27•	(0.43)	(0.16)	0.26	0.00*	0.08	0.34	—	12.69	(1.24)	0.97	0.93	0.93	2.11	15,571	139
12-31-20	12.94	0.33	0.62	0.95	0.40	0.30	—	0.70	—	13.19	7.42	0.98	0.93	0.93	2.50	21,316	99
12-31-19	12.20	0.38	0.76	1.14	0.38	0.02	—	0.40	—	12.94	9.40	0.93	0.93	0.93	2.99	21,401	149
12-31-18	12.73	0.38	(0.51)	(0.13)	0.40	—	—	0.40	—	12.20	(0.98)	0.93	0.93	0.93	3.05	22,040	193
12-31-17	12.53	0.35	0.22	0.57	0.37	—	—	0.37	—	12.73	4.63	0.93	0.92	0.92	2.77	25,649	300
Voya Small Company Portfolio
Class ADV
12-31-21	17.36	(0.10)•	2.56	2.46	—	0.08	—	0.08	—	19.74	14.19	1.49	1.40	1.40	(0.52)	8,826	129
12-31-20	15.91	(0.04)	1.77	1.73	0.01	0.27	—	0.28	—	17.36	11.73	1.52	1.40	1.40	(0.31)	6,851	134
12-31-19	14.86	(0.01)	3.55	3.54	0.00*	2.49	—	2.49	—	15.91	25.56	1.39	1.39	1.39	(0.06)	7,227	125
12-31-18	20.95	(0.04)	(2.76)	(2.80)	0.02	3.27	—	3.29	—	14.86	(16.22)	1.39	1.39	1.39	(0.18)	6,342	96
12-31-17	21.20	(0.01)	2.12	2.11	—	2.36	—	2.36	—	20.95	10.69	1.38	1.37	1.37	(0.01)	7,817	74
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Small Company Portfolio (continued)
Class I
12-31-21	18.59	(0.01)•	2.75	2.74	0.03	0.08	—	0.11	—	21.22	14.76	0.99	0.90	0.90	(0.03)	344,506	129
12-31-20	17.04	0.05	1.86	1.91	0.09	0.27	—	0.36	—	18.59	12.28	1.02	0.90	0.90	0.19	347,004	134
12-31-19	15.75	0.07•	3.78	3.85	0.07	2.49	—	2.56	—	17.04	26.21	0.89	0.89	0.89	0.44	427,877	125
12-31-18	22.01	0.06•	(2.94)	(2.88)	0.11	3.27	—	3.38	—	15.75	(15.84)	0.89	0.89	0.89	0.31	435,019	96
12-31-17	22.12	0.10	2.23	2.33	0.08	2.36	—	2.44	—	22.01	11.29	0.88	0.87	0.87	0.49	607,230	74
Class R6
12-31-21	18.60	(0.00)*•	2.74	2.74	0.03	0.08	—	0.11	—	21.23	14.77	0.87	0.87	0.87	(0.00)*	14,790	129
12-31-20	17.04	0.03	1.89	1.92	0.09	0.27	—	0.36	—	18.60	12.34	0.89	0.89	0.89	0.25	11,466	134
12-31-19	15.75	0.09	3.76	3.85	0.07	2.49	—	2.56	—	17.04	26.20	0.89	0.89	0.89	0.44	5,665	125
12-31-18	22.01	0.06	(2.94)	(2.88)	0.11	3.27	—	3.38	—	15.75	(15.85)	0.89	0.89	0.89	0.33	6,115	96
12-31-17	22.13	0.11•	2.21	2.32	0.08	2.36	—	2.44	—	22.01	11.23	0.88	0.87	0.87	0.53	6,274	74
Class S
12-31-21	17.99	(0.06)•	2.66	2.60	—	0.08	—	0.08	—	20.51	14.47	1.24	1.15	1.15	(0.28)	80,449	129
12-31-20	16.48	(0.00)*	1.83	1.83	0.05	0.27	—	0.32	—	17.99	12.04	1.27	1.15	1.15	(0.06)	80,512	134
12-31-19	15.30	0.03	3.66	3.69	0.02	2.49	—	2.51	—	16.48	25.86	1.14	1.14	1.14	0.20	86,035	125
12-31-18	21.46	0.02	(2.86)	(2.84)	0.05	3.27	—	3.32	—	15.30	(16.05)	1.14	1.14	1.14	0.06	80,225	96
12-31-17	21.63	0.05•	2.17	2.22	0.03	2.36	—	2.39	—	21.46	11.00	1.13	1.12	1.12	0.22	111,723	74

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Unaudited. There were no shares outstanding as of December 31, 2018 and December 31, 2019.

(a)
Excluding amounts related to a transition cost reimbursement recorded in the year ended December 31, 2018, total return for Voya Global High Dividend Low Volatility Portfolio would have been (9.37)%, (8.96)%, (9.22)%, (9.38)% and (9.52)% for Classes ADV, I, S, S2 and T, respectively.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021

NOTE 1 — ORGANIZATION
As further detailed below, the Voya Variable Product Funds are series of Voya Balanced Portfolio, Inc., Voya Variable Funds, Voya Variable Portfolios, Inc., Voya Intermediate Bond Portfolio, and Voya Government Money Market Portfolio (collectively, the “Registrants”), all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended (“1940 Act”).
Voya Balanced Portfolio, Inc. is a company incorporated under the laws of Maryland on December 14, 1988 with one diversified series, Voya Balanced Portfolio (“Balanced”). Voya Variable Funds is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Growth and Income Portfolio (“Growth and Income”). Voya Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996 and has fourteen active separate investment series. The two diversified series of Voya Variable Portfolios, Inc. included in this report are Voya Global High Dividend Low Volatility Portfolio (“Global High Dividend Low Volatility”), and Voya Small Company Portfolio (“Small Company”). Voya Intermediate Bond Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Intermediate Bond Portfolio (“Intermediate Bond”). Voya Government Money Market Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Government Money Market Portfolio (“Government Money Market”). Each of the Voya Variable Product Funds is a “Portfolio” and collectively, they are the “Portfolios.” The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
The classes of shares included in this report are: Adviser (“Class ADV”), Class I, Class R6, Class S, Service 2 (“Class S2”) and Class T; however, each Portfolio may not offer all share classes. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees, as well as differences in the amount of waiver of fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio, (except Government Money Market), is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board of Directors/Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by an independent pricing service; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Government Money Market uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board has established procedures designed to stabilize, to the extent reasonably possible, the share price of Government Money Market, there can be no assurance that the Portfolio’s NAV can be maintained at $1.00 per share.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included within the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on each Portfolio’s book, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. Certain Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of December 31, 2021, the maximum amount of loss that Balanced and Intermediate Bond would incur if the counterparties to their derivative transactions failed to perform would be $23,234 and $928,629, respectively, which represent the gross payments to be received by the Portfolios on OTC purchased options and open forward foreign currency contracts were they to be unwound as of December 31, 2021. At December 31, 2021, Intermediate Bond received $770,000 in cash collateral to certain counterparties for open OTC derivatives. Balanced did not receive any cash collateral at December 31, 2021.
Each Portfolio has credit-related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit-related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and/or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.
As of December 31, 2021, Balanced and Intermediate Bond had a liability position of $18,371 and $1,031,863, respectively, on open forward foreign currency contracts and OTC written options. If a contingent feature would have been triggered as of December 31, 2021, these Portfolios could have been required to pay these amounts in cash to their counterparties. At December 31, 2021, Intermediate Bond pledged $100,000 in cash collateral to certain counterparties for open OTC derivatives. Balanced did not pledge any cash collateral at December 31, 2021.
E. Forward Foreign Currency Transactions and Futures Contracts. Certain Portfolios may enter into foreign currency exchange transactions to convert to and

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. A Portfolio either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
During the year ended December 31, 2021, the following Portfolios had average contract amounts on forward foreign currency contracts purchased and sold as disclosed below:
	Purchased	Sold
Balanced	$96,914	$1,019,746
Intermediate Bond	6,685,282	66,458,293
The above Portfolios entered into forward foreign currency contracts to protect any non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the tables within each respective Portfolio of Investments for open forward foreign currency contracts at December 31, 2021.
Each Portfolio, with the exception of Government Money Market, may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio’s assets are valued.
Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities. Open futures contracts are reported on a table within each Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2021, Balanced and Intermediate Bond have purchased and sold futures contracts on various bonds and notes as part of their duration management. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of a Portfolio’s securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. During the year ended December 31, 2021, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below:
	Purchased	Sold
Balanced	$19,440,249	$6,874,005
Intermediate Bond	393,445,375	82,908,050
Please refer to the tables within each respective Portfolio of Investments for the above Portfolios’ open futures contracts at December 31, 2021.
F. Options Contracts. Certain Portfolios may write call and put options on futures, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Portfolios exposure to the underlying instrument. Writing call options tends to decrease the Portfolios exposure to the underlying instrument. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Forward premium swaptions include premiums that have extended settlement dates. The delayed settlement of the premiums

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

is factored into the daily valuation of the option contracts. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolios may not be able to enter into a closing transaction because of an illiquid market. The Portfolios may also purchase put and call options. Purchasing call options tends to increase the Portfolios’ exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolios exposure to the underlying instrument. The Portfolios pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.
During the year ended December 31, 2021, Balanced and Intermediate Bond had purchased foreign currency options to manage their foreign exchange exposure. Balanced and Intermediate Bond had average notional values of $3,828,333 and $155,605,000, respectively, on purchased foreign currency options. There were no open purchased foreign currency options at December 31, 2021.
During the year ended December 31, 2021, Balanced and Intermediate Bond had written foreign currency options to generate income. Balanced and Intermediate Bond had average notional values of $2,244,667 and $91,442,333, respectively, on written foreign currency options. There were no open written foreign currency options at December 31, 2021.
During the year ended December 31, 2021, Balanced and Intermediate Bond had purchased credit default swaptions in an attempt to gain exposure to certain credit markets. Balanced and Intermediate Bond had average notional values of $1,526,667 and $61,381,333, respectively, on purchased credit default swaptions. There were no open purchased credit default swaptions at December 31, 2021.
During the year ended December 31, 2021, Balanced and Intermediate Bond had written interest swaptions to generate income. Balanced and Intermediate Bond had average notional values of $1,666,500 and $69,247,500, respectively, on written interest swaptions. There were no open written interest swaptions at December 31, 2021.
During the year ended December 31, 2021, Balanced and Intermediate Bond had purchased options on equity indices with an average notional value of $6,492,860 and $235,457,674, respectively, to gain exposure to certain equity markets. Please refer to the tables within the Portfolio of Investments for open purchased and written equity options at December 31, 2021.
During the year ended December 31, 2021, Balanced and Intermediate Bond had written options on equity indices with an average notional value of $3,487,622 and $127,470,607, respectively, to generate income. Please refer to the tables within the Portfolio of Investments for open purchased and written equity options at December 31, 2021.
G. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. All Portfolios distribute capital gains, if any, annually. Balanced and Small Company declare and pay dividends, if any, annually. Growth and Income declares and pays dividends, if any, semi-annually. Government Money Market and Intermediate Bond declare dividends daily and pay dividends, if any, monthly. Global High Dividend Low Volatility declares and pays dividends, if any, quarterly. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
H. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

I. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
J. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.
Repurchase agreements are entered into by the Portfolios under Master Repurchase Agreements (“MRA”) which permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the respective Portfolio. Please refer to the table within the Portfolio of Investments for Government Money Market for open repurchase agreements subject to the MRA on a net basis at December 31, 2021.
K. Securities Lending. Each Portfolio (except Government Money Market) may temporarily loan up to 33 ⅓% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.
L. Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
M. When-Issued and Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such is identified in the Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios’ custodian sufficient to cover the purchase price.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

To mitigate counterparty risk, certain Portfolios have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities).
N. Mortgage Dollar Roll Transactions. Each Portfolio, except Small Company, may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales. For fee based roll transactions, the fee is recorded as income.
O. Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported within each Portfolio’s Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Portfolio’s Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio’s Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Portfolio’s counterparty on the swap agreement becomes the CCP. The Portfolios are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.
For the year ended December 31, 2021, Balanced and Intermediate Bond bought credit protection on credit default swap indices (“CDX”). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. Balanced and Intermediate Bond used CDX swaps to hedge the credit risk associated with various sectors within the credit market.
For the year ended December 31, 2021, Balanced and Intermediate Bond had an average notional amount of $743,333 and $81,704,670, respectively, on credit default swaps to buy protection. Please refer to the tables within the Portfolio of Investments for Intermediate Bond for open credit default swaps to buy protection at December 31, 2021. Balanced did not have any open credit default swaps to buy protection at December 31, 2021.
For the year ended December 31, 2021, Balanced had an average notional amount of $900,000 on credit default swaps to sell protection. The Portfolio did not have any

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

open credit default swaps to sell protection at December 31, 2021.
At December 31, 2021, Intermediate Bond has pledged $3,091,000 in cash collateral for open centrally cleared credit default swaps.
Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.
For the year ended December 31, 2021, Balanced and Intermediate Bond has entered into interest rate swaps in which they pay a floating interest rate and receive a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. During the year ended December 31, 2021, Balanced and Intermediate Bond had average notional amounts of $241,907 and $9,739,665, respectively, on Long interest rate swaps.
For the year ended December 31, 2021, Balanced and Intermediate Bond has entered into interest rate swaps in which they pay a fixed interest rate and receive a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. During the year ended December 31, 2021, Balanced and Intermediate Bond had average notional amounts of $142,738 and $6,119,829, respectively, on Short interest rate swaps.
Balanced and Intermediate Bond entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. The Portfolios did not have any open interest rate swaps at December 31, 2021.
P. Indemnifications. In the normal course of business, the Registrants may enter into contracts that provide certain indemnifications. The Registrants’ maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended December 31, 2021, the cost of purchases and the proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:
	Purchases	Sales
Balanced	$199,565,939	$237,573,399
Global High Dividend Low Volatility	443,597,869	512,086,330
Growth and Income	2,057,587,564	3,800,197,406
Intermediate Bond	1,127,437,503	1,161,595,022
Small Company	592,112,313	656,524,481
U.S. government securities not included above were as follows:
	Purchases	Sales
Balanced	$183,232,432	$177,047,585
Intermediate Bond	3,542,198,789	3,656,050,552
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:
Portfolio	Fee
Balanced	0.60%
Global High Dividend Low Volatility	0.56% on the first $500 million; 0.53% on the next $500 million; 0.51% thereafter
Government Money Market(1)	0.35%
Growth and Income(1)	0.600% on the first $5 billion; 0.550% on the next $5 billion; 0.525% thereafter
Intermediate Bond	0.50% on first $4 billion; 0.48% on next $3 billion; 0.46% thereafter
Small Company	0.85%

(1)
The Investment Adviser is contractually obligated to waive a portion of the management fee equal to 0.045% on the first $5 billion and 0.070% thereafter of the Portfolio’s average daily net assets. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into sub-advisory agreements with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with each Portfolio’s investment objectives, policies, and limitations.
During the year ended December 31, 2021, Global High Dividend Low Volatility incurred $14,148 of shareholder notification costs associated with changes to the Portfolio’s principal investment strategies.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Class ADV, Class S, Class S2 and Class T shares of the respective Portfolios are subject to a shareholder services and distribution plan or a distribution plan (each a “Plan” and collectively, the “Plans”). Pursuant to the Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Portfolios’ shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor.
Under the Plans for Class ADV and Class S2 shares of the respective Portfolios, the Distributor is paid an annual shareholder service fee at the rate of 0.25% of each Portfolio’s average daily net assets attributable to its Class ADV and Class S2 shares. The Distributor is paid an annual distribution fee at the rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class ADV shares and the Distributor is paid an annual distribution fee at the rate of 0.15% of the Portfolio’s average daily net assets attributable to its Class S2 shares. The Distributor has contractually agreed to waive 0.05% of the distribution fee for Class ADV shares of Growth and Income so that the actual fee paid by Class ADV shares of the Portfolio is an annual rate of 0.20%. Termination or modification of this obligation requires approval by the Board.
Under the Plan for Class S shares of the respective Portfolios, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class S shares. For Government Money Market, the Distributor has contractually agreed to waive 0.10% of average daily net assets attributable to distribution and/or shareholder service fees for Class S shares, so that the actual fee paid by Class S shares of Government Money Market is an annual rate of 0.15%. Termination or modification of this obligation requires approval by the Board.
Under the Plan for Class T shares of Global High Dividend Low Volatility, the Distributor is paid an annual distribution fee at the rate of 0.50% of Global High Dividend Low Volatility’s average daily net assets attributable to Class T shares. The Distributor has contractually agreed to waive a portion of its fee equal to 0.15% of the average daily net assets attributable to the distribution fee paid by Class T shares of Global High Dividend Low Volatility, so that the actual fee paid by Class T shares of Global High Dividend Low Volatility is an annual rate of 0.35%. Termination or modification of this obligation requires approval by the Board.
Class T shares of Global High Dividend Low Volatility are subject to a shareholder servicing plan (“Service Plan”). The Service Plan allows the Distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Class T and their shareholders including Variable Contract owners or Qualified Plan participants with interests in Global High Dividend Low Volatility. Under the Service Plan, the Portfolio makes payments to the Distributor which shall not exceed an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class T shares.
The Distributor and the Investment Adviser have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and management fees, as applicable, and to reimburse certain expenses to the extent necessary to assist Government Money Market in maintaining a yield of not less than zero through May 1, 2022. There is no guarantee that the Portfolio will maintain such a yield. Management fees waived or expenses reimbursed are subject to possible recoupment by the Investment Adviser, as applicable, within three years subject to certain restrictions. In no event will the amount of the recoupment on any day exceed 20% of the yield (net of all expense) of the Portfolio on that day. Distribution and shareholder servicing fees waived are not subject to recoupment. For the year ended December 31, 2021, the Distributor waived $79 of class specific distribution fees for Class S and the Investment Adviser waived $2,068,744 of management fees and/or certain expenses to assist the Portfolio in maintaining a net yield of not less than zero. Termination or modification of this obligation requires approval by the Board. Please note that these waivers or reimbursements are in addition to existing contractual expense limitations, if any. As of December 31, 2021, the

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:
	December 31,
	2022	2023	2024	Total
Government Money Market	$—	$1,693,989	$2,068,744	$3,762,733
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2021, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:
Subsidiary	Portfolio	Percentage
Voya Institutional Trust Company	Government Money Market	7.39%
	Intermediate Bond	11.63
	Small Company	14.42
Voya Retirement Insurance and Annuity Company	Balanced	87.39
	Global High Dividend Low Volatility	20.21
	Government Money Market	89.17
	Growth and Income	87.88
	Intermediate Bond	25.36
	Small Company	62.58
The Investment Adviser may direct the Portfolios’ Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors/trustees, as described in the DC Plan, to defer the receipt of all or a portion of the directors’/trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director/trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director/trustee (the “Notional Funds”). When the Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’/trustees’ deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’/trustees’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
The Portfolios may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended December 31, 2021, the per account fees for affiliated recordkeeping services paid by each Portfolio were as follows:
Portfolio	Amount
Balanced	$309,835
Global High Dividend Low Volatility	344,697
Government Money Market	586,441
Growth and Income	1,227,229
Intermediate Bond	1,655,225
Small Company	529,050
NOTE 7 — LICENSING FEE
Balanced pays an annual licensing fee to S&P Opco, LLC.
NOTE 8 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the following Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:
Portfolio	Class ADV	Class I	Class R6	Class S	Class S2	Class T
Balanced	N/A	0.69%	N/A	0.94%	N/A	N/A
Global High Dividend Low Volatility	1.34%	0.84%	N/A	1.09%	1.24%	1.44%
Growth and Income	1.30%	0.70%	N/A	0.95%	1.10%	N/A
Intermediate Bond	1.03%	0.53%	N/A	0.78%	0.93%	N/A
Small Company	1.40%	0.90%	0.90%	1.15%	N/A	N/A
Pursuant to a side letter agreement through May 1, 2022, the Investment Adviser has further lowered the expense limits to the levels listed below. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. If the Investment Adviser elects not to renew the side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that the side letter agreement will continue. Termination or modification of this obligation requires approval by the Board.
Portfolio	Class ADV	Class I	Class S	Class S2	Class T
Global High Dividend Low Volatility	1.10%	0.60%	0.85%	1.00%	1.20%

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

Unless otherwise specified above and with the exception of the non-recoupable management fee waivers for certain Portfolios, the Investment Adviser may at a later date recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of December 31, 2021, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as below:
	December 31,
	2022	2023	2024	Total
Balanced	$—	$236,487	$197,485	$433,972
Intermediate Bond	—	1,522,285	1,337,760	2,860,045
Small Company	—	—	1,250	1,250
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of December 31, 2021, are as follows:
	December 31,
	2022	2023	2024	Total
Small Company
Class ADV	$—	$7,102	$7,165	$14,267
Class I	—	387,425	316,996	704,421
Class S	—	84,569	74,415	158,984
The Expense Limitation Agreements are contractual through May 1, 2022, and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.
NOTE 9 — LINE OF CREDIT
Effective June 14, 2021, the Portfolios, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 13, 2022. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 14, 2021, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 14, 2021.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Portfolios utilized the line of credit during the year ended December 31, 2021:
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Balanced	12	$1,036,417	1.29%
Global High Dividend Low Volatility	3	657,333	1.31
Growth and Income	11	7,490,455	1.28
Small Company	24	1,469,958	1.28

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Balanced
Class I
12/31/2021	251,590	—	723,234	(2,622,896)	(1,648,072)	4,434,846	—	12,106,938	(45,927,989)	(29,386,205)
12/31/2020	360,697	—	1,372,016	(2,792,001)	(1,059,288)	5,254,763	—	18,138,058	(41,220,433)	(17,827,612)
Class S
12/31/2021	3,312	—	5,170	(19,863)	(11,381)	57,934	—	86,191	(349,147)	(205,022)
12/31/2020	20,580	—	9,573	(19,934)	10,219	280,671	—	126,078	(304,096)	102,653
Global High Dividend Low Volatility
Class ADV
12/31/2021	16,754	—	24,622	(223,495)	(182,119)	195,744	—	285,119	(2,572,804)	(2,091,941)
12/31/2020	77,076	—	30,013	(244,244)	(137,155)	752,065	—	263,498	(2,345,996)	(1,330,433)

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Global High Dividend Low Volatility (continued)
Class I
12/31/2021	280,377	—	306,993	(1,215,811)	(628,441)	3,176,484	—	3,556,936	(13,931,507)	(7,198,087)
12/31/2020	588,767	—	360,415	(2,364,608)	(1,415,426)	5,540,929	—	3,188,660	(22,573,731)	(13,844,142)
Class S
12/31/2021	238,061	—	937,385	(7,168,854)	(5,993,408)	2,770,779	—	10,900,387	(82,950,586)	(69,279,420)
12/31/2020	1,269,817	—	1,152,590	(7,942,696)	(5,520,289)	12,292,843	—	10,196,485	(76,860,734)	(54,371,406)
Class S2
12/31/2021	1,079	—	618	(14,200)	(12,503)	12,540	—	7,066	(166,995)	(147,389)
12/31/2020	5,033	—	752	(2,502)	3,283	47,069	—	6,590	(24,262)	29,397
Class T
12/31/2021	19,271	—	4,722	(33,150)	(9,157)	220,584	—	54,811	(383,585)	(108,190)
12/31/2020	29,187	—	5,244	(86,581)	(52,150)	270,674	—	46,191	(853,521)	(536,656)
Government Money Market
Class I
12/31/2021	68,479,424	—	435,973	(153,041,539)	(84,126,142)	68,479,424	—	435,973	(153,041,539)	(84,126,142)
12/31/2020	284,993,081	—	1,404,627	(185,720,025)	100,677,683	284,993,082	—	1,404,625	(185,720,024)	100,677,683
Class S
12/31/2021	7,239	—	47	(1,019)	6,267	7,239	—	47	(1,019)	6,267
12/31/2020	50,935	—	11	(335)	50,611	51,029	—	11	(335)	50,705
Growth and Income
Class ADV
12/31/2021	201,602	—	2,450,905	(29,175,892)	(26,523,385)	6,656,242	—	62,613,808	(1,008,319,631)	(939,049,581)
12/31/2020	381,685	—	3,200,778	(4,837,747)	(1,255,284)	10,173,687	—	89,633,973	(131,329,069)	(31,521,409)
Class I
12/31/2021	131,594	—	36,424,715	(6,543,445)	30,012,864	4,333,088	—	867,378,507	(223,795,000)	647,916,595
12/31/2020	131,725	—	6,481,755	(8,128,307)	(1,514,827)	3,542,024	—	185,535,497	(224,852,134)	(35,774,613)
Class S
12/31/2021	127,402	—	1,146,743	(15,839,739)	(14,565,594)	4,170,902	—	29,792,605	(548,686,094)	(514,722,587)
12/31/2020	96,683	—	1,737,030	(2,535,098)	(701,385)	2,469,446	—	48,725,698	(68,964,645)	(17,769,501)
Class S2
12/31/2021	453	—	9,051	(30)	9,474	14,943	—	203,108	(988)	217,063
12/31/2020	1,276	—	1,309	(504)	2,081	35,646	—	36,297	(14,200)	57,743
Intermediate Bond
Class ADV
12/31/2021	1,537,166	—	581,404	(3,393,970)	(1,275,400)	19,730,878	—	7,461,608	(43,581,477)	(16,388,991)
12/31/2020	3,515,325	—	1,167,978	(3,483,158)	1,200,145	46,668,825	—	15,415,594	(44,766,871)	17,317,548
Class I
12/31/2021	3,127,259	—	2,400,903	(12,557,702)	(7,029,540)	40,676,185	—	31,153,347	(162,906,269)	(91,076,737)
12/31/2020	9,821,445	—	4,557,628	(9,507,807)	4,871,266	130,462,764	—	60,833,201	(125,955,725)	65,340,240
Class S
12/31/2021	4,180,405	—	4,363,433	(16,513,541)	(7,969,703)	53,558,043	—	56,229,105	(212,930,197)	(103,143,049)
12/31/2020	7,846,255	—	8,618,670	(24,172,230)	(7,707,305)	104,534,355	—	114,239,492	(318,422,414)	(99,648,567)
Class S2
12/31/2021	189,378	—	36,584	(614,677)	(388,715)	2,443,389	—	469,801	(7,890,271)	(4,977,081)
12/31/2020	601,174	—	88,025	(726,972)	(37,773)	7,914,116	—	1,162,517	(9,573,854)	(497,221)
Small Company
Class ADV
12/31/2021	105,445	—	1,793	(54,825)	52,413	2,045,707	—	34,073	(1,072,678)	1,007,102
12/31/2020	51,983	—	10,173	(121,718)	(59,562)	701,057	—	115,866	(1,719,028)	(902,105)
Class I
12/31/2021	624,497	—	96,552	(3,153,101)	(2,432,052)	12,875,539	—	1,965,800	(64,937,072)	(50,095,733)
12/31/2020	1,920,657	—	608,513	(8,972,526)	(6,443,356)	24,446,642	—	7,399,513	(126,402,402)	(94,556,247)
Class R6
12/31/2021	292,892	—	4,037	(216,828)	80,101	6,151,114	—	82,239	(4,335,350)	1,898,003
12/31/2020	414,831	—	9,295	(139,912)	284,214	7,085,914	—	113,123	(2,086,431)	5,112,606
Class S
12/31/2021	119,177	—	17,382	(690,071)	(553,512)	2,408,593	—	342,592	(13,855,730)	(11,104,545)
12/31/2020	226,261	—	128,879	(1,098,470)	(743,330)	3,236,538	—	1,519,485	(15,645,213)	(10,889,190)
NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, each Portfolio (except Government Money Market) can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 11 — SECURITIES LENDING (continued)

than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a portfolio.
The following tables represent a summary of each respective Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2021:
Balanced
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$2,288,840	$(2,288,840)	$—
BNP Paribas	498	(498)	—
BNP Paribas Prime Brokerage Intl Ltd	28	(28)	—
Canadian Imperial Bank of Commerce	27,095	(27,095)	—
Citigroup Global Markets Inc.	50,172	(50,172)	—
Citigroup Global Markets Limited	150,387	(150,387)	—
Goldman Sachs & Co. LLC	252,781	(252,781)	—
HSBC Securities (USA) Inc.	20,108	(20,108)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
J.P. Morgan Securities LLC	382,964	(382,964)	—
Jefferies LLC	22,293	(22,293)	—
Mizuho Securities USA LLC.	212,819	(212,819)	—
Morgan Stanley & Co. LLC	9,464,428	(9,464,428)	—
MUFG Securities Americas Inc.	23,275	(23,275)	—
Natixis Securities America LLC	38,056	(38,056)	—
SunTrust Robinson Humphrey,Inc	34,549	(34,549)	—
Total	$12,968,293	$(12,968,293)	$—

(1)
Cash collateral with a fair value of $13,119,471 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Global High Dividend Low Volatiliy
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Limited	$1,401,669	$(1,401,669)	$—
Morgan Stanley & Co. International PLC	705,896	(705,896)	—
State Street Bank and Trust Company	442,013	(442,013)	—
Total	$2,549,578	$(2,549,578)	$—

(1)
Cash collateral with a fair value of $2,677,611 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Growth and Income
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	$1,229,730	$(1,229,730)	$—
BofA Securities Inc	18,839,960	(18,839,960)	—
Citigroup Global Markets Inc.	6,057,526	(6,057,526)	—
Goldman, Sachs & Co. LLC	328,698	(328,698)	—
J.P. Morgan Securities LLC	6,713,440	(6,713,440)	—
Mirae Asset Securities (USA) INC.	151,923	(151,923)	—
Morgan Stanley & Co. LLC	3,320,616	(3,320,616)	—
National Bank of Canada Financial INC	1,489,505	(1,489,505)	—
Natixis Securities America LLC	22,510,416	(22,510,416)	—
State Street Bank and Trust Company	8,096,265	(8,096,265)	—
UBS AG	239,860	(239,860)	—
Total	$68,977,939	$(68,977,939)	$—

(1)
Cash collateral with a fair value of $70,628,977 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 11 — SECURITIES LENDING (continued)

Intermediate Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$2,562,178	$(2,562,178)	$—
Barclays Capital Inc.	945,707	(945,707)	—
BNP Paribas	543,142	(543,142)	—
BNP Paribas Prime Brokerage Intl Ltd	2,170,154	(2,170,154)	—
BofA Securities Inc	4,194,111	(4,194,111)	—
CIBC World Markets INC	353,388	(353,388)	—
Citigroup Global Markets Inc.	5,657,846	(5,657,846)	—
Daiwa Capital Markets America Inc.	859,162	(859,162)	—
Deutsche Bank Securities Inc.	80,138	(80,138)	—
Goldman Sachs & Co. LLC	2,887,481	(2,887,481)	—
HSBC Securities (USA) Inc.	752,017	(752,017)	—
J.P. Morgan Securities LLC	25,561,159	(25,561,159)	—
Jefferies LLC	1,090,473	(1,090,473)	—
Mizuho Securities USA LLC.	70,795	(70,795)	—
Morgan Stanley & Co. LLC	8,972,496	(8,972,496)	—
MUFG Securities Americas Inc.	3,464,023	(3,464,023)	—
National Financial Services LLC	1,680,024	(1,680,024)	—
NatWest Markets Securities Inc.	788	(788)	—
Nomura Securities International, Inc.	1,969,733	(1,969,733)	—
RBC Capital Markets, LLC	7,249,067	(7,249,067)	—
Scotia Capital (USA) INC	1,304,174	(1,304,174)	—
Societe Generale	4,062,197	(4,062,197)	—
State Street Bank and Trust Company	3,748,219	(3,748,219)	—
SunTrust Robinson Humphrey, Inc	1,730,261	(1,730,261)	—
TD Prime Services LLC	9,671,378	(9,671,378)	—
TD Securities (USA) Inc.	447,306	(447,306)	—
UBS AG	3,132,188	(3,132,188)	—
UBS Securities LLC.	6,154,277	(6,154,277)	—
Wells Fargo Securities LLC	2,897,968	(2,897,968)	—
Total	$104,211,850	$(104,211,850)	$—

(1)
Cash collateral with a fair value of $124,600,447 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Small Company
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Prime Brokerage Intl Ltd	$38,050	$(38,050)	$—
Goldman Sachs & Co. LLC	1,098,496	(1,098,496)	—
Natixis Securities America LLC	769,601	(769,601)	—
Total	$1,906,147	$(1,906,147)	$—

(1)
Cash collateral with a fair value of $1,949,500 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, futures contracts, income from passive foreign investment companies (PFICs), paydowns, straddle loss deferrals, swaps, capital loss carryforwards and wash sale deferrals.
Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of December 31, 2021:
	Paid-in Capital	Distributable Earnings
Government Money Market	$(25,361)	$25,361
Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2021			Year Ended December 31, 2020
	Ordinary Income	Long-term Capital Gain	Return of Capital	Ordinary Income	Long-term Capital Gain	Return of Capital
Balanced	$9,669,879	$2,523,250	$—	$13,587,908	$4,676,228	$—
Global High Dividend Low Volatility	14,804,319	—	—	13,380,653	—	320,771
Government Money Market	436,020	—	—	1,404,636	—	—
Growth and Income	246,652,811	714,105,669	—	34,554,841	289,550,563	—
Intermediate Bond	75,114,307	91,902	20,114,377	161,769,148	29,891,272	—
Small Company	2,424,704	—	—	4,343,405	4,804,582	—
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2021 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Late Year Ordinary Losses Deferred	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards			Other	Total Distributable Earnings/(Loss)
					Amount	Character	Expiration
Balanced	$15,900,043	$30,169,247	$—	$62,997,395	$—	—	—	$(45,498)	$109,021,187
Global High Dividend Low Volatility	10,510,437	8,426,655	—	93,117,001		—	—	(33,919)	112,020,174
Government Money Market	—	—	—	—	—	—	—	(66,392)	(66,392)
Growth and Income	19,032,937	37,842,055	—	691,743,841	—	—	—	(214,317)	748,404,516
Intermediate Bond	—	—	—	28,790,448	(3,416,604)	Short-term	None	(213,003)	25,160,841
Small Company	55,248,253	39,307,791	—	35,496,446	—	—	—	(28,361)	130,024,129
The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.
As of December 31, 2021, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 13 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rates will cease to be provided or no longer be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Portfolio’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Portfolio; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Portfolio.
NOTE 14 — MARKET DISRUPTION
A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 14 — MARKET DISRUPTION (continued)

economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Portfolios. Any of these occurrences could disrupt the operations of a Portfolio and of the Portfolios’ service providers.
NOTE 15 — OTHER ACCOUNTING PRONOUNCEMENTS
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04
(“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
NOTE 16 — SUBSEQUENT EVENTS
Dividends: Subsequent to December 31, 2021, the following Portfolio paid dividends from net investment income of:
	Per Share Amount	Payable Date	Record Date
Intermediate Bond
Class ADV	$0.0202	February 1, 2022	Daily
Class I	$0.0259	February 1, 2022	Daily
Class S	$0.0230	February 1, 2022	Daily
Class S2	$0.0213	February 1, 2022	Daily
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2021

Shares		Value	Percentage of Net Assets
COMMON STOCK: 38.9%
	Communication Services: 3.0%
1,485 (1)	Alphabet, Inc. - Class A	$4,302,104	1.1
984 (1)	Charter Communications, Inc.	641,538	0.2
17,993	Comcast Corp. - Class A	905,588	0.2
12,216	Deutsche Telekom AG	225,721	0.1
1,229	Electronic Arts, Inc.	162,105	0.1
5,296 (1)	Meta Platforms, Inc.	1,781,310	0.5
2,082	Fox Corp. - Class A	76,826	0.0
8,152 (1)	Iridium Communications, Inc.	336,596	0.1
1,100	Konami Holdings Corp.	52,799	0.0
1,108 (1)	Liberty Media Corp.- Liberty SiriusXM C Tracking Stock	56,342	0.0
885 (1)	Live Nation Entertainment, Inc.	105,926	0.0
1,472 (1)	NetFlix, Inc.	886,792	0.2
1,331	New York Times Co.	64,287	0.0
8,972	News Corp - Class A	200,165	0.1
600	Nintendo Co., Ltd.	280,714	0.1
7,100	Nippon Telegraph & Telephone Corp.	194,173	0.1
1,379	Publicis Groupe	92,909	0.0
358 (1)	Roku, Inc.	81,696	0.0
1,582 (2)	Scout24 SE	110,465	0.0
586 (1)	Sea Ltd. ADR	131,094	0.0
8,115 (3)	Sirius XM Holdings, Inc.	51,530	0.0
500	SoftBank Group Corp.	23,970	0.0
25,209	Spark New Zealand Ltd.	77,958	0.0
400 (1)	Spotify Technology SA	93,612	0.0
4,003	Tele2 AB	57,105	0.0
17,240	Telstra Corp., Ltd.	52,396	0.0
4,693	ViacomCBS, Inc. - Class B	141,635	0.1
3,410	Vivendi SE	46,127	0.0
166,563	Vodafone Group PLC	250,883	0.1
343 (1)	Walt Disney Co.	53,127	0.0
9,473	WPP PLC	144,252	0.0
1,094 (1)	Yelp, Inc.	39,647	0.0
		11,721,392	3.0
	Consumer Discretionary: 4.9%
819	Adidas AG	235,827	0.1
1,014 (1)	Amazon.com, Inc.	3,381,021	0.9
622	American Eagle Outfitters, Inc.	15,749	0.0
1,086 (1)	Aptiv PLC	179,136	0.1
1,647	Aristocrat Leisure Ltd.	52,247	0.0
2,827 (1)	Autonation, Inc.	330,335	0.1
234 (1)	Autozone, Inc.	490,555	0.1
5,631	Barratt Developments PLC	57,180	0.0
2,736	BorgWarner, Inc.	123,312	0.0
4,909 (1)	Boyd Gaming Corp.	321,883	0.1
753	Brunswick Corp.	75,850	0.0
855	Burberry Group PLC	21,103	0.0
1,075 (1)	Carmax, Inc.	139,997	0.0
241	Carter’s, Inc.	24,394	0.0
291 (1)	Carvana Co.	67,451	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary (continued)
24,600	Chow Tai Fook Jewellery Group Ltd.	$44,326	0.0
956	Cie Financiere Richemont SA	142,860	0.1
1,108	Cie Generale des Etablissements Michelin SCA	181,473	0.1
147	Columbia Sportswear Co.	14,324	0.0
1,161 (1)	CROCS, Inc.	148,863	0.1
2,204	Daimler AG	168,395	0.1
8,796	Dana, Inc.	200,725	0.1
786 (1)	Deckers Outdoor Corp.	287,920	0.1
2,284 (3)	Dick’s Sporting Goods, Inc.	262,637	0.1
134	Domino’s Pizza, Inc.	75,620	0.0
1,559	Electrolux AB	37,758	0.0
153 (2)	Evolution AB	21,625	0.0
58 (1)	Five Below, Inc.	12,000	0.0
144 (1)	Fiverr International Ltd.	16,373	0.0
1,007	Foot Locker, Inc.	43,935	0.0
22,021	Ford Motor Co.	457,376	0.1
366 (1)	Fox Factory Holding Corp.	62,257	0.0
327 (1)(3)	GameStop Corp.	48,524	0.0
3,015 (1)	General Motors Co.	176,769	0.1
5,934	Gentex Corp.	206,800	0.1
87,400	Genting Singapore Ltd.	50,273	0.0
2,792 (1)	Goodyear Tire & Rubber Co.	59,525	0.0
4,809	H & M Hennes & Mauritz AB	94,363	0.0
1,519	Home Depot, Inc.	630,400	0.2
1,337 (1)	Hyatt Hotels Corp.	128,218	0.0
1,600	Iida Group Holdings Co. Ltd.	37,212	0.0
29,395	JD Sports Fashion PLC	86,671	0.0
172	KB Home	7,694	0.0
76	Kering SA	60,979	0.0
1,248	Kohl’s Corp.	61,639	0.0
300	Koito Manufacturing Co., Ltd.	15,889	0.0
2,558 (2)	La Francaise des Jeux SAEM	113,365	0.0
414	Lear Corp.	75,741	0.0
3,882	Lennar Corp. - Class A	450,933	0.1
735	Lithia Motors, Inc.	218,258	0.1
8,732	LKQ Corp.	524,182	0.1
526	Lowe’s Cos, Inc.	135,961	0.0
464	LVMH Moet Hennessy Louis Vuitton SE	383,465	0.1
1,805	Macy’s, Inc.	47,255	0.0
356	Marriott Vacations Worldwide Corp.	60,157	0.0
433 (1)	Mattel, Inc.	9,335	0.0
1,900 (1)	Mazda Motor Corp.	14,579	0.0
535	McDonald’s Corp.	143,417	0.0
400 (1)	Mercari, Inc.	20,351	0.0
1,526	MGM Resorts International	68,487	0.0
1,379	Nike, Inc. - Class B	229,838	0.1
700	Nitori Co., Ltd.	104,700	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary (continued)
43 (1)	NVR, Inc.	$254,081	0.1
200 (1)	Ollie’s Bargain Outlet Holdings, Inc.	10,238	0.0
2,500	Panasonic Corp.	27,482	0.0
1,183	Pandora A/S	147,154	0.1
2,482	Persimmon PLC	96,200	0.0
163	Puma SE	19,906	0.0
768	PVH Corp.	81,907	0.0
1,745 (1)	Renault S.A.	60,535	0.0
46 (1)	RH	24,653	0.0
2,196 (1)	Scientific Games Corp.	146,759	0.1
423	SEB SA	65,916	0.0
6,500	Sekisui House Ltd.	139,852	0.1
1,766	Service Corp. International	125,368	0.0
1,800	Sony Group Corp.	227,301	0.1
6,944	Starbucks Corp.	812,240	0.2
1,400	Subaru Corp.	25,015	0.0
400	Suzuki Motor Corp.	15,425	0.0
5,925	TABCORP Holdings Ltd.	21,646	0.0
2,471	Target Corp.	571,888	0.2
2,193 (1)	Taylor Morrison Home Corp.	76,667	0.0
43,680	Taylor Wimpey PLC	104,138	0.0
163	Tempur Sealy International, Inc.	7,666	0.0
2,229 (1)	Tesla, Inc.	2,355,563	0.6
656	Texas Roadhouse, Inc.	58,568	0.0
251	Thor Industries, Inc.	26,046	0.0
947	Toll Brothers, Inc.	68,553	0.0
169 (1)	TopBuild Corp.	46,629	0.0
6,500	Toyota Motor Corp.	120,137	0.0
731	Travel + Leisure Co.	40,402	0.0
10,484 (1)	Tri Pointe Homes, Inc.	292,399	0.1
2,709 (1)	Under Armour, Inc. - Class A	57,404	0.0
2,009	Wendy’s Company	47,915	0.0
32	Whirlpool Corp.	7,509	0.0
456	Williams-Sonoma, Inc.	77,123	0.0
1,879	Wyndham Hotels & Resorts, Inc.	168,452	0.1
1,519 (1)	YETI Holdings, Inc.	125,819	0.0
2,040	Yum! Brands, Inc.	283,274	0.1
1,035 (1)(2)	Zalando SE	83,376	0.0
		18,880,693	4.9
	Consumer Staples: 2.5%
2,200	Ajinomoto Co., Inc.	66,973	0.0
10,407	Altria Group, Inc.	493,188	0.1
1,639	Archer-Daniels-Midland Co.	110,780	0.0
1,336	Beiersdorf AG	136,947	0.1
576 (1)	BJ’s Wholesale Club Holdings, Inc.	38,575	0.0
9,187	British American Tobacco PLC	341,128	0.1
5,434	Coca-Cola Co.	321,747	0.1
3,702	Coca-Cola HBC AG	128,183	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Staples (continued)
622	Colgate-Palmolive Co.	$53,082	0.0
1,942	Costco Wholesale Corp.	1,102,473	0.3
1,043 (1)	Darling Ingredients, Inc.	72,269	0.0
327	Diageo PLC	17,879	0.0
789	Energizer Holdings, Inc.	31,639	0.0
1,809	Estee Lauder Cos., Inc.	669,692	0.2
5,378	Flowers Foods, Inc.	147,734	0.0
1,010	Heineken Holding NV	93,127	0.0
209 (1)	HelloFresh SE	16,017	0.0
3,751 (1)	Herbalife Nutrition Ltd.	153,528	0.1
153	Hershey Co.	29,601	0.0
8,467	Imperial Brands PLC	185,552	0.1
19,920	J Sainsbury Plc	74,460	0.0
5,900 (3)	Japan Tobacco, Inc.	119,133	0.0
1,695	Keurig Dr Pepper, Inc.	62,478	0.0
5,410	Koninklijke Ahold Delhaize NV	185,651	0.1
2,500	Lawson, Inc.	118,623	0.0
874	L’Oreal S.A.	416,734	0.1
3,582 (1)	Monster Beverage Corp.	344,015	0.1
3,522	Nestle SA	491,732	0.1
1,069	Nu Skin Enterprises, Inc.	54,252	0.0
7,725	Orkla ASA	77,432	0.0
7,611	PepsiCo, Inc.	1,322,107	0.4
981 (1)	Performance Food Group Co.	45,018	0.0
649	Pernod Ricard SA	156,135	0.1
8,810	Philip Morris International, Inc.	836,950	0.2
6,800 (3)	Pola Orbis Holdings, Inc.	113,327	0.0
533 (1)	Post Holdings, Inc.	60,085	0.0
2,524	Procter & Gamble Co.	412,876	0.1
56	Sanderson Farms, Inc.	10,700	0.0
957 (1)	Sprouts Farmers Market, Inc.	28,404	0.0
22,252	Swedish Match AB	176,652	0.1
1,100	Toyo Suisan Kaisha Ltd.	46,638	0.0
5,394	Treasury Wine Estates Ltd.	48,634	0.0
3,239	Tyson Foods, Inc.	282,311	0.1
977	Unilever PLC	52,373	0.0
		9,746,834	2.5
	Energy: 1.0%
362	APA Corp.	9,734	0.0
2,124	Baker Hughes Co.	51,103	0.0
31,327	BP PLC	140,364	0.0
1,576 (1)	ChampionX Corp.	31,851	0.0
933	Chevron Corp.	109,488	0.1
1,819 (1)	CNX Resources Corp.	25,011	0.0
9,784	ConocoPhillips	706,209	0.2
55,500	ENEOS Holdings, Inc.	207,338	0.1
4,447	ENI S.p.A.	61,803	0.0
3,591	EOG Resources, Inc.	318,989	0.1
1,719 (1)	EQT Corp.	37,491	0.0
1,982	Equinor ASA	52,482	0.0
6,490	Exxon Mobil Corp.	397,123	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Energy (continued)
2,711	Galp Energia SGPS SA	$26,305	0.0
884	HollyFrontier Corp.	28,978	0.0
373	Lundin Energy AB	13,347	0.0
7,620	Marathon Petroleum Corp.	487,604	0.1
1,439	NOV, Inc.	19,498	0.0
446	OMV AG	25,223	0.0
8,562	Repsol SA	101,401	0.0
8,836	Royal Dutch Shell PLC - Class A	193,635	0.1
3,735	Santos Ltd.	17,205	0.0
7,681	Targa Resources Corp.	401,255	0.1
6,531	Tenaris S.A.	68,164	0.0
742	TotalEnergies SE	37,768	0.0
5,359	Valero Energy Corp.	402,515	0.1
		3,971,884	1.0
	Financials: 4.8%
11,378	3i Group PLC	223,045	0.1
17,764	Abrdn PLC	57,875	0.0
1,056	Affiliated Managers Group, Inc.	173,723	0.1
6,000	AIA Group Ltd.	60,557	0.0
6,156	Ally Financial, Inc.	293,087	0.1
2,236	Ameriprise Financial, Inc.	674,512	0.2
614	Assurant, Inc.	95,698	0.0
592	ASX Ltd.	40,010	0.0
1,170	Australia & New Zealand Banking Group Ltd.	23,437	0.0
9,060	AXA S.A.	269,655	0.1
16,958	Banco Bilbao Vizcaya Argentaria SA	100,577	0.0
3,708	Bank of America Corp.	164,969	0.1
1,706	Bank OZK	79,380	0.0
91,115	Barclays PLC	232,093	0.1
2,520 (1)	Berkshire Hathaway, Inc. - Class B	753,480	0.2
931	Blackrock, Inc.	852,386	0.2
4,443	BNP Paribas	307,193	0.1
22,500	BOC Hong Kong Holdings Ltd.	73,789	0.0
1,557	Capital One Financial Corp.	225,905	0.1
13,269	Citigroup, Inc.	801,315	0.2
595	Citizens Financial Group, Inc.	28,114	0.0
2,011	CNO Financial Group, Inc.	47,942	0.0
366	Commonwealth Bank of Australia	26,905	0.0
3,988	Credit Agricole SA	56,858	0.0
2,300	Dai-ichi Life Holdings, Inc.	46,391	0.0
2,887 (1)	Deutsche Bank AG	35,958	0.0
125	Deutsche Boerse AG	20,872	0.0
263	East West Bancorp, Inc.	20,693	0.0
3,892	Essent Group Ltd.	177,203	0.1
460	Evercore, Inc.	62,491	0.0
597	Everest Re Group Ltd.	163,530	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
857	Factset Research Systems, Inc.	$416,511	0.1
1,210	First American Financial Corp.	94,658	0.0
2,518	FNB Corp.	30,543	0.0
4,355	Hancock Whitney Corp.	217,837	0.1
2,484	Hanover Insurance Group, Inc.	325,553	0.1
5,944	Hartford Financial Services Group, Inc.	410,374	0.1
2,678	HSBC Holdings PLC	16,173	0.0
9,757	ING Groep NV	135,651	0.0
5,171	International Bancshares Corp.	219,199	0.1
3,525	JPMorgan Chase & Co.	558,184	0.2
6,985	Loews Corp.	403,454	0.1
744	Macquarie Group Ltd.	111,217	0.0
6,439	Medibank Pvt Ltd.	15,683	0.0
9,949	MGIC Investment Corp.	143,465	0.0
41,300	Mitsubishi UFJ Financial Group, Inc.	224,766	0.1
1,200	Mizuho Financial Group, Inc.	15,242	0.0
6,190	Morgan Stanley	607,610	0.2
458	MSCI, Inc. - Class A	280,612	0.1
338	Muenchener Rueckversicherungs- Gesellschaft AG	99,780	0.0
40,710	Natwest Group PLC	124,667	0.0
498	Navient Corp.	10,568	0.0
2,630	New Residential Investment Corp.	28,167	0.0
6,791	New York Community Bancorp., Inc.	82,918	0.0
2,106	NN Group NV	113,893	0.0
14,683	Nordea Bank Abp	179,111	0.1
14,206	Old Republic International Corp.	349,183	0.1
7,900	ORIX Corp.	161,225	0.1
9,500	Oversea-Chinese Banking Corp., Ltd.	80,406	0.0
978	PacWest Bancorp	44,176	0.0
211	Popular, Inc.	17,310	0.0
10,117 (2)	Poste Italiane SpA	132,535	0.0
457	Primerica, Inc.	70,044	0.0
533	Prosperity Bancshares, Inc.	38,536	0.0
3,185	QBE Insurance Group Ltd.	26,301	0.0
549	Raiffeisen International Bank Holding AG	16,124	0.0
18,575	Regions Financial Corp.	404,935	0.1
639	Reinsurance Group of America, Inc.	69,964	0.0
250	RLI Corp.	28,025	0.0
1,844	S&P Global, Inc.	870,239	0.2
3,160	Schroders PLC	152,525	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
4,630	Societe Generale	$159,127	0.0
2,000	Sompo Holdings, Inc.	84,347	0.0
21,307	Standard Chartered PLC	129,563	0.0
3,670	Starwood Property Trust, Inc.	89,181	0.0
1,316	Stifel Financial Corp.	92,673	0.0
8,100	Sumitomo Mitsui Financial Group, Inc.	276,593	0.1
6,700	Sumitomo Mitsui Trust Holdings, Inc.	224,037	0.1
9,392	Synchrony Financial	435,695	0.1
5,156	Synovus Financial Corp.	246,818	0.1
1,500	T&D Holdings, Inc.	19,164	0.0
4,400	Tokio Marine Holdings, Inc.	244,946	0.1
5,226	Tradeweb Markets, Inc.	523,332	0.1
15,595	UBS Group AG	279,919	0.1
729	UMB Financial Corp.	77,354	0.0
1,337	Umpqua Holdings Corp.	25,724	0.0
12,511	UniCredit SpA	192,311	0.1
4,623	Unum Group	113,587	0.0
13,585	US Bancorp	763,069	0.2
1,202	Webster Financial Corp.	67,120	0.0
18,626	Wells Fargo & Co.	893,675	0.2
620	Zions Bancorp NA	39,159	0.0
717	Zurich Insurance Group AG	314,103	0.1
		18,808,504	4.8
	Health Care: 5.1%
75 (1)	10X Genomics, Inc.	11,172	0.0
2,500	Abbott Laboratories	351,850	0.1
4,009	Agilent Technologies, Inc.	640,037	0.2
445 (1)	Align Technology, Inc.	292,445	0.1
260 (1)	Amedisys, Inc.	42,089	0.0
1,750	Anthem, Inc.	811,195	0.2
2,660	AstraZeneca PLC	310,606	0.1
616 (1)	Avantor, Inc.	25,958	0.0
745 (1)	Biogen, Inc.	178,741	0.1
42	Bio-Techne Corp.	21,728	0.0
12,778	Bristol-Myers Squibb Co.	796,708	0.2
94	Bruker Corp.	7,888	0.0
3,171 (1)	Centene Corp.	261,290	0.1
42 (1)	Charles River Laboratories International, Inc.	15,825	0.0
1,447	Cigna Corp.	332,275	0.1
153	Cochlear Ltd.	24,013	0.0
1,067	CSL Ltd.	225,670	0.1
2,875	CVS Health Corp.	296,585	0.1
800	Daiichi Sankyo Co., Ltd.	20,361	0.0
653	Danaher Corp.	214,844	0.1
4,484 (1)	Edwards Lifesciences Corp.	580,902	0.2
300	Eisai Co., Ltd.	17,030	0.0
1,096	Eli Lilly & Co.	302,737	0.1
583 (1)	Envista Holdings Corp.	26,270	0.0
2,933 (1)	Exelixis, Inc.	53,615	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
396	Getinge AB	$17,259	0.0
12,057	GlaxoSmithKline PLC	262,514	0.1
482 (1)	Globus Medical, Inc.	34,800	0.0
368	GN Store Nord A/S	23,090	0.0
1,152 (1)	Halozyme Therapeutics, Inc.	46,322	0.0
247 (1)	HealthEquity, Inc.	10,927	0.0
3,814	Hikma Pharmaceuticals PLC	114,538	0.0
3,046 (1)	Hologic, Inc.	233,202	0.1
1,500	Hoya Corp.	222,588	0.1
4,580 (1)	Incyte Corp., Ltd.	336,172	0.1
471 (1)	Inmode Ltd.	33,243	0.0
1,118	Ipsen SA	102,308	0.0
259 (1)	IQVIA Holdings, Inc.	73,074	0.0
555 (1)	Jazz Pharmaceuticals PLC	70,707	0.0
7,791	Johnson & Johnson	1,332,806	0.3
4,019	Koninklijke Philips NV	148,750	0.0
1,300	Kyowa Kirin Co., Ltd.	35,445	0.0
715 (1)	Laboratory Corp. of America Holdings	224,660	0.1
337 (1)	LHC Group, Inc.	46,247	0.0
281 (1)	Masimo Corp.	82,271	0.0
1,089	McKesson Corp.	270,693	0.1
1,500	Medipal Holdings Corp.	28,117	0.0
320 (1)	Medpace Holdings, Inc.	69,645	0.0
8,363	Medtronic PLC	865,152	0.2
13,511	Merck & Co., Inc.	1,035,483	0.3
9 (1)	Mettler Toledo International, Inc.	15,275	0.0
1,047 (1)	Moderna, Inc.	265,917	0.1
1,142 (1)	Molina Healthcare, Inc.	363,247	0.1
112 (1)	Natera, Inc.	10,460	0.0
357 (1)	Neurocrine Biosciences, Inc.	30,406	0.0
1,572	Novartis AG	138,135	0.0
1,672	Novo Nordisk A/S	187,809	0.1
548 (1)	NuVasive, Inc.	28,759	0.0
2,900	Olympus Corp.	66,779	0.0
4,900	Ono Pharmaceutical Co., Ltd.	121,791	0.0
5,400 (3)	Otsuka Holdings Co. Ltd.	196,457	0.1
1,578	Patterson Cos., Inc.	46,314	0.0
89 (1)	Penumbra, Inc.	25,572	0.0
9,505	Pfizer, Inc.	561,270	0.1
833 (1)	Progyny, Inc.	41,942	0.0
266 (1)	Quidel Corp.	35,907	0.0
684 (1)	Regeneron Pharmaceuticals, Inc.	431,960	0.1
41 (1)	Repligen Corp.	10,859	0.0
1,351	Roche Holding AG	560,478	0.2
2,704 (1)	Sage Therapeutics, Inc.	115,028	0.0
3,394	Sanofi	340,567	0.1
9,500	Santen Pharmaceutical Co., Ltd.	115,983	0.0
30	Sartorius Stedim Biotech	16,476	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
822 (1)	Seagen, Inc.	$127,081	0.0
2,029	Sonic Healthcare Ltd.	68,816	0.0
571	Sonova Holding AG - Reg	223,145	0.1
590 (1)	Staar Surgical Co.	53,867	0.0
59	Straumann Holding AG	124,761	0.0
1,300	Sumitomo Dainippon Pharma Co. Ltd.	14,999	0.0
84 (1)	Syneos Health, Inc.	8,625	0.0
600	Takeda Pharmaceutical Co., Ltd.	16,385	0.0
450 (1)	Tandem Diabetes Care, Inc.	67,734	0.0
435 (1)	Tenet Healthcare Corp.	35,535	0.0
1,726	Thermo Fisher Scientific, Inc.	1,151,656	0.3
936	UCB S.A.	106,822	0.0
285 (1)	United Therapeutics Corp.	61,583	0.0
3,137	UnitedHealth Group, Inc.	1,575,213	0.4
121 (1)	Veeva Systems, Inc.	30,913	0.0
994 (1)	Vertex Pharmaceuticals, Inc.	218,282	0.1
1,822	Zoetis, Inc.	444,623	0.1
		19,639,278	5.1
	Industrials: 3.9%
4,651	ABB Ltd.	177,263	0.1
2,416	ACS Actividades de Construccion y Servicios SA	64,413	0.0
1,123	Acuity Brands, Inc.	237,762	0.1
2,153	Adecco Group AG	109,711	0.0
71	Advanced Drainage Systems, Inc.	9,665	0.0
3,704 (1)	AECOM	286,504	0.1
684	AGCO Corp.	79,358	0.0
3,120	Allegion Public Ltd.	413,213	0.1
1,141	AO Smith Corp.	97,955	0.0
49	AP Moller - Maersk A/S - Class B	174,896	0.1
1,303 (1)	ASGN, Inc.	160,790	0.1
1,451	Ashtead Group PLC	116,971	0.0
713	Assa Abloy AB	21,733	0.0
2,400	Atlas Copco AB - A Shares	165,842	0.1
54,544	Aurizon Holdings Ltd.	138,576	0.0
281 (1)	Avis Budget Group, Inc.	58,271	0.0
197 (1)	Axon Enterprise, Inc.	30,929	0.0
3,761	BAE Systems PLC	28,046	0.0
400	Benefit One, Inc.	17,186	0.0
16,692	Brambles Ltd.	129,134	0.0
193	Brink’s Co.	12,655	0.0
550 (1)	Builders FirstSource, Inc.	47,141	0.0
68 (1)	CACI International, Inc.	18,306	0.0
111	Carlisle Cos., Inc.	27,541	0.0
3,196	Cie de Saint-Gobain	224,828	0.1
10,500	CK Hutchison Holdings Ltd.	67,603	0.0
1,507 (1)	Clean Harbors, Inc.	150,353	0.1
8,639	CNH Industrial NV	167,028	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
1,466 (1)	Colfax Corp.	$67,392	0.0
2,437 (1)	Copart, Inc.	369,498	0.1
280 (1)	Core & Main, Inc.	8,495	0.0
1,310 (1)	CoStar Group, Inc.	103,529	0.0
2,262	Crane Co.	230,113	0.1
272	Curtiss-Wright Corp.	37,718	0.0
6,500	Dai Nippon Printing Co., Ltd.	163,584	0.0
1,102 (1)	Daimler Truck Holding AG	40,512	0.0
2,128	Deere & Co.	729,670	0.2
4,490	Deutsche Post AG	288,800	0.1
264 (1)	Dycom Industries, Inc.	24,753	0.0
843	Eiffage SA	86,916	0.0
918	EMCOR Group, Inc.	116,944	0.0
5,194	Emerson Electric Co.	482,886	0.1
587	EnerSys	46,408	0.0
3,644	Epiroc AB	92,142	0.0
200	Fanuc Ltd.	42,512	0.0
1,598	FedEx Corp.	413,307	0.1
1,330	Ferguson PLC	236,243	0.1
6,753	Flowserve Corp.	206,642	0.1
6,260	Fortive Corp.	477,575	0.1
1,316	GEA Group AG	71,879	0.0
64	Geberit AG - Reg	52,169	0.0
4,211	General Electric Co.	397,813	0.1
159	Graco, Inc.	12,819	0.0
285 (1)	GXO Logistics, Inc.	25,887	0.0
489	MillerKnoll, Inc.	19,164	0.0
602 (1)	Hexcel Corp.	31,184	0.0
233	Hubbell, Inc.	48,527	0.0
6,310	Husqvarna AB - B Shares	100,890	0.0
915 (1)	IAA, Inc.	46,317	0.0
221	Intertek Group PLC	16,860	0.0
300	Jardine Matheson Holdings Ltd.	16,496	0.0
12,227 (1)	JetBlue Airways Corp.	174,113	0.1
5,830	Johnson Controls International plc	474,037	0.1
995	KBR, Inc.	47,382	0.0
998	Knight-Swift Transportation Holdings, Inc.	60,818	0.0
1,876	Legrand S.A.	219,719	0.1
27	Lennox International, Inc.	8,758	0.0
1,764	Manpowergroup, Inc.	171,690	0.1
418 (1)	Mastec, Inc.	38,573	0.0
157 (1)	Middleby Corp.	30,891	0.0
1,900	Mitsubishi Heavy Industries Ltd.	43,929	0.0
3,800	Mitsui & Co., Ltd.	90,052	0.0
900	NGK Insulators Ltd.	15,233	0.0
1,000	Nihon M&A Center Holdings, Inc.	24,529	0.0
36	Nordson Corp.	9,190	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
2,103	nVent Electric PLC	$79,914	0.0
471	Oshkosh Corp.	53,086	0.0
3,569	Owens Corning, Inc.	322,995	0.1
164	Parker Hannifin Corp.	52,172	0.0
2,907	Pentair PLC	212,298	0.1
861	Randstad NV	58,735	0.0
2,000	Recruit Holdings Co. Ltd.	121,711	0.0
543	Regal Rexnord Corp.	92,408	0.0
1,162	Rockwell Automation, Inc.	405,364	0.1
1,351	Roper Technologies, Inc.	664,503	0.2
3,433	Ryder System, Inc.	282,982	0.1
233 (1)	Saia, Inc.	78,528	0.0
2,815	Sandvik AB	78,464	0.0
1,776	Schneider Electric SE	349,153	0.1
3,000	Secom Co., Ltd.	208,459	0.1
2,603	Securitas AB	35,808	0.0
2,040 (1)	Sensata Technologies Holding PLC	125,848	0.0
154	Siemens AG	26,673	0.0
434	Simpson Manufacturing Co., Inc.	60,356	0.0
61,900	Singapore Technologies Engineering Ltd.	172,746	0.1
12,000	SITC International Holdings Co. Ltd.	43,400	0.0
4,097	SKF AB - B Shares	96,893	0.0
100	SMC Corp.	67,586	0.0
72	Snap-On, Inc.	15,507	0.0
400	Sohgo Security Services Co., Ltd.	15,894	0.0
3,400	Sumitomo Corp.	50,318	0.0
214 (1)	Sunrun, Inc.	7,340	0.0
1,000	Techtronic Industries Co., Ltd.	19,935	0.0
52	Teleperformance	23,248	0.0
3,294	Terex Corp.	144,771	0.0
95	Tetra Tech, Inc.	16,131	0.0
923	Timken Co.	63,955	0.0
2,700	Toppan, Inc.	50,667	0.0
83	Toro Co.	8,293	0.0
1,466	TransUnion	173,838	0.1
232 (1)	Trex Co., Inc.	31,327	0.0
355 (1)	United Rentals, Inc.	117,963	0.0
1,128	Verisk Analytics, Inc.	258,007	0.1
62 (1)	Vicor Corp.	7,873	0.0
7,090	Volvo AB - B Shares	163,967	0.1
612	Wolters Kluwer NV	72,033	0.0
2,379	Woodward, Inc.	260,405	0.1
509	WW Grainger, Inc.	263,784	0.1
4,300	Yamato Holdings Co., Ltd.	101,014	0.0
		15,304,583	3.9
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: 9.5%
2,319	Accenture PLC	$961,341	0.3
1,612 (1)	Adobe, Inc.	914,101	0.2
3,107 (1)	Advanced Micro Devices, Inc.	447,097	0.1
300	Advantest Corp.	28,410	0.0
11 (1)(2)	Adyen NV	28,875	0.0
3,421 (1)	Akamai Technologies, Inc.	400,394	0.1
257	Alliance Data Systems Corp.	17,108	0.0
3,876	Amdocs Ltd.	290,080	0.1
37,089	Apple, Inc.	6,585,894	1.7
4,841	Applied Materials, Inc.	761,780	0.2
2,099 (1)	Arrow Electronics, Inc.	281,833	0.1
459	ASM International NV	202,610	0.1
897	ASML Holding NV	718,515	0.2
1,022	Automatic Data Processing, Inc.	252,005	0.1
12,294	Avnet, Inc.	506,882	0.1
5,900	Brother Industries Ltd.	113,720	0.0
1,710 (1)	Cadence Design Systems, Inc.	318,658	0.1
325	Capgemini SE	79,651	0.0
1,521 (1)	Check Point Software Technologies	177,288	0.1
3,254 (1)	Ciena Corp.	250,460	0.1
22,474	Cisco Systems, Inc.	1,424,177	0.4
726	Cognex Corp.	56,454	0.0
3,054	Cognizant Technology Solutions Corp.	270,951	0.1
938 (1)	Commvault Systems, Inc.	64,647	0.0
326	Concentrix Corp.	58,230	0.0
49 (1)	Crowdstrike Holdings, Inc.	10,033	0.0
1,051	Dassault Systemes SE	62,372	0.0
816 (1)	Datadog, Inc.	145,338	0.0
275 (1)	Digital Turbine, Inc.	16,772	0.0
52 (1)	DocuSign, Inc.	7,920	0.0
11,706 (1)	Dropbox, Inc.	287,265	0.1
493 (1)	EPAM Systems, Inc.	329,546	0.1
323 (1)	F5, Inc.	79,041	0.0
18 (1)	Fair Isaac Corp.	7,806	0.0
78 (1)	First Solar, Inc.	6,798	0.0
11,541	Genpact Ltd.	612,596	0.2
290 (1)	HubSpot, Inc.	191,153	0.1
564 (1)(3)	II-VI, Inc.	38,538	0.0
644	Infineon Technologies AG	29,649	0.0
9,019	Intel Corp.	464,478	0.1
1,377	Intuit, Inc.	885,714	0.2
300	Keyence Corp.	188,627	0.1
1,116	KLA Corp.	480,003	0.1
1,174 (1)	Kyndryl Holdings, Inc.	21,249	0.0
846	Lam Research Corp.	608,401	0.2
1,090 (1)	Lattice Semiconductor Corp.	83,995	0.0
265 (1)	Lumentum Holdings, Inc.	28,029	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
59 (1)	Manhattan Associates, Inc.	$9,174	0.0
621	Mastercard, Inc. - Class A	223,138	0.1
17,878	Microsoft Corp.	6,012,729	1.6
388 (1)	Mimecast Ltd.	30,873	0.0
465	MKS Instruments, Inc.	80,989	0.0
189 (1)	MongoDB, Inc.	100,047	0.0
1,341	National Instruments Corp.	58,561	0.0
144 (1)	nCino, Inc.	7,900	0.0
294 (1)	NCR Corp.	11,819	0.0
511	Nemetschek SE	65,338	0.0
5,471	NetApp, Inc.	503,277	0.1
7,104	Nvidia Corp.	2,089,357	0.5
664 (1)	Palo Alto Networks, Inc.	369,689	0.1
145 (1)	Paycom Software, Inc.	60,203	0.0
1,186 (1)	Paylocity Holding Corp.	280,086	0.1
2,921 (1)	PayPal Holdings, Inc.	550,842	0.1
9,894 (1)	Pure Storage, Inc. - Class A	322,050	0.1
1,409	Qualcomm, Inc.	257,664	0.1
1,151 (1)	Qualys, Inc.	157,940	0.0
3,900	Ricoh Co., Ltd.	36,352	0.0
1,500	Rohm Co., Ltd.	136,454	0.0
9,130	Sage Group PLC/The	105,642	0.0
2,704 (1)	Salesforce.com, Inc.	687,168	0.2
1,187	SAP SE	167,058	0.1
2,400	SCSK Corp.	47,765	0.0
1,992 (1)	Semtech Corp.	177,149	0.0
1,009 (1)	ServiceNow, Inc.	654,952	0.2
44 (1)	SiTime Corp.	12,872	0.0
114 (1)	SolarEdge Technologies, Inc.	31,985	0.0
2,767	STMicroelectronics NV-STM1	136,067	0.0
223 (1)	Synaptics, Inc.	64,561	0.0
2,549	TD SYNNEX Corp.	291,504	0.1
205 (1)	Synopsys, Inc.	75,543	0.0
328 (1)	Teradata Corp.	13,930	0.0
2,756	Teradyne, Inc.	450,689	0.1
1,853	Texas Instruments, Inc.	349,235	0.1
4,000	TIS, Inc.	118,944	0.0
300	Tokyo Electron Ltd.	172,672	0.1
477	Universal Display Corp.	78,719	0.0
10,800	Venture Corp. Ltd.	146,760	0.1
5,195	Visa, Inc. - Class A	1,125,808	0.3
3,016	Vishay Intertechnology, Inc.	65,960	0.0
3,011	VMware, Inc.	348,915	0.1
907	WiseTech Global Ltd.	38,467	0.0
148 (1)	Wolfspeed, Inc.	16,542	0.0
639 (1)	Workday, Inc.	174,562	0.0
1,052 (1)	Xero Ltd.	107,682	0.0
646	Xilinx, Inc.	136,971	0.0
89 (1)	Zendesk, Inc.	9,282	0.0
		36,968,370	9.5
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials: 1.6%
679	Air Products & Chemicals, Inc.	$206,593	0.1
1,002	Alcoa Corp.	59,699	0.0
4,024	Anglo American PLC	165,516	0.1
2,895	ArcelorMittal SA	92,868	0.0
676	Arkema SA	95,414	0.0
1,600	Asahi Kasei Corp.	15,072	0.0
309	Ashland Global Holdings, Inc.	33,267	0.0
397	Avient Corp.	22,212	0.0
667	BASF SE	46,813	0.0
10,302 (3)	BHP Group Ltd.	311,034	0.1
1,218	Cabot Corp.	68,452	0.0
270	Chemours Co.	9,061	0.0
847 (1)	Cleveland-Cliffs, Inc.	18,439	0.0
1,779	Commercial Metals Co.	64,560	0.0
479	Compass Minerals International, Inc.	24,467	0.0
7,457	Corteva, Inc.	352,567	0.1
4,884	CRH PLC	258,559	0.1
4,009	DuPont de Nemours, Inc.	323,847	0.1
449	Eagle Materials, Inc.	74,741	0.0
2,502	Evonik Industries AG	80,828	0.0
135	FMC Corp.	14,835	0.0
3,125	Freeport-McMoRan, Inc.	130,406	0.1
607	Greif, Inc. - Class A	36,645	0.0
1,920	HeidelbergCement AG	129,940	0.0
4,079	Holcim Ltd.	207,454	0.1
4,097 (1)	Ingevity Corp.	293,755	0.1
1,123	International Paper Co.	52,759	0.0
473	James Hardie Industries SE	19,039	0.0
370	Louisiana-Pacific Corp.	28,989	0.0
4,259	Minerals Technologies, Inc.	311,546	0.1
1,414	Newcrest Mining Ltd.	25,325	0.0
1,400	Nippon Sanso Holdings Corp.	30,622	0.0
2,100	Nissan Chemical Corp.	122,136	0.0
1,500	Nitto Denko Corp.	115,879	0.0
2,476	Norsk Hydro ASA	19,483	0.0
1,773	Novozymes A/S	145,581	0.1
2,413	Olin Corp.	138,796	0.1
1,482	PPG Industries, Inc.	255,556	0.1
2,614	Rio Tinto Ltd.	190,749	0.1
812	Royal Gold, Inc.	85,430	0.0
617	RPM International, Inc.	62,317	0.0
381	Sensient Technologies Corp.	38,123	0.0
245	Sherwin-Williams Co.	86,279	0.0
300	Shin-Etsu Chemical Co., Ltd.	52,073	0.0
540	Sika AG	224,433	0.1
20,419	South32 Ltd. - AUD	59,717	0.0
1,176	Steel Dynamics, Inc.	72,994	0.0
30,700	Sumitomo Chemical Co., Ltd.	144,775	0.0
1,678	United States Steel Corp.	39,953	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials (continued)
9,541	WestRock Co.	$423,239	0.1
2,772	Yara International ASA	139,759	0.0
		6,022,596	1.6
	Real Estate: 1.5%
1,325	American Campus Communities, Inc.	75,909	0.0
16,744	Brixmor Property Group, Inc.	425,465	0.1
255	Camden Property Trust	45,563	0.0
3,287 (1)	CBRE Group, Inc.	356,672	0.1
2,731	Corporate Office Properties Trust SBI MD	76,386	0.0
2,037	Cousins Properties, Inc.	82,050	0.0
1,697	Digital Realty Trust, Inc.	300,148	0.1
83	Extra Space Storage, Inc.	18,819	0.0
5,776	First Industrial Realty Trust, Inc.	382,371	0.1
11,576	Goodman Group	223,148	0.1
5,034	GPT Group	19,850	0.0
1,096	Healthcare Realty Trust, Inc.	34,678	0.0
2,005	Highwoods Properties, Inc.	89,403	0.0
14,800	Hongkong Land Holdings Ltd. - HKHGF	76,954	0.0
3,038	Invitation Homes, Inc.	137,743	0.1
53 (1)	Jones Lang LaSalle, Inc.	14,275	0.0
5,744	Kilroy Realty Corp.	381,746	0.1
1,819	Kite Realty Group Trust	39,618	0.0
918	Lamar Advertising Co.	111,353	0.0
867	Life Storage, Inc.	132,807	0.0
539	Medical Properties Trust, Inc.	12,737	0.0
5,300	Mitsui Fudosan Co., Ltd.	105,050	0.0
11,255	National Retail Properties, Inc.	541,028	0.2
968	National Storage Affiliates Trust	66,986	0.0
4,700	Nomura Real Estate Holdings, Inc.	108,297	0.0
3,562	ProLogis, Inc.	599,698	0.2
733	PS Business Parks, Inc.	134,997	0.0
100	Rexford Industrial Realty, Inc.	8,111	0.0
2,044	Sabra Healthcare REIT, Inc.	27,676	0.0
683	SBA Communications Corp.	265,701	0.1
7,306	Scentre Group	16,807	0.0
10,664	Segro PLC	207,539	0.1
6,430	Spirit Realty Capital, Inc.	309,862	0.1
1,270	STORE Capital Corp.	43,688	0.0
10,000	Swire Pacific Ltd. - Class A	56,880	0.0
52,200	Swire Properties Ltd.	130,859	0.1
		5,660,874	1.5
	Utilities: 1.1%
496	ALLETE, Inc.	32,910	0.0
109	Black Hills Corp.	7,692	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities (continued)
500	DTE Energy Co.	$59,770	0.0
4,024	Duke Energy Corp.	422,118	0.1
9,019	Electricite de France SA	106,075	0.0
19,591	Enel S.p.A.	156,651	0.0
10,602	Engie SA	156,967	0.0
4,463	Entergy Corp.	502,757	0.1
147	Essential Utilities, Inc.	7,892	0.0
2,753	Exelon Corp.	159,013	0.1
16,326	Iberdrola S.A. - IBEE	193,299	0.1
17,564	MDU Resources Group, Inc.	541,674	0.1
8,970	National Fuel Gas Co.	573,542	0.2
9,700	Osaka Gas Co., Ltd.	160,431	0.1
19,000	Power Assets Holdings Ltd.	118,433	0.0
680	RWE AG	27,551	0.0
3,107	Sempra Energy	410,994	0.1
430	Southwest Gas Holdings, Inc.	30,121	0.0
5,700	Tokyo Gas Co., Ltd.	102,317	0.0
11,899	UGI Corp.	546,283	0.2
2,160	United Utilities Group PLC	31,872	0.0
4,296	Vistra Corp.	97,820	0.0
		4,446,182	1.1
	Total Common Stock (Cost $117,975,739)	151,171,190	38.9
EXCHANGE-TRADED FUNDS: 28.3%
815	iShares Core S&P Mid-Cap ETF	230,710	0.1
1,347	iShares MSCI EAFE ETF	105,982	0.0
67,513 (3)	iShares Russell 2000 ETF	15,018,267	3.9
198,640	SPDR S&P 500 ETF Trust	94,346,055	24.3
	Total Exchange-Traded Funds (Cost $81,639,599)	109,701,014	28.3
MUTUAL FUNDS: 10.4%
	Affiliated Investment Companies: 10.4%
130,844	Voya Emerging Markets Local Currency Debt Fund - Class P	804,693	0.2
187,368	Voya Floating Rate Fund - Class P	1,691,934	0.5
4,098,567	Voya High Yield Bond Fund - Class P	32,911,489	8.5
482,007	Voya Short Term Bond Fund - Class R6	4,762,230	1.2
	Total Mutual Funds (Cost $38,424,132)	40,170,346	10.4
PREFERRED STOCK: 0.1%
	Consumer Discretionary: 0.1%
1,172	Porsche AG	110,652	0.1
349	Volkswagen AG	70,108	0.0
		180,760	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
PREFERRED STOCK (continued)
	Consumer Staples: 0.0%
1,371	Henkel AG & Co. KGaA	$110,627	0.0
	Total Preferred Stock (Cost $346,552)	291,387	0.1

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 7.1%
	Basic Materials: 0.2%
10,000 (2)	Anglo American Capital PLC, 3.625%, 09/11/2024	10,504	0.0
12,000 (2)	Anglo American Capital PLC, 5.625%, 04/01/2030	14,230	0.0
30,000	Celanese US Holdings LLC, 1.400%, 08/05/2026	29,302	0.0
55,000	Dow Chemical Co., 4.375%, 11/15/2042	65,101	0.0
80,000	Ecolab, Inc., 2.125%, 02/01/2032	79,427	0.1
15,000	Ecolab, Inc., 2.700%, 12/15/2051	14,764	0.0
40,000	Ecolab, Inc., 2.750%, 08/18/2055	39,369	0.0
40,000 (2)	Georgia-Pacific LLC, 0.950%, 05/15/2026	38,832	0.0
60,000 (2)	Glencore Funding LLC, 2.625%, 09/23/2031	58,369	0.0
35,000 (2)	International Flavors & Fragrances, Inc., 3.268%, 11/15/2040	35,605	0.0
42,000	Mosaic Co/The, 5.450%, 11/15/2033	52,158	0.0
13,000 (2)	Newcrest Finance Pty Ltd., 3.250%, 05/13/2030	13,630	0.0
10,000 (2)	Newcrest Finance Pty Ltd., 4.200%, 05/13/2050	11,377	0.0
18,000	Newmont Corp., 2.250%, 10/01/2030	17,769	0.0
32,000	PPG Industries, Inc., 1.200%, 03/15/2026	31,329	0.0
54,000	Rio Tinto Finance USA Ltd., 2.750%, 11/02/2051	53,637	0.0
21,000	Steel Dynamics, Inc., 1.650%, 10/15/2027	20,563	0.0
15,000	Steel Dynamics, Inc., 2.400%, 06/15/2025	15,359	0.0
19,000	Teck Resources Ltd., 5.400%, 02/01/2043	23,218	0.0
65,000	Teck Resources Ltd., 6.125%, 10/01/2035	84,373	0.1
		708,916	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: 0.6%
61,000	Amazon.com, Inc., 2.875%, 05/12/2041	$63,465	0.0
21,000	Amazon.com, Inc., 3.100%, 05/12/2051	22,476	0.0
51,000	AT&T, Inc., 3.100%, 02/01/2043	49,684	0.0
45,000	AT&T, Inc., 3.300%, 02/01/2052	44,195	0.0
20,000	AT&T, Inc., 3.500%, 06/01/2041	20,598	0.0
20,000	AT&T, Inc., 3.550%, 09/15/2055	20,106	0.0
95,000	AT&T, Inc., 3.650%, 09/15/2059	96,126	0.0
16,000	AT&T, Inc., 4.500%, 05/15/2035	18,513	0.0
21,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 2.250%, 01/15/2029	20,507	0.0
30,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 3.500%, 03/01/2042	29,150	0.0
35,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 3.850%, 04/01/2061	33,105	0.0
21,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 3.900%, 06/01/2052	21,099	0.0
50,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/2022	50,743	0.0
10,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.800%, 03/01/2050	11,224	0.0
72,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.908%, 07/23/2025	79,344	0.0
38,000	Comcast Corp., 2.650%, 02/01/2030	39,449	0.0
32,000 (2)	Comcast Corp., 2.887%, 11/01/2051	31,034	0.0
60,000	Comcast Corp., 3.900%, 03/01/2038	68,019	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
78,000	Comcast Corp., 3.950%, 10/15/2025	$85,223	0.0
40,000	Comcast Corp., 3.999%, 11/01/2049	46,466	0.0
15,000	Corning, Inc., 5.450%, 11/15/2079	19,867	0.0
80,000	Discovery Communications LLC, 4.000%, 09/15/2055	84,674	0.0
25,000	Discovery Communications LLC, 5.200%, 09/20/2047	31,061	0.0
45,000 (3)	Discovery Communications LLC, 5.300%, 05/15/2049	56,480	0.0
9,000	Interpublic Group of Cos., Inc., 4.200%, 04/15/2024	9,612	0.0
200,000 (2)	Tencent Holdings Ltd., 2.985%, 01/19/2023	203,362	0.1
25,000	Time Warner Cable LLC, 5.875%, 11/15/2040	31,258	0.0
143,000	T-Mobile USA, Inc., 2.050%, 02/15/2028	142,047	0.1
14,000	T-Mobile USA, Inc., 3.300%, 02/15/2051	13,706	0.0
16,000 (2)	T-Mobile USA, Inc., 3.600%, 11/15/2060	15,892	0.0
309,000	T-Mobile USA, Inc., 3.875%, 04/15/2030	338,270	0.1
21,000	VeriSign, Inc., 2.700%, 06/15/2031	21,135	0.0
133,000	Verizon Communications, Inc., 2.100%, 03/22/2028	133,350	0.1
167,000 (2)	Verizon Communications, Inc., 2.355%, 03/15/2032	164,739	0.1
12,000	Verizon Communications, Inc., 2.987%, 10/30/2056	11,386	0.0
18,000	Verizon Communications, Inc., 3.400%, 03/22/2041	18,879	0.0
90,000	Verizon Communications, Inc., 3.700%, 03/22/2061	97,781	0.0
80,000	Verizon Communications, Inc., 4.812%, 03/15/2039	100,500	0.1
55,000	Vodafone Group PLC, 4.375%, 02/19/2043	64,631	0.0
20,000	Vodafone Group PLC, 5.125%, 06/19/2059	26,392	0.0
8,000	Walt Disney Co/The, 2.000%, 09/01/2029	7,966	0.0
		2,443,514	0.6
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: 0.2%
28,570 (2)	Alaska Airlines 2020-1 Class A Pass Through Trust, 4.800%, 02/15/2029	$31,283	0.0
3,697	American Airlines 2015-2 Class AA Pass Through Trust, 3.600%, 03/22/2029	3,821	0.0
10,156	American Airlines 2017-1 Class A Pass Through Trust, 4.000%, 08/15/2030	10,164	0.0
18,643	American Airlines 2017-2 Class A Pass Through Trust, 3.600%, 04/15/2031	18,188	0.0
4,053	American Airlines 2017-2 Class AA Pass Through Trust, 3.350%, 04/15/2031	4,134	0.0
10,910 (2)	British Airways 2020-1 Class A Pass Through Trust, 4.250%, 05/15/2034	11,647	0.0
2,405	Continental Airlines 2012-2 Class A Pass Through Trust, 4.000%, 04/29/2026	2,496	0.0
11,238	Delta Air Lines 2020-1 Class A Pass Through Trust, 2.500%, 12/10/2029	11,201	0.0
20,000 (2)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.500%, 10/20/2025	21,033	0.0
37,000 (2)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.750%, 10/20/2028	40,433	0.0
50,000	General Motors Co., 5.400%, 04/01/2048	63,947	0.1
17,000	General Motors Co., 6.125%, 10/01/2025	19,545	0.0
25,000	General Motors Financial Co., Inc., 3.950%, 04/13/2024	26,320	0.0
25,000	General Motors Financial Co., Inc., 4.350%, 01/17/2027	27,559	0.0
33,000 (2)	Harley-Davidson Financial Services, Inc., 3.350%, 06/08/2025	34,600	0.0
40,000	Hasbro, Inc., 3.000%, 11/19/2024	41,655	0.0
30,000	Lowe’s Cos, Inc., 1.700%, 10/15/2030	28,538	0.0
15,000	Lowe’s Cos, Inc., 2.800%, 09/15/2041	14,660	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
21,000 (2)	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.500%, 06/20/2027	$22,449	0.0
27,000	Toyota Motor Credit Corp., 2.150%, 02/13/2030	27,086	0.0
32,572	United Airlines 2012-1 Class A Pass Through Trust, 4.150%, 10/11/2025	33,805	0.0
7,183	United Airlines 2013-1 Class A Pass Through Trust, 4.300%, 02/15/2027	7,521	0.0
10,923	United Airlines 2014-1 Class A Pass Through Trust, 4.000%, 10/11/2027	11,453	0.0
45,758	United Airlines 2016-1 Class AA Pass Through Trust, 3.100%, 01/07/2030	47,201	0.0
27,599	United Airlines 2016-2 Class A Pass Through Trust, 3.100%, 04/07/2030	27,380	0.0
86,741	United Airlines 2016-2 Class AA Pass Through Trust, 2.875%, 04/07/2030	88,572	0.1
9,301	United Airlines 2019-2 Class A Pass Through Trust, 2.900%, 11/01/2029	9,246	0.0
1,807	United Airlines 2020-1 Class A Pass Through Trust, 5.875%, 04/15/2029	1,982	0.0
18,219	US Airways 2012-1 Class A Pass Through Trust, 5.900%, 04/01/2026	19,118	0.0
		707,037	0.2
	Consumer, Non-cyclical: 1.2%
43,000	AbbVie, Inc., 2.600%, 11/21/2024	44,644	0.0
200,000	AbbVie, Inc., 2.950%, 11/21/2026	210,888	0.1
12,000	AbbVie, Inc., 4.050%, 11/21/2039	13,795	0.0
75,000	AbbVie, Inc., 4.300%, 05/14/2036	88,566	0.1
33,000	AbbVie, Inc., 4.400%, 11/06/2042	39,466	0.0
71,000	AbbVie, Inc., 4.500%, 05/14/2035	85,068	0.1
13,000	AbbVie, Inc., 4.550%, 03/15/2035	15,655	0.0
30,000	AbbVie, Inc., 4.625%, 10/01/2042	36,776	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
42,000	Aetna, Inc., 2.800%, 06/15/2023	$43,048	0.0
70,000	Aetna, Inc., 4.500%, 05/15/2042	83,073	0.0
23,000	Aetna, Inc., 6.625%, 06/15/2036	32,670	0.0
43,000	Altria Group, Inc., 2.450%, 02/04/2032	40,871	0.0
39,000	Altria Group, Inc., 3.700%, 02/04/2051	36,424	0.0
56,000	Altria Group, Inc., 4.450%, 05/06/2050	57,906	0.0
9,000	Altria Group, Inc., 4.800%, 02/14/2029	10,160	0.0
20,000	Altria Group, Inc., 5.800%, 02/14/2039	24,075	0.0
40,000	Amgen, Inc., 3.000%, 01/15/2052	38,909	0.0
97,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.700%, 02/01/2036	117,246	0.1
75,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	95,014	0.1
15,000	Anheuser-Busch InBev Worldwide, Inc., 5.450%, 01/23/2039	19,667	0.0
34,000	Anthem, Inc., 2.875%, 09/15/2029	35,619	0.0
25,000	Anthem, Inc., 3.500%, 08/15/2024	26,415	0.0
23,000	Astrazeneca Finance LLC, 1.750%, 05/28/2028	22,884	0.0
23,000	AstraZeneca PLC, 0.700%, 04/08/2026	22,269	0.0
102,000	BAT Capital Corp., 2.259%, 03/25/2028	99,480	0.1
17,000	BAT Capital Corp., 2.726%, 03/25/2031	16,518	0.0
17,000	BAT Capital Corp., 3.734%, 09/25/2040	16,363	0.0
35,000	BAT Capital Corp., 4.390%, 08/15/2037	36,940	0.0
20,000 (2)	Baxter International, Inc., 1.915%, 02/01/2027	20,086	0.0
40,000 (2)	Baxter International, Inc., 2.272%, 12/01/2028	40,322	0.0
30,000 (2)	Baxter International, Inc., 2.539%, 02/01/2032	30,340	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
15,000 (2)	Baxter International, Inc., 3.132%, 12/01/2051	$15,471	0.0
7,000	Becton Dickinson and Co., 3.363%, 06/06/2024	7,332	0.0
18,000	Bristol-Myers Squibb Co., 2.550%, 11/13/2050	17,077	0.0
30,000	Bristol-Myers Squibb Co., 4.125%, 06/15/2039	35,550	0.0
45,000	Bristol-Myers Squibb Co., 4.250%, 10/26/2049	55,748	0.0
45,000 (2)	Cargill, Inc., 2.125%, 11/10/2031	44,406	0.0
48,000 (2)	Cargill, Inc., 3.875%, 05/23/2049	57,908	0.0
64,000	Cigna Corp., 4.800%, 08/15/2038	78,862	0.0
100,000	Cigna Corp., 4.900%, 12/15/2048	129,534	0.1
72,000	Coca-Cola Co/The, 2.875%, 05/05/2041	75,091	0.0
35,000 (3)	CVS Health Corp., 2.125%, 09/15/2031	34,313	0.0
30,000	CVS Health Corp., 2.700%, 08/21/2040	28,959	0.0
5,000	CVS Health Corp., 3.875%, 07/20/2025	5,378	0.0
7,000	CVS Health Corp., 4.125%, 04/01/2040	8,053	0.0
5,000	CVS Health Corp., 4.780%, 03/25/2038	6,097	0.0
100,000	CVS Health Corp., 5.050%, 03/25/2048	130,974	0.1
36,000 (2)	Element Fleet Management Corp., 3.850%, 06/15/2025	38,312	0.0
25,000	General Mills, Inc., 4.000%, 04/17/2025	26,864	0.0
10,000	Gilead Sciences, Inc., 0.750%, 09/29/2023	9,962	0.0
12,000	Gilead Sciences, Inc., 3.500%, 02/01/2025	12,694	0.0
13,000	Gilead Sciences, Inc., 4.500%, 02/01/2045	15,884	0.0
39,000	Global Payments, Inc., 1.200%, 03/01/2026	37,892	0.0
150,000	Global Payments, Inc., 2.650%, 02/15/2025	154,262	0.1
75,000	Global Payments, Inc., 3.200%, 08/15/2029	78,195	0.0
16,000 (2)	GXO Logistics, Inc., 1.650%, 07/15/2026	15,629	0.0
77,000	HCA, Inc., 4.125%, 06/15/2029	84,810	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
200,000	HCA, Inc., 4.500%, 02/15/2027	$220,440	0.1
12,000	HCA, Inc., 5.125%, 06/15/2039	14,803	0.0
22,000	HCA, Inc., 5.250%, 04/15/2025	24,356	0.0
9,000	HCA, Inc., 5.250%, 06/15/2049	11,581	0.0
18,000 (2)	Health Care Service Corp. A Mutual Legal Reserve Co., 1.500%, 06/01/2025	17,974	0.0
51,000	Hormel Foods Corp., 3.050%, 06/03/2051	54,304	0.0
30,000	Humana, Inc., 1.350%, 02/03/2027	29,186	0.0
35,000	Humana, Inc., 2.150%, 02/03/2032	33,883	0.0
80,000	Humana, Inc., 3.125%, 08/15/2029	83,904	0.0
35,000	Humana, Inc., 4.500%, 04/01/2025	38,172	0.0
30,000	Johnson & Johnson, 3.625%, 03/03/2037	34,500	0.0
17,000	Laboratory Corp. of America Holdings, 3.250%, 09/01/2024	17,809	0.0
10,000	Laboratory Corp. of America Holdings, 4.000%, 11/01/2023	10,489	0.0
25,000 (2)	Mars, Inc., 0.875%, 07/16/2026	24,298	0.0
75,000 (2)	Mars, Inc., 2.375%, 07/16/2040	71,557	0.0
30,000 (2)	Mars, Inc., 3.875%, 04/01/2039	34,761	0.0
12,000 (2)	Mars, Inc., 4.125%, 04/01/2054	15,067	0.0
40,000	McKesson Corp., 1.300%, 08/15/2026	39,087	0.0
18,000	Medtronic, Inc., 4.375%, 03/15/2035	22,177	0.0
55,000 (3)	Merck & Co., Inc., 1.900%, 12/10/2028	55,294	0.0
25,000	Merck & Co., Inc., 2.150%, 12/10/2031	25,090	0.0
15,000	Merck & Co., Inc., 2.750%, 12/10/2051	14,871	0.0
15,000	Merck & Co., Inc., 2.900%, 12/10/2061	14,955	0.0
35,000	Mylan, Inc., 5.200%, 04/15/2048	43,433	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
8,000	PayPal Holdings, Inc., 2.850%, 10/01/2029	$8,428	0.0
23,000 (3)	PepsiCo, Inc., 2.625%, 10/21/2041	23,317	0.0
7,000	PepsiCo, Inc., 2.750%, 10/21/2051	7,193	0.0
6,000	PerkinElmer, Inc., 1.900%, 09/15/2028	5,866	0.0
59,000	PerkinElmer, Inc., 3.300%, 09/15/2029	62,510	0.0
70,000	Regeneron Pharmaceuticals, Inc., 1.750%, 09/15/2030	66,277	0.0
30,000	Reynolds American, Inc., 5.700%, 08/15/2035	35,632	0.0
22,000	Reynolds American, Inc., 5.850%, 08/15/2045	26,789	0.0
6,000	Reynolds American, Inc., 6.150%, 09/15/2043	7,373	0.0
11,000	Royalty Pharma PLC, 1.200%, 09/02/2025	10,778	0.0
14,000	Royalty Pharma PLC, 1.750%, 09/02/2027	13,764	0.0
112,000	Royalty Pharma PLC, 3.550%, 09/02/2050	111,308	0.1
200,000	Takeda Pharmaceutical Co. Ltd., 2.050%, 03/31/2030	196,076	0.1
20,000 (2)	Triton Container International Ltd., 2.050%, 04/15/2026	19,862	0.0
23,000 (2)	Triton Container International Ltd., 3.150%, 06/15/2031	23,220	0.0
15,000 (3)	UnitedHealth Group, Inc., 2.750%, 05/15/2040	15,259	0.0
4,000	UnitedHealth Group, Inc., 3.050%, 05/15/2041	4,192	0.0
47,000	UnitedHealth Group, Inc., 3.250%, 05/15/2051	50,950	0.0
19,000	UnitedHealth Group, Inc., 3.500%, 08/15/2039	21,107	0.0
45,000	Viatris, Inc., 2.700%, 06/22/2030	45,202	0.0
66,000	Viatris, Inc., 3.850%, 06/22/2040	70,018	0.0
23,000	Viatris, Inc., 4.000%, 06/22/2050	24,551	0.0
		4,508,077	1.2
	Energy: 0.7%
18,000	Baker Hughes Holdings LLC / Baker Hughes Co-Obligor, Inc., 2.061%, 12/15/2026	18,172	0.0
18,000	BP Capital Markets America, Inc., 1.749%, 08/10/2030	17,329	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
15,000	BP Capital Markets America, Inc., 2.939%, 06/04/2051	$14,438	0.0
15,000	BP Capital Markets America, Inc., 3.379%, 02/08/2061	15,453	0.0
28,000 (4)	BP Capital Markets PLC, 4.875%, 12/31/2199	30,310	0.0
8,000	Burlington Resources LLC, 5.950%, 10/15/2036	10,915	0.0
10,000	Canadian Natural Resources Ltd., 6.750%, 02/01/2039	13,821	0.0
23,000 (3)	Cenovus Energy, Inc./CA, 3.750%, 02/15/2052	23,109	0.0
30,000	Cenovus Energy, Inc., 5.400%, 06/15/2047	37,435	0.0
30,000	Cheniere Corpus Christi Holdings LLC, 3.700%, 11/15/2029	32,160	0.0
3,000	Chevron USA, Inc., 3.250%, 10/15/2029	3,244	0.0
41,000 (2)	ConocoPhillips, 2.400%, 02/15/2031	41,174	0.0
25,000 (2)	ConocoPhillips, 3.750%, 10/01/2027	27,423	0.0
25,000	Continental Resources, Inc., 4.900%, 06/01/2044	27,747	0.0
60,000 (2)	Coterra Energy, Inc., 3.900%, 05/15/2027	64,521	0.0
26,000	Diamondback Energy, Inc., 2.875%, 12/01/2024	26,991	0.0
5,000	Diamondback Energy, Inc., 3.125%, 03/24/2031	5,158	0.0
30,000	Diamondback Energy, Inc., 3.250%, 12/01/2026	31,661	0.0
55,000	Diamondback Energy, Inc., 3.500%, 12/01/2029	58,382	0.0
10,000	Diamondback Energy, Inc., 4.750%, 05/31/2025	10,963	0.0
200,000	Empresa Nacional del Petroleo, 3.750%, 08/05/2026	205,461	0.1
38,000 (4)	Enbridge, Inc., 5.750%, 07/15/2080	42,275	0.0
9,000	Energy Transfer L.P., 4.250%, 04/01/2024	9,454	0.0
5,000	Energy Transfer L.P., 4.900%, 03/15/2035	5,666	0.0
43,000	Energy Transfer L.P., 5.300%, 04/01/2044	49,347	0.0
160,000	Energy Transfer L.P., 5.300%, 04/15/2047	185,842	0.1
60,000	Energy Transfer L.P., 5.800%, 06/15/2038	72,815	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
25,000	Enterprise Products Operating LLC, 3.750%, 02/15/2025	$26,583	0.0
50,000 (4)	Enterprise Products Operating LLC, 4.875%, 08/16/2077	46,876	0.0
10,000	Exxon Mobil Corp., 4.227%, 03/19/2040	11,827	0.0
41,000 (2)	Flex Intermediate Holdco LLC, 3.363%, 06/30/2031	41,220	0.0
2,000	Halliburton Co., 3.500%, 08/01/2023	2,065	0.0
2,000	Halliburton Co., 3.800%, 11/15/2025	2,152	0.0
94,000	Hess Corp., 5.600%, 02/15/2041	116,281	0.1
200,000 (2)	KazMunayGas National Co. JSC, 4.750%, 04/24/2025	217,776	0.1
34,000	Kinder Morgan, Inc., 3.600%, 02/15/2051	34,271	0.0
18,000	Kinder Morgan, Inc., 5.550%, 06/01/2045	22,809	0.0
23,000	Marathon Petroleum Corp., 4.700%, 05/01/2025	25,111	0.0
35,000	Marathon Petroleum Corp., 4.750%, 09/15/2044	41,285	0.0
25,000	Marathon Petroleum Corp., 5.000%, 09/15/2054	29,805	0.0
20,000	MPLX L.P., 1.750%, 03/01/2026	19,819	0.0
14,000	MPLX L.P., 2.650%, 08/15/2030	13,952	0.0
9,000	MPLX L.P., 4.700%, 04/15/2048	10,409	0.0
11,000	MPLX L.P., 5.200%, 03/01/2047	13,500	0.0
21,000	MPLX L.P., 5.200%, 12/01/2047	25,568	0.0
25,000	MPLX L.P., 5.500%, 02/15/2049	32,001	0.0
16,000 (2)	Northern Natural Gas Co., 3.400%, 10/16/2051	16,479	0.0
19,000	ONEOK Partners L.P., 6.125%, 02/01/2041	24,022	0.0
24,000	ONEOK Partners L.P., 6.200%, 09/15/2043	31,132	0.0
10,000	ONEOK, Inc., 2.200%, 09/15/2025	10,111	0.0
200,000 (2)	Petroleos del Peru SA, 4.750%, 06/19/2032	209,036	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
135,500 (2)	Petroleos Mexicanos, 6.700%, 02/16/2032	$137,123	0.1
10,000	Phillips 66, 0.900%, 02/15/2024	9,931	0.0
20,000	Phillips 66, 3.300%, 03/15/2052	20,015	0.0
41,000	Plains All American Pipeline L.P. / PAA Finance Corp., 3.550%, 12/15/2029	42,518	0.0
25,000	Plains All American Pipeline L.P. / PAA Finance Corp., 4.500%, 12/15/2026	27,464	0.0
50,000	Plains All American Pipeline L.P. / PAA Finance Corp., 4.650%, 10/15/2025	54,582	0.0
73,000	Plains All American Pipeline L.P. / PAA Finance Corp., 4.900%, 02/15/2045	79,403	0.0
4,000	Plains All American Pipeline L.P. / PAA Finance Corp., 5.150%, 06/01/2042	4,405	0.0
15,000	Sabine Pass Liquefaction LLC, 4.200%, 03/15/2028	16,444	0.0
16,000	Sabine Pass Liquefaction LLC, 5.000%, 03/15/2027	17,983	0.0
26,000 (2)	Santos Finance Ltd., 3.649%, 04/29/2031	26,500	0.0
19,000 (2)	Schlumberger Holdings Corp., 3.750%, 05/01/2024	19,944	0.0
10,000	Shell International Finance BV, 2.875%, 11/26/2041	10,028	0.0
125,000	Shell International Finance BV, 3.250%, 05/11/2025	133,139	0.1
35,000	Shell International Finance BV, 4.125%, 05/11/2035	40,908	0.0
9,000	Transcontinental Gas Pipe Line Co. LLC, 3.250%, 05/15/2030	9,497	0.0
16,000	Valero Energy Corp., 2.850%, 04/15/2025	16,586	0.0
25,000	Valero Energy Corp., 3.650%, 12/01/2051	24,898	0.0
30,000	Williams Cos, Inc./The, 4.000%, 09/15/2025	32,442	0.0
19,000	Williams Cos, Inc./The, 5.400%, 03/04/2044	23,682	0.0
23,000	Williams Partners L.P., 3.600%, 03/15/2022	23,021	0.0
		2,875,869	0.7

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: 2.5%
54,000	American Campus Communities Operating Partnership L.P., 2.250%, 01/15/2029	$53,455	0.0
23,000	American Homes 4 Rent L.P., 2.375%, 07/15/2031	22,581	0.0
56,000	American International Group, Inc., 3.400%, 06/30/2030	60,623	0.0
55,000	American International Group, Inc., 3.875%, 01/15/2035	60,906	0.0
29,000	American International Group, Inc., 3.900%, 04/01/2026	31,461	0.0
40,000	American International Group, Inc., 4.250%, 03/15/2029	45,750	0.0
10,000	American International Group, Inc., 4.375%, 01/15/2055	12,301	0.0
33,000	American International Group, Inc., 4.500%, 07/16/2044	40,737	0.0
17,000	American International Group, Inc., 4.800%, 07/10/2045	21,836	0.0
45,000	Assurant, Inc., 2.650%, 01/15/2032	44,194	0.0
54,000	Assurant, Inc., 3.700%, 02/22/2030	57,373	0.0
40,000 (2)	Athene Global Funding, 2.800%, 05/26/2023	41,029	0.0
25,000 (2)	Athene Global Funding, 2.950%, 11/12/2026	26,151	0.0
21,000 (2)	Aviation Capital Group LLC, 1.950%, 09/20/2026	20,419	0.0
8,000 (2)	Aviation Capital Group LLC, 3.875%, 05/01/2023	8,238	0.0
6,000 (2)	Aviation Capital Group LLC, 4.375%, 01/30/2024	6,297	0.0
32,000 (2)	Aviation Capital Group LLC, 5.500%, 12/15/2024	35,035	0.0
14,000 (2)	Avolon Holdings Funding Ltd., 2.125%, 02/21/2026	13,754	0.0
41,000 (2)	Avolon Holdings Funding Ltd., 2.750%, 02/21/2028	40,259	0.0
9,000 (2)	Avolon Holdings Funding Ltd., 2.875%, 02/15/2025	9,200	0.0
40,000 (2)	Avolon Holdings Funding Ltd., 4.250%, 04/15/2026	42,430	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
200,000	Banco Santander SA, 2.746%, 05/28/2025	$206,884	0.1
63,000 (4)	Bank of America Corp., 0.981%, 09/25/2025	62,274	0.0
36,000 (4)	Bank of America Corp., 1.197%, 10/24/2026	35,300	0.0
48,000 (4)	Bank of America Corp., 1.734%, 07/22/2027	47,677	0.0
112,000 (4)	Bank of America Corp., 1.898%, 07/23/2031	107,313	0.1
26,000 (4)	Bank of America Corp., 1.922%, 10/24/2031	24,923	0.0
49,000 (4)	Bank of America Corp., 2.087%, 06/14/2029	48,693	0.0
45,000 (4)	Bank of America Corp., 2.572%, 10/20/2032	45,249	0.0
105,000 (4)	Bank of America Corp., 2.592%, 04/29/2031	106,182	0.0
53,000 (4)	Bank of America Corp., 2.676%, 06/19/2041	51,105	0.0
79,000 (4)	Bank of America Corp., 2.687%, 04/22/2032	80,255	0.0
60,000 (4)	Bank of America Corp., 3.593%, 07/21/2028	64,626	0.0
20,000	Bank of America Corp., 3.950%, 04/21/2025	21,395	0.0
18,000 (4)	Bank of America Corp., 3.970%, 03/05/2029	19,712	0.0
40,000 (4)	Bank of America Corp., 4.078%, 04/23/2040	46,038	0.0
13,000 (4)	Bank of America Corp., 4.083%, 03/20/2051	15,677	0.0
79,000	Bank of America Corp., 4.125%, 01/22/2024	83,976	0.0
103,000	Bank of America Corp., 4.183%, 11/25/2027	112,772	0.1
75,000 (4)	Bank of America Corp., 4.271%, 07/23/2029	83,674	0.0
50,000 (4)	Bank of Montreal, 3.803%, 12/15/2032	53,671	0.0
25,000	Bank of Nova Scotia/The, 2.200%, 02/03/2025	25,593	0.0
21,000	Bank of Nova Scotia/The, 2.700%, 08/03/2026	21,914	0.0
34,000 (4)	Bank of Nova Scotia/The, 4.900%, 12/31/2199	36,518	0.0
11,000	Berkshire Hathaway Finance Corp., 2.850%, 10/15/2050	10,869	0.0
29,000	Berkshire Hathaway Finance Corp., 4.250%, 01/15/2049	35,696	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
15,000	BlackRock, Inc., 2.100%, 02/25/2032	$14,895	0.0
21,000 (2)	Blackstone Holdings Finance Co. LLC, 1.625%, 08/05/2028	20,411	0.0
55,000 (2)	Blackstone Holdings Finance Co. LLC, 2.000%, 01/30/2032	53,009	0.0
41,000 (2)	Blackstone Holdings Finance Co. LLC, 2.850%, 08/05/2051	40,011	0.0
30,000 (2)	Blackstone Private Credit Fund, 2.625%, 12/15/2026	29,265	0.0
25,000 (2)	Blackstone Secured Lending Fund, 2.850%, 09/30/2028	24,392	0.0
200,000 (2)(4)	BNP Paribas SA, 2.219%, 06/09/2026	202,024	0.1
22,000	Boston Properties L.P., 3.250%, 01/30/2031	23,077	0.0
206,000 (2)	BPCE SA, 5.700%, 10/22/2023	221,540	0.1
35,000	Canadian Imperial Bank of Commerce, 2.250%, 01/28/2025	35,781	0.0
45,000 (4)	Capital One Financial Corp., 1.878%, 11/02/2027	44,797	0.0
45,000 (4)	Capital One Financial Corp., 2.618%, 11/02/2032	44,928	0.0
8,000	Capital One Financial Corp., 3.650%, 05/11/2027	8,624	0.0
33,000	CBRE Services, Inc., 2.500%, 04/01/2031	33,225	0.0
20,000 (4)	Charles Schwab Corp./The, 5.375%, 12/31/2199	21,850	0.0
44,000	Chubb INA Holdings, Inc., 1.375%, 09/15/2030	41,491	0.0
17,000	Chubb INA Holdings, Inc., 2.850%, 12/15/2051	17,086	0.0
13,000	Chubb INA Holdings, Inc., 3.050%, 12/15/2061	13,303	0.0
28,000	CI Financial Corp., 4.100%, 06/15/2051	30,416	0.0
21,000 (4)	Citigroup, Inc., 1.462%, 06/09/2027	20,651	0.0
15,000 (4)	Citigroup, Inc., 2.561%, 05/01/2032	15,094	0.0
17,000 (4)	Citigroup, Inc., 2.904%, 11/03/2042	16,864	0.0
45,000	Citigroup, Inc., 5.500%, 09/13/2025	50,937	0.0
9,000	Columbia Property Trust Operating Partnership L.P., 3.650%, 08/15/2026	9,794	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
5,000	Columbia Property Trust Operating Partnership L.P., 4.150%, 04/01/2025	$5,428	0.0
260,000	Cooperatieve Rabobank UA, 4.375%, 08/04/2025	281,872	0.1
250,000 (2)(4)	Credit Suisse Group AG, 2.193%, 06/05/2026	251,610	0.1
14,000	Crown Castle International Corp., 1.050%, 07/15/2026	13,534	0.0
30,000	CubeSmart L.P., 2.250%, 12/15/2028	30,029	0.0
15,000	CubeSmart L.P., 2.500%, 02/15/2032	14,951	0.0
200,000 (2)(4)	Danske Bank A/S, 1.621%, 09/11/2026	197,215	0.1
43,000 (2)	Empower Finance 2020 L.P., 1.357%, 09/17/2027	41,749	0.0
50,000	Essex Portfolio L.P., 3.250%, 05/01/2023	51,219	0.0
200,000 (2)	Federation des Caisses Desjardins du Quebec, 2.050%, 02/10/2025	202,634	0.1
43,000 (4)	Goldman Sachs Group, Inc./The, 1.542%, 09/10/2027	42,153	0.0
22,000 (4)	Goldman Sachs Group, Inc./The, 2.908%, 07/21/2042	21,914	0.0
35,000	Goldman Sachs Group, Inc., 4.250%, 10/21/2025	38,205	0.0
46,000	Goldman Sachs Group, Inc., 5.150%, 05/22/2045	59,963	0.0
17,000	Goldman Sachs Group, Inc., 6.750%, 10/01/2037	24,145	0.0
30,000 (2)	Hartford Financial Services Group, Inc./The, 2.281%, (US0003M + 2.125)%, 02/12/2067	28,657	0.0
9,000	Hartford Financial Services Group, Inc./The, 5.950%, 10/15/2036	12,121	0.0
200,000 (4)	HSBC Holdings PLC, 2.099%, 06/04/2026	201,450	0.1
200,000 (4)	HSBC Holdings PLC, 2.633%, 11/07/2025	205,270	0.1
200,000 (4)	HSBC Holdings PLC, 3.262%, 03/13/2023	200,953	0.1
24,000	Intercontinental Exchange, Inc., 2.650%, 09/15/2040	23,094	0.0
39,000	Invitation Homes Operating Partnership L.P., 2.300%, 11/15/2028	38,607	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
55,000 (4)	JPMorgan Chase & Co., 0.969%, 06/23/2025	$54,494	0.0
27,000 (4)	JPMorgan Chase & Co., 1.040%, 02/04/2027	26,144	0.0
65,000 (4)	JPMorgan Chase & Co., 1.470%, 09/22/2027	63,744	0.0
80,000 (4)	JPMorgan Chase & Co., 1.953%, 02/04/2032	77,134	0.0
55,000 (4)	JPMorgan Chase & Co., 2.069%, 06/01/2029	54,583	0.0
33,000 (4)	JPMorgan Chase & Co., 2.182%, 06/01/2028	33,293	0.0
31,000 (4)	JPMorgan Chase & Co., 2.525%, 11/19/2041	29,541	0.0
82,000 (4)	JPMorgan Chase & Co., 2.545%, 11/08/2032	82,552	0.0
68,000 (4)	JPMorgan Chase & Co., 2.580%, 04/22/2032	68,946	0.0
121,000 (4)	JPMorgan Chase & Co., 3.157%, 04/22/2042	126,546	0.1
31,000 (4)	JPMorgan Chase & Co., 3.328%, 04/22/2052	33,252	0.0
70,000 (4)	JPMorgan Chase & Co., 3.797%, 07/23/2024	72,978	0.0
30,000	Kilroy Realty L.P., 2.650%, 11/15/2033	29,199	0.0
21,000	Kite Realty Group L.P., 4.000%, 10/01/2026	22,302	0.0
38,000	Life Storage L.P., 2.400%, 10/15/2031	37,394	0.0
82,000	Main Street Capital Corp., 3.000%, 07/14/2026	82,326	0.0
30,000	Main Street Capital Corp., 5.200%, 05/01/2024	32,000	0.0
25,000	Mid-America Apartments L.P., 2.875%, 09/15/2051	24,699	0.0
200,000	Mizuho Financial Group Cayman 2 Ltd., 4.200%, 07/18/2022	203,651	0.1
200,000 (4)	Mizuho Financial Group, Inc., 2.226%, 05/25/2026	203,122	0.1
32,000 (4)	Morgan Stanley, 1.512%, 07/20/2027	31,508	0.0
147,000 (4)	Morgan Stanley, 1.593%, 05/04/2027	145,628	0.1
39,000 (4)	Morgan Stanley, 1.794%, 02/13/2032	36,960	0.0
34,000 (4)	Morgan Stanley, 2.188%, 04/28/2026	34,693	0.0
178,000 (4)	Morgan Stanley, 2.239%, 07/21/2032	174,287	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
50,000 (4)	Morgan Stanley, 2.511%, 10/20/2032	$50,006	0.0
32,000 (4)	Morgan Stanley, 2.802%, 01/25/2052	31,478	0.0
75,000 (4)	Morgan Stanley, 3.622%, 04/01/2031	81,811	0.0
112,000	Morgan Stanley, 3.875%, 01/27/2026	121,225	0.1
100,000	Morgan Stanley, 4.000%, 07/23/2025	108,465	0.1
40,000 (4)	Morgan Stanley, 4.457%, 04/22/2039	48,070	0.0
250,000 (2)(4)	National Australia Bank Ltd., 3.933%, 08/02/2034	265,292	0.1
200,000 (4)	NatWest Group PLC, 3.073%, 05/22/2028	208,169	0.1
43,000 (2)	Northwestern Mutual Global Funding, 1.700%, 06/01/2028	42,601	0.0
28,000 (2)	Northwestern Mutual Life Insurance Co/The, 3.625%, 09/30/2059	30,928	0.0
32,000	Oaktree Specialty Lending Corp., 2.700%, 01/15/2027	31,772	0.0
30,000	Old Republic International Corp., 3.850%, 06/11/2051	32,338	0.0
150,000	ORIX Corp., 3.250%, 12/04/2024	158,158	0.1
40,000 (2)	Pacific Life Global Funding II, 1.375%, 04/14/2026	39,830	0.0
68,000 (4)	PartnerRe Finance B LLC, 4.500%, 10/01/2050	71,629	0.0
23,000	Piedmont Operating Partnership L.P., 3.150%, 08/15/2030	23,585	0.0
30,000	Piedmont Operating Partnership L.P., 4.450%, 03/15/2024	31,650	0.0
15,000	Public Storage, 1.950%, 11/09/2028	14,960	0.0
15,000	Public Storage, 2.250%, 11/09/2031	15,093	0.0
45,000	Realty Income Corp., 2.200%, 06/15/2028	45,456	0.0
23,000	Regency Centers L.P., 2.950%, 09/15/2029	23,896	0.0
10,000	Regency Centers L.P., 3.700%, 06/15/2030	10,957	0.0
45,000	Royal Bank of Canada, 2.300%, 11/03/2031	45,260	0.0
24,000	Sabra Health Care L.P., 3.200%, 12/01/2031	23,480	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
40,000 (2)	Scentre Group Trust 1 / Scentre Group Trust 2, 3.625%, 01/28/2026	$42,738	0.0
27,000	Simon Property Group L.P., 1.750%, 02/01/2028	26,498	0.0
200,000 (2)(4)	Standard Chartered PLC, 1.456%, 01/14/2027	193,870	0.1
200,000 (2)(4)	Standard Chartered PLC, 3.265%, 02/18/2036	197,577	0.1
8,000	Sumitomo Mitsui Financial Group, Inc., 3.010%, 10/19/2026	8,389	0.0
25,000 (2)	Teachers Insurance & Annuity Association of America, 3.300%, 05/15/2050	26,141	0.0
35,000 (4)	Truist Financial Corp., 1.267%, 03/02/2027	34,358	0.0
46,000 (4)	Truist Financial Corp., 1.887%, 06/07/2029	45,331	0.0
25,000 (4)	Truist Financial Corp., 5.100%, 12/31/2199	28,000	0.0
22,000	Unum Group, 4.125%, 06/15/2051	22,380	0.0
7,000	Ventas Realty L.P., 5.700%, 09/30/2043	9,456	0.0
45,000	Visa, Inc., 2.000%, 08/15/2050	39,530	0.0
50,000	Visa, Inc., 4.300%, 12/14/2045	63,054	0.0
36,000 (4)	Wells Fargo & Co., 2.393%, 06/02/2028	36,614	0.0
101,000 (4)	Wells Fargo & Co., 2.406%, 10/30/2025	103,589	0.0
21,000 (4)	Wells Fargo & Co., 3.068%, 04/30/2041	21,580	0.0
120,000	Wells Fargo & Co., 3.750%, 01/24/2024	126,052	0.1
28,000	Wells Fargo & Co., 4.750%, 12/07/2046	35,028	0.0
23,000	Westpac Banking Corp., 1.953%, 11/20/2028	22,927	0.0
33,000	Westpac Banking Corp., 2.963%, 11/16/2040	32,439	0.0
45,000 (4)	Westpac Banking Corp., 3.020%, 11/18/2036	44,533	0.0
71,000	XLIT Ltd., 4.450%, 03/31/2025	77,036	0.0
22,000	XLIT Ltd., 5.500%, 03/31/2045	30,209	0.0
		9,766,667	2.5
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: 0.3%
14,000	Avnet, Inc., 3.000%, 05/15/2031	$13,843	0.0
27,000	Berry Global, Inc., 0.950%, 02/15/2024	26,790	0.0
40,000	Berry Global, Inc., 1.650%, 01/15/2027	39,139	0.0
22,000	Boeing Co/The, 3.250%, 02/01/2028	22,943	0.0
50,000	Boeing Co/The, 3.250%, 02/01/2035	50,465	0.0
11,000 (3)	Boeing Co/The, 3.625%, 02/01/2031	11,744	0.0
9,000	Boeing Co/The, 3.850%, 11/01/2048	9,396	0.0
35,000	Boeing Co/The, 4.875%, 05/01/2025	38,322	0.0
45,000	Boeing Co/The, 5.150%, 05/01/2030	52,472	0.0
27,000	Boeing Co/The, 5.805%, 05/01/2050	36,631	0.0
45,000	Burlington Northern Santa Fe LLC, 3.900%, 08/01/2046	52,344	0.0
15,000	Canadian Pacific Railway Co., 2.450%, 12/02/2031	15,311	0.0
30,000	Canadian Pacific Railway Co., 3.100%, 12/02/2051	30,909	0.0
70,000	Canadian Pacific Railway Co., 3.000%, 12/02/2041	71,716	0.1
40,000	Emerson Electric Co., 2.200%, 12/21/2031	39,856	0.0
51,000	FedEx Corp., 3.900%, 02/01/2035	57,010	0.0
18,000	GE Capital Funding LLC, 4.400%, 05/15/2030	19,536	0.0
42,000	Norfolk Southern Corp., 3.650%, 08/01/2025	44,960	0.0
13,000	Norfolk Southern Corp., 4.100%, 05/15/2121	14,795	0.0
7,000	Northrop Grumman Corp., 2.930%, 01/15/2025	7,297	0.0
24,000 (2)	Penske Truck Leasing Co. Lp / PTL Finance Corp., 1.200%, 11/15/2025	23,406	0.0
40,000 (2)	Penske Truck Leasing Co. Lp / PTL Finance Corp., 1.700%, 06/15/2026	39,580	0.0
56,000	Raytheon Technologies Corp., 3.200%, 03/15/2024	58,307	0.1
2,000	Raytheon Technologies Corp., 3.650%, 08/16/2023	2,080	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
34,000	Raytheon Technologies Corp., 4.450%, 11/16/2038	$41,061	0.0
51,000	Raytheon Technologies Corp., 4.500%, 06/01/2042	63,189	0.1
22,000	Republic Services, Inc., 1.450%, 02/15/2031	20,485	0.0
20,000	Republic Services, Inc., 1.750%, 02/15/2032	18,871	0.0
30,000 (2)	Sealed Air Corp., 1.573%, 10/15/2026	29,105	0.0
15,000 (2)	TD SYNNEX Corp., 1.750%, 08/09/2026	14,634	0.0
47,000	Teledyne Technologies, Inc., 1.600%, 04/01/2026	46,586	0.0
15,000	Union Pacific Corp., 3.550%, 05/20/2061	16,608	0.0
		1,029,391	0.3
	Technology: 0.4%
17,000	Analog Devices, Inc., 2.800%, 10/01/2041	17,228	0.0
65,000	Apple, Inc., 2.650%, 02/08/2051	64,075	0.0
20,000	Apple, Inc., 2.700%, 08/05/2051	19,823	0.0
110,000	Apple, Inc., 2.800%, 02/08/2061	109,500	0.1
25,000	Apple, Inc., 2.850%, 08/05/2061	25,125	0.0
70,000	Apple, Inc., 3.750%, 09/12/2047	82,045	0.0
15,000	Apple, Inc., 4.500%, 02/23/2036	18,849	0.0
20,000	Autodesk, Inc., 2.400%, 12/15/2031	19,964	0.0
20,000 (3)	Citrix Systems, Inc., 1.250%, 03/01/2026	19,497	0.0
25,000	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	28,925	0.0
20,000	DXC Technology Co., 1.800%, 09/15/2026	19,784	0.0
20,000	DXC Technology Co., 2.375%, 09/15/2028	19,567	0.0
20,000	Fiserv, Inc., 2.750%, 07/01/2024	20,698	0.0
85,000	Fiserv, Inc., 3.500%, 07/01/2029	91,502	0.0
30,000 (2)	HP, Inc., 2.650%, 06/17/2031	29,608	0.0
45,000	HP, Inc., 4.050%, 09/15/2022	45,963	0.0
15,000 (2)	Infor, Inc., 1.450%, 07/15/2023	15,056	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology (continued)
15,000	Intel Corp., 3.100%, 02/15/2060	$15,038	0.0
42,000	Intel Corp., 3.200%, 08/12/2061	43,139	0.0
30,000	Intel Corp., 3.250%, 11/15/2049	31,746	0.0
75,000	Intel Corp., 4.600%, 03/25/2040	93,635	0.0
100,000	International Business Machines Corp., 3.300%, 05/15/2026	107,012	0.1
21,000 (2)	Kyndryl Holdings, Inc., 2.050%, 10/15/2026	20,459	0.0
54,000 (2)	Kyndryl Holdings, Inc., 2.700%, 10/15/2028	52,303	0.0
25,000 (2)	Kyndryl Holdings, Inc., 3.150%, 10/15/2031	24,276	0.0
37,000	Microchip Technology, Inc., 2.670%, 09/01/2023	37,802	0.0
93,000	Microsoft Corp., 2.921%, 03/17/2052	98,996	0.1
17,000	NetApp, Inc., 1.875%, 06/22/2025	17,142	0.0
62,000	NVIDIA Corp., 1.550%, 06/15/2028	61,554	0.0
20,000 (2)	NXP BV / NXP Funding LLC / NXP USA, Inc., 3.250%, 11/30/2051	20,037	0.0
20,000 (2)	NXP BV / NXP Funding LLC / NXP USA, Inc., 3.400%, 05/01/2030	21,338	0.0
31,000 (2)	NXP BV / NXP Funding LLC, 5.350%, 03/01/2026	35,060	0.0
6,000	Oracle Corp., 3.850%, 07/15/2036	6,350	0.0
42,000	Oracle Corp., 3.950%, 03/25/2051	43,675	0.0
24,000	Oracle Corp., 3.650%, 03/25/2041	24,300	0.0
17,000	Roper Technologies, Inc., 1.400%, 09/15/2027	16,510	0.0
31,000	salesforce.com, Inc., 2.700%, 07/15/2041	31,021	0.0
12,000	salesforce.com, Inc., 2.900%, 07/15/2051	12,243	0.0
180,000	VMware, Inc., 1.400%, 08/15/2026	177,088	0.1
20,000	VMware, Inc., 1.800%, 08/15/2028	19,479	0.0
		1,657,412	0.4

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: 1.0%
52,000	AEP Texas, Inc., 3.450%, 01/15/2050	$53,137	0.0
32,000 (2)	AEP Texas, Inc., 3.850%, 10/01/2025	34,186	0.0
25,000	AEP Transmission Co. LLC, 2.750%, 08/15/2051	23,845	0.0
21,000	AES Corp./The, 1.375%, 01/15/2026	20,408	0.0
16,000 (2)	AES Corp./The, 3.950%, 07/15/2030	17,077	0.0
20,000	Alabama Power Co., 3.450%, 10/01/2049	21,247	0.0
74,000 (2)	Alliant Energy Finance LLC, 3.750%, 06/15/2023	76,676	0.1
30,000 (4)	American Electric Power Co., Inc., 3.875%, 02/15/2062	30,473	0.0
35,000 (2)	American Transmission Systems, Inc., 2.650%, 01/15/2032	35,364	0.0
28,000 (2)	American Transmission Systems, Inc., 5.000%, 09/01/2044	36,016	0.0
23,000	Appalachian Power Co., 2.700%, 04/01/2031	23,600	0.0
14,000	Appalachian Power Co., 3.700%, 05/01/2050	15,108	0.0
23,000	Atmos Energy Corp., 2.850%, 02/15/2052	22,409	0.0
55,000	Avangrid, Inc., 3.200%, 04/15/2025	57,844	0.0
30,000	Baltimore Gas and Electric Co., 2.250%, 06/15/2031	30,056	0.0
20,000	Baltimore Gas and Electric Co., 3.200%, 09/15/2049	20,941	0.0
26,000	Berkshire Hathaway Energy Co., 1.650%, 05/15/2031	24,725	0.0
25,000	Black Hills Corp., 2.500%, 06/15/2030	24,753	0.0
15,000	Black Hills Corp., 3.050%, 10/15/2029	15,613	0.0
40,000	Black Hills Corp., 4.250%, 11/30/2023	42,024	0.0
8,000	Black Hills Corp., 4.350%, 05/01/2033	9,125	0.0
25,000	CenterPoint Energy Houston Electric LLC, 3.550%, 08/01/2042	27,881	0.0
39,000 (2)	Cleveland Electric Illuminating Co/The, 3.500%, 04/01/2028	41,596	0.0
26,000 (4)	CMS Energy Corp., 3.750%, 12/01/2050	25,610	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
68,000 (4)	CMS Energy Corp., 4.750%, 06/01/2050	$74,120	0.0
13,000	Commonwealth Edison Co., 3.750%, 08/15/2047	14,695	0.0
34,000	Consolidated Edison Co. of New York, Inc., 4.000%, 11/15/2057	38,648	0.0
13,000	Consolidated Edison Co. of New York, Inc., 5.300%, 03/01/2035	16,222	0.0
25,000	Dominion Energy South Carolina, Inc., 2.300%, 12/01/2031	25,234	0.0
70,000 (4)	Dominion Energy, Inc., 4.350%, 12/31/2199	72,450	0.0
35,000 (4)	Dominion Energy, Inc., 4.650%, 12/31/2199	36,575	0.0
13,000	DTE Electric Co., 2.950%, 03/01/2050	13,134	0.0
12,000	Duke Energy Carolinas LLC, 2.550%, 04/15/2031	12,331	0.0
3,000	Duke Energy Carolinas LLC, 3.875%, 03/15/2046	3,391	0.0
25,000	Duke Energy Carolinas LLC, 4.000%, 09/30/2042	28,760	0.0
15,000 (4)	Duke Energy Corp., 4.875%, 12/31/2199	15,600	0.0
45,000	Duke Energy Florida LLC, 2.400%, 12/15/2031	45,597	0.0
195,000	Duke Energy Indiana LLC, 2.750%, 04/01/2050	190,263	0.1
13,000	Duke Energy Ohio, Inc., 2.125%, 06/01/2030	12,809	0.0
109,000	Duke Energy Progress LLC, 3.700%, 10/15/2046	122,017	0.1
2,000	Duke Energy Progress LLC, 4.200%, 08/15/2045	2,386	0.0
25,000	Duke Energy Indiana LLC, 3.250%, 10/01/2049	25,964	0.0
55,000	Duke Energy Progress LLC, 4.100%, 05/15/2042	64,356	0.0
17,000 (2)	Duquesne Light Holdings, Inc., 2.532%, 10/01/2030	16,657	0.0
24,000	Entergy Arkansas LLC, 2.650%, 06/15/2051	22,368	0.0
32,000	Entergy Corp., 2.400%, 06/15/2031	31,551	0.0
13,000	Entergy Corp., 2.800%, 06/15/2030	13,245	0.0
9,000	Entergy Louisiana LLC, 4.200%, 04/01/2050	10,736	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
33,000	Entergy Texas, Inc., 4.000%, 03/30/2029	$36,213	0.0
18,000	Evergy Metro, Inc., 2.250%, 06/01/2030	17,917	0.0
25,000	Eversource Energy, 1.400%, 08/15/2026	24,529	0.0
23,000	Eversource Energy, 3.450%, 01/15/2050	24,273	0.0
5,000	Exelon Corp., 4.050%, 04/15/2030	5,561	0.0
10,000	Exelon Corp., 4.700%, 04/15/2050	12,587	0.0
57,000	FirstEnergy Corp., 3.350%, 07/15/2022	57,248	0.0
30,000	Florida Power & Light Co., 2.875%, 12/04/2051	30,502	0.0
25,000	Georgia Power Co., 2.200%, 09/15/2024	25,599	0.0
33,000	Georgia Power Co., 5.750%, 04/15/2023	34,989	0.0
44,000	Indiana Michigan Power Co., 3.250%, 05/01/2051	45,342	0.0
20,000	Interstate Power and Light Co., 2.300%, 06/01/2030	19,930	0.0
20,000	Interstate Power and Light Co., 3.100%, 11/30/2051	19,927	0.0
80,000	Interstate Power and Light Co., 3.250%, 12/01/2024	84,048	0.1
12,000	IPALCO Enterprises, Inc., 4.250%, 05/01/2030	13,198	0.0
14,000 (2)	Jersey Central Power & Light Co., 2.750%, 03/01/2032	14,204	0.0
50,000 (2)	Jersey Central Power & Light Co., 4.300%, 01/15/2026	54,271	0.0
50,000 (2)	Jersey Central Power & Light Co., 4.700%, 04/01/2024	53,194	0.0
25,000	Kentucky Utilities Co., 3.300%, 06/01/2050	26,280	0.0
12,000 (2)	Metropolitan Edison Co., 4.000%, 04/15/2025	12,722	0.0
30,000	Mississippi Power Co., 4.250%, 03/15/2042	34,506	0.0
20,000 (2)	Monongahela Power Co., 3.550%, 05/15/2027	21,406	0.0
15,000 (2)	Narragansett Electric Co/The, 3.395%, 04/09/2030	15,997	0.0
44,000	National Rural Utilities Cooperative Finance Corp., 2.400%, 03/15/2030	44,412	0.0
43,000 (4)	National Rural Utilities Cooperative Finance Corp., 4.750%, 04/30/2043	43,991	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
75,000	NextEra Energy Capital Holdings, Inc., 1.875%, 01/15/2027	$75,491	0.1
23,000	NextEra Energy Capital Holdings, Inc., 1.900%, 06/15/2028	22,775	0.0
25,000	NextEra Energy Capital Holdings, Inc., 2.440%, 01/15/2032	25,078	0.0
45,000 (4)	NextEra Energy Capital Holdings, Inc., 3.800%, 03/15/2082	45,808	0.0
29,000	NiSource, Inc., 3.600%, 05/01/2030	31,291	0.0
20,000	NiSource, Inc., 5.950%, 06/15/2041	27,515	0.0
18,000	NSTAR Electric Co., 1.950%, 08/15/2031	17,552	0.0
20,000	Oglethorpe Power Corp., 3.750%, 08/01/2050	21,454	0.0
59,000	ONE Gas, Inc., 1.100%, 03/11/2024	58,707	0.0
13,000	Pacific Gas and Electric Co., 4.250%, 03/15/2046	13,010	0.0
28,000	Pacific Gas and Electric Co., 4.300%, 03/15/2045	28,375	0.0
17,000	Pacific Gas and Electric Co., 4.450%, 04/15/2042	17,316	0.0
10,000	PECO Energy Co., 4.150%, 10/01/2044	11,929	0.0
200,000	Perusahaan Listrik Negara PT, 4.125%, 05/15/2027	213,658	0.1
15,000	Piedmont Natural Gas Co., Inc., 3.350%, 06/01/2050	15,446	0.0
75,000	PPL Electric Utilities Corp., 4.125%, 06/15/2044	88,088	0.1
17,000	Public Service Enterprise Group, Inc., 1.600%, 08/15/2030	15,778	0.0
100,000	Public Service Enterprise Group, Inc., 2.450%, 11/15/2031	98,928	0.1
50,000	Sempra Energy, 3.800%, 02/01/2038	54,964	0.0
75,000 (4)	Sempra Energy, 4.125%, 04/01/2052	75,995	0.1
24,000 (4)	Sempra Energy, 4.875%, 12/31/2199	25,759	0.0
68,000	Sierra Pacific Power Co., 2.600%, 05/01/2026	70,774	0.0
75,000	South Jersey Industries, Inc., 5.020%, 04/15/2031	81,399	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
6,000	Southern California Edison Co., 4.050%, 03/15/2042	$6,528	0.0
40,000	Southern Co. Gas Capital Corp., 5.875%, 03/15/2041	54,551	0.0
60,000 (4)	Southern Co/The, 3.750%, 09/15/2051	60,150	0.0
35,000 (4)	Southern Co/The, 4.000%, 01/15/2051	35,875	0.0
36,000	Southwestern Electric Power Co., 1.650%, 03/15/2026	35,740	0.0
14,000	Tampa Electric Co., 4.350%, 05/15/2044	16,809	0.0
25,000	Tucson Electric Power Co., 1.500%, 08/01/2030	23,384	0.0
17,000	Union Electric Co., 3.900%, 09/15/2042	19,268	0.0
28,000	Virginia Electric and Power Co., 3.450%, 09/01/2022	28,346	0.0
36,000	Washington Gas Light Co., 3.650%, 09/15/2049	40,493	0.0
31,000	WEC Energy Group, Inc., 1.375%, 10/15/2027	29,918	0.0
26,000	WEC Energy Group, Inc., 2.200%, 12/15/2028	25,984	0.0
23,000	Wisconsin Electric Power Co., 1.700%, 06/15/2028	22,562	0.0
26,000	Wisconsin Public Service Corp., 3.671%, 12/01/2042	28,985	0.0
		3,977,352	1.0
	Total Corporate Bonds/Notes (Cost $27,040,564)	27,674,235	7.1
COLLATERALIZED MORTGAGE OBLIGATIONS: 2.5%
64,102	Alternative Loan Trust 2004-J7 MI, 1.112%, (US0001M + 1.020)%, 10/25/2034	63,621	0.0
43,642	Alternative Loan Trust 2005-65CB 2A4, 5.500%, 12/25/2035	39,406	0.0
91,319	Alternative Loan Trust 2005-J2 1A12, 0.502%, (US0001M + 0.400)%, 04/25/2035	76,247	0.0
15,838	Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	10,583	0.0
84,064	Alternative Loan Trust 2006-19CB A12, 0.502%, (US0001M + 0.400)%, 08/25/2036	42,304	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
24,880	Alternative Loan Trust 2007-23CB A3, 0.602%, (US0001M + 0.500)%, 09/25/2037	$11,936	0.0
109,871	Alternative Loan Trust 2007-2CB 2A1, 0.702%, (US0001M + 0.600)%, 03/25/2037	51,380	0.0
26,801 (4)	Bear Stearns ALT-A Trust 2005-7 21A1, 2.631%, 09/25/2035	24,784	0.0
46,089	Bear Stearns Mortgage Funding Trust 2006-AR5 2A1, 0.292%, (US0001M + 0.190)%, 01/25/2037	43,418	0.0
63,108 (4)	Citigroup Mortgage Loan Trust 2006-AR2 1A1, 2.773%, 03/25/2036	55,351	0.0
31,252 (4)	Citigroup Mortgage Loan Trust 2007-10 22AA, 3.153%, 09/25/2037	31,108	0.0
322,308	Fannie Mae 2011-113 CL, 4.000%, 11/25/2041	343,446	0.1
426,281	Fannie Mae 2011-99 CZ, 4.500%, 10/25/2041	469,452	0.1
58,536	Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 4.103%, (US0001M + 4.000)%, 05/25/2025	59,626	0.0
165,865	Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 3.103%, (US0001M + 3.000)%, 10/25/2029	169,876	0.1
166,805	Fannie Mae Connecticut Avenue Securities 2017-C04 2M2, 2.953%, (US0001M + 2.850)%, 11/25/2029	171,166	0.1
60,110	Fannie Mae Connecticut Avenue Securities 2017-CO6 2M2, 2.903%, (US0001M + 2.800)%, 02/25/2030	61,455	0.0
163,934	Fannie Mae Connecticut Avenue Securities 2018-C06 1M2, 2.103%, (US0001M + 2.000)%, 03/25/2031	165,352	0.1
31,840 (2)	Fannie Mae Connecticut Avenue Securities 2019-R02 1M2, 2.403%, (US0001M + 2.300)%, 08/25/2031	31,985	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
98,172 (2)	Fannie Mae Connecticut Avenue Securities Trust 2020-R01 1M2, 2.153%, (US0001M + 2.050)%, 01/25/2040	$98,635	0.0
189,768	Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/2036	208,572	0.1
170,157 (4)	Fannie Mae REMIC Trust 2009-50 HZ, 5.536%, 02/25/2049	192,355	0.1
136,012	Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/2041	152,357	0.0
114,634	Fannie Mae REMIC Trust 2011-9 AZ, 5.000%, 05/25/2040	125,356	0.0
255,141	Fannie Mae REMICS 2009-96 DB, 4.000%, 11/25/2029	272,001	0.1
64,543	Fannie Mae REMICS 2011-10 ZC, 5.000%, 02/25/2041	72,006	0.0
42,563	Fannie Mae REMICS 2011-84 Z, 5.250%, 09/25/2041	46,492	0.0
112,856	Fannie Mae REMICS 2013-16 GD, 3.000%, 03/25/2033	115,113	0.0
511,571	Fannie Mae REMICS 2018-11 BX, 4.000%, 12/25/2047	540,453	0.1
59,525	Fannie Mae REMICS 2018-8 AB, 3.500%, 10/25/2047	61,038	0.0
91,269 (2)(4)	Flagstar Mortgage Trust 2018-1 B3, 3.984%, 03/25/2048	91,567	0.0
257,741	Freddie Mac 4634 ZM, 5.000%, 11/15/2056	329,680	0.1
57,457	Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/2029	63,351	0.0
49,375	Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/2032	55,699	0.0
12,404	Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/2034	14,260	0.0
36,196	Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/2035	40,456	0.0
111,813	Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/2036	125,916	0.0
43,595	Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/2037	48,658	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
40,265 (4)	Freddie Mac REMIC Trust 3524 LA, 5.337%, 03/15/2033	$42,437	0.0
41,780	Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/2037	46,939	0.0
7,508	Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/2042	8,216	0.0
224,492	Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/2033	236,435	0.1
551,800	Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/2044	604,121	0.2
551,800	Freddie Mac REMIC Trust 435 XZ, 4.250%, 05/15/2044	611,219	0.2
201,557	Freddie Mac REMICS 4495 PA, 3.500%, 09/15/2043	207,878	0.1
1,069	Freddie Mac REMICS 4678 AB, 4.000%, 06/15/2044	1,071	0.0
250,000 (2)	Freddie Mac STACR REMIC Trust 2020-DNA6 M2, 2.050%, (SOFR30A + 2.000)%, 12/25/2050	251,556	0.1
127,978 (2)	Freddie Mac Stacr Remic Trust 2020-HQA2 M2, 3.203%, (US0001M + 3.100)%, 03/25/2050	129,601	0.0
47,905 (2)	Freddie Mac STACR REMIC Trust 2020-HQA3 M2, 3.703%, (US0001M + 3.600)%, 07/25/2050	48,115	0.0
250,000 (2)	Freddie Mac STACR REMIC Trust 2021-DNA5 M2, 1.700%, (SOFR30A + 1.650)%, 01/25/2034	251,237	0.1
600,000 (2)	Freddie Mac STACR REMIC Trust 2021-HQA4 B1, 3.800%, (SOFR30A + 3.750)%, 12/25/2041	604,714	0.2
140,921	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA3 M2, 2.453%, (US0001M + 2.350)%, 04/25/2030	143,298	0.0
76,332	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-HQA1 M2, 2.403%, (US0001M + 2.300)%, 09/25/2030	77,278	0.0
307,007	Ginnie Mae 2013-8 BE, 1.750%, 11/20/2042	308,505	0.1
35,135	Ginnie Mae Series 2009-29 PB, 4.750%, 05/20/2039	38,888	0.0
240,407	Ginnie Mae Series 2010-164 JZ, 4.000%, 12/20/2040	257,952	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
11,275	Ginnie Mae Series 2011-169 BC, 7.000%, 05/16/2032	$12,249	0.0
29,961	HomeBanc Mortgage Trust 2004-1 2A, 0.962%, (US0001M + 0.860)%, 08/25/2029	29,658	0.0
181,733 (2)(4)	JP Morgan Mortgage Trust 2019-LTV3 A5, 3.500%, 03/25/2050	182,825	0.1
200,613 (2)(4)	JP Morgan Mortgage Trust 2020-5 A15, 3.000%, 12/25/2050	201,874	0.1
100,000 (2)	Mello Warehouse Securitization Trust 2021-1 C, 1.189%, (US0001M + 1.100)%, 02/25/2055	99,694	0.0
46,259	Morgan Stanley Mortgage Loan Trust 2007-13 6A1, 6.000%, 10/25/2037	35,899	0.0
300,000 (2)	Mortgage Insurance-Linked Notes 2021-3 M1B, 2.950%, (SOFR30A + 2.900)%, 02/25/2034	298,050	0.1
9,913	Prime Mortgage Trust 2007-1 A4, 5.500%, 03/25/2037	9,434	0.0
17,750 (4)	WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 2.453%, 10/25/2036	17,374	0.0
46,727	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 A1C3, 1.122%, (US0001M + 0.510)%, 08/25/2045	46,912	0.0
24,071	WaMu Mortgage Pass-Through Certificates Series 2005-AR13 A1C3, 1.082%, (US0001M + 0.490)%, 10/25/2045	23,981	0.0
23,026 (4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 2.847%, 08/25/2046	23,025	0.0
113,690 (4)	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 2.991%, 12/25/2036	114,159	0.0
62,939 (4)	WaMu Mortgage Pass-Through Certificates Series 2007-HY7 2A2, 2.930%, 07/25/2037	63,492	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
140,610	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 1.042%, (12MTA + 0.960)%, 08/25/2046	$92,330	0.0
13,774	Wells Fargo Alternative Loan 2007-PA2 2A1, 0.533%, (US0001M + 0.430)%, 06/25/2037	11,081	0.0
11,476 (4)	Wells Fargo Mortgage Backed Securities 2006-AR4 2A4, 2.793%, 04/25/2036	11,245	0.0
18,136 (4)	Wells Fargo Mortgage Backed Securities 2007-AR7 A1, 2.741%, 12/28/2037	18,118	0.0
	Total Collateralized Mortgage Obligations (Cost $9,620,459)	9,737,321	2.5
U.S. TREASURY OBLIGATIONS: 4.4%
	U.S. Treasury Bonds: 1.7%
1,000	1.250%, 05/15/2050	850	0.0
2,818,700 (3)	1.375%, 11/15/2031	2,783,907	0.7
22,000	1.375%, 11/15/2040	20,056	0.0
2,200	1.625%, 11/15/2050	2,050	0.0
1,211,000	2.000%, 08/15/2051	1,234,841	0.3
2,453,000	2.000%, 11/15/2041	2,481,746	0.7
		6,523,450	1.7
	U.S. Treasury Notes: 2.7%
565,000	0.125%, 05/31/2023	561,579	0.1
1,000	0.125%, 10/15/2023	990	0.0
456,000	0.250%, 06/15/2024	449,338	0.1
260,500 (3)	0.500%, 11/30/2023	259,523	0.1
2,327,300	0.750%, 12/31/2023	2,327,937	0.6
2,107,000	1.000%, 12/15/2024	2,109,552	0.5
20,500	1.125%, 02/15/2031	19,900	0.0
137,800	1.250%, 11/30/2026	137,736	0.0
1,349,000	1.250%, 12/31/2026	1,347,735	0.4
219,300	1.250%, 09/30/2028	216,799	0.1
2,409,200	1.375%, 12/31/2028	2,399,036	0.6
693,400	1.500%, 11/30/2028	696,325	0.2
		10,526,450	2.7
	Total U.S. Treasury Obligations (Cost $17,074,884)	17,049,900	4.4

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: 2.1%
	Federal Home Loan Mortgage Corporation: 0.2%(5)
9,121	2.500%, 05/01/2030	$9,502	0.0
5,797	2.500%, 05/01/2030	6,042	0.0
11,446	2.500%, 06/01/2030	11,920	0.0
20,806	3.000%, 03/01/2045	21,994	0.0
14,899	3.000%, 03/01/2045	15,718	0.0
21,770	3.000%, 04/01/2045	22,969	0.0
30,099	3.500%, 03/01/2045	32,337	0.0
93,780	4.000%, 12/01/2041	102,737	0.1
30,296	4.000%, 12/01/2042	33,305	0.0
4,528	4.000%, 09/01/2045	4,907	0.0
4,782	4.000%, 09/01/2045	5,228	0.0
7,638	4.000%, 09/01/2045	8,290	0.0
5,044	4.000%, 09/01/2045	5,494	0.0
76,166	4.500%, 08/01/2041	84,356	0.0
249,080	4.500%, 09/01/2041	275,662	0.1
2,482	5.500%, 07/01/2037	2,823	0.0
2,014	6.500%, 12/01/2031	2,293	0.0
		645,577	0.2
	Federal National Mortgage Association: 0.1%(5)
489,900	4.500%,09/01/2047	555,367	0.1

	Government National Mortgage Association: 0.6%
1,321,000 (6)	2.500%, 01/15/2052	1,352,888	0.4
600,000 (6)	3.000%, 01/15/2052	620,838	0.2
24,316	4.000%, 11/20/2040	26,352	0.0
52,565	4.000%, 03/20/2046	56,615	0.0
44,672	4.500%, 08/20/2041	49,495	0.0
94,443	4.500%, 09/15/2047	105,112	0.0
		2,211,300	0.6
	Uniform Mortgage-Backed Securities: 1.2%
2,010,000 (6)	2.000%, 02/15/2052	1,999,489	0.5
630,000 (6)	2.500%, 02/15/2052	641,200	0.2
14,548	2.500%, 05/01/2030	15,141	0.0
28,044	2.500%, 06/01/2030	29,136	0.0
19,974	2.500%, 06/01/2030	20,752	0.0
11,332	2.500%, 07/01/2030	11,774	0.0
36,307	3.000%, 09/01/2043	38,305	0.0
175,033	3.000%, 04/01/2045	184,940	0.1
118,447	3.000%, 07/01/2046	125,527	0.0
653,271	3.000%, 04/01/2050	679,180	0.2
39,685	3.500%, 10/01/2042	42,872	0.0
360,834	3.500%, 08/01/2046	388,600	0.1
99,127	4.000%, 07/01/2042	108,932	0.0
10,111	4.000%, 07/01/2042	11,003	0.0
143,906	4.000%, 01/01/2045	159,954	0.1
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
22,351	4.000%, 06/01/2045	$24,455	0.0
18,896	4.500%, 11/01/2040	20,826	0.0
34,662	4.500%, 10/01/2041	38,016	0.0
17,606	5.000%, 06/01/2033	19,897	0.0
4,194	5.000%, 02/01/2036	4,745	0.0
1,784	5.000%, 07/01/2036	2,013	0.0
43,662	5.000%, 07/01/2037	48,410	0.0
43,208	5.000%, 11/01/2040	48,349	0.0
19,792	5.000%, 05/01/2041	22,442	0.0
28,108	5.000%, 06/01/2041	31,649	0.0
61,347	5.000%, 06/01/2041	69,322	0.0
67,764	5.500%, 12/01/2036	76,597	0.0
236	7.000%, 10/01/2029	265	0.0
1,207	7.000%, 01/01/2032	1,322	0.0
383	7.000%, 05/01/2032	387	0.0
		4,865,500	1.2
	Total U.S. Government Agency Obligations (Cost $8,169,966)	8,277,744	2.1
COMMERCIAL MORTGAGE-BACKED SECURITIES: 1.6%
100,000 (2)(4)	BAMLL Commercial Mortgage Securities Trust 2015-200P F, 3.596%, 04/14/2033	99,897	0.0
3,000,000 (4)(7)	BANK 2017-BNK8 XB, 0.174%, 11/15/2050	29,823	0.0
968,471 (4)(7)	BANK 2019-BNK16 XA, 0.946%, 02/15/2052	53,535	0.0
3,783,703 (4)(7)	BANK 2019-BNK21 XA, 0.869%, 10/17/2052	209,186	0.1
2,180,000 (2)(4)(7)	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/2033	46,027	0.0
989,398 (4)(7)	Benchmark 2019-B9 XA Mortgage Trust, 1.039%, 03/15/2052	61,748	0.0
343,000 (2)	BX Commercial Mortgage Trust 2021-IRON E, 2.460%, (US0001M + 2.350)%, 02/15/2038	344,424	0.1
60,000 (4)	CCUBS Commercial Mortgage Trust 2017-C1 C, 4.391%, 11/15/2050	63,790	0.0
798,013 (4)(7)	CD 2017-CD4 Mortgage Trust XA, 1.274%, 05/10/2050	37,815	0.0
883,010 (4)(7)	Citigroup Commercial Mortgage Trust 2016-P4 XA, 1.900%, 07/10/2049	61,497	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,259,513 (4)(7)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.082%, 10/12/2050	$54,670	0.0
970,630 (4)(7)	Citigroup Commercial Mortgage Trust 2017-P8 XA, 0.890%, 09/15/2050	40,879	0.0
1,293,916 (4)(7)	Citigroup Commercial Mortgage Trust 2018-C5 XA, 0.536%, 06/10/2051	46,267	0.0
1,114,819 (4)(7)	Citigroup Commercial Mortgage Trust 2019-GC41 XA, 1.056%, 08/10/2056	69,410	0.0
60,000	Citigroup Commercial Mortgage Trust 2019-GC43 A4, 3.038%, 11/10/2052	63,699	0.0
738,062 (4)(7)	COMM 2012-CR4 XA, 1.686%, 10/15/2045	6,179	0.0
2,380,000 (2)(4)(7)	COMM 2012-CR4 XB, 0.614%, 10/15/2045	11,385	0.0
177,000 (4)	Comm 2013-CCRE13 C Mortgage Trust, 4.881%, 11/10/2046	184,294	0.1
20,000 (4)	COMM 2016-COR1 C, 4.333%, 10/10/2049	21,037	0.0
1,450,455 (4)(7)	COMM 2016-CR28 XA, 0.712%, 02/10/2049	32,308	0.0
740,419 (4)(7)	COMM 2017-COR2 XA, 1.151%, 09/10/2050	40,266	0.0
170,000 (4)	CSAIL 2018-CX11 A5 Commercial Mortgage Trust, 4.033%, 04/15/2051	187,307	0.1
130,000 (2)(4)	DBWF 2015-LCM D Mortgage Trust, 3.421%, 06/10/2034	118,001	0.1
110,000 (2)(4)	DBJPM 16-C3 Mortgage Trust, 3.484%, 08/10/2049	93,103	0.0
655,692	Freddie Mac Multifamily 2021-ML08-X-US Certificates Sustainability Bonds, 1.846%, 07/25/2037	119,923	0.1
1,647,564 (4)(7)	Freddie Mac Multifamily Structured Pass Through Certificates K122 X1, 0.883%, 11/25/2030	110,182	0.1
799,019 (4)(7)	Freddie Mac Multifamily Structured Pass Through Certificates K-1517 X1, 1.331%, 07/25/2035	113,020	0.1
1,292,391 (4)(7)	Freddie Mac Multifamily Structured Pass Through Certificates K-1518 X1, 0.871%, 10/25/2035	116,142	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
848,000 (7)	Freddie Mac Multifamily Structured Pass Through Certificates KL06 XFX, 1.364%, 12/25/2029	$73,301	0.0
175,000 (2)	MF1 Multifamily Housing Mortgage Loan Trust 2021-FL5 D, 2.665%, (SOFR30A + 2.500)%, 07/15/2036	174,031	0.1
900,000 (2)	Great Wolf Trust 2019-WOLF E, 2.842%, (US0001M + 2.732)%, 12/15/2036	875,171	0.2
100,000 (2)	GS Mortgage Securities Corp. II 2018-RIVR F, 2.210%, (US0001M + 2.100)%, 07/15/2035	92,712	0.0
984,434 (4)(7)	GS Mortgage Securities Trust 2014-GC22 XA, 0.946%, 06/10/2047	16,175	0.0
1,387,774 (4)(7)	GS Mortgage Securities Trust 2016-GS4 XA, 0.579%, 11/10/2049	30,128	0.0
838,087 (4)(7)	GS Mortgage Securities Trust 2017-GS6 XA, 1.019%, 05/10/2050	41,193	0.0
50,000	GS Mortgage Securities Trust 2019-GC38 A4, 3.968%, 02/10/2052	55,933	0.0
1,219,475 (4)(7)	GS Mortgage Securities Trust 2019-GC38 XA, 0.956%, 02/10/2052	70,409	0.0
2,056,283 (4)(7)	GS Mortgage Securities Trust 2019-GC42 XA, 0.808%, 09/01/2052	106,166	0.1
90,000	GS Mortgage Securities Trust 2019-GSA1 A4, 3.048%, 11/10/2052	95,505	0.0
1,299,837 (4)(7)	GS Mortgage Securities Trust 2020-GC47 XA, 1.131%, 05/12/2053	103,821	0.0
403,173 (4)(7)	JPMBB Commercial Mortgage Securities Trust 2014-C19 XA, 0.656%, 04/15/2047	4,407	0.0
100,000 (2)(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 G, 3.873%, 07/15/2046	96,152	0.0
40,000 (2)(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 E, 3.986%, 01/15/2046	39,319	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
99,979 (2)	JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20 A4A2, 3.538%, 07/15/2047	$101,738	0.0
1,142,895 (4)(7)	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP4 XA, 0.593%, 12/15/2049	27,120	0.0
100,000 (2)(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2020-LOOP E, 3.862%, 12/05/2038	94,357	0.0
100,000 (2)(4)	JPMBB Commercial Mortgage Securities Trust 2013-C17 F, 3.867%, 01/15/2047	81,791	0.0
72,472 (2)(4)(7)	LB-UBS Commercial Mortgage Trust 2006-C7 XW, 0.442%, 11/15/2038	235	0.0
1,517,396 (4)(7)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XA, 0.965%, 12/15/2047	34,755	0.0
62,000	Morgan Stanley Capital I Trust 2019-H6 A4, 3.417%, 06/15/2052	67,207	0.0
3,346,961 (4)(7)	Morgan Stanley Capital I Trust 2019-L3 XA, 0.641%, 11/15/2052	150,102	0.1
1,008,979 (4)(7)	Morgan Stanley Capital I Trust 2021-L5 XA, 1.300%, 05/15/2054	93,563	0.0
75,000	Morgan Stanley Capital I, Inc. 2017-HR2 D, 2.730%, 12/15/2050	68,034	0.0
60,000	UBS Commercial Mortgage Trust 2019-C17 A4, 2.921%, 10/15/2052	62,970	0.0
40,000 (2)(4)	UBS-Barclays Commercial Mortgage Trust 2012-C4 D, 4.461%, 12/10/2045	36,176	0.0
60,000 (2)(4)	UBS-Barclays Commercial Mortgage Trust 2012-C4 E, 4.461%, 12/10/2045	42,050	0.0
2,089,632 (4)(7)	UBS Commercial Mortgage Trust 2018-C9 XA, 0.874%, 03/15/2051	95,244	0.0
400,000 (2)	Wells Fargo Commercial Mortgage Trust 2018-C45 D, 3.000%, 06/15/2051	342,449	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,046,423 (4)(7)	Wells Fargo Commercial Mortgage Trust 2019-C52 XA, 1.593%, 08/15/2052	$98,229	0.0
1,133,699 (2)(4)(7)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.763%, 08/15/2045	3,854	0.0
500,000 (2)(4)	WFRBS Commercial Mortgage Trust 2014-C23 D, 4.003%, 10/15/2057	493,506	0.1
	Total Commercial Mortgage-Backed Securities (Cost $6,234,390)	6,203,617	1.6
ASSET-BACKED SECURITIES: 3.8%
	Automobile Asset-Backed Securities: 0.2%
100,000	Americredit Automobile Receivables Trust 2018-2 D, 4.010%, 07/18/2024	102,823	0.0
100,000	Americredit Automobile Receivables Trust 2019-1 D, 3.620%, 03/18/2025	103,060	0.1
100,000	Carmax Auto Owner Trust 2018-4 D, 4.150%, 04/15/2025	102,697	0.0
150,000	Drive Auto Receivables Trust 2021-2 C, 0.870%, 10/15/2027	148,529	0.1
100,000 (2)	GLS Auto Receivables Issuer Trust 2021-4 C, 1.940%, 10/15/2027	100,067	0.0
53,579	Santander Drive Auto Receivables Trust 2019-3 C, 2.490%, 10/15/2025	53,816	0.0
100,000	Santander Drive Auto Receivables Trust 2019-3 D, 2.680%, 10/15/2025	101,345	0.0
100,000	Santander Drive Auto Receivables Trust 2020-1 B, 3.030%, 11/15/2024	100,682	0.0
100,000	Santander Drive Auto Receivables Trust 2021-3 D, 1.330%, 09/15/2027	98,791	0.0
		911,810	0.2
	Home Equity Asset-Backed Securities: 0.0%
94,834 (4)	Renaissance Home Equity Loan Trust 2005-3 AF4, 5.140%, 11/25/2035	100,195	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: 3.4%
250,000 (2)	AMMC CLO 16 Ltd. 2015-16A CR2, 2.077%, (US0003M + 1.950)%, 04/14/2029	$247,908	0.1
57,490 (2)	Aqua Finance Trust 2020-AA A, 1.900%, 07/17/2046	57,563	0.0
400,000 (2)	ARES XLIV CLO Ltd. 2017-44A A2R, 1.424%, (US0003M + 1.300)%, 04/15/2034	400,154	0.1
300,000 (2)	ARES XLVI CLO Ltd. 2017-46A A2, 1.354%, (US0003M + 1.230)%, 01/15/2030	298,758	0.1
98,333 (2)	Beacon Container Finance II LLC 2021-1A A, 2.250%, 10/22/2046	98,143	0.0
250,000 (2)	Benefit Street Partners CLO IV Ltd. 2014-IVA BRRR, 2.282%, (US0003M + 2.150)%, 01/20/2032	248,981	0.1
250,000 (2)	Benefit Street Partners CLO VIII Ltd. 2015-8A A1BR, 1.332%, (US0003M + 1.200)%, 01/20/2031	249,068	0.1
250,000 (2)	BlueMountain CLO Ltd. 2021-28A C, 2.124%, (US0003M + 2.000)%, 04/15/2034	248,138	0.1
100,000 (2)	Bojangles Issuer LLC 2020-3A A2, 3.832%, 10/20/2050	102,678	0.0
250,000 (2)	Carlyle US Clo 2017-2A CR Ltd., 1.534%, (US0003M + 1.400)%, 07/20/2031	250,002	0.1
300,000 (2)	Cedar Funding IV CLO Ltd.2014-4A ARR, 1.284%, (US0003M + 1.160)%, 07/23/2034	299,827	0.1
250,000 (2)	Cedar Funding VIII Clo Ltd. 2017-8A A1R, 1.272%, (US0003M + 1.150)%, 10/17/2034	249,854	0.1
16,450	Chase Funding Trust Series 2003-5 2A2, 0.702%, (US0001M + 0.600)%, 07/25/2033	15,883	0.0
250,000 (2)	CIFC Funding 2021-IA A1 Ltd., 1.234%, (US0003M + 1.110)%, 04/25/2033	249,909	0.1
250,000 (2)	Clear Creek CLO 2015-1A CR, 2.082%, (US0003M + 1.950)%, 10/20/2030	249,338	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
86,525 (2)	CLI Funding VI LLC 2020-1A A, 2.080%, 09/18/2045	$86,227	0.0
250,000 (2)	Deer Creek Clo Ltd. 2017-1A A, 1.312%, (US0003M + 1.180)%, 10/20/2030	250,049	0.1
97,000 (2)	Domino’s Pizza Master Issuer LLC 2018-1A A211, 4.328%, 07/25/2048	102,433	0.0
196,500 (2)	Domino’s Pizza Master Issuer LLC 2019-1A A2, 3.668%, 10/25/2049	207,563	0.0
99,500 (2)	Domino’s Pizza Master Issuer LLC 2021-1A A2II, 3.151%, 04/25/2051	102,067	0.0
97,250 (2)	Driven Brands Funding LLC 2019-1A A2, 4.641%, 04/20/2049	102,995	0.0
250,000 (2)	Dryden Senior Loan Fund 2021-92A A, 1.282%, (US0003M + 1.150)%, 11/20/2034	250,043	0.1
250,000 (2)	Eaton Vance Clo 2015-1A A2R Ltd., 1.382%, (US0003M + 1.250)%, 01/20/2030	250,001	0.1
250,000 (2)	Elmwood CLO IX Ltd. 2021-2A A, 1.269%, (US0003M + 1.130)%, 07/20/2034	249,858	0.1
99,250 (2)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/2047	102,965	0.0
58,003 (2)	FREED ABS Trust 2021-2 A, 0.680%, 06/19/2028	57,961	0.0
17,437 (2)	HERO Funding Trust 2015-2A A, 3.990%, 09/20/2040	18,115	0.0
243,381 (2)	J.G. Wentworth XXXIX LLC 2017-2A A, 3.530%, 09/15/2072	266,558	0.1
250,000 (2)	Jay Park CLO Ltd. 2016-1A BR, 2.132%, (US0003M + 2.000)%, 10/20/2027	249,816	0.1
250,000 (2)	LCM XXIV Ltd. 24A AR, 1.112%, (US0003M + 0.980)%, 03/20/2030	249,830	0.1
77,458 (2)	Loanpal Solar Loan 2020-2GF A Ltd., 2.750%, 07/20/2047	79,069	0.0
79,725 (2)	Loanpal Solar Loan 2021-1 1GS A Ltd., 2.290%, 01/20/2048	79,920	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
129,105 (2)	Loanpal Solar Loan 2021-2GS A Ltd., 2.220%, 03/20/2048	$128,427	0.0
250,000 (2)	Madison Park Funding XLVIII Ltd. 2021-48A C, 2.124%, (US0003M + 2.000)%, 04/19/2033	249,412	0.1
250,000 (2)	Marlette Funding Trust 2019-2A C, 4.110%, 07/16/2029	252,340	0.1
200,000 (2)(4)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	206,409	0.0
43,973 (2)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	46,491	0.0
64,793 (2)	Mosaic Solar Loan Trust 2018-2-GS B, 4.740%, 02/22/2044	68,089	0.0
72,335 (2)	Mosaic Solar Loan Trust 2020-2A A, 1.440%, 08/20/2046	70,483	0.0
80,059 (2)	Mosaic Solar Loan Trust 2021-1A B, 2.050%, 12/20/2046	79,295	0.0
250,000 (2)	Newark BSL CLO 1 Ltd. 2016-1A A1R, 1.235%, (US0003M + 1.100)%, 12/21/2029	250,039	0.1
250,000 (2)	Newark BSL CLO 2 Ltd. 2017-1A BR, 1.874%, (US0003M + 1.750)%, 07/25/2030	249,173	0.1
250,000 (2)	Oak Hill Credit Partners 2021-8A C, 2.022%, (US0003M + 1.900)%, 01/18/2034	247,272	0.1
450,000 (2)	Oaktree CLO Ltd. 2021-1A A1, 1.284%, (US0003M + 1.160)%, 07/15/2034	449,744	0.1
250,000 (2)	Octagon Investment Partners 30 Ltd. 2017-1A BR, 2.082%, (US0003M + 1.950)%, 03/17/2030	248,822	0.1
250,000 (2)	Octagon Investment Partners 32 Ltd. 2017-1A A2R, 1.324%, (US0003M + 1.200)%, 07/15/2029	250,001	0.1
250,000 (2)	Octagon Investment Partners XVII Ltd. 2013-1A A1R2, 1.124%, (US0003M + 1.000)%, 01/25/2031	250,060	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
200,000 (2)	OHA Loan Funding 2013-1A A1R2 Ltd., 1.214%, (US0003M + 1.090)%, 07/23/2031	$200,004	0.0
250,000 (2)	Palmer Square CLO 2015-2A A1R2 Ltd., 1.232%, (US0003M + 1.100)%, 07/20/2030	249,927	0.1
250,000 (2)	Palmer Square CLO 2021-1A B Ltd., 1.832%, (US0003M + 1.700)%, 04/20/2034	243,974	0.0
400,000 (2)	Palmer Square CLO Ltd. 2021-2A A, 1.274%, (US0003M + 1.150)%, 07/15/2034	400,061	0.1
400,000 (2)	Riserva Clo Ltd. 2016-3A ARR, 1.182%, (US0003M + 1.060)%, 01/18/2034	397,690	0.1
250,000 (2)	Rockland Park CLO Ltd. 2021-1A C, 2.032%, (US0003M + 1.900)%, 04/20/2034	247,163	0.0
196,055 (2)	Sunnova Sol II Issuer LLC 2020-2A A, 2.730%, 11/01/2055	196,527	0.0
97,385 (2)	Sunnova Sol III Issuer LLC 2021-1 A, 2.580%, 04/28/2056	97,189	0.0
95,237 (2)	Sunnova Sol Issuer LLC 2020-1A A, 3.350%, 02/01/2055	98,054	0.0
97,000 (2)	Taco Bell Funding LLC 2018-1A A2II, 4.940%, 11/25/2048	105,636	0.0
100,000 (2)	Taco Bell Funding LLC 2021-1A A23, 2.542%, 08/25/2051	98,087	0.0
97,333 (2)	Textainer Marine Containers Ltd. 2021-3A A, 1.940%, 08/20/2046	95,712	0.0
250,000 (2)	THL Credit Wind River 2016-2A A1R CLO Ltd., 1.322%, (US0003M + 1.190)%, 11/01/2031	249,920	0.1
400,000 (2)	THL Credit Wind River 2019-1A AR CLO Ltd., 1.292%, (US0003M + 1.160)%, 07/20/2034	399,999	0.1
250,000 (2)	Tiaa Clo III Ltd. 2017-2A A, 1.272%, (US0003M + 1.150)%, 01/16/2031	248,607	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
93,625 (2)	Triton Container Finance VIII LLC 2021-1A A, 1.860%, 03/20/2046	$91,901	0.0
135,951 (2)	Upstart Securitization Trust 2021-4 A, 0.840%, 09/20/2031	134,668	0.0
250,000 (2)	Wellman Park CLO Ltd. 2021-1A A, 1.224%, (US0003M + 1.100)%, 07/15/2034	249,582	0.1
96,000 (2)	Wendy’s Funding LLC 2018-1A A2II, 3.884%, 03/15/2048	100,098	0.0
99,500 (2)	Wendy’s Funding LLC 2021-1A A2II, 2.775%, 06/15/2051	99,659	0.0
199,500 (2)	ZAXBY’S FUNDING LLC 2021-1A A2, 3.238%, 07/30/2051	203,549	0.0
		13,225,738	3.4
	Student Loan Asset-Backed Securities: 0.2%
33,765 (2)	Commonbond Student Loan Trust 2017-BGS A1, 2.680%, 09/25/2042	34,217	0.0
27,781 (2)	Commonbond Student Loan Trust 2018-AGS A1, 3.210%, 02/25/2044	28,536	0.0
61,158 (2)	Commonbond Student Loan Trust 2018-BGS B, 3.990%, 09/25/2045	62,384	0.0
46,204 (2)	Commonbond Student Loan Trust 2020-AGS A, 1.980%, 08/25/2050	46,183	0.0
44,676 (2)	Navient Private Education Refi Loan Trust 2019-A A2A, 3.420%, 01/15/2043	45,622	0.0
45,650 (2)	Navient Private Education Refi Loan Trust 2020-DA A, 1.690%, 05/15/2069	45,702	0.0
100,000 (2)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	102,711	0.1
89,204 (2)	SMB Private Education Loan Trust 2020-PTA A2A, 1.600%, 09/15/2054	88,586	0.0
53,584 (2)	Sofi Professional Loan Program 2018-C A2FX Trust, 3.590%, 01/25/2048	54,925	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Student Loan Asset-Backed Securities (continued)
50,139 (2)	Sofi Professional Loan Program 2018-D A2FX Trust, 3.600%, 02/25/2048	$51,108	0.0
97,611 (2)	SoFi Professional Loan Program 2020-C AFX Trust, 1.950%, 02/15/2046	98,305	0.1
		658,279	0.2
	Total Asset-Backed Securities (Cost $14,787,586)	14,896,022	3.8
SOVEREIGN BONDS: 0.2%
145,500 (8)	Argentine Republic Government International Bond, 0.500% (Step Rate @ 0.750% on 07/09/2023), 07/09/2030	51,290	0.0
8,843	Argentine Republic Government International Bond, 1.000%, 07/09/2029	3,228	0.0
200,000 (3)	Brazilian Government International Bond, 4.625%, 01/13/2028	209,189	0.1
200,000	Colombia Government International Bond, 3.125%, 04/15/2031	179,670	0.0
200,000 (2)	Hungary Government International Bond, 2.125%, 09/22/2031	197,235	0.0
200,000	Indonesia Government International Bond, 2.150%, 07/28/2031	198,829	0.1
80,000	Turkey Government International Bond, 7.375%, 02/05/2025	80,821	0.0
	Total Sovereign Bonds (Cost $963,620)	920,262	0.2

	Value	Percentage of Net Assets
PURCHASED OPTIONS(9): 0.0%
Total Purchased Options (Cost $38,457)	21,107	0.0
Total Long-Term Investments (Cost $322,315,948)	386,114,145	99.4

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.9%
	U.S. Government Agency Obligations: 0.5%
2,000,000	Federal Home Loan Bank Discount Notes, 0.010%, 02/09/2022 (Cost $1,999,915)	$1,999,979	0.5

	U.S. Treasury Bills: 1.0%
3,875,000 (10)	United States Treasury Bill, 0.190%, 06/30/2022 (Cost $3,871,335)	3,871,267	1.0

	Repurchase Agreements: 3.1%
2,922,971 (11)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $2,922,983, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $2,981,430, due 02/01/22-07/20/71)	2,922,971	0.8
2,992,189 (11)	Citadel Securities LLC, Repurchase Agreement dated 12/31/21, 0.07%, due 01/03/22 (Repurchase Amount $2,992,206, collateralized by various U.S. Government Securities, 0.000%-7.250%, Market Value plus accrued interest $3,052,051, due 01/04/22-11/15/51)	2,992,189	0.8
546,055 (11)	JPMorgan Securities LLC, Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $546,057, collateralized by various U.S. Government Securities, 0.000%-4.375%, Market Value plus accrued interest $556,976, due 01/18/22-05/15/40)	546,055	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
3,053,564 (11)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $3,053,577, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $3,114,635, due 05/15/22-12/01/51)	$3,053,564	0.8
2,485,692 (11)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/21, 0.07%, due 01/03/22 (Repurchase Amount $2,485,706, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $2,535,419, due 07/15/23-02/15/48)	2,485,692	0.6
	Total Repurchase Agreements (Cost $12,000,471)	12,000,471	3.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.3%
373,000 (11)(12)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030%	373,000	0.1
373,000 (11)(12)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.020%	373,000	0.1
373,000 (11)(12)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 0.030%	373,000	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds (continued)
	Total Mutual Funds (Cost $1,119,000)	$1,119,000	0.3
	Total Short-Term Investments (Cost $18,990,721)	18,990,717	4.9
	Total Investments in Securities (Cost $341,306,669)	$405,104,862	104.3
	Liabilities in Excess of Other Assets	(16,643,166)	(4.3)
	Net Assets	$388,461,696	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

(1)
Non-income producing security.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
Security, or a portion of the security, is on loan.

(4)
Variable rate security. Rate shown is the rate in effect as of December 31, 2021.

(5)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(6)
Represents or includes a TBA transaction.

(7)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(8)
Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of December 31, 2021.

(9)
The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.

(10)
Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2021.

(11)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(12)
Rate shown is the 7-day yield as of December 31, 2021.

Reference Rate Abbreviations:
12MTA
12-month Treasury Average

SOFR30A
30-day Secured Overnight Financing Rate

US0001M
1-month LIBOR

US0003M
3-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Common Stock
Communication Services	$10,111,920	$1,609,472	$—	$11,721,392
Consumer Discretionary	15,781,969	3,098,724	—	18,880,693
Consumer Staples	6,683,504	3,063,330	—	9,746,834
Energy	3,026,849	945,035	—	3,971,884
Financials	13,703,880	5,104,624	—	18,808,504
Health Care	15,787,586	3,851,692	—	19,639,278
Industrials	10,382,696	4,921,887	—	15,304,583
Information Technology	34,236,740	2,731,630	—	36,968,370
Materials	3,329,527	2,693,069	—	6,022,596
Real Estate	4,715,490	945,384	—	5,660,874
Utilities	3,392,586	1,053,596	—	4,446,182
Total Common Stock	121,152,747	30,018,443	—	151,171,190
Exchange-Traded Funds	109,701,014	—	—	109,701,014
Mutual Funds	40,170,346	—	—	40,170,346
Preferred Stock	—	291,387	—	291,387
Purchased Options	—	21,107	—	21,107
Corporate Bonds/Notes	—	27,674,235	—	27,674,235
Collateralized Mortgage Obligations	—	9,737,321	—	9,737,321
Asset-Backed Securities	—	14,896,022	—	14,896,022
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2021 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
U.S. Government Agency Obligations	—	8,277,744	—	8,277,744
Sovereign Bonds	—	920,262	—	920,262
Commercial Mortgage-Backed Securities	—	6,203,617	—	6,203,617
U.S. Treasury Obligations	—	17,049,900	—	17,049,900
Short-Term Investments	1,119,000	17,871,717	—	18,990,717
Total Investments, at fair value	$272,143,107	$132,961,755	$—	$405,104,862
Other Financial Instruments+
Forward Foreign Currency Contracts	—	2,127	—	2,127
Futures	120,319	—	—	120,319
Total Assets	$272,263,426	$132,963,882	$—	$405,227,308
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(13,025)	$—	$(13,025)
Futures	(73,580)	—	—	(73,580)
Written Options	—	(5,346)	—	(5,346)
Total Liabilities	$(73,580)	$(18,371)	$—	$(91,951)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2021, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2020	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2021	Investment Income	Realized Gains/(Losses)	Net Capital Gain Distributions
Voya Emerging Markets Local Currency Debt Fund - Class P	$895,049	$39,453	$—	$(129,809)	$804,693	$39,453	$—	$—
Voya Floating Rate Fund - Class P	1,611,575	67,832	—	12,527	1,691,934	67,831	—	—
Voya High Yield Bond Fund - Class P	31,783,502	3,235,574	(1,964,780)	(142,807)	32,911,489	1,902,663	32,021	—
Voya Short Term Bond Fund - Class R6	4,628,482	325,354	(131,052)	(60,554)	4,762,230	81,267	2,148	—
	$38,918,608	$3,668,213	$(2,095,832)	$(320,643)	$40,170,346	$2,091,214	$34,169	$—
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2021 (continued)

At December 31, 2021, the following forward foreign currency contracts were outstanding for Voya Balanced Portfolio:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 75,025	MYR 317,909	Barclays Bank PLC	01/21/22	$(1,308)
CLP 1,515,016	USD 1,787	Barclays Bank PLC	02/04/22	(17)
USD 90,765	CNY 581,089	BNP Paribas	01/21/22	(403)
USD 84,660	IDR 1,219,102,102	Citibank N.A.	01/21/22	(957)
USD 23,210	PEN 94,617	Citibank N.A.	02/04/22	(460)
USD 21,917	RON 96,559	Goldman Sachs International	01/21/22	(265)
USD 69,257	RUB 5,209,214	Goldman Sachs International	01/21/22	(16)
USD 40,944	COP 160,078,860	Goldman Sachs International	02/04/22	1,725
USD 86,199	MXN 1,820,970	Goldman Sachs International	02/04/22	(2,258)
USD 803	PHP 40,551	HSBC Bank USA N.A.	01/21/22	12
USD 68,997	PLN 288,089	HSBC Bank USA N.A.	01/21/22	(2,420)
USD 192	ILS 606	JPMorgan Chase Bank N.A.	01/21/22	(3)
USD 58,389	ZAR 950,629	Morgan Stanley Capital Services LLC	01/21/22	(1,118)
USD 28,375	HUF 9,282,257	Morgan Stanley Capital Services LLC	01/21/22	(187)
USD 35,482	CZK 807,548	Morgan Stanley Capital Services LLC	01/21/22	(1,419)
USD 12,896	TRY 167,972	Standard Chartered Bank	01/21/22	390
USD 70,145	THB 2,370,100	Standard Chartered Bank	01/21/22	(797)
USD 65,232	BRL 373,929	Standard Chartered Bank	02/04/22	(1,397)
				$(10,898)
At December 31, 2021, the following futures contracts were outstanding for Voya Balanced Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 10-Year Note	13	03/22/22	$1,696,094	$(4,417)
U.S. Treasury 2-Year Note	25	03/31/22	5,454,297	(1,655)
U.S. Treasury 5-Year Note	39	03/31/22	4,718,086	18,199
U.S. Treasury Long Bond	15	03/22/22	2,406,562	11,754
U.S. Treasury Ultra Long Bond	21	03/22/22	4,139,625	90,366
			$18,414,664	$114,247
Short Contracts:
U.S. Treasury Ultra 10-Year Note	(27)	03/22/22	(3,953,813)	(67,508)
			$(3,953,813)	$(67,508)
At December 31, 2021, the following OTC purchased equity options were outstanding for Voya Balanced Portfolio:
Description	Counterparty	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Cost	Fair Value
iShares iBoxx $High Yield Corporate Bond ETF	Citibank N.A.	Put	03/18/22	USD 80.500	74,622	USD 6,492,860	$38,457	$21,107
							$38,457	$21,107
At December 31, 2021, the following OTC written equity options were outstanding for Voya Balanced Portfolio:
Description	Counterparty	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Premiums Received	Fair Value
iShares iBoxx $High Yield Corporate Bond ETF	Citibank N.A.	Put	01/21/22	USD 85.250	40,083	USD 3,487,622	$20,442	$(5,346)
							$20,442	$(5,346)
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2021 (continued)

Currency Abbreviations
BRL  –  Brazilian Real
CLP  –  Chilean Peso
COP  –  Colombian Peso
CNY  –  Chinese Yuan
CZK  –  Czech Koruna
HUF  –  Hungarian Forint
IDR  –  Indonesian Rupiah
ILS  –  Israeli New Shekel
MXN  –  Mexican Peso
MYR  –  Malaysian Ringgit
PEN  –  Peruvian Nuevo Sol
PHP  –  Philippine Peso
PLN  –  Polish Zloty
RON  –  Romanian New Leu
RUB  –  Russian Ruble
THB  –  Thai Baht
TRY  –  Turkish Lira
USD  –  United States Dollar
ZAR  –  South African Rand
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2021 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Investments in securities at value*	$21,107
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	2,127
Interest rate contracts	Variation margin receivable on futures contracts**	120,319
Total Asset Derivatives		$143,553
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$13,025
Interest rate contracts	Variation margin payable on futures contracts**	73,580
Equity contracts	Written Options, at fair value	5,346
Total Liability Derivatives		$91,951

*
Includes purchased options.

**
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2021 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$(48,693)	$—	$—	$(21,633)	$—	$(70,326)
Equity contracts	(6,277)	—	963,033	—	7,074	963,830
Foreign exchange contracts	(35,039)	4,956	—	—	7,301	(22,782)
Interest rate contracts	—	—	(271,018)	(100,407)	76,645	(294,780)
Total	$(90,009)	$4,956	$692,015	$(122,040)	$91,020	$575,942
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2021 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Written options	Total
Credit contracts	$5,883	$—	$—	$—	$5,883
Equity contracts	(17,350)	—	(128,586)	15,096	(130,840)
Foreign exchange contracts	17,463	25,636	—	(12,359)	30,740
Interest rate contracts	—	—	72,838	—	72,838
Total	$5,996	$25,636	$(55,748)	$2,737	$(21,379)

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2021:
	Barclays Bank PLC	BNP Paribas	Citibank N.A.	Goldman Sachs International	HSBC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	Standard Chartered Bank	Totals
Assets:
Purchased options	$—	$—	$21,107	$—	$—	$—	$—		$21,107
Forward foreign currency contracts	—	—	—	1,725	12	—	—	390	2,127
Total Assets	$—	$—	$21,107	$1,725	$12	$—	$—	$390	$23,234
Liabilities:
Forward foreign currency contracts	$1,325	$403	$1,417	$2,539	$2,420	$3	$2,724	$2,194	$13,025
Written options	—	—	5,346	—	—	—	—	—	5,346
Total Liabilities	$1,325	$403	$6,763	$2,539	$2,420	$3	$2,724	$2,194	$18,371
Net OTC derivative instruments by counterparty, at fair value	$(1,325)	$(403)	$14,344	$(814)	$(2,408)	$(3)	$(2,724)	$(1,804)	4,863
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net Exposure (1)	$(1,325)	$(403)	$14,344	$(814)	$(2,408)	$(3)	$(2,724)	$(1,804)	$4,863

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $342,155,626.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$67,154,546
Gross Unrealized Depreciation	(4,157,151)
Net Unrealized Appreciation	$62,997,395
See Accompanying Notes to Financial Statements

Voya Global High Dividend	PORTFOLIO OF INVESTMENTS
Low Volatility Portfolio	as of December 31, 2021

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.4%
	Australia: 2.1%
31,982	ASX Ltd.	$2,161,473	0.3
649,466	Aurizon Holdings Ltd.	1,650,047	0.3
259,769	Brambles Ltd.	2,009,651	0.3
90,264	Goodman Group	1,739,998	0.3
592,474	Medibank Pvt Ltd.	1,443,027	0.2
44,569	Rio Tinto Ltd.	3,252,290	0.5
331,624	Telstra Corp., Ltd.	1,007,868	0.2
		13,264,354	2.1
	Canada: 4.3%
69,624	Bank of Nova Scotia	4,928,913	0.8
61,487	BCE, Inc.	3,198,908	0.5
35,693	Canadian Imperial Bank of Commerce - XTSE	4,160,586	0.7
24,824	National Bank Of Canada	1,892,586	0.3
51,949	Pembina Pipeline Corp.	1,575,780	0.2
38,934	Royal Bank of Canada	4,132,092	0.6
162,451	TELUS Corp.	3,825,776	0.6
28,729	Waste Connections, Inc.	3,914,901	0.6
		27,629,542	4.3
	China: 0.3%
647,000	BOC Hong Kong Holdings Ltd.	2,121,841	0.3

	Denmark: 1.1%
1,179	AP Moller - Maersk A/S - Class B	4,208,221	0.7
33,666	Novozymes A/S	2,764,309	0.4
		6,972,530	1.1
	Finland: 0.9%
40,909	Kone Oyj	2,935,574	0.5
228,547	Nordea Bank Abp	2,787,942	0.4
		5,723,516	0.9
	France: 2.5%
13,493	Air Liquide SA	2,353,235	0.4
51,117	AXA S.A.	1,521,407	0.2
26,051	BNP Paribas	1,801,191	0.3
19,683	Cie de Saint-Gobain	1,384,631	0.2
6,261	Cie Generale des Etablissements Michelin SCA	1,025,452	0.2
13,097	Dassault Systemes SE	777,245	0.1
21,875 (1)	La Francaise des Jeux SAEM	969,449	0.1
13,892	Legrand S.A.	1,627,044	0.3
363,901	Orange SA	3,887,252	0.6
5,171	SEB SA	805,801	0.1
		16,152,707	2.5
	Germany: 2.2%
76,185	Deutsche Post AG	4,900,273	0.8
204,575	Deutsche Telekom AG	3,780,030	0.6
19,702	GEA Group AG	1,076,110	0.2
17,358 (1)	Scout24 SE	1,212,044	0.2
18,929	Symrise AG	2,799,495	0.4
		13,767,952	2.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Hong Kong: 1.6%
182,000	CK Hutchison Holdings Ltd.	$1,171,794	0.2
221,000	CLP Holdings Ltd.	2,233,154	0.4
1,009,000	Hong Kong & China Gas	1,573,803	0.2
25,100	Jardine Matheson Holdings Ltd.	1,380,189	0.2
234,600	Link REIT	2,066,655	0.3
168,000	Power Assets Holdings Ltd.	1,047,199	0.2
234,000	SITC International Holdings Co. Ltd.	846,305	0.1
		10,319,099	1.6
	Ireland: 0.7%
19,292	CRH PLC	1,021,318	0.2
30,952	Medtronic PLC	3,201,984	0.5
		4,223,302	0.7
	Italy: 1.2%
5,682	DiaSorin SpA	1,080,977	0.2
77,174	ENI S.p.A.	1,072,546	0.2
106,793	FinecoBank Banca Fineco SpA	1,870,214	0.3
96,631 (1)	Poste Italiane SpA	1,265,891	0.2
265,683	Terna - Rete Elettrica Nazionale	2,149,278	0.3
		7,438,906	1.2
	Japan: 7.0%
46,600	Dai Nippon Printing Co., Ltd.	1,172,774	0.2
854,200	ENEOS Holdings, Inc.	3,191,130	0.5
11,500	Hoya Corp.	1,706,506	0.3
31,500	Idemitsu Kosan Co., Ltd.	803,872	0.1
108,000 (2)	Japan Tobacco, Inc.	2,180,731	0.3
24,500	Lawson, Inc.	1,162,510	0.2
15,500 (2)	McDonald’s Holdings Co. Japan Ltd.	685,968	0.1
275,000	Mitsubishi UFJ Financial Group, Inc.	1,496,626	0.2
197,400	Mizuho Financial Group, Inc.	2,507,228	0.4
6,900	Nintendo Co., Ltd.	3,228,217	0.5
88,000	Nippon Telegraph & Telephone Corp.	2,406,647	0.4
11,900	Nitto Denko Corp.	919,305	0.2
85,800	Osaka Gas Co., Ltd.	1,419,069	0.2
8,700	Rohm Co., Ltd.	791,434	0.1
47,300	Secom Co., Ltd.	3,286,700	0.5
116,100	Sekisui House Ltd.	2,497,979	0.4
44,700	SG Holdings Co. Ltd.	1,048,146	0.2
17,600	Sohgo Security Services Co., Ltd.	699,350	0.1
187,600	Sumitomo Chemical Co., Ltd.	884,686	0.1
96,700	Sumitomo Mitsui Financial Group, Inc.	3,302,044	0.5
102,000	Sumitomo Mitsui Trust Holdings, Inc.	3,410,712	0.5

See Accompanying Notes to Financial Statements

Voya Global High Dividend	PORTFOLIO OF INVESTMENTS
Low Volatility Portfolio	as of December 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
54,800	Tokio Marine Holdings, Inc.	$3,050,696	0.5
88,300	Tokyo Gas Co., Ltd.	1,585,018	0.3
9,600	Tsuruha Holdings, Inc.	921,780	0.2
		44,359,128	7.0
	Netherlands: 0.8%
1,513	ASM International NV	667,864	0.1
22,210	Koninklijke Philips NV	822,027	0.1
31,045	Wolters Kluwer NV	3,654,022	0.6
		5,143,913	0.8
	New Zealand: 0.1%
217,254	Spark New Zealand Ltd.	671,854	0.1

	Singapore: 0.1%
226,400	Singapore Technologies Engineering Ltd.	631,819	0.1

	Spain: 0.2%
113,758	Iberdrola S.A. - IBEE	1,346,891	0.2

	Sweden: 0.2%
192,351	Swedish Match AB	1,527,013	0.2

	Switzerland: 2.9%
18,390	ABB Ltd.	700,895	0.1
3,425	Geberit AG - Reg	2,791,834	0.5
35,789	Holcim Ltd.	1,820,195	0.3
1,958	Roche Holding AG	812,298	0.1
3,398	Sika AG	1,412,268	0.2
3,521	Sonova Holding AG - Reg	1,375,997	0.2
328	Straumann Holding AG	693,586	0.1
6,453	Swisscom AG	3,640,293	0.6
11,045	Zurich Insurance Group AG	4,838,582	0.8
		18,085,948	2.9
	United Kingdom: 4.3%
119,303	3i Group PLC	2,338,722	0.4
55,496	Admiral Group Plc	2,375,470	0.4
92,867	British American Tobacco PLC	3,448,303	0.5
162,842	Evraz PLC	1,331,363	0.2
197,953	GlaxoSmithKline PLC	4,309,971	0.7
35,506	Hikma Pharmaceuticals PLC	1,066,280	0.2
100,279	Imperial Brands PLC	2,197,588	0.3
218,115	J Sainsbury Plc	815,304	0.1
58,135	Persimmon PLC	2,253,251	0.4
266,106	Sage Group PLC/The	3,079,090	0.5
78,962	United Utilities Group PLC	1,165,117	0.2
1,783,551	Vodafone Group PLC	2,686,444	0.4
		27,066,903	4.3
	United States: 66.9%
63,618	AbbVie, Inc.	8,613,877	1.4
10,480	Accenture PLC	4,344,484	0.7
24,293	Agilent Technologies, Inc.	3,878,377	0.6
134,395	AGNC Investment Corp.	2,021,301	0.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
10,861	Air Products & Chemicals, Inc.	$3,304,568	0.5
13,117	Allegion Public Ltd.	1,737,215	0.3
26,826	Allstate Corp.	3,156,079	0.5
103,564	Altria Group, Inc.	4,907,898	0.8
42,737	Amdocs Ltd.	3,198,437	0.5
7,342	Ameriprise Financial, Inc.	2,214,788	0.3
6,815	Ametek, Inc.	1,002,078	0.2
26,794	Amgen, Inc.	6,027,846	0.9
89,282	Antero Midstream Corp.	864,250	0.1
4,348	Anthem, Inc.	2,015,472	0.3
9,671	AO Smith Corp.	830,255	0.1
7,440	Aptargroup, Inc.	911,251	0.1
11,269	Assurant, Inc.	1,756,386	0.3
27,061	Avnet, Inc.	1,115,725	0.2
10,574	Bank of Hawaii Corp.	885,678	0.1
52,595	Bank OZK	2,447,245	0.4
26,463	Baxter International, Inc.	2,271,584	0.4
19,044	Becton Dickinson & Co.	4,789,185	0.8
6,457	Blackrock, Inc.	5,911,771	0.9
41,985	Booz Allen Hamilton Holding Corp.	3,559,908	0.6
92,499	Bristol-Myers Squibb Co.	5,767,313	0.9
188,230	Coterra Energy, Inc.	3,576,370	0.6
5,429	Chevron Corp.	637,093	0.1
12,256	Church & Dwight Co., Inc.	1,256,240	0.2
3,889	Cigna Corp.	893,031	0.1
151,322	Cisco Systems, Inc.	9,589,275	1.5
29,768	Citigroup, Inc.	1,797,690	0.3
11,380	Coca-Cola Co.	673,810	0.1
56,474	Colgate-Palmolive Co.	4,819,491	0.8
39,250	ConocoPhillips	2,833,065	0.4
20,769	CVS Health Corp.	2,142,530	0.3
3,011	Deere & Co.	1,032,442	0.2
25,521	Digital Realty Trust, Inc.	4,513,899	0.7
24,303	Dolby Laboratories, Inc.	2,314,132	0.4
19,990	Dollar General Corp.	4,714,242	0.7
6,420	Domino’s Pizza, Inc.	3,622,999	0.6
17,669	DTE Energy Co.	2,112,152	0.3
48,566	Duke Energy Corp.	5,094,573	0.8
22,667	Duke Realty Corp.	1,487,862	0.2
25,287	Electronic Arts, Inc.	3,335,355	0.5
36,098	Emerson Electric Co.	3,356,031	0.5
30,416	Entergy Corp.	3,426,362	0.5
323,347	Equitrans Midstream Corp.	3,343,408	0.5
7,895	Everest Re Group Ltd.	2,162,598	0.3
9,877	Evergy, Inc.	677,661	0.1
16,457	Exelon Corp.	950,556	0.2
21,139	Extra Space Storage, Inc.	4,792,845	0.8
10,274	Exxon Mobil Corp.	628,666	0.1
7,553	Factset Research Systems, Inc.	3,670,834	0.6
7,249	FedEx Corp.	1,874,881	0.3

See Accompanying Notes to Financial Statements

Voya Global High Dividend	PORTFOLIO OF INVESTMENTS
Low Volatility Portfolio	as of December 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
31,110	First American Financial Corp.	$2,433,735	0.4
25,293	First Industrial Realty Trust, Inc.	1,674,397	0.3
113,783	Flowers Foods, Inc.	3,125,619	0.5
10,651	Fortive Corp.	812,565	0.1
14,129	Garmin Ltd.	1,923,946	0.3
68,384	General Mills, Inc.	4,607,714	0.7
44,292	Genpact Ltd.	2,351,019	0.4
88,483	Gentex Corp.	3,083,633	0.5
76,268	Gilead Sciences, Inc.	5,537,819	0.9
16,275	Hanover Insurance Group, Inc.	2,133,002	0.3
6,239	Hasbro, Inc.	635,005	0.1
19,615	Hershey Co.	3,794,914	0.6
58,631	International Paper Co.	2,754,484	0.4
6,047	Intuit, Inc.	3,889,551	0.6
72,072	Iron Mountain, Inc.	3,771,528	0.6
73,701	Johnson & Johnson	12,608,030	2.0
41,079	Johnson Controls International plc	3,340,133	0.5
59,452	Keurig Dr Pepper, Inc.	2,191,401	0.3
9,327	Kilroy Realty Corp.	619,872	0.1
135,560	Kinder Morgan, Inc.	2,149,982	0.3
20,802	Knight-Swift Transportation Holdings, Inc.	1,267,674	0.2
48,012	Lazard Ltd.	2,094,764	0.3
16,376	Life Storage, Inc.	2,508,476	0.4
34,796	Loews Corp.	2,009,817	0.3
24,820	Manpowergroup, Inc.	2,415,731	0.4
9,876	Marathon Petroleum Corp.	631,965	0.1
5,264	MarketAxess Holdings, Inc.	2,164,925	0.3
17,277	McKesson Corp.	4,294,544	0.7
67,740	MDU Resources Group, Inc.	2,089,102	0.3
91,918	Merck & Co., Inc.	7,044,596	1.1
10,475	Microsoft Corp.	3,522,952	0.6
30,443	Mondelez International, Inc.	2,018,675	0.3
22,755	Morgan Stanley	2,233,631	0.4
10,777	MSC Industrial Direct Co.	905,915	0.1
5,512	MSCI, Inc. - Class A	3,377,147	0.5
19,675	Nasdaq, Inc.	4,131,947	0.6
39,966	National Fuel Gas Co.	2,555,426	0.4
25,330	National Retail Properties, Inc.	1,217,613	0.2
26,684	National Storage Affiliates Trust	1,846,533	0.3
32,680	NetApp, Inc.	3,006,233	0.5
3,385	NewMarket Corp.	1,160,107	0.2
94,890	NiSource, Inc.	2,619,913	0.4
143,881	Old Republic International Corp.	3,536,595	0.6
53,793	Omega Healthcare Investors, Inc.	1,591,735	0.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
28,018	Packaging Corp. of America	$3,814,651	0.6
35,717	PepsiCo, Inc.	6,204,400	1.0
138,722	Pfizer, Inc.	8,191,534	1.3
63,832	Philip Morris International, Inc.	6,064,040	1.0
31,612	Phillips 66	2,290,606	0.4
70,928	Procter & Gamble Co.	11,602,402	1.8
48,793	Progressive Corp.	5,008,601	0.8
4,770	ProLogis, Inc.	803,077	0.1
33,461	Prosperity Bancshares, Inc.	2,419,230	0.4
7,857	PS Business Parks, Inc.	1,447,024	0.2
36,722	Public Service Enterprise Group, Inc.	2,450,459	0.4
28,995	Regions Financial Corp.	632,091	0.1
10,140	RLI Corp.	1,136,694	0.2
8,064	Rockwell Automation, Inc.	2,813,126	0.4
8,145	Roper Technologies, Inc.	4,006,200	0.6
14,104	Ryder System, Inc.	1,162,593	0.2
7,733	S&P Global, Inc.	3,649,435	0.6
6,117	SBA Communications Corp.	2,379,635	0.4
15,213	Sempra Energy	2,012,376	0.3
56,653	Service Corp. International	4,021,796	0.6
51,986	Sonoco Products Co.	3,009,470	0.5
17,012	Spirit Realty Capital, Inc.	819,808	0.1
12,045	Starbucks Corp.	1,408,904	0.2
6,629	Sun Communities, Inc.	1,391,891	0.2
109,392	Switch, Inc.	3,132,987	0.5
10,875	TD SYNNEX Corp.	1,243,665	0.2
21,092	T. Rowe Price Group, Inc.	4,147,531	0.7
26,233	Target Corp.	6,071,366	1.0
33,143	Texas Instruments, Inc.	6,246,461	1.0
6,580	Thermo Fisher Scientific, Inc.	4,390,439	0.7
39,570	Tradeweb Markets, Inc.	3,962,540	0.6
23,793	UGI Corp.	1,092,337	0.2
14,504	UMB Financial Corp.	1,539,019	0.2
11,436	United Parcel Service, Inc. - Class B	2,451,192	0.4
3,361	UnitedHealth Group, Inc.	1,687,693	0.3
69,150	US Bancorp	3,884,156	0.6
27,077	Valero Energy Corp.	2,033,753	0.3
16,361	Verisk Analytics, Inc.	3,742,252	0.6
131,346	Verizon Communications, Inc.	6,824,738	1.1
34,579	Washington Federal, Inc.	1,154,247	0.2
20,840	WEC Energy Group, Inc.	2,022,939	0.3
45,606	Wells Fargo & Co.	2,188,176	0.3
126,346	Williams Cos., Inc.	3,290,050	0.5
13,978	Zoetis, Inc.	3,411,051	0.5
		425,804,064	66.9
	Total Common Stock (Cost $538,292,600)	632,251,282	99.4

See Accompanying Notes to Financial Statements

Voya Global High Dividend	PORTFOLIO OF INVESTMENTS
Low Volatility Portfolio	as of December 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 0.8%
32,317	iShares MSCI EAFE Value Index ETF	$1,628,454	0.3
20,059	iShares Russell 1000 Value ETF	3,368,508	0.5
	Total Exchange-Traded Funds (Cost $4,842,786)	4,996,962	0.8
	Total Long-Term Investments (Cost $543,135,386)	637,248,244	100.2

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.5%
	Repurchase Agreements: 0.4%
1,000,000 (3)	Bank of America Inc., Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $1,000,004, collateralized by various U.S. Government Agency Obligations, 1.000%-5.000%, Market Value plus accrued interest $1,020,000, due 09/01/28-01/01/61)	1,000,000	0.2
677,611 (3)	Daiwa Capital Markets, Repurchase Agreement dated 12/31/21, 0.04%, due 01/03/22 (Repurchase Amount $677,613, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $691,163, due 02/10/22-01/01/52)	677,611	0.1
1,000,000 (3)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $1,000,004, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 05/15/22-12/01/51)	1,000,000	0.1
	Total Repurchase Agreements (Cost $2,677,611)	2,677,611	0.4
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.1%
694,000 (4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030% (Cost $694,000)	$694,000	0.1
	Total Short-Term Investments (Cost $3,371,611)	3,371,611	0.5
	Total Investments in Securities (Cost $546,506,997)	$640,619,855	100.7
	Liabilities in Excess of Other Assets	(4,165,640)	(0.7)
	Net Assets	$636,454,215	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Security, or a portion of the security, is on loan.

(3)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(4)
Rate shown is the 7-day yield as of December 31, 2021.

Sector Diversification	Percentage of Net Assets
Financials	20.9%
Health Care	15.5
Industrials	12.2
Consumer Staples	10.0
Information Technology	7.7
Utilities	6.2
Communication Services	6.2
Real Estate	5.5
Materials	5.3
Consumer Discretionary	5.3
Energy	4.6
Exchange-Traded Funds	0.8
Short-Term Investments	0.5
Liabilities in Excess of Other Assets	(0.7)
Net Assets	100.0%

Portfolio holdings are subject to change daily.

See Accompanying Notes to Financial Statements

Voya Global High Dividend	PORTFOLIO OF INVESTMENTS
Low Volatility Portfolio	as of December 31, 2021 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$13,264,354	$—	$13,264,354
Canada	27,629,542	—	—	27,629,542
China	—	2,121,841	—	2,121,841
Denmark	—	6,972,530	—	6,972,530
Finland	—	5,723,516	—	5,723,516
France	—	16,152,707	—	16,152,707
Germany	—	13,767,952	—	13,767,952
Hong Kong	—	10,319,099	—	10,319,099
Ireland	3,201,984	1,021,318	—	4,223,302
Italy	—	7,438,906	—	7,438,906
Japan	—	44,359,128	—	44,359,128
Netherlands	—	5,143,913	—	5,143,913
New Zealand	—	671,854	—	671,854
Singapore	—	631,819	—	631,819
Spain	—	1,346,891	—	1,346,891
Sweden	—	1,527,013	—	1,527,013
Switzerland	—	18,085,948	—	18,085,948
United Kingdom	—	27,066,903	—	27,066,903
United States	425,804,064	—	—	425,804,064
Total Common Stock	456,635,590	175,615,692	—	632,251,282
Exchange-Traded Funds	4,996,962	—	—	4,996,962
Short-Term Investments	694,000	2,677,611	—	3,371,611
Total Investments, at fair value	$462,326,552	$178,293,303	$—	$640,619,855

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $547,628,939.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$104,059,089
Gross Unrealized Depreciation	(10,942,088)
Net Unrealized Appreciation	$93,117,001
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Portfolio	as of December 31, 2021

Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY REPURCHASE AGREEMENT: 15.4%
74,798,000	Deutsche Bank Repurchase Agreement dated 12/31/21, 0.010%, due 01/03/22, $74,798,062 to be received upon repurchase (Collateralized by $102,332,451, U.S. Treasury Interest-only, 0.000%, Market Value plus accrued interest $77,041,940 due 5/15/36-5/15/37), 0.010%, 01/03/2022	$74,798,000	15.4
	Total U.S. Treasury Repurchase Agreement
	(Cost $74,798,000)	74,798,000	15.4
U.S. TREASURY DEBT: 35.4%
57,000,000 (1)	United States Cash Management Bill, 0.000%, 04/26/2022	56,980,870	11.7
8,000,000 (1)	United States Cash Management Bill, 0.000%, 05/03/2022	7,996,827	1.6
13,000,000 (1)	United States Treasury Bill, 0.000%, 01/13/2022	12,999,794	2.7
16,000,000 (1)	United States Treasury Bill, 0.000%, 01/25/2022	15,999,616	3.3
32,000,000 (1)	United States Treasury Bill, 0.000%, 02/22/2022	31,997,804	6.6
13,000,000 (1)	United States Treasury Bill, 0.000%, 06/30/2022	12,987,636	2.7
33,000,000 (1)	United States Treasury Bill, 0.000%, 07/07/2022	32,965,633	6.8
	Total U.S. Treasury Debt
	(Cost $171,928,180)	171,928,180	35.4
U.S. GOVERNMENT AGENCY DEBT: 43.6%
3,250,000	Fannie Mae, 0.280%, (SOFRRATE + 0.230%), 05/06/2022	3,252,445	0.7
16,000,000	Federal Farm Credit Banks Funding Corp., 0.058%, (SOFRRATE + 0.008%), 11/22/2022	15,998,555	3.3
12,500,000	Federal Farm Credit Banks Funding Corp., 0.060%, (PRIME + (3.190)%), 05/25/2022	12,499,499	2.6
8,000,000	Federal Farm Credit Banks Funding Corp., 0.075%, (SOFRRATE + 0.025%), 12/16/2022	8,000,194	1.7
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY DEBT: (continued)
6,500,000	Federal Farm Credit Banks Funding Corp., 0.120%, 09/22/2022	$6,500,000	1.3
31,000,000	Federal Home Loan Bank Discount Notes, 0.030%, 01/05/2022	30,999,897	6.4
8,700,000	Federal Home Loan Bank Discount Notes, 0.030%, 01/14/2022	8,699,915	1.8
6,000,000	Federal Home Loan Bank Discount Notes, 0.040%, 01/20/2022	5,999,873	1.2
56,000,000	Federal Home Loan Bank Discount Notes, 0.040%, 01/21/2022	55,998,818	11.5
39,000,000	Federal Home Loan Banks, 0.060%, (SOFRRATE + 0.010%), 09/06/2022	39,000,000	8.0
8,000,000	Federal Home Loan Banks, 0.060%, (SOFRRATE + 0.010%), 10/07/2022	8,000,000	1.6
9,000,000	Federal Home Loan Banks, 0.060%, (SOFRRATE + 0.010%), 10/07/2022	9,000,000	1.9
8,000,000	Federal Home Loan Banks, 0.220%, 12/16/2022	8,000,000	1.6
	Total U.S. Government Agency Debt
	(Cost $211,949,196)	211,949,196	43.6

Shares		Value	Percentage of Net Assets
INVESTMENT COMPANIES: 7.2%
16,000,000 (2)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030%	16,000,000	3.3
19,000,000 (2)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 0.030%	19,000,000	3.9
	Total Investment Companies
	(Cost $35,000,000)	35,000,000	7.2
	Total Investments in Securities (Cost $493,675,376)	$493,675,376	101.6
	Liabilities in Excess of Other Assets	(7,818,313)	(1.6)
	Net Assets	$485,857,063	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2021.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Portfolio	as of December 31, 2021 (continued)

(2)
Rate shown is the 7-day yield as of December 31, 2021.

Reference Rate Abbreviations:
PRIME
Federal Reserve Bank Prime Loan Rate

SOFRRATE
1-day Secured Overnight Financing Rate

At December 31, 2021, the aggregate cost of securities for federal income tax purposes is the same as for financial statement purposes.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Investment Companies	$35,000,000	$—	$—	$35,000,000
U.S. Government Agency Debt	—	211,949,196	—	211,949,196
U.S. Treasury Debt	—	171,928,180	—	171,928,180
U.S. Treasury Repurchase Agreement	—	74,798,000	—	74,798,000
Total Investments, at fair value	$35,000,000	$458,675,376	$—	$493,675,376

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

The following table is a summary of the Portfolio’s repurchase agreements by counterparty which are subject to offset under a MRA as of December 31, 2021:
Counterparty	Government Repurchase Agreement, at fair value	Fair Value of Non-Cash Collateral Received Including Accrued Interest(1)	Net Amount
Deutsche Bank	$74,798,000	$(74,798,000)	$—
Totals	$74,798,000	$(74,798,000)	$—

(1)
Collateral with a fair value of $77,041,940 has been pledged in connection with the above government repurchase agreement. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2021

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.5%
	Communication Services: 11.3%
42,028 (1)	Alphabet, Inc. - Class A	$121,756,797	5.3
1,781,820	AT&T, Inc.	43,832,772	1.9
679,495	Fox Corp. - Class A	25,073,365	1.1
736,710	ViacomCBS, Inc. - Class B	22,233,908	1.0
290,395 (1)	Walt Disney Co.	44,979,282	2.0
		257,876,124	11.3
	Consumer Discretionary: 11.1%
30,985 (1)	Amazon.com, Inc.	103,314,525	4.5
257,430 (1)	Caesars Entertainment, Inc.	24,077,428	1.1
183,362 (1)	Expedia Group, Inc.	33,137,180	1.5
951,972 (2)	Gap, Inc.	16,802,306	0.7
156,184	McDonald’s Corp.	41,868,245	1.8
203,575	Nike, Inc. - Class B	33,929,845	1.5
		253,129,529	11.1
	Consumer Staples: 6.9%
801,269	Coca-Cola Co.	47,443,137	2.1
262,821	Lamb Weston Holdings, Inc.	16,657,595	0.8
509,834	Philip Morris International, Inc.	48,434,230	2.1
303,139	Walmart, Inc.	43,861,182	1.9
		156,396,144	6.9
	Energy: 3.5%
207,340	Chevron Corp.	24,331,349	1.0
400,436	ConocoPhillips	28,903,470	1.3
130,427	Diamondback Energy, Inc.	14,066,552	0.6
173,269	Valero Energy Corp.	13,014,235	0.6
		80,315,606	3.5
	Financials: 10.8%
446,055 (2)	Apollo Global Management, Inc.	32,307,764	1.4
184,168	Assurant, Inc.	28,704,424	1.3
691,868	Bank of New York Mellon Corp.	40,183,693	1.8
181,787	Chubb Ltd.	35,141,245	1.5
230,481	PNC Financial Services Group, Inc.	46,216,050	2.0
574,104	Synchrony Financial	26,632,685	1.2
606,303	Truist Financial Corp.	35,499,041	1.6
		244,684,902	10.8
	Health Care: 14.6%
320,727 (2)	Alcon, Inc.	27,941,736	1.2
296,606	Baxter International, Inc.	25,460,659	1.1
632,010 (1)	Boston Scientific Corp.	26,847,785	1.2
363,234	Bristol-Myers Squibb Co.	22,647,640	1.0
215,094	Eli Lilly & Co.	59,413,265	2.6
115,462	McKesson Corp.	28,700,389	1.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
63,069	Thermo Fisher Scientific, Inc.	$42,082,160	1.9
100,040	UnitedHealth Group, Inc.	50,234,086	2.2
139,310	Zimmer Biomet Holdings, Inc.	17,697,942	0.8
123,877	Zoetis, Inc.	30,229,704	1.3
		331,255,366	14.6
	Industrials: 7.5%
548,404	Howmet Aerospace, Inc.	17,455,699	0.8
152,412	L3Harris Technologies, Inc.	32,500,335	1.4
619,616	nVent Electric PLC	23,545,408	1.0
68,328	Old Dominion Freight Line	24,487,389	1.1
480,583	Raytheon Technologies Corp.	41,358,973	1.8
93,234 (1)	United Rentals, Inc.	30,980,726	1.4
		170,328,530	7.5
	Information Technology: 24.7%
88,543	Broadcom, Inc.	58,917,397	2.6
208,737	CDW Corp.	42,745,163	1.9
341,118	Dolby Laboratories, Inc.	32,481,256	1.4
126,291	Intuit, Inc.	81,232,897	3.5
307,162	Microchip Technology, Inc.	26,741,524	1.2
642,228	Microsoft Corp.	215,994,121	9.5
284,101	Motorola Solutions, Inc.	77,190,242	3.4
122,501	NXP Semiconductor NV - NXPI - US	27,903,278	1.2
		563,205,878	24.7
	Materials: 3.1%
55,896	Air Products & Chemicals, Inc.	17,006,917	0.8
222,617	Alcoa Corp.	13,263,521	0.6
262,204	CF Industries Holdings, Inc.	18,558,799	0.8
176,693	Eastman Chemical Co.	21,363,950	0.9
		70,193,187	3.1
	Real Estate: 2.7%
150,293	ProLogis, Inc.	25,303,330	1.1
144,471 (1)	Ryman Hospitality Properties	13,285,553	0.6
392,452	UDR, Inc.	23,543,195	1.0
		62,132,078	2.7
	Utilities: 2.3%
224,613	Entergy Corp.	25,302,654	1.1
474,560	Exelon Corp.	27,410,586	1.2
		52,713,240	2.3
	Total Common Stock (Cost $1,535,387,109)	2,242,230,584	98.5

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
OTHER(3): —%
	Utilities: —%
10,000,000 (4)(5)	Southern Energy (Escrow)	$—	—
	Total Other (Cost $—)	—	—
	Total Long-Term Investments (Cost $1,535,387,109)	2,242,230,584	98.5
SHORT-TERM INVESTMENTS: 4.6%
	Commercial Paper: 0.6%
275,000 (6)	ANZ Bank, 0.120%, 01/25/2022	274,987	0.0
500,000 (6)	ANZ Bank, 0.120%, 02/10/2022	499,952	0.1
300,000 (6)	Caisse des Dépôts et Consignations, 0.120%, 01/26/2022	299,983	0.0
400,000 (6)	Collateralized Commercial Paper FLEX Co., LLC, 0.150%, 03/08/2022	399,842	0.0
300,000 (6)	Collateralized Commercial Paper V Co., LLC, 0.360%, 06/08/2022	299,549	0.0
475,000 (6)	Credit Suisse AG, 0.330%, 06/09/2022	474,345	0.0
475,000 (6)	DBS Bank Ltd., 0.120%, 02/01/2022	474,956	0.0
475,000 (6)	DNB Bank ASA, 0.140%, 03/16/2022	474,857	0.0
375,000 (6)	DNB Bank ASA, 0.140%, 03/22/2022	374,873	0.0
475,000 (6)	HSBC Bank PLC, 0.140%, 03/03/2022	474,809	0.0
475,000 (6)	JPMorgan Securities LLC, 0.220%, 03/14/2022	474,782	0.0
400,000 (6)	Liberty Street Funding LLC, 0.220%, 03/17/2022	399,808	0.0
300,000 (6)	Lloyds Bank PLC, 0.150%, 03/14/2022	299,893	0.0
275,000 (6)	Lloyds Bank PLC, 0.150%, 03/29/2022	274,861	0.0
273,000 (6)	LMA-Americas LLC, 0.100%, 01/26/2022	272,978	0.0
350,000 (6)	LMA-Americas LLC, 0.150%, 03/14/2022	349,842	0.0
300,000 (6)	LMA-Americas LLC, 0.270%, 05/04/2022	299,717	0.0
300,000 (6)	Matchpoint Finance PLC, 0.150%, 03/15/2022	299,863	0.0
250,000 (6)	Mizuho Bank Ltd., 0.150%, 03/16/2022	249,877	0.0
475,000 (6)	National Australia Bank Ltd., 0.120%, 02/18/2022	474,928	0.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Commercial Paper (continued)
500,000 (6)	Nieuw Amsterdam Receivables Corporation B.V., 0.100%, 01/07/2022	$499,992	0.1
400,000 (6)	Nieuw Amsterdam Receivables Corporation B.V., 0.100%, 01/11/2022	399,990	0.0
500,000 (6)	NRW.Bank, 0.130%, 03/21/2022	499,881	0.1
475,000 (6)	Old Line Funding LLC, 0.130%, 03/10/2022	474,804	0.0
325,000 (6)	Santander UK PLC, 0.300%, 05/03/2022	324,709	0.0
450,000 (6)	Sheffield Receivables Company LLC, 0.240%, 03/15/2022	449,794	0.0
525,000 (6)	Skandinaviska Enskilda Banken AB, 0.140%, 04/04/2022	524,720	0.1
500,000 (6)	Societe Generale, 0.170%, 03/31/2022	499,825	0.0
400,000 (6)	Starbird Funding Corp., 0.250%, 03/21/2022	399,793	0.0
500,000 (6)	Sumitomo Mitsui Trust Bank Ltd., 0.150%, 03/07/2022	499,859	0.1
400,000 (6)	Sumitomo Mitsui Trust Bank Ltd., 0.280%, 04/07/2022	399,761	0.0
350,000 (6)	Sumitomo Mitsui Trust Bank Ltd., 0.290%, 04/08/2022	349,788	0.0
475,000 (6)	Swedbank AB, 0.150%, 03/23/2022	474,839	0.0
500,000 (6)	Swedbank AB, 0.150%, 03/24/2022	499,826	0.1
475,000 (6)	Thunder Bay Funding LLC, 0.130%, 03/18/2022	474,789	0.0
475,000 (6)	Westpac Banking Corp., 0.130%, 03/25/2022	474,820	0.0
	Total Commercial Paper (Cost $14,691,892)	14,691,892	0.6

	Floating Rate Notes: 0.2%
450,000 (6)	Bank of Montreal, 0.120%, 01/05/2022	450,010	0.0
250,000 (6)	Bank of Nova Scotia, 0.130%, 02/28/2022	250,025	0.0
475,000 (6)	Barclays Bank PLC, 0.160%, 03/22/2022	474,988	0.1
250,000 (6)	Barclays Bank PLC, 0.160%, 03/24/2022	249,993	0.0
475,000 (6)	Canadian Imperial Bank of Commerce, 0.130%, 02/10/2022	475,034	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Floating Rate Notes (continued)
475,000 (6)	DBS Bank Ltd., 0.140%, 03/16/2022	$474,975	0.0
325,000 (6)	National Australia Bank Ltd., 0.130%, 03/10/2022	324,994	0.0
400,000 (6)	Sumitomo Mitsui Trust Bank Ltd., 0.150%, 03/14/2022	400,006	0.0
375,000 (6)	Sumitomo Mitsui Trust Bank Ltd., 0.150%, 03/22/2022	374,999	0.0
400,000 (6)	Sumitomo Mitsui Trust Bank Ltd., 0.160%, 03/08/2022	400,017	0.0
	Total Floating Rate Notes (Cost $3,875,041)	3,875,041	0.2

	Repurchase Agreements: 1.7%
9,302,105 (6)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $9,302,143, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $9,488,147, due 02/01/22-07/20/71)	9,302,105	0.4
3,200,151 (6)	CF Secured LLC, Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $3,200,164, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $3,264,154, due 01/20/22-06/20/69)	3,200,151	0.1
6,028,663 (6)	Citadel Securities LLC, Repurchase Agreement dated 12/31/21, 0.07%, due 01/03/22 (Repurchase Amount $6,028,698, collateralized by various U.S. Government Securities, 0.000%-7.250%, Market Value plus accrued interest $6,149,272, due 01/04/22-11/15/51)	6,028,663	0.3
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
8,135,186 (6)	Citigroup, Inc., Repurchase Agreement dated 12/31/21, 0.06%, due 01/03/22 (Repurchase Amount $8,135,226, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-3.500%, Market Value plus accrued interest $8,297,890, due 02/15/22-12/20/51)	$8,135,186	0.4
4,188,902 (6)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/31/21, 0.06%, due 01/03/22 (Repurchase Amount $4,188,923, collateralized by various U.S. Government Agency Obligations, 0.550%-7.500%, Market Value plus accrued interest $4,272,701, due 01/01/23-10/20/71)	4,188,902	0.2
7,910,507 (6)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/21, 0.07%, due 01/03/22 (Repurchase Amount $7,910,553, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $8,068,758, due 07/15/23-02/15/48)	7,910,507	0.3
	Total Repurchase Agreements (Cost $38,765,514)	38,765,514	1.7

	Certificates of Deposit: 0.3%
325,000 (6)	Bank of Montreal, 0.130%, 02/28/2022	324,990	0.0
425,000 (6)	Bank of Montreal, 0.220%, 03/21/2022	425,016	0.0
420,000 (6)	BNP Paribas, 0.130%, 03/03/2022	420,004	0.0
300,000 (6)	Credit Agricole, 0.230%, 03/09/2022	300,040	0.0
400,000 (6)	Credit Agricole, 0.320%, 06/07/2022	400,193	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Certificates of Deposit (continued)
475,000 (6)	Landesbank Baden-Wurttemberg, 0.160%, 03/21/2022	$474,990	0.0
350,000 (6)	Lloyds Bank PLC, 0.130%, 02/22/2022	350,061	0.0
325,000 (6)	Mitsubishi UFJ Trust and Banking Corp., 0.130%, 01/26/2022	325,015	0.0
250,000 (6)	Mitsubishi UFJ Trust and Banking Corp., 0.150%, 03/02/2022	249,995	0.0
475,000 (6)	Mizuho Bank Ltd., 0.150%, 03/07/2022	474,981	0.0
475,000 (6)	Mizuho Bank Ltd., 0.150%, 03/14/2022	474,965	0.0
475,000 (6)	MUFG Bank LTD, 0.130%, 01/07/2022	475,016	0.1
475,000 (6)	Norinchukin Bank of New York, 0.110%, 01/27/2022	475,002	0.0
500,000 (6)	Norinchukin Bank of New York, 0.240%, 03/14/2022	500,062	0.1
450,000 (6)	Oversea-Chinese Banking Corp. Ltd., 0.250%, 03/17/2022	450,062	0.0
450,000 (6)	Oversea-Chinese Banking Corp. Ltd., 0.260%, 03/24/2022	450,045	0.0
490,000 (6)	Svenska Handelsbanken AB, 0.110%, 02/10/2022	490,054	0.1
350,000 (6)	Toronto-Dominion Bank, 0.150%, 03/03/2022	350,039	0.0
	Total Certificates of Deposit (Cost $7,410,530)	7,410,530	0.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.8%
36,958,000 (6)(7)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030%	36,958,000	1.6
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds (continued)
1,962,000 (6)(7)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.020%	$1,962,000	0.1
1,962,000 (6)(7)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 0.030%	1,962,000	0.1
	Total Mutual Funds (Cost $40,882,000)	40,882,000	1.8
	Total Short-Term Investments (Cost $105,624,977)	105,624,977	4.6
	Total Investments in Securities (Cost $1,641,012,086)	$2,347,855,561	103.1
	Liabilities in Excess of Other Assets	(69,811,610)	(3.1)
	Net Assets	$2,278,043,951	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer. These holdings are non-income producing.

(4)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(5)
Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2021, the Portfolio held restricted securities with a fair value of $— or 0.0% of net assets. Please refer to the table below for additional details.

(6)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(7)
Rate shown is the 7-day yield as of December 31, 2021.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2021 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Common Stock*	$2,242,230,584	$—	$—	$2,242,230,584
Other	—	—	—	—
Short-Term Investments	40,882,000	64,742,977	—	105,624,977
Total Investments, at fair value	$2,283,112,584	$64,742,977	$—	$2,347,855,561

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2021, Voya Growth and Income Portfolio held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
Southern Energy (Escrow)	11/30/2005	$—	$—
		$—	$—
At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $1,656,111,721.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$741,131,057
Gross Unrealized Depreciation	(49,387,216)
Net Unrealized Appreciation	$691,743,841
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 26.5%
	Basic Materials: 0.7%
445,000 (1)(2)	Anglo American Capital PLC, 2.250%, 03/17/2028	$437,337	0.0
1,250,000 (2)	Anglo American Capital PLC, 3.625%, 09/11/2024	1,312,964	0.1
476,000 (2)	Anglo American Capital PLC, 5.625%, 04/01/2030	564,454	0.0
1,195,000	Celanese US Holdings LLC, 1.400%, 08/05/2026	1,167,213	0.0
1,506,000	Dow Chemical Co/The, 4.250%, 10/01/2034	1,741,063	0.1
500,000	Dow Chemical Co/The, 4.625%, 10/01/2044	605,829	0.0
1,115,000	Ecolab, Inc., 2.125%, 02/01/2032	1,107,014	0.0
580,000	Ecolab, Inc., 2.700%, 12/15/2051	570,862	0.0
1,590,000	Ecolab, Inc., 2.750%, 08/18/2055	1,564,912	0.1
2,195,000 (1)(2)	Glencore Funding LLC, 2.625%, 09/23/2031	2,135,342	0.1
950,000 (2)	International Flavors & Fragrances, Inc., 3.268%, 11/15/2040	966,415	0.0
2,445,000	Mosaic Co/The, 5.450%, 11/15/2033	3,036,364	0.1
702,000 (2)	Newcrest Finance Pty Ltd., 3.250%, 05/13/2030	736,038	0.0
561,000 (2)	Newcrest Finance Pty Ltd., 4.200%, 05/13/2050	638,252	0.0
747,000 (1)	Newmont Corp., 2.250%, 10/01/2030	737,391	0.0
1,333,000	PPG Industries, Inc., 1.200%, 03/15/2026	1,305,051	0.1
1,168,000 (1)	Rio Tinto Finance USA Ltd., 2.750%, 11/02/2051	1,160,143	0.0
1,147,000 (1)	Steel Dynamics, Inc., 1.650%, 10/15/2027	1,123,154	0.0
362,000	Teck Resources Ltd., 5.400%, 02/01/2043	442,369	0.0
1,047,000	Teck Resources Ltd., 6.125%, 10/01/2035	1,359,054	0.1
		22,711,221	0.7
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: 2.4%
6,026,000	Alibaba Group Holding Ltd., 3.600%, 11/28/2024	$6,342,719	0.2
2,340,000	Amazon.com, Inc., 2.875%, 05/12/2041	2,434,548	0.1
813,000	Amazon.com, Inc., 3.100%, 05/12/2051	870,139	0.0
3,130,000	AT&T, Inc., 2.550%, 12/01/2033	3,064,905	0.1
1,520,000	AT&T, Inc., 3.100%, 02/01/2043	1,480,775	0.1
990,000	AT&T, Inc., 3.300%, 02/01/2052	972,297	0.0
4,606,000	AT&T, Inc., 3.550%, 09/15/2055	4,630,496	0.2
2,423,000	AT&T, Inc., 3.650%, 09/15/2059	2,451,723	0.1
764,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 2.250%, 01/15/2029	746,051	0.0
1,065,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 3.500%, 03/01/2042	1,034,833	0.0
820,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 3.850%, 04/01/2061	775,599	0.0
829,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 3.900%, 06/01/2052	832,903	0.0
750,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/2022	761,147	0.0
2,500,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.908%, 07/23/2025	2,755,001	0.1
1,250,000	Comcast Corp., 2.650%, 02/01/2030	1,297,683	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
1,574,000 (2)	Comcast Corp., 2.887%, 11/01/2051	$1,526,467	0.1
1,000,000	Comcast Corp., 3.999%, 11/01/2049	1,161,650	0.1
3,655,000	Comcast Corp., 4.000%, 03/01/2048	4,220,502	0.1
765,000	Corning, Inc., 5.450%, 11/15/2079	1,013,234	0.0
3,500,000	Discovery Communications LLC, 5.200%, 09/20/2047	4,348,587	0.2
738,000 (2)	NBN Co. Ltd., 1.450%, 05/05/2026	727,503	0.0
550,000 (2)	NBN Co. Ltd., 1.625%, 01/08/2027	539,971	0.0
2,630,000 (2)	Tencent Holdings Ltd., 2.985%, 01/19/2023	2,674,214	0.1
3,754,000	Time Warner Cable LLC, 5.875%, 11/15/2040	4,693,678	0.2
527,000 (1)	T-Mobile USA, Inc., 2.050%, 02/15/2028	523,488	0.0
735,000	T-Mobile USA, Inc., 3.300%, 02/15/2051	719,548	0.0
865,000 (2)	T-Mobile USA, Inc., 3.600%, 11/15/2060	859,163	0.0
818,000	T-Mobile USA, Inc., 3.750%, 04/15/2027	886,222	0.0
462,000	T-Mobile USA, Inc., 3.875%, 04/15/2030	505,763	0.0
851,000	T-Mobile USA, Inc., 4.375%, 04/15/2040	974,435	0.0
806,000	VeriSign, Inc., 2.700%, 06/15/2031	811,187	0.0
861,000 (1)	Verizon Communications, Inc., 2.100%, 03/22/2028	863,267	0.0
3,782,000 (2)	Verizon Communications, Inc., 2.355%, 03/15/2032	3,730,786	0.1
542,000	Verizon Communications, Inc., 2.987%, 10/30/2056	514,259	0.0
779,000	Verizon Communications, Inc., 3.400%, 03/22/2041	817,023	0.0
1,950,000	Verizon Communications, Inc., 3.550%, 03/22/2051	2,104,825	0.1
2,940,000	Verizon Communications, Inc., 3.700%, 03/22/2061	3,194,174	0.1
2,000,000	Verizon Communications, Inc., 3.850%, 11/01/2042	2,239,325	0.1
240,000	Verizon Communications, Inc., 4.000%, 03/22/2050	276,314	0.0
208,000	Verizon Communications, Inc., 4.500%, 08/10/2033	244,896	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
2,750,000	Verizon Communications, Inc., 4.812%, 03/15/2039	$3,454,688	0.1
500,000 (1)	Vodafone Group PLC, 4.375%, 02/19/2043	587,553	0.0
880,000	Vodafone Group PLC, 5.125%, 06/19/2059	1,161,239	0.1
539,000	Walt Disney Co/The, 2.000%, 09/01/2029	536,696	0.0
		76,361,476	2.4
	Consumer, Cyclical: 1.1%
717,014 (2)	Alaska Airlines 2020-1 Class A Pass Through Trust, 4.800%, 02/15/2029	785,104	0.0
40,671	American Airlines 2015-2 Class AA Pass Through Trust, 3.600%, 03/22/2029	42,032	0.0
2,187,235	American Airlines 2016-2 Class AA Pass Through Trust, 3.200%, 12/15/2029	2,204,489	0.1
386,719	American Airlines 2017-1 Class A Pass Through Trust, 4.000%, 08/15/2030	387,018	0.0
704,386	American Airlines 2017-2 Class A Pass Through Trust, 3.600%, 04/15/2031	687,199	0.0
47,013	American Airlines 2017-2 Class AA Pass Through Trust, 3.350%, 04/15/2031	47,960	0.0
511,602 (2)	British Airways 2020-1 Class A Pass Through Trust, 4.250%, 05/15/2034	546,168	0.0
22,845	Continental Airlines 2012-2 Class A Pass Through Trust, 4.000%, 04/29/2026	23,712	0.0
1,875,000 (2)	Daimler Finance North America LLC, 2.125%, 03/10/2025	1,911,358	0.1
616,361	Delta Air Lines 2020-1 Class A Pass Through Trust, 2.500%, 12/10/2029	614,348	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
840,000 (2)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.500%, 10/20/2025	$883,371	0.0
793,000 (2)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.750%, 10/20/2028	866,576	0.0
1,400,000	General Motors Co., 5.400%, 04/01/2048	1,790,529	0.1
935,000 (1)	General Motors Co., 6.125%, 10/01/2025	1,074,979	0.1
1,000,000	General Motors Financial Co., Inc., 3.950%, 04/13/2024	1,052,797	0.0
1,893,000	General Motors Financial Co., Inc., 4.350%, 01/17/2027	2,086,774	0.1
873,000 (1)(2)	Harley-Davidson Financial Services, Inc., 3.350%, 06/08/2025	915,326	0.0
1,652,000	Hasbro, Inc., 3.000%, 11/19/2024	1,720,337	0.1
1,155,000 (1)	Lowe’s Cos, Inc., 1.700%, 10/15/2030	1,098,713	0.1
595,000	Lowe’s Cos, Inc., 2.800%, 09/15/2041	581,528	0.0
550,000 (1)	McDonald’s Corp., 3.500%, 07/01/2027	596,898	0.0
222,000 (1)(2)	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.500%, 06/20/2027	237,319	0.0
2,225,000 (2)	Nissan Motor Co. Ltd., 4.810%, 09/17/2030	2,491,018	0.1
2,250,000	Toyota Motor Credit Corp., 2.150%, 02/13/2030	2,257,141	0.1
917,829	United Airlines 2012-1 Class A Pass Through Trust, 4.150%, 10/11/2025	952,567	0.0
130,592	United Airlines 2013-1 Class A Pass Through Trust, 4.300%, 02/15/2027	136,736	0.0
559,627	United Airlines 2014-1 Class A Pass Through Trust, 4.000%, 10/11/2027	586,771	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
1,773,527	United Airlines 2016-1 Class AA Pass Through Trust, 3.100%, 01/07/2030	$1,829,462	0.1
977,805	United Airlines 2016-2 Class A Pass Through Trust, 3.100%, 04/07/2030	970,049	0.0
3,704,618	United Airlines 2016-2 Class AA Pass Through Trust, 2.875%, 04/07/2030	3,782,847	0.1
376,684	United Airlines 2019-2 Class A Pass Through Trust, 2.900%, 11/01/2029	374,447	0.0
59,618	United Airlines 2020-1 Class A Pass Through Trust, 5.875%, 04/15/2029	65,417	0.0
772,023	US Airways 2012-1 Class A Pass Through Trust, 5.900%, 04/01/2026	810,117	0.0
		34,411,107	1.1
	Consumer, Non-cyclical: 4.2%
114,000	Abbott Laboratories, 4.900%, 11/30/2046	156,232	0.0
2,554,000	AbbVie, Inc., 2.600%, 11/21/2024	2,651,668	0.1
830,000	AbbVie, Inc., 2.900%, 11/06/2022	845,449	0.0
732,000	AbbVie, Inc., 4.050%, 11/21/2039	841,494	0.0
2,250,000	AbbVie, Inc., 4.300%, 05/14/2036	2,656,980	0.1
1,964,000	AbbVie, Inc., 4.400%, 11/06/2042	2,348,805	0.1
1,037,000	AbbVie, Inc., 4.500%, 05/14/2035	1,242,469	0.0
522,000	AbbVie, Inc., 4.550%, 03/15/2035	628,603	0.0
1,700,000	AbbVie, Inc., 4.625%, 10/01/2042	2,083,990	0.1
2,403,000	Aetna, Inc., 4.500%, 05/15/2042	2,851,774	0.1
848,000 (1)	Altria Group, Inc., 2.450%, 02/04/2032	806,012	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
1,691,000	Altria Group, Inc., 3.700%, 02/04/2051	$1,579,322	0.1
301,000	Altria Group, Inc., 4.800%, 02/14/2029	339,799	0.0
730,000	Altria Group, Inc., 5.800%, 02/14/2039	878,726	0.0
1,000,000	Altria Group, Inc., 5.950%, 02/14/2049	1,250,575	0.1
415,000 (1)	Amgen, Inc., 3.000%, 01/15/2052	403,684	0.0
798,000	Amgen, Inc., 3.375%, 02/21/2050	832,327	0.0
2,462,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.700%, 02/01/2036	2,975,878	0.1
3,000,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	3,800,539	0.1
1,909,000	Anheuser-Busch InBev Finance, Inc., 4.000%, 01/17/2043	2,128,976	0.1
1,260,000	Anheuser-Busch InBev Worldwide, Inc., 5.450%, 01/23/2039	1,651,985	0.1
1,416,000	Anthem, Inc., 2.875%, 09/15/2029	1,483,439	0.1
1,000,000	Anthem, Inc., 3.500%, 08/15/2024	1,056,581	0.0
862,000	Astrazeneca Finance LLC, 1.750%, 05/28/2028	857,652	0.0
878,000	AstraZeneca PLC, 0.700%, 04/08/2026	850,111	0.0
3,079,000	BAT Capital Corp., 2.259%, 03/25/2028	3,002,931	0.1
866,000 (1)	BAT Capital Corp., 2.726%, 03/25/2031	841,428	0.0
140,000	BAT Capital Corp., 3.215%, 09/06/2026	145,850	0.0
866,000	BAT Capital Corp., 3.734%, 09/25/2040	833,559	0.0
750,000	BAT Capital Corp., 4.390%, 08/15/2037	791,576	0.0
550,000 (1)(2)	Baxter International, Inc., 1.915%, 02/01/2027	552,353	0.0
1,150,000 (1)(2)	Baxter International, Inc., 2.272%, 12/01/2028	1,159,257	0.0
800,000 (1)(2)	Baxter International, Inc., 2.539%, 02/01/2032	809,074	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
425,000 (2)	Baxter International, Inc., 3.132%, 12/01/2051	$438,347	0.0
227,000	Becton Dickinson and Co., 3.363%, 06/06/2024	237,779	0.0
1,757,000	Bristol-Myers Squibb Co., 4.125%, 06/15/2039	2,082,050	0.1
1,085,000	Bristol-Myers Squibb Co., 4.250%, 10/26/2049	1,344,155	0.1
1,020,000 (2)	Cargill, Inc., 2.125%, 11/10/2031	1,006,545	0.0
2,000,000 (2)	Cargill, Inc., 3.875%, 05/23/2049	2,412,851	0.1
2,195,000	Cigna Corp., 3.250%, 04/15/2025	2,307,170	0.1
3,900,000	Cigna Corp., 4.800%, 08/15/2038	4,805,636	0.2
935,000	Cigna Corp., 4.900%, 12/15/2048	1,211,146	0.0
1,443,000	Coca-Cola Co/The, 2.875%, 05/05/2041	1,504,945	0.1
1,355,000 (1)	CVS Health Corp., 2.125%, 09/15/2031	1,328,404	0.1
798,000	CVS Health Corp., 2.700%, 08/21/2040	770,311	0.0
1,075,000	CVS Health Corp., 3.875%, 07/20/2025	1,156,236	0.0
1,886,000	CVS Health Corp., 4.125%, 04/01/2040	2,169,690	0.1
3,000,000	CVS Health Corp., 4.780%, 03/25/2038	3,658,198	0.1
2,590,000	CVS Health Corp., 5.050%, 03/25/2048	3,392,232	0.1
54,786	CVS Pass-Through Trust, 6.943%, 01/10/2030	64,944	0.0
1,400,000 (2)	Element Fleet Management Corp., 3.850%, 06/15/2025	1,489,908	0.1
1,237,000 (2)	Fresenius Medical Care US Finance III, Inc., 1.875%, 12/01/2026	1,224,441	0.0
557,000	Gilead Sciences, Inc., 0.750%, 09/29/2023	554,878	0.0
557,000	Gilead Sciences, Inc., 3.500%, 02/01/2025	589,229	0.0
566,000	Gilead Sciences, Inc., 4.500%, 02/01/2045	691,563	0.0
1,000,000 (1)	Global Payments, Inc., 1.200%, 03/01/2026	971,595	0.0
1,000,000	Global Payments, Inc., 2.650%, 02/15/2025	1,028,416	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
3,000,000 (1)	Global Payments, Inc., 3.200%, 08/15/2029	$3,127,813	0.1
602,000 (2)	GXO Logistics, Inc., 1.650%, 07/15/2026	588,031	0.0
1,166,000	HCA, Inc., 4.125%, 06/15/2029	1,284,270	0.1
1,604,000 (1)	HCA, Inc., 4.500%, 02/15/2027	1,767,927	0.1
407,000	HCA, Inc., 5.125%, 06/15/2039	502,082	0.0
772,000	HCA, Inc., 5.250%, 04/15/2025	854,672	0.0
500,000	HCA, Inc., 5.250%, 06/15/2049	643,371	0.0
1,400,000 (1)	Hormel Foods Corp., 3.050%, 06/03/2051	1,490,697	0.1
1,115,000	Humana, Inc., 1.350%, 02/03/2027	1,084,740	0.0
1,229,000	Humana, Inc., 2.150%, 02/03/2032	1,189,777	0.0
1,815,000	Humana, Inc., 3.125%, 08/15/2029	1,903,582	0.1
500,000	Johnson & Johnson, 3.625%, 03/03/2037	575,003	0.0
969,000	Laboratory Corp. of America Holdings, 3.250%, 09/01/2024	1,015,126	0.0
1,870,000 (2)	Mars, Inc., 3.875%, 04/01/2039	2,166,746	0.1
631,000 (2)	Mars, Inc., 4.125%, 04/01/2054	792,266	0.0
1,595,000	McKesson Corp., 1.300%, 08/15/2026	1,558,594	0.1
1,436,000	Medtronic, Inc., 4.375%, 03/15/2035	1,769,245	0.1
1,458,000	Merck & Co., Inc., 1.900%, 12/10/2028	1,465,786	0.1
600,000	Merck & Co., Inc., 2.150%, 12/10/2031	602,171	0.0
450,000	Merck & Co., Inc., 2.750%, 12/10/2051	446,130	0.0
450,000	Merck & Co., Inc., 2.900%, 12/10/2061	448,663	0.0
1,627,000	Mylan, Inc., 5.200%, 04/15/2048	2,018,990	0.1
1,537,000 (1)(2)	Nestle Holdings, Inc., 1.500%, 09/14/2028	1,498,589	0.1
1,102,000	PayPal Holdings, Inc., 2.850%, 10/01/2029	1,160,904	0.0
474,000 (1)	PepsiCo, Inc., 2.625%, 10/21/2041	480,534	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
177,000 (1)	PepsiCo, Inc., 2.750%, 10/21/2051	$181,875	0.0
237,000	PerkinElmer, Inc., 1.900%, 09/15/2028	231,690	0.0
2,449,000 (1)	PerkinElmer, Inc., 3.300%, 09/15/2029	2,594,692	0.1
1,500,000	Philip Morris International, Inc., 3.875%, 08/21/2042	1,616,884	0.1
1,480,000	Regeneron Pharmaceuticals, Inc., 1.750%, 09/15/2030	1,401,276	0.1
690,000	Reynolds American, Inc., 5.700%, 08/15/2035	819,544	0.0
560,000 (1)	Reynolds American, Inc., 5.850%, 08/15/2045	681,900	0.0
624,000	Reynolds American, Inc., 6.150%, 09/15/2043	766,824	0.0
1,130,000 (2)	Roche Holdings, Inc., 1.930%, 12/13/2028	1,137,665	0.0
1,200,000 (2)	Roche Holdings, Inc., 2.076%, 12/13/2031	1,197,475	0.0
480,000 (2)	Roche Holdings, Inc., 2.607%, 12/13/2051	472,290	0.0
537,000	Royalty Pharma PLC, 1.200%, 09/02/2025	526,156	0.0
796,000 (1)	Royalty Pharma PLC, 1.750%, 09/02/2027	782,593	0.0
2,702,000	Royalty Pharma PLC, 3.550%, 09/02/2050	2,685,293	0.1
600,000 (1)	Takeda Pharmaceutical Co. Ltd., 3.375%, 07/09/2060	623,323	0.0
830,000 (2)	Triton Container International Ltd., 2.050%, 04/15/2026	824,293	0.0
862,000 (2)	Triton Container International Ltd., 3.150%, 06/15/2031	870,238	0.0
485,000	UnitedHealth Group, Inc., 2.750%, 05/15/2040	493,382	0.0
245,000	UnitedHealth Group, Inc., 3.050%, 05/15/2041	256,776	0.0
1,250,000	UnitedHealth Group, Inc., 3.250%, 05/15/2051	1,355,041	0.1
1,111,000	UnitedHealth Group, Inc., 3.500%, 08/15/2039	1,234,191	0.0
990,000	Viatris, Inc., 2.700%, 06/22/2030	994,449	0.0
1,500,000	Viatris, Inc., 3.850%, 06/22/2040	1,591,313	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
536,000 (1)	Viatris, Inc., 4.000%, 06/22/2050	$572,144	0.0
1,065,000 (1)(2)	Viterra Finance BV, 2.000%, 04/21/2026	1,059,237	0.0
		137,186,020	4.2
	Energy: 2.4%
277,000 (1)	Baker Hughes Holdings LLC / Baker Hughes Co-Obligor, Inc., 2.061%, 12/15/2026	279,651	0.0
450,000	BP Capital Markets America, Inc., 1.749%, 08/10/2030	433,226	0.0
357,000	BP Capital Markets America, Inc., 2.772%, 11/10/2050	337,233	0.0
1,000,000	BP Capital Markets America, Inc., 3.379%, 02/08/2061	1,030,221	0.0
923,000 (3)	BP Capital Markets PLC, 4.875%, 12/31/2199	999,147	0.0
408,000	Burlington Resources LLC, 5.950%, 10/15/2036	556,690	0.0
205,000	Canadian Natural Resources Ltd., 6.750%, 02/01/2039	283,334	0.0
1,104,000 (1)	Cenovus Energy, Inc./CA, 3.750%, 02/15/2052	1,109,245	0.0
1,665,000	Cheniere Corpus Christi Holdings LLC, 3.700%, 11/15/2029	1,784,877	0.1
117,000	Chevron USA, Inc., 3.250%, 10/15/2029	126,528	0.0
1,334,000 (1)(2)	ConocoPhillips, 2.400%, 02/15/2031	1,339,650	0.1
647,000 (2)	ConocoPhillips, 3.750%, 10/01/2027	709,708	0.0
580,000 (1)	Continental Resources, Inc., 4.900%, 06/01/2044	643,730	0.0
4,243,000 (2)	Coterra Energy, Inc., 3.900%, 05/15/2027	4,562,717	0.2
1,652,000	Diamondback Energy, Inc., 2.875%, 12/01/2024	1,714,961	0.1
266,000 (1)	Diamondback Energy, Inc., 3.125%, 03/24/2031	274,430	0.0
1,160,000 (1)	Diamondback Energy, Inc., 3.250%, 12/01/2026	1,224,212	0.1
2,000,000	Diamondback Energy, Inc., 3.500%, 12/01/2029	2,122,998	0.1
31,000	Diamondback Energy, Inc., 4.400%, 03/24/2051	35,613	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
979,000 (3)	Enbridge, Inc., 5.750%, 07/15/2080	$1,089,138	0.0
1,067,000	Energy Transfer L.P. / Regency Energy Finance Corp., 4.500%, 11/01/2023	1,118,143	0.0
582,000	Energy Transfer L.P., 4.250%, 04/01/2024	611,333	0.0
275,000	Energy Transfer L.P., 4.900%, 03/15/2035	311,626	0.0
1,625,000	Energy Transfer L.P., 5.300%, 04/01/2044	1,864,840	0.1
2,000,000	Energy Transfer L.P., 5.300%, 04/15/2047	2,323,020	0.1
845,000	Energy Transfer L.P., 5.350%, 05/15/2045	973,676	0.0
490,000	Energy Transfer L.P., 5.800%, 06/15/2038	594,652	0.0
1,385,000 (1)	Enterprise Products Operating LLC, 3.750%, 02/15/2025	1,472,722	0.1
589,000	Enterprise Products Operating LLC, 3.950%, 01/31/2060	637,900	0.0
283,000	Enterprise Products Operating LLC, 4.200%, 01/31/2050	318,067	0.0
2,400,000 (3)	Enterprise Products Operating LLC, 4.875%, 08/16/2077	2,250,062	0.1
826,000 (1)	Equinor ASA, 3.125%, 04/06/2030	888,293	0.0
1,394,000 (1)	Exxon Mobil Corp., 2.726%, 03/01/2023	1,421,763	0.1
755,000	Exxon Mobil Corp., 4.227%, 03/19/2040	892,942	0.0
1,472,000 (2)	Flex Intermediate Holdco LLC, 3.363%, 06/30/2031	1,479,915	0.1
79,000	Halliburton Co., 3.500%, 08/01/2023	81,587	0.0
66,000 (1)	Halliburton Co., 3.800%, 11/15/2025	71,015	0.0
2,306,000	Hess Corp., 5.600%, 02/15/2041	2,852,599	0.1
1,000,000	Kinder Morgan Energy Partners L.P., 4.250%, 09/01/2024	1,066,770	0.0
920,000	Kinder Morgan Energy Partners L.P., 5.400%, 09/01/2044	1,121,837	0.0
803,000	Kinder Morgan, Inc., 3.600%, 02/15/2051	809,404	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
786,000 (1)	Kinder Morgan, Inc., 5.550%, 06/01/2045	$996,000	0.0
647,000 (2)	Lundin Energy Finance BV, 2.000%, 07/15/2026	643,127	0.0
751,000	Marathon Petroleum Corp., 4.700%, 05/01/2025	819,920	0.0
1,336,000	Marathon Petroleum Corp., 4.750%, 09/15/2044	1,575,922	0.1
1,000,000	Marathon Petroleum Corp., 5.000%, 09/15/2054	1,192,216	0.1
373,000	MPLX L.P., 4.700%, 04/15/2048	431,378	0.0
928,000	MPLX L.P., 5.200%, 12/01/2047	1,129,861	0.0
570,000 (1)	MPLX L.P., 5.500%, 02/15/2049	729,614	0.0
679,000 (2)	Northern Natural Gas Co., 3.400%, 10/16/2051	699,332	0.0
718,000	ONEOK Partners L.P., 6.125%, 02/01/2041	907,781	0.0
908,000	ONEOK Partners L.P., 6.200%, 09/15/2043	1,177,816	0.0
770,000	ONEOK, Inc., 2.200%, 09/15/2025	778,518	0.0
510,000 (1)	Phillips 66, 0.900%, 02/15/2024	506,466	0.0
523,000 (1)	Phillips 66, 3.300%, 03/15/2052	523,402	0.0
1,380,000	Plains All American Pipeline L.P. / PAA Finance Corp., 3.550%, 12/15/2029	1,431,082	0.1
1,180,000 (1)	Plains All American Pipeline L.P. / PAA Finance Corp., 4.500%, 12/15/2026	1,296,289	0.1
1,779,000	Plains All American Pipeline L.P. / PAA Finance Corp., 4.650%, 10/15/2025	1,942,039	0.1
500,000	Plains All American Pipeline L.P. / PAA Finance Corp., 4.900%, 02/15/2045	543,859	0.0
900,000	Sabine Pass Liquefaction LLC, 4.200%, 03/15/2028	986,635	0.0
906,000	Sabine Pass Liquefaction LLC, 5.000%, 03/15/2027	1,018,288	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
1,046,000 (2)	Santos Finance Ltd., 3.649%, 04/29/2031	$1,066,107	0.0
500,000 (2)	Schlumberger Holdings Corp., 3.750%, 05/01/2024	524,831	0.0
1,500,000 (1)(2)	Schlumberger Investment SA, 2.400%, 08/01/2022	1,509,597	0.1
330,000	Shell International Finance BV, 2.875%, 11/26/2041	330,928	0.0
1,550,000	Shell International Finance BV, 4.125%, 05/11/2035	1,811,653	0.1
616,000	Shell International Finance BV, 4.000%, 05/10/2046	718,083	0.0
500,000	TotalEnergies Capital International SA, 2.986%, 06/29/2041	507,618	0.0
2,000,000	TotalEnergies Capital Canada Ltd., 2.750%, 07/15/2023	2,055,662	0.1
257,000	Transcontinental Gas Pipe Line Co. LLC, 3.250%, 05/15/2030	271,184	0.0
392,000	Valero Energy Corp., 2.850%, 04/15/2025	406,366	0.0
635,000 (1)	Valero Energy Corp., 3.650%, 12/01/2051	632,405	0.0
3,804,000	Williams Cos, Inc./The, 4.000%, 09/15/2025	4,113,623	0.1
1,017,000	Williams Cos, Inc./The, 5.400%, 03/04/2044	1,267,591	0.1
1,128,000	Williams Partners L.P., 3.600%, 03/15/2022	1,129,023	0.0
		79,493,691	2.4
	Financial: 9.2%
1,147,000 (1)(2)(3)	ABN AMRO Bank NV, 2.470%, 12/13/2029	1,147,930	0.0
730,000 (2)(3)	ABN AMRO Bank NV, 3.324%, 03/13/2037	730,176	0.0
874,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.300%, 01/30/2032	891,140	0.0
2,321,000 (1)	AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.400%, 10/29/2033	2,365,939	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
2,008,000	American Campus Communities Operating Partnership L.P., 2.250%, 01/15/2029	$1,987,735	0.1
826,000 (1)	American Homes 4 Rent L.P., 2.375%, 07/15/2031	810,970	0.0
1,509,000	American International Group, Inc., 3.400%, 06/30/2030	1,633,580	0.1
1,165,000	American International Group, Inc., 3.875%, 01/15/2035	1,290,098	0.1
1,248,000	American International Group, Inc., 3.900%, 04/01/2026	1,353,919	0.1
1,434,000 (1)	American International Group, Inc., 4.250%, 03/15/2029	1,640,124	0.1
245,000	American International Group, Inc., 4.375%, 01/15/2055	301,376	0.0
1,106,000	American International Group, Inc., 4.500%, 07/16/2044	1,365,309	0.1
773,000	American International Group, Inc., 4.800%, 07/10/2045	992,902	0.0
875,000 (1)(2)	ANZ New Zealand Int’l Ltd./London, 1.250%, 06/22/2026	861,100	0.0
1,628,000	Assurant, Inc., 2.650%, 01/15/2032	1,598,829	0.1
1,679,000	Assurant, Inc., 3.700%, 02/22/2030	1,783,882	0.1
519,000 (1)(2)	Athene Global Funding, 2.950%, 11/12/2026	542,904	0.0
789,000 (2)	Aviation Capital Group LLC, 1.950%, 09/20/2026	767,161	0.0
452,000 (1)(2)	Aviation Capital Group LLC, 3.875%, 05/01/2023	465,425	0.0
808,000 (2)	Aviation Capital Group LLC, 4.375%, 01/30/2024	847,950	0.0
863,000 (2)	Aviation Capital Group LLC, 5.500%, 12/15/2024	944,848	0.0
599,000 (2)	Avolon Holdings Funding Ltd., 2.125%, 02/21/2026	588,463	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
1,804,000 (2)	Avolon Holdings Funding Ltd., 2.750%, 02/21/2028	$1,771,389	0.1
391,000 (2)	Avolon Holdings Funding Ltd., 2.875%, 02/15/2025	399,708	0.0
1,565,000 (2)	Avolon Holdings Funding Ltd., 4.250%, 04/15/2026	1,660,065	0.1
1,000,000	Banco Santander SA, 2.746%, 05/28/2025	1,034,420	0.0
800,000 (1)	Banco Santander SA, 2.958%, 03/25/2031	817,037	0.0
2,000,000	Banco Santander SA, 3.125%, 02/23/2023	2,047,621	0.1
1,000,000 (3)	Banco Santander SA, 3.225%, 11/22/2032	1,002,030	0.0
3,375,000 (3)	Bank of America Corp., 0.981%, 09/25/2025	3,336,125	0.1
1,955,000 (3)	Bank of America Corp., 1.197%, 10/24/2026	1,916,961	0.1
1,971,000 (3)	Bank of America Corp., 1.734%, 07/22/2027	1,957,731	0.1
384,000 (3)	Bank of America Corp., 1.898%, 07/23/2031	367,930	0.0
1,396,000 (3)	Bank of America Corp., 1.922%, 10/24/2031	1,338,150	0.1
225,000 (3)	Bank of America Corp., 2.015%, 02/13/2026	228,058	0.0
1,852,000 (3)	Bank of America Corp., 2.087%, 06/14/2029	1,840,388	0.1
990,000 (3)	Bank of America Corp., 2.572%, 10/20/2032	995,476	0.0
220,000 (3)	Bank of America Corp., 2.592%, 04/29/2031	222,476	0.0
1,000,000 (3)	Bank of America Corp., 2.676%, 06/19/2041	964,246	0.0
1,790,000 (3)	Bank of America Corp., 2.687%, 04/22/2032	1,818,446	0.1
1,000,000 (3)	Bank of America Corp., 3.194%, 07/23/2030	1,055,609	0.0
1,000,000 (3)	Bank of America Corp., 3.593%, 07/21/2028	1,077,097	0.0
1,645,000	Bank of America Corp., 3.950%, 04/21/2025	1,759,727	0.1
435,000 (3)	Bank of America Corp., 3.970%, 03/05/2029	476,365	0.0
1,355,000 (3)	Bank of America Corp., 4.078%, 04/23/2040	1,559,539	0.1
323,000 (3)	Bank of America Corp., 4.083%, 03/20/2051	389,506	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
3,641,000	Bank of America Corp., 4.183%, 11/25/2027	$3,986,443	0.1
4,336,000	Bank of America Corp., 4.250%, 10/22/2026	4,787,510	0.2
1,000,000 (3)	Bank of America Corp., 4.271%, 07/23/2029	1,115,658	0.0
1,545,000	Bank of Nova Scotia/ The, 2.200%, 02/03/2025	1,581,656	0.1
929,000 (2)	Banque Federative du Credit Mutuel SA, 1.604%, 10/04/2026	916,799	0.0
1,535,000 (2)	Banque Federative du Credit Mutuel SA, 2.375%, 11/21/2024	1,574,174	0.1
932,000 (3)	Barclays PLC, 3.564%, 09/23/2035	955,609	0.0
608,000	Berkshire Hathaway Finance Corp., 2.850%, 10/15/2050	600,743	0.0
500,000	Berkshire Hathaway Finance Corp., 4.250%, 01/15/2049	615,447	0.0
450,000	BlackRock, Inc., 2.100%, 02/25/2032	446,865	0.0
798,000 (1)(2)	Blackstone Holdings Finance Co. LLC, 1.625%, 08/05/2028	775,634	0.0
1,250,000 (2)	Blackstone Holdings Finance Co. LLC, 2.000%, 01/30/2032	1,204,756	0.0
1,658,000 (1)(2)	Blackstone Holdings Finance Co. LLC, 2.850%, 08/05/2051	1,617,999	0.1
1,181,000 (2)	Blackstone Private Credit Fund, 2.625%, 12/15/2026	1,152,050	0.0
940,000 (2)	Blackstone Secured Lending Fund, 2.850%, 09/30/2028	917,128	0.0
455,000 (2)(3)	BNP Paribas SA, 2.588%, 08/12/2035	436,407	0.0
4,115,000 (2)(3)	BNP Paribas SA, 2.819%, 11/19/2025	4,237,285	0.1
500,000 (2)(3)	BPCE SA, 2.277%, 01/20/2032	482,273	0.0
1,960,000 (2)	BPCE SA, 2.700%, 10/01/2029	2,003,412	0.1
907,000 (2)(3)	BPCE SA, 3.116%, 10/19/2032	910,883	0.0
786,000 (2)(3)	BPCE SA, 3.582%, 10/19/2042	804,482	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
955,000 (2)	BPCE SA, 5.700%, 10/22/2023	$1,027,043	0.0
910,000	Canadian Imperial Bank of Commerce, 2.250%, 01/28/2025	930,304	0.0
1,100,000 (3)	Capital One Financial Corp., 1.878%, 11/02/2027	1,095,027	0.0
1,020,000 (1)(3)	Capital One Financial Corp., 2.618%, 11/02/2032	1,018,368	0.0
452,000	Capital One Financial Corp., 3.650%, 05/11/2027	487,258	0.0
1,379,000	CBRE Services, Inc., 2.500%, 04/01/2031	1,388,414	0.1
1,358,000 (3)	Charles Schwab Corp./ The, 5.375%, 12/31/2199	1,483,615	0.1
1,090,000 (1)	Chubb INA Holdings, Inc., 1.375%, 09/15/2030	1,027,852	0.0
406,000	Chubb INA Holdings, Inc., 2.850%, 12/15/2051	408,052	0.0
288,000	Chubb INA Holdings, Inc., 3.050%, 12/15/2061	294,718	0.0
1,035,000	CI Financial Corp., 4.100%, 06/15/2051	1,124,295	0.0
806,000 (3)	Citigroup, Inc., 1.462%, 06/09/2027	792,590	0.0
461,000 (3)	Citigroup, Inc., 2.904%, 11/03/2042	457,325	0.0
4,000,000	Citigroup, Inc., 5.500%, 09/13/2025	4,527,738	0.2
2,000,000 (2)	Citizens Financial Group, Inc., 4.150%, 09/28/2022	2,052,482	0.1
1,129,000 (2)	CNO Global Funding, 1.750%, 10/07/2026	1,115,996	0.0
525,000	Columbia Property Trust Operating Partnership L.P., 3.650%, 08/15/2026	571,313	0.0
280,000	Columbia Property Trust Operating Partnership L.P., 4.150%, 04/01/2025	303,976	0.0
1,013,000 (2)	Commonwealth Bank of Australia, 2.688%, 03/11/2031	997,236	0.0
745,000 (2)	Commonwealth Bank of Australia, 3.743%, 09/12/2039	799,884	0.0
1,358,000 (2)(3)	Cooperatieve Rabobank UA, 1.004%, 09/24/2026	1,322,124	0.1
5,500,000	Cooperatieve Rabobank UA, 4.375%, 08/04/2025	5,962,687	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
1,235,000 (2)(3)	Credit Agricole SA/ London, 1.907%, 06/16/2026	$1,238,391	0.0
6,000,000 (2)	Credit Suisse AG, 6.500%, 08/08/2023	6,471,930	0.2
3,000,000 (2)(3)	Credit Suisse Group AG, 2.997%, 12/14/2023	3,049,068	0.1
750,000	Credit Suisse Group Funding Guernsey Ltd., 3.800%, 09/15/2022	766,323	0.0
589,000 (1)	Crown Castle International Corp., 1.050%, 07/15/2026	569,404	0.0
760,000	CubeSmart L.P., 2.250%, 12/15/2028	760,745	0.0
470,000	CubeSmart L.P., 2.500%, 02/15/2032	468,470	0.0
1,870,000 (2)(3)	Danske Bank A/S, 1.621%, 09/11/2026	1,843,965	0.1
600,000 (1)(2)	Danske Bank A/S, 5.000%, 01/12/2022	600,534	0.0
813,000 (2)(3)	Depository Trust & Clearing Corp./The, 3.375%, 12/31/2199	821,638	0.0
928,000 (1)(2)	Empower Finance 2020 L.P., 1.357%, 09/17/2027	900,997	0.0
1,925,000 (2)	Federation des Caisses Desjardins du Quebec, 2.050%, 02/10/2025	1,950,356	0.1
1,608,000 (3)	Goldman Sachs Group, Inc./The, 1.542%, 09/10/2027	1,576,325	0.1
802,000 (3)	Goldman Sachs Group, Inc./The, 2.908%, 07/21/2042	798,870	0.0
2,500,000	Goldman Sachs Group, Inc., 4.250%, 10/21/2025	2,728,928	0.1
1,000,000	Goldman Sachs Group, Inc., 5.150%, 05/22/2045	1,303,552	0.1
449,000	Goldman Sachs Group, Inc., 6.750%, 10/01/2037	637,723	0.0
1,153,000 (2)	Hartford Financial Services Group, Inc./The, 2.281%, (US0003M + 2.125%), 02/12/2067	1,101,371	0.0
417,000 (1)	Hartford Financial Services Group, Inc./The, 5.950%, 10/15/2036	561,616	0.0
1,355,000 (3)	HSBC Holdings PLC, 1.589%, 05/24/2027	1,325,899	0.1
985,000 (3)	HSBC Holdings PLC, 2.013%, 09/22/2028	964,954	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
2,303,000 (3)	HSBC Holdings PLC, 2.206%, 08/17/2029	$2,260,132	0.1
915,000 (3)	HSBC Holdings PLC, 2.251%, 11/22/2027	917,444	0.0
1,331,000 (3)	HSBC Holdings PLC, 2.633%, 11/07/2025	1,366,070	0.1
1,600,000 (3)	HSBC Holdings PLC, 2.871%, 11/22/2032	1,615,038	0.1
1,497,000 (3)	HSBC Holdings PLC, 3.973%, 05/22/2030	1,625,372	0.1
2,000,000 (3)	HSBC Holdings PLC, 4.041%, 03/13/2028	2,163,415	0.1
1,250,000	HSBC Holdings PLC, 4.300%, 03/08/2026	1,371,062	0.1
1,673,000 (1)(3)	HSBC Holdings PLC, 4.700%, 12/31/2199	1,677,183	0.1
1,059,000	Intercontinental Exchange, Inc., 2.650%, 09/15/2040	1,019,041	0.0
928,000	Invitation Homes Operating Partnership L.P., 2.300%, 11/15/2028	918,658	0.0
2,030,000 (3)	JPMorgan Chase & Co., 0.969%, 06/23/2025	2,011,343	0.1
1,184,000 (3)	JPMorgan Chase & Co., 1.040%, 02/04/2027	1,146,477	0.0
1,435,000 (3)	JPMorgan Chase & Co., 1.470%, 09/22/2027	1,407,262	0.1
1,349,000 (3)	JPMorgan Chase & Co., 1.953%, 02/04/2032	1,300,674	0.1
2,071,000 (1)(3)	JPMorgan Chase & Co., 2.069%, 06/01/2029	2,055,281	0.1
381,000 (3)	JPMorgan Chase & Co., 2.182%, 06/01/2028	384,387	0.0
949,000 (3)	JPMorgan Chase & Co., 2.525%, 11/19/2041	904,328	0.0
1,888,000 (3)	JPMorgan Chase & Co., 2.545%, 11/08/2032	1,900,721	0.1
1,366,000 (3)	JPMorgan Chase & Co., 2.580%, 04/22/2032	1,385,011	0.1
283,000 (3)	JPMorgan Chase & Co., 3.109%, 04/22/2051	293,185	0.0
2,326,000 (3)	JPMorgan Chase & Co., 3.157%, 04/22/2042	2,432,615	0.1
1,273,000 (3)	JPMorgan Chase & Co., 3.328%, 04/22/2052	1,365,473	0.1
3,320,000	JPMorgan Chase & Co., 3.875%, 09/10/2024	3,523,573	0.1
947,000 (3)	JPMorgan Chase & Co., 3.964%, 11/15/2048	1,113,386	0.0
400,000	Kilroy Realty L.P., 2.650%, 11/15/2033	389,315	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
891,000	Kite Realty Group L.P., 4.000%, 10/01/2026	$946,264	0.0
955,000	Life Storage L.P., 2.400%, 10/15/2031	939,761	0.0
1,125,000 (3)	Lloyds Banking Group PLC, 2.438%, 02/05/2026	1,147,726	0.0
2,177,000 (3)	Lloyds Banking Group PLC, 2.907%, 11/07/2023	2,212,517	0.1
3,310,000	Main Street Capital Corp., 3.000%, 07/14/2026	3,323,176	0.1
684,000	Main Street Capital Corp., 5.200%, 05/01/2024	729,592	0.0
500,000 (1)	Mid-America Apartments L.P., 2.875%, 09/15/2051	493,981	0.0
1,148,000 (3)	Mitsubishi UFJ Financial Group, Inc., 1.538%, 07/20/2027	1,128,191	0.0
750,000	Mitsubishi UFJ Financial Group, Inc., 2.193%, 02/25/2025	765,423	0.0
350,000	Mitsubishi UFJ Financial Group, Inc., 2.757%, 09/13/2026	364,399	0.0
5,870,000	Mizuho Financial Group Cayman 2 Ltd., 4.200%, 07/18/2022	5,977,169	0.2
315,000 (2)	Mizuho Financial Group, Inc., 3.477%, 04/12/2026	336,255	0.0
1,204,000 (3)	Morgan Stanley, 1.512%, 07/20/2027	1,185,482	0.0
1,919,000 (3)	Morgan Stanley, 1.593%, 05/04/2027	1,901,096	0.1
1,615,000 (3)	Morgan Stanley, 1.794%, 02/13/2032	1,530,503	0.1
1,074,000 (3)	Morgan Stanley, 2.188%, 04/28/2026	1,095,894	0.0
4,030,000 (3)	Morgan Stanley, 2.239%, 07/21/2032	3,945,935	0.1
1,123,000 (3)	Morgan Stanley, 2.511%, 10/20/2032	1,123,127	0.0
1,093,000 (1)(3)	Morgan Stanley, 2.802%, 01/25/2052	1,075,169	0.0
1,155,000 (3)	Morgan Stanley, 3.591%, 07/22/2028	1,246,137	0.0
1,035,000 (3)	Morgan Stanley, 3.622%, 04/01/2031	1,128,989	0.0
538,000	Morgan Stanley, 3.875%, 01/27/2026	582,312	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
4,000,000	Morgan Stanley, 4.000%, 07/23/2025	$4,338,620	0.1
1,341,000 (2)	National Australia Bank Ltd., 2.332%, 08/21/2030	1,286,180	0.0
1,575,000 (1)(2)(3)	National Australia Bank Ltd., 3.933%, 08/02/2034	1,671,339	0.1
820,000 (1)(2)	Nationwide Building Society, 1.500%, 10/13/2026	805,078	0.0
890,000 (3)	NatWest Group PLC, 3.032%, 11/28/2035	879,217	0.0
336,000 (1)(3)	NatWest Group PLC, 3.073%, 05/22/2028	349,725	0.0
3,858,000	NatWest Group PLC, 3.875%, 09/12/2023	4,024,587	0.1
398,000 (3)	NatWest Group PLC, 4.269%, 03/22/2025	421,354	0.0
1,766,000 (3)	NatWest Group PLC, 4.519%, 06/25/2024	1,848,086	0.1
1,470,000 (2)(3)	Nordea Bank Abp, 3.750%, 12/31/2199	1,397,235	0.1
2,661,000 (1)(2)(3)	Nordea Bank ABP, 6.125%, 12/31/2199	2,865,751	0.1
1,611,000 (2)	Northwestern Mutual Global Funding, 1.700%, 06/01/2028	1,596,050	0.1
174,000 (2)	Northwestern Mutual Life Insurance Co/The, 3.625%, 09/30/2059	192,194	0.0
1,186,000	Oaktree Specialty Lending Corp., 2.700%, 01/15/2027	1,177,542	0.0
1,096,000	Old Republic International Corp., 3.850%, 06/11/2051	1,181,410	0.0
5,000,000	ORIX Corp., 3.250%, 12/04/2024	5,271,921	0.2
1,665,000 (1)(2)	Pacific Life Global Funding II, 1.375%, 04/14/2026	1,657,926	0.1
1,870,000 (3)	PartnerRe Finance B LLC, 4.500%, 10/01/2050	1,969,786	0.1
584,000	Piedmont Operating Partnership L.P., 3.150%, 08/15/2030	598,842	0.0
1,130,000	Piedmont Operating Partnership L.P., 4.450%, 03/15/2024	1,192,148	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
365,000	Public Storage, 1.950%, 11/09/2028	$364,022	0.0
365,000	Public Storage, 2.250%, 11/09/2031	367,255	0.0
2,118,000 (1)	Realty Income Corp., 2.200%, 06/15/2028	2,139,478	0.1
270,000	Regency Centers L.P., 3.700%, 06/15/2030	295,842	0.0
976,000	Royal Bank of Canada, 2.300%, 11/03/2031	981,645	0.0
802,000 (1)	Sabra Health Care L.P., 3.200%, 12/01/2031	784,621	0.0
760,000 (2)	Scentre Group Trust 1 / Scentre Group Trust 2, 3.625%, 01/28/2026	812,018	0.0
2,131,000 (2)(3)	Societe Generale SA, 1.792%, 06/09/2027	2,086,518	0.1
1,070,000 (1)(2)(3)	Standard Chartered PLC, 1.456%, 01/14/2027	1,037,202	0.0
1,110,000 (2)(3)	Standard Chartered PLC, 1.822%, 11/23/2025	1,109,369	0.0
1,801,000 (2)(3)	Standard Chartered PLC, 3.265%, 02/18/2036	1,779,184	0.1
1,430,000	Sumitomo Mitsui Financial Group, Inc., 2.448%, 09/27/2024	1,471,632	0.1
1,234,000 (2)	Sumitomo Mitsui Trust Bank Ltd., 1.050%, 09/12/2025	1,205,938	0.0
1,137,000 (2)(3)	Svenska Handelsbanken AB, 1.418%, 06/11/2027	1,119,064	0.0
1,501,000 (3)	Truist Financial Corp., 1.267%, 03/02/2027	1,473,458	0.1
700,000 (3)	Truist Financial Corp., 5.100%, 12/31/2199	784,000	0.0
3,500,000	UBS AG/Stamford CT, 7.625%, 08/17/2022	3,635,740	0.1
2,470,000	UBS AG, 5.125%, 05/15/2024	2,648,033	0.1
791,000 (2)(3)	UBS Group AG, 1.008%, 07/30/2024	788,764	0.0
750,000 (1)(2)(3)	UBS Group AG, 1.364%, 01/30/2027	733,417	0.0
1,000,000 (2)(3)	UBS Group AG, 2.095%, 02/11/2032	968,775	0.0
908,000	Unum Group, 4.125%, 06/15/2051	923,681	0.0
163,000	Ventas Realty L.P., 5.700%, 09/30/2043	220,179	0.0
990,000	Visa, Inc., 2.000%, 08/15/2050	869,659	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
1,320,000	Visa, Inc., 4.300%, 12/14/2045	$1,664,623	0.1
2,100,000 (3)	Wells Fargo & Co., 2.406%, 10/30/2025	2,153,821	0.1
752,000 (3)	Wells Fargo & Co., 3.068%, 04/30/2041	772,753	0.0
4,000,000	Wells Fargo & Co., 3.750%, 01/24/2024	4,201,725	0.1
739,000	Wells Fargo & Co., 4.750%, 12/07/2046	924,497	0.0
465,000 (3)	Wells Fargo & Co., 5.013%, 04/04/2051	636,262	0.0
472,000	Westpac Banking Corp., 1.953%, 11/20/2028	470,500	0.0
1,553,000 (1)	Westpac Banking Corp., 2.963%, 11/16/2040	1,526,584	0.1
1,040,000 (3)	Westpac Banking Corp., 3.020%, 11/18/2036	1,029,206	0.0
2,244,000	XLIT Ltd., 4.450%, 03/31/2025	2,434,782	0.1
1,668,000	XLIT Ltd., 5.500%, 03/31/2045	2,290,360	0.1
		296,855,571	9.2
	Industrial: 1.3%
527,000	Avnet, Inc., 3.000%, 05/15/2031	521,084	0.0
1,201,000	Berry Global, Inc., 0.950%, 02/15/2024	1,191,680	0.0
1,472,000	Berry Global, Inc., 1.650%, 01/15/2027	1,440,315	0.1
1,213,000	Boeing Co/The, 3.250%, 02/01/2028	1,264,976	0.0
800,000	Boeing Co/The, 3.250%, 02/01/2035	807,438	0.0
611,000 (1)	Boeing Co/The, 3.625%, 02/01/2031	652,314	0.0
220,000	Boeing Co/The, 3.850%, 11/01/2048	229,689	0.0
768,000	Boeing Co/The, 4.875%, 05/01/2025	840,899	0.0
1,755,000	Boeing Co/The, 5.150%, 05/01/2030	2,046,425	0.1
531,000	Boeing Co/The, 5.805%, 05/01/2050	720,411	0.0
1,290,000	Burlington Northern Santa Fe LLC, 3.900%, 08/01/2046	1,500,542	0.1
400,000 (1)	Canadian Pacific Railway Co., 2.450%, 12/02/2031	408,282	0.0
750,000 (1)	Canadian Pacific Railway Co., 3.100%, 12/02/2051	772,729	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
1,640,000	Canadian Pacific Railway Co., 3.000%, 12/02/2041	$1,680,211	0.1
1,750,000	CSX Corp., 4.650%, 03/01/2068	2,286,467	0.1
1,100,000 (1)	Emerson Electric Co., 2.200%, 12/21/2031	1,096,038	0.0
646,000	FedEx Corp., 3.900%, 02/01/2035	722,131	0.0
874,000	FedEx Corp., 4.250%, 05/15/2030	994,898	0.0
1,250,000	FedEx Corp., 4.400%, 01/15/2047	1,475,892	0.1
284,000	GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/2035	339,380	0.0
1,067,000	General Dynamics Corp., 3.500%, 04/01/2027	1,162,378	0.0
2,171,000	Norfolk Southern Corp., 3.650%, 08/01/2025	2,323,993	0.1
503,000	Norfolk Southern Corp., 4.100%, 05/15/2121	572,464	0.0
278,000	Northrop Grumman Corp., 2.930%, 01/15/2025	289,788	0.0
1,295,000 (2)	Penske Truck Leasing Co. Lp / PTL Finance Corp., 1.200%, 11/15/2025	1,262,941	0.0
1,661,000 (1)(2)	Penske Truck Leasing Co. Lp / PTL Finance Corp., 1.700%, 06/15/2026	1,643,556	0.1
2,365,000	Raytheon Technologies Corp., 3.200%, 03/15/2024	2,462,446	0.1
118,000	Raytheon Technologies Corp., 3.650%, 08/16/2023	122,725	0.0
1,423,000 (1)	Raytheon Technologies Corp., 4.450%, 11/16/2038	1,718,505	0.1
2,066,000	Raytheon Technologies Corp., 4.500%, 06/01/2042	2,559,769	0.1
500,000	Republic Services, Inc., 1.750%, 02/15/2032	471,780	0.0
1,070,000 (2)	Sealed Air Corp., 1.573%, 10/15/2026	1,038,066	0.0
390,000 (2)	TD SYNNEX Corp., 1.750%, 08/09/2026	380,475	0.0
2,105,000 (1)	Teledyne Technologies, Inc., 1.600%, 04/01/2026	2,086,481	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
2,250,000 (2)	TTX Co., 3.600%, 01/15/2025	$2,397,826	0.1
606,000	Union Pacific Corp., 3.550%, 05/20/2061	670,948	0.0
		42,155,942	1.3
	Technology: 1.6%
456,000	Analog Devices, Inc., 2.800%, 10/01/2041	462,120	0.0
930,000	Apple, Inc., 2.650%, 02/08/2051	916,757	0.0
2,117,000	Apple, Inc., 2.800%, 02/08/2061	2,107,379	0.1
955,000	Apple, Inc., 2.850%, 08/05/2061	959,787	0.0
2,765,000	Apple, Inc., 3.750%, 09/12/2047	3,240,771	0.1
2,000,000	Apple, Inc., 3.850%, 05/04/2043	2,360,519	0.1
470,000	Apple, Inc., 4.500%, 02/23/2036	590,614	0.0
785,000	Autodesk, Inc., 2.400%, 12/15/2031	783,603	0.0
844,000 (1)	Citrix Systems, Inc., 1.250%, 03/01/2026	822,757	0.0
1,000,000	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	1,156,998	0.0
775,000	DXC Technology Co., 1.800%, 09/15/2026	766,643	0.0
775,000 (1)	DXC Technology Co., 2.375%, 09/15/2028	758,207	0.0
2,000,000	Fiserv, Inc., 3.500%, 07/01/2029	2,152,993	0.1
1,200,000 (2)	HP, Inc., 2.650%, 06/17/2031	1,184,326	0.1
1,840,000	HP, Inc., 4.050%, 09/15/2022	1,879,367	0.1
760,000	Intel Corp., 3.100%, 02/15/2060	761,930	0.0
1,612,000 (1)	Intel Corp., 3.200%, 08/12/2061	1,655,724	0.1
3,201,000	Intel Corp., 3.250%, 11/15/2049	3,387,312	0.1
4,132,000	International Business Machines Corp., 3.300%, 05/15/2026	4,421,730	0.2
1,000,000	International Business Machines Corp., 3.500%, 05/15/2029	1,086,257	0.0
564,000 (2)	Kyndryl Holdings, Inc., 2.050%, 10/15/2026	549,476	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology (continued)
1,563,000 (1)(2)	Kyndryl Holdings, Inc., 2.700%, 10/15/2028	$1,513,883	0.1
505,000 (1)(2)	Kyndryl Holdings, Inc., 3.150%, 10/15/2031	490,383	0.0
900,000	Microchip Technology, Inc., 2.670%, 09/01/2023	919,505	0.0
4,000,000	Microsoft Corp., 2.921%, 03/17/2052	4,257,869	0.1
450,000	NetApp, Inc., 1.875%, 06/22/2025	453,759	0.0
2,289,000 (1)	NVIDIA Corp., 1.550%, 06/15/2028	2,272,525	0.1
525,000 (2)	NXP BV / NXP Funding LLC / NXP USA, Inc., 3.250%, 11/30/2051	525,968	0.0
255,000 (2)	NXP BV / NXP Funding LLC / NXP USA, Inc., 3.400%, 05/01/2030	272,057	0.0
209,000	Oracle Corp., 3.850%, 07/15/2036	221,191	0.0
1,107,000	Oracle Corp., 3.950%, 03/25/2051	1,151,148	0.0
1,864,000	Oracle Corp., 4.000%, 11/15/2047	1,940,062	0.1
998,000 (1)	Oracle Corp., 3.650%, 03/25/2041	1,010,490	0.0
525,000 (1)(2)	Renesas Electronics Corp., 2.170%, 11/25/2026	523,549	0.0
1,173,000	salesforce.com, Inc., 2.700%, 07/15/2041	1,173,776	0.1
165,000	salesforce.com, Inc., 2.900%, 07/15/2051	168,346	0.0
1,000,000 (2)	TSMC Global Ltd., 0.750%, 09/28/2025	966,941	0.0
1,060,000 (2)	TSMC Global Ltd., 1.000%, 09/28/2027	1,001,789	0.0
1,795,000	VMware, Inc., 1.400%, 08/15/2026	1,765,963	0.1
780,000	VMware, Inc., 1.800%, 08/15/2028	759,669	0.0
80,000	Western Digital Corp., 2.850%, 02/01/2029	80,900	0.0
		53,475,043	1.6
	Utilities: 3.6%
1,198,000 (2)	AEP Texas, Inc., 3.850%, 10/01/2025	1,279,829	0.0
855,000	AEP Transmission Co. LLC, 2.750%, 08/15/2051	815,505	0.0
1,068,000	AES Corp./The, 1.375%, 01/15/2026	1,037,870	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
1,576,000 (2)	AES Corp./The, 3.950%, 07/15/2030	$1,682,104	0.1
775,000 (1)(3)	American Electric Power Co., Inc., 3.875%, 02/15/2062	787,227	0.0
900,000 (1)(2)	American Transmission Systems, Inc., 2.650%, 01/15/2032	909,366	0.0
1,377,000 (2)	American Transmission Systems, Inc., 5.000%, 09/01/2044	1,771,237	0.1
947,000 (1)	Appalachian Power Co., 2.700%, 04/01/2031	971,713	0.0
200,000	Appalachian Power Co., 3.700%, 05/01/2050	215,824	0.0
532,000 (1)	Atmos Energy Corp., 2.850%, 02/15/2052	518,342	0.0
323,000	Avangrid, Inc., 3.200%, 04/15/2025	339,702	0.0
1,120,000	Baltimore Gas and Electric Co., 2.250%, 06/15/2031	1,122,108	0.0
1,413,000 (1)	Berkshire Hathaway Energy Co., 1.650%, 05/15/2031	1,343,731	0.1
705,000	Black Hills Corp., 2.500%, 06/15/2030	698,030	0.0
1,045,000	Black Hills Corp., 3.050%, 10/15/2029	1,087,702	0.0
1,800,000	Black Hills Corp., 4.250%, 11/30/2023	1,891,071	0.1
487,000	Black Hills Corp., 4.350%, 05/01/2033	555,517	0.0
750,000	CenterPoint Energy Houston Electric LLC, 3.550%, 08/01/2042	836,429	0.0
1,216,000 (3)	CMS Energy Corp., 3.750%, 12/01/2050	1,197,760	0.0
600,000 (3)	CMS Energy Corp., 4.750%, 06/01/2050	654,000	0.0
631,000	Commonwealth Edison Co., 3.750%, 08/15/2047	713,274	0.0
500,000	Consolidated Edison Co. of New York, Inc., 4.000%, 11/15/2057	568,348	0.0
491,000	Consolidated Edison Co. of New York, Inc., 5.300%, 03/01/2035	612,680	0.0
600,000	Dominion Energy South Carolina, Inc., 2.300%, 12/01/2031	605,628	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
2,095,000 (1)(3)	Dominion Energy, Inc., 4.350%, 12/31/2199	$2,168,325	0.1
2,155,000 (3)	Dominion Energy, Inc., 4.650%, 12/31/2199	2,251,975	0.1
498,000	Duke Energy Carolinas LLC, 2.550%, 04/15/2031	511,736	0.0
1,000,000	Duke Energy Carolinas LLC, 3.200%, 08/15/2049	1,037,769	0.0
1,940,000	Duke Energy Carolinas LLC, 3.700%, 12/01/2047	2,162,645	0.1
481,000	Duke Energy Carolinas LLC, 3.875%, 03/15/2046	543,708	0.0
1,265,000	Duke Energy Carolinas LLC, 4.000%, 09/30/2042	1,455,233	0.1
1,055,000 (1)(3)	Duke Energy Corp., 4.875%, 12/31/2199	1,097,200	0.0
975,000	Duke Energy Florida LLC, 2.400%, 12/15/2031	987,930	0.0
533,000	Duke Energy Progress LLC, 3.700%, 10/15/2046	596,652	0.0
1,029,000	Duke Energy Progress LLC, 4.200%, 08/15/2045	1,227,450	0.0
1,485,000	Duke Energy Indiana LLC, 3.250%, 10/01/2049	1,542,248	0.1
250,000	Duke Energy Progress LLC, 4.100%, 05/15/2042	292,526	0.0
868,000 (2)	Duquesne Light Holdings, Inc., 2.532%, 10/01/2030	850,474	0.0
1,241,000	Entergy Arkansas LLC, 2.650%, 06/15/2051	1,156,631	0.0
1,626,000	Entergy Corp., 0.900%, 09/15/2025	1,576,265	0.1
1,333,000	Entergy Corp., 2.400%, 06/15/2031	1,314,316	0.1
747,000	Entergy Corp., 2.800%, 06/15/2030	761,063	0.0
1,944,000	Evergy Kansas Central, Inc., 3.250%, 09/01/2049	2,025,554	0.1
925,000 (1)	Eversource Energy, 1.400%, 08/15/2026	907,562	0.0
1,233,000 (1)	Eversource Energy, 3.450%, 01/15/2050	1,301,250	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
270,000 (1)	Exelon Corp., 4.050%, 04/15/2030	$300,304	0.0
410,000	Exelon Corp., 4.700%, 04/15/2050	516,048	0.0
2,558,000	FirstEnergy Corp., 3.350%, 07/15/2022	2,569,127	0.1
2,203,000	FirstEnergy Corp., 4.750%, 03/15/2023	2,293,874	0.1
750,000	Florida Power & Light Co., 2.875%, 12/04/2051	762,563	0.0
1,505,000	Georgia Power Co., 2.200%, 09/15/2024	1,541,069	0.1
1,310,000	Georgia Power Co., 5.750%, 04/15/2023	1,388,946	0.1
656,000	Idaho Power Co., 4.200%, 03/01/2048	808,926	0.0
1,799,000 (1)	Indiana Michigan Power Co., 3.250%, 05/01/2051	1,853,876	0.1
520,000	Interstate Power and Light Co., 3.100%, 11/30/2051	518,107	0.0
3,640,000	Interstate Power and Light Co., 3.250%, 12/01/2024	3,824,178	0.1
517,000 (1)(2)	Jersey Central Power & Light Co., 2.750%, 03/01/2032	524,529	0.0
2,802,000 (2)	Jersey Central Power & Light Co., 4.300%, 01/15/2026	3,041,338	0.1
411,000 (2)	Metropolitan Edison Co., 4.000%, 04/15/2025	435,714	0.0
2,745,000	Mississippi Power Co., 4.250%, 03/15/2042	3,157,321	0.1
266,000	Mississippi Power Co., 4.750%, 10/15/2041	306,330	0.0
830,000 (2)	Monongahela Power Co., 3.550%, 05/15/2027	888,361	0.0
231,000 (2)	Narragansett Electric Co/The, 3.395%, 04/09/2030	246,351	0.0
1,830,000 (1)	National Rural Utilities Cooperative Finance Corp., 2.400%, 03/15/2030	1,847,126	0.1
1,507,000 (3)	National Rural Utilities Cooperative Finance Corp., 4.750%, 04/30/2043	1,541,744	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
1,750,000	NextEra Energy Capital Holdings, Inc., 1.875%, 01/15/2027	$1,761,447	0.1
863,000	NextEra Energy Capital Holdings, Inc., 1.900%, 06/15/2028	854,565	0.0
600,000	NextEra Energy Capital Holdings, Inc., 2.440%, 01/15/2032	601,861	0.0
1,275,000 (1)(3)	NextEra Energy Capital Holdings, Inc., 3.800%, 03/15/2082	1,297,890	0.0
462,000	NiSource, Inc., 3.600%, 05/01/2030	498,492	0.0
764,000 (1)	NiSource, Inc., 5.950%, 06/15/2041	1,051,070	0.0
646,000	NSTAR Electric Co., 1.950%, 08/15/2031	629,933	0.0
842,000	Oglethorpe Power Corp., 3.750%, 08/01/2050	903,194	0.0
2,495,000	ONE Gas, Inc., 1.100%, 03/11/2024	2,482,625	0.1
436,000	Pacific Gas and Electric Co., 4.250%, 03/15/2046	436,334	0.0
629,000	Pacific Gas and Electric Co., 4.300%, 03/15/2045	637,427	0.0
583,000	Pacific Gas and Electric Co., 4.450%, 04/15/2042	593,834	0.0
465,000	PECO Energy Co., 4.150%, 10/01/2044	554,688	0.0
349,000	Piedmont Natural Gas Co., Inc., 3.350%, 06/01/2050	359,386	0.0
2,650,000	Public Service Enterprise Group, Inc., 2.450%, 11/15/2031	2,621,600	0.1
1,730,000 (3)	Sempra Energy, 4.125%, 04/01/2052	1,752,960	0.1
1,315,000 (3)	Sempra Energy, 4.875%, 12/31/2199	1,411,363	0.1
2,643,000	Sierra Pacific Power Co., 2.600%, 05/01/2026	2,750,822	0.1
3,107,000	South Jersey Industries, Inc., 5.020%, 04/15/2031	3,372,085	0.1
1,750,000	Southern Co. Gas Capital Corp., 4.400%, 05/30/2047	2,039,978	0.1
1,775,000	Southern Co. Gas Capital Corp., 5.875%, 03/15/2041	2,420,682	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
2,295,000 (1)(3)	Southern Co/The, 3.750%, 09/15/2051	$2,300,737	0.1
1,280,000 (3)	Southern Co/The, 4.000%, 01/15/2051	1,312,000	0.1
1,499,000	Southwestern Electric Power Co., 1.650%, 03/15/2026	1,488,174	0.1
580,000	Tampa Electric Co., 4.350%, 05/15/2044	696,362	0.0
998,000	Union Electric Co., 3.900%, 09/15/2042	1,131,123	0.0
790,000	Washington Gas Light Co., 3.650%, 09/15/2049	888,598	0.0
1,683,000	WEC Energy Group, Inc., 1.375%, 10/15/2027	1,624,255	0.1
396,000	WEC Energy Group, Inc., 2.200%, 12/15/2028	395,752	0.0
861,000 (1)	Wisconsin Electric Power Co., 1.700%, 06/15/2028	844,588	0.0
		116,063,166	3.6
	Total Corporate Bonds/Notes (Cost $828,455,752)	858,713,237	26.5
COLLATERALIZED MORTGAGE OBLIGATIONS: 13.5%
1,174,823	Alternative Loan Trust 2005-65CB 2A4, 5.500%, 12/25/2035	1,060,795	0.0
1,467,405	Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/2035	1,416,054	0.1
282,565 (4)	Alternative Loan Trust 2005-J3 2A2, 4.898%, (-1.000*US0001M + 5.000%), 05/25/2035	34,240	0.0
1,157,235	Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	773,260	0.0
1,640,672	Alternative Loan Trust 2007-23CB A3, 0.602%, (US0001M + 0.500%), 09/25/2037	787,074	0.0
92,132	Banc of America Funding 2007 8 Trust 4A1, 6.000%, 08/25/2037	88,837	0.0
547,398 (3)	Bear Stearns ALT-A Trust 2005-10 22A1, 2.643%, 01/25/2036	543,071	0.0
264,368 (3)	Bear Stearns ALT-A Trust 2005-4 23A1, 2.603%, 05/25/2035	266,392	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
875,639 (3)	Bear Stearns ALT-A Trust 2006-6 31A1, 3.070%, 11/25/2036	$642,041	0.0
984,236 (3)	Bear Stearns ALT-A Trust 2006-6 32A1, 2.889%, 11/25/2036	640,452	0.0
4,592 (3)	Bear Stearns ARM Trust 2005-12 13A1, 3.242%, 02/25/2036	4,377	0.0
2,027,913	Bear Stearns Mortgage Funding Trust 2006-AR5 2A1, 0.292%, (US0001M + 0.190%), 01/25/2037	1,910,391	0.1
99,373 (3)	Bear Stearns Structured Products, Inc. Trust 2007-R6 1A1, 2.697%, 01/26/2036	82,609	0.0
122,640 (2)	Bellemeade Re 2020-4 M2A Ltd., 2.702%, (US0001M + 2.600%), 06/25/2030	122,650	0.0
3,300,000 (2)	Bellemeade RE 2021-3 A M1C Ltd., 1.600%, (SOFR30A + 1.550%), 09/25/2031	3,278,467	0.1
187,945 (3)	Chase Mortgage Finance Trust Series 2005-A1 1A1, 2.777%, 12/25/2035	179,837	0.0
1,427,600 (3)	CHL Mortgage Pass-Through Trust 2004-22 A3, 2.673%, 11/25/2034	1,440,142	0.1
15,955 (3)	CHL Mortgage Pass-Through Trust 2004-HYB9 1A1, 2.510%, 02/20/2035	16,114	0.0
14,790	CHL Mortgage Pass-Through Trust 2005-2 2A3, 0.782%, (US0001M + 0.680%), 03/25/2035	13,931	0.0
1,454,808 (2)(3)	CIM Trust 2020-J1 B3, 3.459%, 07/25/2050	1,457,363	0.1
522,661	Citicorp Mortgage Securities Trust Series 2007-1 1A1, 6.000%, 01/25/2037	526,375	0.0
806,460 (3)	Citigroup Mortgage Loan Trust 2007-10 22AA, 3.153%, 09/25/2037	802,739	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
887,449 (2)(3)	Citigroup Mortgage Loan Trust 2015-A B2, 4.500%, 06/25/2058	$914,877	0.0
27,148 (3)	Citigroup Mortgage Loan Trust, Inc. 2005-3 2A2A, 2.768%, 08/25/2035	28,190	0.0
1,387,571	Citigroup Mortgage Loan Trust, Inc. 2005-8 3A1, 5.500%, 09/25/2035	1,424,445	0.1
215,402	CitiMortgage Alternative Loan Trust Series 2007-A2 1A5, 6.000%, 02/25/2037	216,146	0.0
1,050,845 (2)	Connecticut Avenue Securities Trust 2020-R02 2M2, 2.103%, (US0001M + 2.000%), 01/25/2040	1,054,351	0.0
1,500,000 (2)	Connecticut Avenue Securities Trust 2021-R01 1B1, 3.150%, (SOFR30A + 3.100%), 10/25/2041	1,517,756	0.1
1,500,000 (2)	Connecticut Avenue Securities Trust 2021-R03 1B1, 2.800%, (SOFR30A + 2.750%), 12/25/2041	1,501,411	0.1
778,951	Countrywide Alternative Loan Trust 2005-53T2 2A6, 0.602%, (US0001M + 0.500%), 11/25/2035	420,636	0.0
131,552 (3)	DSLA Mortgage Loan Trust 2004-AR3 2A1, 2.487%, 07/19/2044	130,104	0.0
1,500,000 (2)	Eagle RE 2021-2 M1C Ltd., 3.500%, (SOFR30A + 3.450%), 04/25/2034	1,503,536	0.1
800,000 (2)	Fannie Mae Connecticut Avenue Securities Trust 2020-SBT1 1M2, 3.753%, (US0001M + 3.650%), 02/25/2040	831,996	0.0
1,000,000	Fannie Mae 2011-128 KB, 4.500%, 12/25/2041	1,137,336	0.0
13,227,387	Fannie Mae 2011-99 CZ, 4.500%, 10/25/2041	14,566,977	0.5
958,455	Fannie Mae 2012-110 CA, 3.000%, 10/25/2042	996,794	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
18,707,532 (4)	Fannie Mae 2016-82 SD, 5.948%, (-1.000*US0001M + 6.050%), 11/25/2046	$3,680,192	0.1
1,496,855	Fannie Mae 2016-88 EA, 3.500%, 01/25/2045	1,538,209	0.1
5,669,215	Fannie Mae Connecticut Avenue Securities 16-C06 1M2, 4.353%, (US0001M + 4.250%), 04/25/2029	5,858,568	0.2
1,271,003	Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 4.103%, (US0001M + 4.000%), 05/25/2025	1,294,673	0.0
10,970	Fannie Mae Connecticut Avenue Securities 2015-C02 2M2, 4.103%, (US0001M + 4.000%), 05/25/2025	11,002	0.0
3,789,233	Fannie Mae Connecticut Avenue Securities 2015-C04 2M2, 5.653%, (US0001M + 5.550%), 04/25/2028	3,951,930	0.1
213,990	Fannie Mae Connecticut Avenue Securities 2016-C07 2M2, 4.453%, (US0001M + 4.350%), 05/25/2029	222,369	0.0
3,216,748	Fannie Mae Connecticut Avenue Securities 2017-C01 1M2, 3.653%, (US0001M + 3.550%), 07/25/2029	3,297,025	0.1
4,911,561	Fannie Mae Connecticut Avenue Securities 2017-C04 2M2, 2.953%, (US0001M + 2.850%), 11/25/2029	5,039,985	0.2
5,159,458	Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 2.602%, (US0001M + 2.500%), 05/25/2030	5,226,460	0.2
2,885,284	Fannie Mae Connecticut Avenue Securities 2017-CO6 2M2, 2.903%, (US0001M + 2.800%), 02/25/2030	2,949,819	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,287,840	Fannie Mae Connecticut Avenue Securities 2018-C03 1M2, 2.253%, (US0001M + 2.150%), 10/25/2030	$2,317,685	0.1
4,754,081	Fannie Mae Connecticut Avenue Securities 2018-C06 1M2, 2.103%, (US0001M + 2.000%), 03/25/2031	4,795,218	0.2
2,414,120	Fannie Mae Connecticut Avenue Securities 2018-C06 2M2, 2.203%, (US0001M + 2.100%), 03/25/2031	2,435,512	0.1
476,587 (2)	Fannie Mae Connecticut Avenue Securities Trust 2019-R01 2M2, 2.553%, (US0001M + 2.450%), 07/25/2031	479,001	0.0
883,549 (2)	Fannie Mae Connecticut Avenue Securities Trust 2020-R01 1M2, 2.153%, (US0001M + 2.050%), 01/25/2040	887,718	0.0
500,000 (2)	Fannie Mae Connecticut Avenue Securities Trust 2020-SBT1 2M2, 3.753%, (US0001M + 3.650%), 02/25/2040	520,464	0.0
1,539,733	Fannie Mae Connecticut Avenue Securities, 5.803%, (US0001M + 5.700%), 04/25/2028	1,624,050	0.1
293,475 (4)	Fannie Mae Interest Strip Series 418 10, 4.000%, 08/25/2043	41,899	0.0
278,201 (4)	Fannie Mae Interest Strip Series 418 15, 3.500%, 08/25/2043	38,294	0.0
3,253	Fannie Mae REMIC Trust 1994-77 FB, 1.602%, (US0001M + 1.500%), 04/25/2024	3,286	0.0
204,357	Fannie Mae REMIC Trust 1999-33 Z, 6.000%, 07/25/2029	222,777	0.0
15,692	Fannie Mae REMIC Trust 2002-21 FC, 1.002%, (US0001M + 0.900%), 04/25/2032	15,871	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
574,355 (4)	Fannie Mae REMIC Trust 2003-74 IO, 6.000%, 08/25/2033	$118,435	0.0
31,236	Fannie Mae REMIC Trust 2004-11 A, 0.222%, (US0001M + 0.120%), 03/25/2034	31,123	0.0
292,834	Fannie Mae REMIC Trust 2005-120 ZU, 5.500%, 01/25/2036	332,784	0.0
166,865	Fannie Mae REMIC Trust 2005-74 DK, 23.593%, (-4.000*US0001M + 24.000%), 07/25/2035	252,375	0.0
3,069,412 (4)	Fannie Mae REMIC Trust 2005-92 SC, 6.578%, (-1.000*US0001M + 6.680%), 10/25/2035	597,805	0.0
171,621	Fannie Mae REMIC Trust 2006-103 EZ, 6.250%, 10/25/2036	197,318	0.0
581,130	Fannie Mae REMIC Trust 2006-104 ES, 32.941%, (-5.000*US0001M + 33.450%), 11/25/2036	1,112,812	0.0
3,496,182 (4)	Fannie Mae REMIC Trust 2006-12 SD, 6.648%, (-1.000*US0001M + 6.750%), 10/25/2035	554,945	0.0
1,875,528 (4)	Fannie Mae REMIC Trust 2006-123 UI, 6.638%, (-1.000*US0001M + 6.740%), 01/25/2037	394,587	0.0
346,838 (4)	Fannie Mae REMIC Trust 2006-72 HS, 6.598%, (-1.000*US0001M + 6.700%), 08/25/2026	34,943	0.0
151,263	Fannie Mae REMIC Trust 2007-73 A1, 0.147%, (US0001M + 0.060%), 07/25/2037	148,623	0.0
291,820	Fannie Mae REMIC Trust 2008-20 SP, 15.245%, (-2.500*US0001M + 15.500%), 03/25/2038	400,772	0.0
1,466,270	Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/2036	1,611,569	0.1
5,159,712 (4)	Fannie Mae REMIC Trust 2010-102 SB, 6.498%, (-1.000*US0001M + 6.600%), 09/25/2040	1,190,684	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,590,128 (4)	Fannie Mae REMIC Trust 2010-116 SE, 6.498%, (-1.000*US0001M + 6.600%), 10/25/2040	$315,177	0.0
4,510,688 (4)	Fannie Mae REMIC Trust 2010-123 SL, 5.968%, (-1.000*US0001M + 6.070%), 11/25/2040	727,671	0.0
2,418,582 (4)	Fannie Mae REMIC Trust 2010-55 AS, 6.318%, (-1.000*US0001M + 6.420%), 06/25/2040	468,948	0.0
4,929,153	Fannie Mae REMIC Trust 2010-59 PC, 5.000%, 06/25/2040	5,508,500	0.2
695,657	Fannie Mae REMIC Trust 2010-60 HJ, 5.500%, 05/25/2040	760,861	0.0
2,169,896 (4)	Fannie Mae REMIC Trust 2011-3 AI, 5.000%, 01/25/2041	236,013	0.0
403,054 (4)	Fannie Mae REMIC Trust 2012-10 US, 6.348%, (-1.000*US0001M + 6.450%), 02/25/2042	68,439	0.0
214,676	Fannie Mae REMIC Trust 2012-103 DA, 3.500%, 10/25/2041	215,788	0.0
5,758,031 (4)	Fannie Mae REMIC Trust 2012-113 SG, 5.998%, (-1.000*US0001M + 6.100%), 10/25/2042	1,099,399	0.0
3,841,990 (4)	Fannie Mae REMIC Trust 2012-122 SB, 6.048%, (-1.000*US0001M + 6.150%), 11/25/2042	719,124	0.0
1,907,086 (4)	Fannie Mae REMIC Trust 2012-128 DI, 3.000%, 10/25/2032	144,090	0.0
847,924	Fannie Mae REMIC Trust 2012-131 BS, 5.281%, (-1.200*US0001M + 5.400%), 12/25/2042	866,309	0.0
5,932,395 (4)	Fannie Mae REMIC Trust 2012-137 SN, 5.998%, (-1.000*US0001M + 6.100%), 12/25/2042	982,026	0.0
1,222,473 (4)	Fannie Mae REMIC Trust 2012-15 SP, 6.518%, (-1.000*US0001M + 6.620%), 06/25/2040	42,351	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,182,716 (4)	Fannie Mae REMIC Trust 2012-58 PI, 5.000%, 04/25/2042	$160,015	0.0
5,611,355 (4)	Fannie Mae REMIC Trust 2013-60 DS, 6.098%, (-1.000*US0001M + 6.200%), 06/25/2033	880,808	0.0
5,969,413 (4)	Fannie Mae REMIC Trust 2013-9 DS, 6.048%, (-1.000*US0001M + 6.150%), 02/25/2043	1,383,712	0.1
14,482,814 (4)	Fannie Mae REMIC Trust 2013-9 SA, 6.048%, (-1.000*US0001M + 6.150%), 03/25/2042	2,113,894	0.1
135,867 (4)	Fannie Mae REMIC Trust 2014-81 JI, 4.000%, 09/25/2041	23	0.0
14,650,828 (4)	Fannie Mae REMIC Trust 2015-9 IO, 5.500%, 03/25/2045	3,175,677	0.1
2,623,147 (4)	Fannie Mae REMICS 2005-66 SY, 6.598%, (-1.000*US0001M + 6.700%), 07/25/2035	513,260	0.0
4,507,349 (4)	Fannie Mae REMICS 2006-120 QD, 4.598%, (-1.000*US0001M + 4.700%), 10/25/2036	438,387	0.0
1,869,052 (4)	Fannie Mae REMICS 2006-59 XS, 7.098%, (-1.000*US0001M + 7.200%), 07/25/2036	382,165	0.0
2,162,155 (4)	Fannie Mae REMICS 2007-53 SX, 5.998%, (-1.000*US0001M + 6.100%), 06/25/2037	448,786	0.0
3,395,434 (4)	Fannie Mae REMICS 2010-112 PI, 6.000%, 10/25/2040	697,359	0.0
11,969,185 (4)	Fannie Mae REMICS 2010-139 SA, 5.928%, (-1.000*US0001M + 6.030%), 12/25/2040	2,307,783	0.1
654,654	Fannie Mae REMICS 2011-10 ZC, 5.000%, 02/25/2041	730,342	0.0
64,606	Fannie Mae REMICS 2011-127 UY, 3.500%, 12/25/2041	66,855	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,248,339 (4)	Fannie Mae REMICS 2011-149 ES, 5.898%, (-1.000*US0001M + 6.000%), 07/25/2041	$199,976	0.0
1,596,557	Fannie Mae REMICS 2011-84 Z, 5.250%, 09/25/2041	1,743,959	0.1
9,860,230 (4)	Fannie Mae REMICS 2012-19 S, 5.848%, (-1.000*US0001M + 5.950%), 03/25/2042	1,788,993	0.1
20,110,106 (4)	Fannie Mae REMICS 2016-2 IO, 5.500%, 02/25/2046	3,621,884	0.1
7,244,844 (4)	Fannie Mae REMICS 2016-62 SC, 5.898%, (-1.000*US0001M + 6.000%), 09/25/2046	1,572,789	0.1
29,906,571 (4)	Fannie Mae REMICS 2016-88 CS, 5.948%, (-1.000*US0001M + 6.050%), 12/25/2046	5,645,843	0.2
8,410,063 (4)	Fannie Mae REMICS 2016-93 SL, 6.548%, (-1.000*US0001M + 6.650%), 12/25/2046	1,488,095	0.1
1,487,617	Fannie Mae REMICS 2016-97 PA, 3.000%, 12/25/2044	1,521,586	0.1
9,774,018 (4)	Fannie Mae REMICS 2017-23 IO, 6.000%, 04/25/2047	2,271,188	0.1
1,486,198	Fannie Mae REMICS 2017-54 D, 3.000%, 07/25/2047	1,541,700	0.1
5,115,710	Fannie Mae REMICS 2018-11 BX, 4.000%, 12/25/2047	5,404,530	0.2
268,797	Fannie Mae REMICS 2018-27 EA, 3.000%, 05/25/2048	278,659	0.0
4,539,177 (4)	Fannie Mae REMICS 2018-43 SE, 6.148%, (-1.000*US0001M + 6.250%), 09/25/2038	852,343	0.0
761,284	Fannie Mae REMICS 2018-64 ET, 3.000%, 09/25/2048	786,271	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
21,780,424 (4)	Fannie Mae REMICS 2019-17 SB, 5.998%, (-1.000*US0001M + 6.100%), 09/25/2038	$3,576,842	0.1
8,140,844 (4)	Fannie Mae REMICS 2019-18 SA, 5.948%, (-1.000*US0001M + 6.050%), 05/25/2049	1,535,685	0.1
6,820,831 (4)	Fannie Mae REMICS 2019-25 PS, 5.948%, (-1.000*US0001M + 6.050%), 06/25/2049	1,309,431	0.0
23,984,414 (4)	Fannie Mae REMICS 2021-8 TI, 4.000%, 03/25/2051	3,170,917	0.1
144,838 (3)	First Horizon Alternative Mortgage Securities Trust 2005-AA1 1A1, 2.918%, 03/25/2035	110,823	0.0
123,476 (3)	First Horizon Asset Securities, Inc. 2005-AR6 4A1, 2.372%, 02/25/2036	115,981	0.0
24,149 (3)	First Horizon Mortgage Pass-Through Trust 2005-AR3 2A1, 2.773%, 08/25/2035	19,159	0.0
1,369,029 (2)(3)	Flagstar Mortgage Trust 2018-1 B1, 3.984%, 03/25/2048	1,376,483	0.0
1,916,641 (2)(3)	Flagstar Mortgage Trust 2018-1 B3, 3.984%, 03/25/2048	1,922,908	0.1
1,661,074 (2)(3)	Flagstar Mortgage Trust 2018-2 B2, 4.043%, 04/25/2048	1,650,540	0.1
3,522,473 (4)	Freddie Mac 2815 GS, 5.890%, (-1.000*US0001M + 6.000%), 03/15/2034	605,436	0.0
134,516	Freddie Mac REMIC Trust 2110 PG, 6.000%, 01/15/2029	149,281	0.0
135,534	Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/2029	149,437	0.0
64,498	Freddie Mac REMIC Trust 2411 FJ, 0.460%, (US0001M + 0.350%), 12/15/2029	64,602	0.0
83,384	Freddie Mac REMIC Trust 2460 ZM, 6.000%, 06/15/2032	92,696	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
50,438	Freddie Mac REMIC Trust 2528 KM, 5.500%, 11/15/2022	$51,130	0.0
200,042	Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/2032	225,666	0.0
112,246	Freddie Mac REMIC Trust 2576 KZ, 5.500%, 02/15/2033	127,945	0.0
208,988 (4)	Freddie Mac REMIC Trust 2594 IY, 6.000%, 04/15/2033	41,195	0.0
251,381	Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/2034	289,001	0.0
731,911	Freddie Mac REMIC Trust 2867 MZ, 5.000%, 10/15/2034	824,136	0.0
527,299	Freddie Mac REMIC Trust 2930 ZL, 5.000%, 02/15/2035	587,193	0.0
619,576	Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/2035	692,487	0.0
4,060,638 (4)	Freddie Mac REMIC Trust 3045 DI, 6.620%, (-1.000*US0001M + 6.730%), 10/15/2035	778,383	0.0
804,350 (4)	Freddie Mac REMIC Trust 3064 SP, 6.490%, (-1.000*US0001M + 6.600%), 03/15/2035	32,281	0.0
265,632	Freddie Mac REMIC Trust 3065 DC, 19.531%, (-3.000*US0001M + 19.860%), 03/15/2035	347,840	0.0
426,183 (4)	Freddie Mac REMIC Trust 3102 IS, 24.164%, (-3.667*US0001M + 24.567%), 01/15/2036	232,235	0.0
2,050,986	Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/2036	2,309,679	0.1
1,253,228 (4)	Freddie Mac REMIC Trust 3170 SA, 6.490%, (-1.000*US0001M + 6.600%), 09/15/2033	226,898	0.0
622,472 (4)	Freddie Mac REMIC Trust 3171 PS, 6.375%, (-1.000*US0001M + 6.485%), 06/15/2036	96,984	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
945,378	Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/2037	$1,055,161	0.0
241,591 (3)	Freddie Mac REMIC Trust 3524 LA, 5.337%, 03/15/2033	254,622	0.0
55,957	Freddie Mac REMIC Trust 3556 NT, 3.210%, (US0001M + 3.100%), 03/15/2038	56,609	0.0
4,378,263 (4)	Freddie Mac REMIC Trust 3589 SB, 6.090%, (-1.000*US0001M + 6.200%), 10/15/2039	886,861	0.0
630,532 (4)	Freddie Mac REMIC Trust 3632 IP, 5.000%, 02/15/2040	83,462	0.0
4,557,293	Freddie Mac REMIC Trust 3639 ZN, 5.500%, 12/15/2034	5,172,371	0.2
1,551,945	Freddie Mac REMIC Trust 3662 ZB, 5.500%, 08/15/2036	1,773,471	0.1
782,703	Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/2037	879,356	0.0
883,181	Freddie Mac REMIC Trust 3829 VZ, 4.000%, 03/15/2041	938,582	0.0
3,428,194 (4)	Freddie Mac REMIC Trust 3856 KS, 6.440%, (-1.000*US0001M + 6.550%), 05/15/2041	588,729	0.0
1,229,551	Freddie Mac REMIC Trust 3898 KD, 4.500%, 07/15/2041	1,351,894	0.0
665,262 (4)	Freddie Mac REMIC Trust 3925 SD, 5.940%, (-1.000*US0001M + 6.050%), 07/15/2040	36,105	0.0
3,019,275 (4)	Freddie Mac REMIC Trust 3925 SL, 5.940%, (-1.000*US0001M + 6.050%), 01/15/2041	131,419	0.0
8,531,373 (4)	Freddie Mac REMIC Trust 3951 SN, 6.440%, (-1.000*US0001M + 6.550%), 11/15/2041	1,702,889	0.1
518,054	Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/2042	566,893	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,205,652	Freddie Mac REMIC Trust 4020 BY, 6.500%, 03/15/2042	$1,439,890	0.1
229,438 (4)	Freddie Mac REMIC Trust 4027 QI, 4.500%, 12/15/2040	1,230	0.0
1,685,449 (4)	Freddie Mac REMIC Trust 4094 YS, 6.590%, (-1.000*US0001M + 6.700%), 04/15/2040	92,316	0.0
4,728,614 (4)	Freddie Mac REMIC Trust 4102 MS, 6.490%, (-1.000*US0001M + 6.600%), 09/15/2042	1,010,506	0.0
563,041 (4)	Freddie Mac REMIC Trust 4194 GI, 4.000%, 04/15/2043	79,163	0.0
3,879,657	Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/2033	4,086,055	0.1
26,372,096	Freddie Mac REMIC Trust 4246 ZX, 4.500%, 04/15/2041	28,548,018	0.9
5,813,922 (4)	Freddie Mac REMIC Trust 4313 SD, 6.040%, (-1.000*US0001M + 6.150%), 03/15/2044	1,024,361	0.0
8,908,078 (4)	Freddie Mac REMIC Trust 4313 SE, 6.040%, (-1.000*US0001M + 6.150%), 03/15/2044	1,611,775	0.1
656,584 (4)	Freddie Mac REMIC Trust 4323 IP, 4.500%, 08/15/2042	15,790	0.0
910,147 (4)	Freddie Mac REMIC Trust 4332 PI, 5.000%, 12/15/2043	148,018	0.0
7,958,412	Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/2044	8,713,015	0.3
2,901,987 (4)	Freddie Mac REMIC Trust 4346 ST, 6.090%, (-1.000*US0001M + 6.200%), 07/15/2039	310,982	0.0
12,297,353	Freddie Mac REMIC Trust 435 XZ, 4.250%, 05/15/2044	13,621,541	0.4
2,682,777 (4)	Freddie Mac REMIC Trust 4386 LS, 5.990%, (-1.000*US0001M + 6.100%), 09/15/2044	445,963	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
6,318,750 (4)	Freddie Mac REMICS 3284 CI, 6.010%, (-1.000*US0001M + 6.120%), 03/15/2037	$1,177,581	0.0
2,681,657 (4)	Freddie Mac REMICS 3311 IC, 6.300%, (-1.000*US0001M + 6.410%), 05/15/2037	506,529	0.0
5,910,905 (4)	Freddie Mac REMICS 3510 IC, 5.970%, (-1.000*US0001M + 6.080%), 08/15/2037	1,111,026	0.0
2,735,377 (4)	Freddie Mac REMICS 3575 ST, 6.490%, (-1.000*US0001M + 6.600%), 04/15/2039	531,342	0.0
8,722,765 (4)	Freddie Mac REMICS 3702 SB, 4.390%, (-1.000*US0001M + 4.500%), 08/15/2040	1,131,009	0.0
3,054,369 (4)	Freddie Mac REMICS 4465 MI, 5.000%, 03/15/2041	706,052	0.0
8,896,765 (4)	Freddie Mac REMICS 4675 KS, 5.890%, (-1.000*US0001M + 6.000%), 04/15/2047	1,645,186	0.1
16,436	Freddie Mac REMICS 4678 AB, 4.000%, 06/15/2044	16,466	0.0
15,284,146	Freddie Mac REMICS 4771 HZ, 3.500%, 03/15/2048	16,280,757	0.5
1,088,724	Freddie Mac REMICS 4787 PY, 4.000%, 05/15/2048	1,145,036	0.0
21,541,275 (4)	Freddie Mac REMICS 4901 BS, 5.998%, (-1.000*US0001M + 6.100%), 07/25/2049	3,829,623	0.1
22,143,723 (4)	Freddie Mac REMICS 5118 LI, 3.000%, 06/25/2041	2,498,022	0.1
9,072,578	Freddie Mac Series 4348 ZX, 4.250%, 06/15/2044	9,835,762	0.3
1,134,762 (2)	Freddie Mac STACR 2019-HQA3 M2, 1.953%, (US0001M + 1.850%), 09/25/2049	1,138,623	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,000,000 (2)	Freddie Mac STACR REMIC Trust 2021-DNA6 B1, 3.450%, (SOFR30A + 3.400%), 10/25/2041	$2,016,192	0.1
2,550,000 (2)	Freddie Mac STACR REMIC Trust 2021-HQA3 M2, 2.150%, (SOFR30A + 2.100%), 09/25/2041	2,552,145	0.1
5,000,000 (2)	Freddie Mac STACR REMIC Trust 2021-HQA4 B1, 3.800%, (SOFR30A + 3.750%), 12/25/2041	5,039,280	0.2
1,700,000 (2)	Freddie Mac STACR REMIC Trust 2021-HQA4 M2, 2.400%, (SOFR30A + 2.350%), 12/25/2041	1,706,951	0.1
3,900,000 (2)	Freddie Mac Stacr Trust 2018-HQA2 M2, 2.403%, (US0001M + 2.300%), 10/25/2048	3,949,681	0.1
419,647 (3)(4)	Freddie Mac Strips 347 118, 4.500%, 02/15/2044	73,709	0.0
10,288,916 (3)(4)	Freddie Mac Strips 347 C29, 3.000%, 01/15/2044	1,126,654	0.0
9,252,147 (3)(4)	Freddie Mac Strips 347 C30, 3.500%, 02/15/2044	1,173,608	0.0
3,542,814 (3)(4)	Freddie Mac Strips 347 C31, 4.000%, 02/15/2044	580,776	0.0
10,209,696 (4)	Freddie Mac Strips 351 C1, 2.500%, 02/15/2031	734,566	0.0
7,142,370 (4)	Freddie Mac Strips 351 C11, 3.500%, 02/15/2031	703,925	0.0
9,222,754 (4)	Freddie Mac Strips 351 C12, 4.000%, 02/15/2031	1,036,443	0.0
6,428,485 (4)	Freddie Mac Strips 351 C13, 3.000%, 02/15/2031	551,193	0.0
10,595,550 (4)	Freddie Mac Strips 351 C2, 3.000%, 02/15/2031	912,952	0.0
8,824,854 (4)	Freddie Mac Strips 351 C7, 3.000%, 02/15/2031	756,874	0.0
9,248,898 (4)	Freddie Mac Strips 351 C8, 3.500%, 02/15/2031	962,713	0.0
5,316,161 (4)	Freddie Mac Strips Series 311 S1, 5.840%, (-1.000*US0001M + 5.950%), 08/15/2043	839,310	0.0
267,382	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN3 M3, 4.103%, (US0001M + 4.000%), 08/25/2024	272,431	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
472,743	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA2 M3, 4.003%, (US0001M + 3.900%), 12/25/2027	$475,253	0.0
670,067	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 2.753%, (US0001M + 2.650%), 12/25/2029	687,758	0.0
4,759,161	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-DNA1 M2, 1.903%, (US0001M + 1.800%), 07/25/2030	4,789,250	0.2
992,320	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-HQA1 M2, 2.403%, (US0001M + 2.300%), 09/25/2030	1,004,608	0.0
2,000,000 (2)	Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M2, 2.350%, (SOFR30A + 2.300%), 08/25/2033	2,038,556	0.1
1,000,000 (2)	Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA7 B1, 3.700%, (SOFR30A + 3.650%), 11/25/2041	1,017,482	0.0
286,332	Freddie Mac Structured Pass Through Certificates T-54 2A, 6.500%, 02/25/2043	336,154	0.0
283,556	Freddie Mac Structured Pass Through Certificates T-62 1A1, 1.282%, (12MTA + 1.200%), 10/25/2044	290,653	0.0
15,722	Freddie Mac-Ginnie Mae Series 27 FC, 1.875%, (PRIME + (1.375)%), 03/25/2024	15,841	0.0
7,465,108 (4)	Ginnie Mae 2007-35 KY, 6.343%, (-1.000*US0001M + 6.450%), 06/16/2037	1,441,483	0.1
597,590	Ginnie Mae 2013-26 GU, 1.500%, 04/20/2042	602,850	0.0
506,116	Ginnie Mae 2013-26 JC, 2.000%, 01/20/2043	506,967	0.0
220,775	Ginnie Mae 2013-69 KA, 1.250%, 08/20/2042	216,820	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
164,736	Ginnie Mae 2013-8 BE, 1.750%, 11/20/2042	$165,539	0.0
13,926,001 (4)	Ginnie Mae 2021-87 ID, 2.500%, 05/20/2051	1,521,911	0.1
546,349 (4)	Ginnie Mae Series 2005-7 AH, 6.663%, (-1.000*US0001M + 6.770%), 02/16/2035	93,744	0.0
252,589	Ginnie Mae Series 2007-8 SP, 21.712%, (-3.242*US0001M + 22.048%), 03/20/2037	395,700	0.0
1,537,551 (4)	Ginnie Mae Series 2008-35 SN, 6.296%, (-1.000*US0001M + 6.400%), 04/20/2038	237,686	0.0
810,063 (4)	Ginnie Mae Series 2008-40 PS, 6.393%, (-1.000*US0001M + 6.500%), 05/16/2038	137,139	0.0
6,339,716 (4)	Ginnie Mae Series 2009-106 SU, 6.096%, (-1.000*US0001M + 6.200%), 05/20/2037	1,138,058	0.0
2,122,476 (4)	Ginnie Mae Series 2009-25 KS, 6.096%, (-1.000*US0001M + 6.200%), 04/20/2039	405,062	0.0
988,721	Ginnie Mae Series 2009-29 PB, 4.750%, 05/20/2039	1,094,350	0.0
1,131,508	Ginnie Mae Series 2009-31 ZL, 4.500%, 05/20/2039	1,243,158	0.0
10,722,080	Ginnie Mae Series 2009-33 ZB, 6.000%, 05/20/2039	11,419,048	0.4
1,341,468 (4)	Ginnie Mae Series 2010-106 IP, 5.000%, 03/20/2040	123,952	0.0
1,374,268 (4)	Ginnie Mae Series 2010-116 NS, 6.543%, (-1.000*US0001M + 6.650%), 09/16/2040	232,339	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,084,485 (4)	Ginnie Mae Series 2010-116 SK, 6.516%, (-1.000*US0001M + 6.620%), 08/20/2040	$761,836	0.0
5,097,524 (4)	Ginnie Mae Series 2010-149 HS, 5.993%, (-1.000*US0001M + 6.100%), 05/16/2040	444,584	0.0
1,891,043 (4)	Ginnie Mae Series 2010-4 SP, 6.393%, (-1.000*US0001M + 6.500%), 01/16/2039	168,676	0.0
1,963,740	Ginnie Mae Series 2010-59 ZA, 4.500%, 05/20/2040	2,162,609	0.1
794,031 (4)	Ginnie Mae Series 2010-6 IA, 5.000%, 11/20/2039	60,315	0.0
1,348,210 (4)	Ginnie Mae Series 2010-68 MS, 5.746%, (-1.000*US0001M + 5.850%), 06/20/2040	215,269	0.0
3,281,750 (4)	Ginnie Mae Series 2010-9 JI, 5.000%, 01/20/2040	703,432	0.0
1,392,587 (4)	Ginnie Mae Series 2011-116 BI, 4.000%, 08/16/2026	66,709	0.0
184,028 (4)	Ginnie Mae Series 2011-140 CI, 5.000%, 10/20/2040	3,942	0.0
28,822	Ginnie Mae Series 2011-169 BC, 7.000%, 05/16/2032	31,310	0.0
3,243,114 (4)	Ginnie Mae Series 2011-80 KS, 6.566%, (-1.000*US0001M + 6.670%), 06/20/2041	681,568	0.0
104,932 (4)	Ginnie Mae Series 2012-40 NI, 4.500%, 05/20/2040	5,499	0.0
7,241,639 (4)	Ginnie Mae Series 2013-167 PI, 5.500%, 11/20/2043	1,245,049	0.0
6,175,398 (4)	Ginnie Mae Series 2013-184 JI, 5.500%, 12/16/2043	1,295,886	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
5,927,062	Ginnie Mae Series 2014-3 EP, 2.750%, 02/16/2043	$6,144,774	0.2
5,535,400 (4)	Ginnie Mae Series 2014-3 SU, 5.946%, (-1.000*US0001M + 6.050%), 07/20/2039	946,645	0.0
6,977,045 (4)	Ginnie Mae Series 2014-55 MS, 6.093%, (-1.000*US0001M + 6.200%), 04/16/2044	1,299,654	0.0
5,660,654 (4)	Ginnie Mae Series 2014-56 SP, 6.093%, (-1.000*US0001M + 6.200%), 12/16/2039	690,740	0.0
6,395,176 (4)	Ginnie Mae Series 2014-58 CS, 5.493%, (-1.000*US0001M + 5.600%), 04/16/2044	1,000,549	0.0
8,437,991 (4)	Ginnie Mae Series 2014-79 BI, 6.000%, 05/16/2044	1,784,813	0.1
3,070,870 (4)	Ginnie Mae Series 2014-99 S, 5.496%, (-1.000*US0001M + 5.600%), 06/20/2044	555,607	0.0
1,666,627	Ginnie Mae Series 2018-112 AL, 3.500%, 08/20/2048	1,762,126	0.1
1,844,295	Ginnie Mae Series 2018-126 A, 3.500%, 09/20/2048	1,945,365	0.1
30,061,410 (4)	Ginnie Mae Series 2019-145 LS, 2.726%, (-1.000*US0001M + 2.830%), 11/20/2049	1,634,679	0.1
29,476,560 (4)	Ginnie Mae 2021-228 IG, 3.000%, 12/20/2051	4,789,941	0.2
403,457 (2)(3)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	404,265	0.0
1,815	GSR Mortgage Loan Trust 2003-2F 3A1, 6.000%, 03/25/2032	1,949	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
41,446	HarborView Mortgage Loan Trust 2005-2 2A1A, 0.544%, (US0001M + 0.440%), 05/19/2035	$40,056	0.0
147,172	HomeBanc Mortgage Trust 2004-1 2A, 0.962%, (US0001M + 0.860%), 08/25/2029	145,688	0.0
1,886,522	IndyMac INDX Mortgage Loan Trust 2006-AR2 2A1, 0.522%, (US0001M + 0.420%), 02/25/2046	1,515,362	0.1
5,136 (3)	JP Morgan Mortgage Trust 2005-A1 6T1, 2.577%, 02/25/2035	5,166	0.0
62,277 (3)	JP Morgan Mortgage Trust 2007-A1 5A5, 2.419%, 07/25/2035	63,806	0.0
1,553,841 (2)(3)	JP Morgan Mortgage Trust 2017-4 B2, 3.906%, 11/25/2048	1,583,004	0.1
1,006,918 (2)(3)	JP Morgan Mortgage Trust 2017-6 B3, 3.795%, 12/25/2048	1,026,406	0.0
1,551,897 (2)(3)	JP Morgan Mortgage Trust 2018-1 B1, 3.689%, 06/25/2048	1,568,102	0.1
1,551,897 (2)(3)	JP Morgan Mortgage Trust 2018-1 B2, 3.689%, 06/25/2048	1,564,726	0.1
1,919,136 (2)(3)	JP Morgan Mortgage Trust 2018-1 B3, 3.689%, 06/25/2048	1,937,286	0.1
1,376,466 (2)(3)	JP Morgan Mortgage Trust 2018-3 B1, 3.739%, 09/25/2048	1,408,803	0.1
1,240,856 (2)(3)	JP Morgan Mortgage Trust 2018-4 B1, 3.738%, 10/25/2048	1,262,460	0.0
55,771 (2)(3)	JP Morgan Mortgage Trust 2019-3 A3, 4.000%, 09/25/2049	56,196	0.0
1,917,079 (2)(3)	JP Morgan Mortgage Trust 2019-8 B3A, 3.453%, 03/25/2050	1,939,523	0.1
114,433 (2)(3)	JP Morgan Mortgage Trust 2019-LTV2 A18, 4.000%, 12/25/2049	114,960	0.0
1,405,851 (2)(3)	JP Morgan Mortgage Trust 2020-8 B2, 3.538%, 03/25/2051	1,429,453	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,866,054 (2)(3)	JP Morgan Mortgage Trust 2020-8 B3, 3.538%, 03/25/2051	$1,892,570	0.1
2,299,183,145 (2)(4)	L Street Securities 2017-PM1 XIO, 0.010%, 10/25/2048	2,416,212	0.1
6,690,602 (4)	Lehman Mortgage Trust 2006-9 2A5, 6.517%, (-1.000*US0001M + 6.620%), 01/25/2037	1,433,898	0.1
700,000 (2)	Mello Warehouse Securitization Trust 2021-1 C, 1.189%, (US0001M + 1.100%), 02/25/2055	697,855	0.0
49,739 (3)	Merrill Lynch Mortgage Investors Trust MLMI Series 2003-A3 1A, 1.926%, 05/25/2033	51,092	0.0
21,490	Merrill Lynch Mortgage Investors Trust Series MLCC 2005-3 5A, 0.602%, (US0001M + 0.250%), 11/25/2035	21,432	0.0
2,000,000	Morgan Stanley Mortgage Loan Trust 2005-5AR 1B1, 1.902%, (US0001M + 1.800%), 09/25/2035	2,009,275	0.1
1,371,566	Morgan Stanley Mortgage Loan Trust 2007-13 6A1, 6.000%, 10/25/2037	1,064,393	0.0
6,500,000 (2)	Mortgage Insurance-Linked Notes 2021-3 M1B, 2.950%, (SOFR30A + 2.900%), 02/25/2034	6,457,756	0.2
1,437,285 (2)(3)	New Residential Mortgage Loan Trust 2017-3A B2, 4.750%, 04/25/2057	1,505,661	0.1
14,853 (2)(3)	Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2001-R1A A, 7.000%, 02/19/2030	15,123	0.0
2,900,000 (2)	Oaktown Re VII Ltd. 2021-2 M1C, 3.400%, (SOFR30A + 3.350%), 04/25/2034	2,858,943	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
421,286	Prime Mortgage Trust 2007-1 A4, 5.500%, 03/25/2037	$400,935	0.0
157,725 (2)	RBSSP Resecuritization Trust 2011-3 2A1, 0.592%, (US0001M + 0.250%), 02/26/2037	158,203	0.0
1,312	RFMSI Series Trust 2003-S9 A1, 6.500%, 03/25/2032	1,381	0.0
1,939,276	Seasoned Credit Risk Transfer Trust 2017-4 M45T, 4.500%, 06/25/2057	2,096,312	0.1
45,848	Sequoia Mortgage Trust 2003-4 2A1, 0.804%, (US0001M + 0.350%), 07/20/2033	46,058	0.0
22,230 (3)	Sequoia Mortgage Trust 2005-4 2A1, 2.579%, 04/20/2035	23,502	0.0
563,251 (2)(3)	Sequoia Mortgage Trust 2014-3 B3, 4.003%, 10/25/2044	567,006	0.0
735,511 (2)(3)	Sequoia Mortgage Trust 2015-2 B3, 3.773%, 05/25/2045	739,151	0.0
774,636 (2)(3)	Sequoia Mortgage Trust 2015-3 B3, 3.723%, 07/25/2045	786,774	0.0
222,996 (2)(3)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 03/25/2048	224,766	0.0
2,026,156 (2)(3)	Sequoia Mortgage Trust 2020-3 B3, 3.336%, 04/25/2050	1,970,276	0.1
698,000 (2)(3)	Starwood Mortgage Residential Trust 2020-1, 2.878%, 02/25/2050	700,769	0.0
36,691 (3)	Structured Adjustable Rate Mortgage Loan Trust 2005-17 3A1, 2.792%, 08/25/2035	35,378	0.0
707,391 (3)	Structured Adjustable Rate Mortgage Loan Trust 2005-7 4A, 2.641%, 04/25/2035	708,170	0.0
127,991	Structured Asset Mortgage Investments II Trust 2005-AR5 A2, 0.604%, (US0001M + 0.250%), 07/19/2035	124,610	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
61,229	Structured Asset Mortgage Investments II Trust 2005-AR5 A3, 0.604%, (US0001M + 0.250%), 07/19/2035	$59,740	0.0
171,384 (3)	Thornburg Mortgage Securities Trust 2006-5 A1, 2.541%, 10/25/2046	173,903	0.0
4,804	WaMu Mortgage Pass Through Certificates Series 2002-AR2 A, 1.475%, (COF 11 + 1.250%), 02/27/2034	4,923	0.0
15,086	WaMu Mortgage Pass Through Certificates Series 2002-AR9 1A, 1.482%, (12MTA + 1.400%), 08/25/2042	14,996	0.0
21,734	WaMu Mortgage Pass Through Certificates Series 2005-AR1 A1A, 0.742%, (US0001M + 0.640%), 01/25/2045	21,744	0.0
463,262 (3)	WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 2.453%, 10/25/2036	453,460	0.0
257,549	WaMu Mortgage Pass Through Certificates Series 2006-AR7 3A, 1.725%, (COF 11 + 1.500%), 07/25/2046	253,181	0.0
37,707,285 (3)(4)	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 1.800%, 08/25/2045	1,449,227	0.1
1,077,157	WaMu Mortgage Pass-Through Certificates Series 2005-AR13 A1C3, 1.082%, (US0001M + 0.490%), 10/25/2045	1,073,157	0.0
503,296 (3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 2.956%, 10/25/2036	507,102	0.0
877,644 (3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A1, 2.381%, 12/25/2036	840,678	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,629,391 (3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 2.847%, 08/25/2046	$1,629,302	0.1
1,556,489 (3)	WaMu Mortgage Pass-Through Certificates Series 2007-HY7 2A2, 2.930%, 07/25/2037	1,570,157	0.1
1,821,335	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/2036	1,745,342	0.1
161,235	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/2035	162,053	0.0
1,346,134	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR10 Trust, 0.302%, (US0001M + 0.200%), 12/25/2036	851,380	0.0
994,247	Wells Fargo Alternative Loan 2007-PA2 2A1, 0.533%, (US0001M + 0.430%), 06/25/2037	799,838	0.0
72,891 (3)	Wells Fargo Mortgage Backed Securities 2005-AR7 1A1, 2.862%, 05/25/2035	72,137	0.0
203,096 (3)	Wells Fargo Mortgage Backed Securities 2006-AR4 2A4, 2.793%, 04/25/2036	199,008	0.0
667,555 (2)(3)	WinWater Mortgage Loan Trust 2015-5 B4, 3.774%, 08/20/2045	662,188	0.0
	Total Collateralized Mortgage Obligations (Cost $436,486,607)	435,468,030	13.5

Principal Amount†		Value	Percentage of Net Assets
MUNICIPAL BONDS: 0.1%
	California: 0.1%
500,000	California State University, 6.434%, 11/01/2030	$640,864	0.1
200,000	Los Angeles County Public Works Financing Authority, 7.488%, 08/01/2033	275,541	0.0
300,000	Los Angeles County Public Works Financing Authority, 7.618%, 08/01/2040	495,762	0.0
200,000	Regents of the University of California Medical Center Pooled Revenue, 6.398%, 05/15/2031	255,532	0.0
300,000	Regents of the University of California Medical Center Pooled Revenue, 6.548%, 05/15/2048	464,803	0.0
	Total Municipal Bonds (Cost $1,500,000)	2,132,502	0.1
U.S. TREASURY OBLIGATIONS: 8.0%
	U.S. Treasury Bonds: 4.3%
17,000	1.250%, 05/15/2050	14,443	0.0
22,502,600 (1)	1.375%, 11/15/2031	22,224,834	0.7
920,000	1.375%, 11/15/2040	838,709	0.0
77,000	1.625%, 11/15/2050	71,763	0.0
39,269,100	2.000%, 08/15/2051	40,042,211	1.3
72,995,000	2.000%, 11/15/2041	73,850,410	2.3
		137,042,370	4.3
	U.S. Treasury Notes: 3.7%
25,000	0.125%, 10/15/2023	24,754	0.0
16,997,000	0.250%, 06/15/2024	16,748,684	0.5
4,476,400 (1)	0.500%, 11/30/2023	4,459,614	0.1
39,983,700	0.750%, 12/31/2023	39,994,633	1.2
170,000	0.875%, 06/30/2026	167,324	0.0
24,423,700	1.000%, 12/15/2024	24,453,276	0.8
773,500	1.125%, 02/15/2031	750,869	0.0
1,757,900 (1)	1.250%, 11/30/2026	1,757,076	0.1
17,214,200	1.250%, 12/31/2026	17,198,062	0.5
8,250,800	1.250%, 09/30/2028	8,156,689	0.3
5,560,900	1.375%, 12/31/2028	5,537,440	0.2
1,600,500	1.500%, 11/30/2028	1,607,252	0.0
		120,855,673	3.7
	Total U.S. Treasury Obligations (Cost $257,204,031)	257,898,043	8.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: 10.8%
	Federal Home Loan Mortgage Corporation: 2.5%(5)
44,785	1.595%, (US0012M + 1.345%), 09/01/2035	$46,523	0.0
331,525	1.980%, (US0012M + 1.721%), 06/01/2035	348,647	0.0
5,487	2.345%, (H15T1Y + 2.250%), 11/01/2031	5,512	0.0
462	2.366%, (H15T1Y + 2.210%), 06/01/2024	464	0.0
2,914	2.375%, (H15T1Y + 2.250%), 04/01/2032	2,934	0.0
11,140	2.375%, (H15T1Y + 2.250%), 11/01/2035	11,670	0.0
1,886	2.375%, (H15T1Y + 2.250%), 03/01/2036	2,010	0.0
836,068	2.500%, 05/01/2030	871,015	0.0
461,504	2.500%, 05/01/2030	481,045	0.0
974,577	2.500%, 06/01/2030	1,014,977	0.0
111,791	2.536%, (H15T1Y + 2.462%), 01/01/2029	112,388	0.0
3,266,946	3.000%, 03/01/2045	3,453,443	0.1
2,336,739	3.000%, 03/01/2045	2,465,259	0.1
2,391,626	3.000%, 04/01/2045	2,523,288	0.1
2,602,043	3.000%, 04/01/2045	2,750,643	0.1
4,574,394	3.000%, 10/01/2046	4,813,348	0.2
5,833,303	3.000%, 10/01/2046	6,167,281	0.2
6,318,271	3.000%, 03/01/2048	6,643,474	0.2
817,695	3.500%, 08/01/2042	879,991	0.0
2,159,045	3.500%, 03/01/2045	2,319,597	0.1
363,140	3.500%, 04/01/2045	384,055	0.0
127,696	3.500%, 05/01/2045	134,524	0.0
982,331	3.500%, 05/01/2045	1,054,656	0.0
626,750	3.500%, 06/01/2045	671,602	0.0
525,181	3.500%, 07/01/2045	560,684	0.0
575,997	3.500%, 07/01/2045	614,412	0.0
579,380	3.500%, 08/01/2045	617,637	0.0
429,768	3.500%, 08/01/2045	455,406	0.0
553,172	3.500%, 08/01/2045	591,897	0.0
677,908	3.500%, 08/01/2045	726,397	0.0
1,055,506	3.500%, 08/01/2045	1,133,953	0.0
268,040	3.500%, 09/01/2045	282,628	0.0
693,030	3.500%, 09/01/2045	742,671	0.0
1,229,698	3.500%, 09/01/2045	1,314,725	0.1
1,110,253	3.500%, 11/01/2045	1,192,737	0.1
4,529,777	3.500%, 12/01/2046	4,848,576	0.2
11,926,774	3.500%, 03/01/2048	12,839,274	0.4
805,409	4.000%, 10/01/2041	878,308	0.0
1,101,134	4.000%, 12/01/2041	1,206,308	0.1
192,733	4.000%, 07/01/2045	210,270	0.0
1,175,168	4.000%, 09/01/2045	1,273,529	0.1
114,502	4.000%, 09/01/2045	124,712	0.0
2,437,928	4.000%, 09/01/2045	2,646,074	0.1
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal Home Loan Mortgage Corporation (continued)
1,556,311	4.000%, 09/01/2045	$1,701,324	0.1
902,022	4.000%, 05/01/2047	969,804	0.0
281,384	4.000%, 11/01/2047	300,859	0.0
259,859	4.000%, 03/01/2048	278,413	0.0
1,054,306	4.000%, 06/01/2048	1,159,477	0.1
5,432	4.500%, 06/01/2039	6,012	0.0
13,849	4.500%, 09/01/2040	15,328	0.0
41,700	4.500%, 03/01/2041	45,741	0.0
398,923	4.500%, 08/01/2041	441,436	0.0
300,286	4.500%, 08/01/2041	332,577	0.0
141,244	4.500%, 09/01/2041	156,407	0.0
205,907	4.500%, 09/01/2041	227,881	0.0
380,218	4.500%, 09/01/2041	420,799	0.0
1,050,492	4.500%, 09/01/2041	1,165,178	0.1
19,622	5.000%, 05/01/2028	21,391	0.0
77,246	5.000%, 05/01/2035	85,946	0.0
194,624	5.000%, 01/01/2041	219,236	0.0
92,617	5.000%, 04/01/2041	103,185	0.0
7,603	5.500%, 03/01/2023	8,323	0.0
2,036	5.500%, 05/01/2023	2,229	0.0
8,363	5.500%, 03/01/2034	9,479	0.0
1,655	5.500%, 05/01/2036	1,827	0.0
55,888	5.500%, 06/01/2036	63,688	0.0
6,256	5.500%, 12/01/2036	7,146	0.0
31,525	5.500%, 03/01/2037	36,080	0.0
8,752	5.500%, 04/01/2037	10,035	0.0
46,350	5.500%, 05/01/2037	53,088	0.0
85,509	5.500%, 07/01/2037	97,252	0.0
16,094	5.500%, 09/01/2037	17,673	0.0
10,057	5.500%, 10/01/2037	11,534	0.0
30,544	5.500%, 11/01/2037	35,004	0.0
87,936	5.500%, 12/01/2037	100,826	0.0
25,023	5.500%, 12/01/2037	28,700	0.0
6,377	5.500%, 01/01/2038	7,181	0.0
6,289	5.500%, 01/01/2038	7,203	0.0
62,662	5.500%, 02/01/2038	71,791	0.0
85,811	5.500%, 02/01/2038	98,440	0.0
57,859	5.500%, 03/01/2038	66,301	0.0
74,491	5.500%, 04/01/2038	85,369	0.0
6,409	5.500%, 05/01/2038	7,352	0.0
48,857	5.500%, 05/01/2038	54,667	0.0
152,876	5.500%, 06/01/2038	174,234	0.0
46,786	5.500%, 06/01/2038	53,539	0.0
151,261	5.500%, 07/01/2038	173,352	0.0
7,688	5.500%, 08/01/2038	8,817	0.0
30,197	5.500%, 08/01/2038	34,596	0.0
34,194	5.500%, 09/01/2038	39,172	0.0
29,839	5.500%, 10/01/2038	34,201	0.0
33,513	5.500%, 10/01/2038	38,411	0.0
111,031	5.500%, 11/01/2038	127,295	0.0
3,332	5.500%, 11/01/2038	3,821	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal Home Loan Mortgage Corporation (continued)
7,620	5.500%, 12/01/2038	$8,741	0.0
11,869	5.500%, 12/01/2038	13,539	0.0
26,745	5.500%, 01/01/2039	30,641	0.0
54,144	5.500%, 03/01/2039	62,032	0.0
22,272	5.500%, 07/01/2039	25,413	0.0
14,377	5.500%, 12/01/2039	16,479	0.0
94,318	5.500%, 03/01/2040	108,094	0.0
65,381	5.500%, 08/01/2040	74,897	0.0
30,883	5.500%, 08/01/2040	35,302	0.0
37,212	5.500%, 08/01/2040	40,859	0.0
313,619	6.000%, 09/01/2027	345,290	0.0
4,912	6.000%, 02/01/2029	5,409	0.0
6,714	6.000%, 05/01/2035	7,665	0.0
265,047	6.000%, 03/01/2037	307,761	0.0
2,525	6.000%, 05/01/2037	2,932	0.0
28,404	6.000%, 07/01/2037	32,974	0.0
8,615	6.000%, 08/01/2037	9,806	0.0
37,477	6.000%, 08/01/2037	43,497	0.0
209,163	6.000%, 09/01/2037	242,835	0.0
610	6.000%, 10/01/2037	707	0.0
7,824	6.000%, 11/01/2037	9,086	0.0
5,604	6.000%, 12/01/2037	6,505	0.0
1,950	6.000%, 12/01/2037	2,160	0.0
205,313	6.000%, 01/01/2038	234,754	0.0
1,158	6.000%, 04/01/2038	1,345	0.0
7,336	6.000%, 06/01/2038	8,232	0.0
524	6.000%, 07/01/2038	588	0.0
22,417	6.000%, 08/01/2038	25,026	0.0
48,337	6.000%, 11/01/2038	55,905	0.0
12,289	6.000%, 05/01/2039	13,922	0.0
10,277	6.000%, 08/01/2039	11,829	0.0
1,705	6.000%, 09/01/2039	1,879	0.0
659,772	6.500%, 09/01/2034	745,099	0.0
		81,169,367	2.5
	Federal National Mortgage Association: 0.0%(5)
28,813	1.284%, (12MTA + 1.200%), 08/01/2042	29,389	0.0
47,123	1.284%, (12MTA + 1.200%), 08/01/2042	48,152	0.0
17,263	1.284%, (12MTA + 1.200%), 10/01/2044	17,649	0.0
25,972	1.284%, (12MTA + 1.200%),10/01/2044	26,575	0.0
61,863	1.498%, (US0006M + 1.373%),09/01/2035	62,414	0.0
66,376	1.590%, (US0001M + 1.422%),02/01/2033	67,137	0.0
36,166	1.637%, (US0012M + 1.486%), 07/01/2035	36,399	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal National Mortgage Association (continued)
12,305	1.710%, (US0012M + 1.444%), 08/01/2035	$12,402	0.0
342,207	1.825%, (H15T1Y + 1.711%), 08/01/2035	344,750	0.0
71,765	1.869%, (US0012M + 1.480%), 04/01/2035	72,329	0.0
139,639	1.908%, (US0012M + 1.661%), 10/01/2035	139,891	0.0
67,267	1.999%, (US0012M + 1.610%), 02/01/2034	69,165	0.0
20,281	2.050%, (US0012M + 1.675%), 02/01/2035	20,377	0.0
141,643	2.060%, (US0012M + 1.810%), 09/01/2034	147,933	0.0
63,268	2.300%, (H15T1Y + 2.175%),10/01/2035	63,547	0.0
1,701	2.317%, (H15T1Y + 2.215%), 09/01/2031	1,702	0.0
7,687	2.335%, (H15T1Y + 2.210%), 04/01/2032	7,707	0.0
2,505	3.184%, (COF 11 + 1.251%), 05/01/2036	2,607	0.0
24,075	4.027%, (COF 11 + 1.926%), 12/01/2036	25,746	0.0
		1,195,871	0.0
	Government National Mortgage Association: 1.4%
3,946,176	2.500%, 09/20/2051	4,047,383	0.1
16,000,000 (6)	2.500%, 01/15/2052	16,386,232	0.5
4,390,000 (6)	3.000%, 01/15/2052	4,542,468	0.2
2,560,059	3.500%, 07/20/2046	2,691,422	0.1
394,033	3.500%, 07/20/2047	414,018	0.0
6,086,037	3.500%, 12/20/2047	6,489,362	0.2
3,392,294	3.500%, 01/20/2048	3,631,428	0.1
469,250	4.000%, 11/20/2040	508,539	0.0
937,983	4.000%, 03/20/2046	1,010,245	0.1
728,889	4.500%, 08/20/2041	807,585	0.0
360,846	4.500%, 01/20/2047	394,452	0.0
13,409	5.000%, 11/15/2035	15,211	0.0
1,840	5.000%, 11/15/2035	2,070	0.0
5,014	5.000%, 11/15/2035	5,645	0.0
5,653	5.000%, 11/15/2035	6,529	0.0
14,456	5.000%, 06/15/2037	16,286	0.0
102,298	5.000%, 03/15/2038	118,162	0.0
33,348	5.000%, 03/15/2038	38,544	0.0
5,340	5.000%, 06/15/2038	6,094	0.0
361	5.000%, 07/15/2038	406	0.0
2,300	5.000%, 09/15/2038	2,641	0.0
32,896	5.000%, 11/15/2038	38,025	0.0
12,418	5.000%, 11/15/2038	14,315	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association (continued)
717,251	5.000%, 12/15/2038	$828,495	0.1
56,510	5.000%, 12/15/2038	65,313	0.0
7,765	5.000%, 12/15/2038	8,744	0.0
93,134	5.000%, 01/15/2039	107,573	0.0
51,405	5.000%, 01/15/2039	59,396	0.0
541,102	5.000%, 01/15/2039	620,621	0.0
77,726	5.000%, 02/15/2039	89,783	0.0
23,081	5.000%, 02/15/2039	26,594	0.0
47,092	5.000%, 02/15/2039	53,912	0.0
110,103	5.000%, 03/15/2039	126,977	0.0
59,753	5.000%, 03/15/2039	68,899	0.0
1,718	5.000%, 03/15/2039	1,986	0.0
61,058	5.000%, 03/15/2039	70,579	0.0
70,023	5.000%, 04/15/2039	80,885	0.0
406	5.000%, 05/15/2039	457	0.0
111,737	5.000%, 05/15/2039	129,141	0.0
38,971	5.000%, 05/15/2039	45,053	0.0
48,699	5.000%, 07/15/2039	56,038	0.0
44,056	5.000%, 09/15/2039	50,587	0.0
9,240	5.000%, 11/15/2039	10,682	0.0
1,332	5.000%, 04/15/2040	1,536	0.0
9,904	5.000%, 06/15/2040	11,412	0.0
20,096	5.000%, 09/15/2040	23,197	0.0
14,075	5.000%, 09/15/2040	15,830	0.0
44,198	5.000%, 10/15/2040	50,601	0.0
47,446	5.000%, 05/15/2042	53,418	0.0
260,694	5.000%, 02/20/2043	294,798	0.0
		44,139,569	1.4
	Uniform Mortgage-Backed Securities: 6.9%
50,513,000 (6)	2.000%, 02/15/2052	50,248,840	1.6
19,000,000 (6)	2.500%, 02/15/2052	19,337,787	0.6
1,309,582	2.500%, 05/01/2030	1,363,010	0.1
1,943,203	2.500%, 06/01/2030	2,018,879	0.1
2,643,757	2.500%, 06/01/2030	2,746,689	0.1
1,181,348	2.500%, 07/01/2030	1,227,396	0.1
2,725,126	3.000%, 08/01/2030	2,871,475	0.1
1,379,775	3.000%, 09/01/2030	1,454,434	0.1
929,045	3.000%, 08/01/2043	986,507	0.1
1,611,537	3.000%, 09/01/2043	1,700,234	0.1
5,842,985	3.000%, 04/01/2045	6,173,707	0.2
3,672,508	3.000%, 08/01/2046	3,880,471	0.1
348,566	3.000%, 09/01/2046	366,070	0.0
4,916,733	3.000%, 01/01/2047	5,159,891	0.2
546,640	3.500%, 12/01/2041	590,590	0.0
474,467	3.500%, 08/01/2042	512,310	0.0
105,610	3.500%, 08/01/2042	113,328	0.0
600,096	3.500%, 10/01/2042	648,289	0.0
403,531	3.500%, 10/01/2042	435,944	0.0
256,610	3.500%, 03/01/2043	277,132	0.0
2,130,921	3.500%, 01/01/2046	2,295,093	0.1
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
3,831,087	3.500%, 02/01/2046	$4,126,019	0.1
15,953,379	3.500%, 08/01/2046	17,180,989	0.6
2,658,747	3.500%, 08/01/2046	2,857,144	0.1
2,668,435	3.500%, 09/01/2047	2,821,527	0.1
7,423,970	3.500%, 07/01/2048	7,984,965	0.3
2,700,000 (6)	3.500%, 02/15/2052	2,838,559	0.1
3,083	4.000%, 05/01/2029	3,279	0.0
23,138	4.000%, 11/01/2030	24,786	0.0
12,580	4.000%, 02/01/2031	13,477	0.0
6,699	4.000%, 10/01/2031	7,206	0.0
4,694,219	4.000%, 12/01/2039	5,151,814	0.2
593,971	4.000%, 07/01/2042	646,371	0.0
240,670	4.000%, 07/01/2042	264,479	0.0
2,341,352	4.000%, 07/01/2042	2,572,953	0.1
165,389	4.000%, 08/01/2042	176,047	0.0
907,324	4.000%, 08/01/2042	996,670	0.1
1,429,782	4.000%, 08/01/2043	1,558,480	0.1
2,534,924	4.000%, 09/01/2043	2,785,667	0.1
175,819	4.000%, 10/01/2043	192,142	0.0
84,923	4.000%, 10/01/2043	92,967	0.0
4,744,053	4.000%, 01/01/2045	5,273,105	0.2
445,220	4.000%, 06/01/2045	487,141	0.0
931,722	4.000%, 07/01/2045	1,017,453	0.1
2,199,233	4.000%, 07/01/2045	2,411,935	0.1
3,765,270	4.000%, 02/01/2046	4,100,734	0.1
775,486	4.000%, 06/01/2047	830,274	0.0
550,456	4.000%, 03/01/2048	588,879	0.0
240,930	4.000%, 03/01/2048	256,981	0.0
3,691,722	4.000%, 09/01/2048	3,984,322	0.1
23,199	4.500%, 10/01/2025	24,822	0.0
412,846	4.500%, 07/01/2026	431,432	0.0
348,121	4.500%, 04/01/2029	372,951	0.0
5,276	4.500%, 06/01/2029	5,651	0.0
64,131	4.500%, 06/01/2029	68,683	0.0
67,040	4.500%, 07/01/2029	71,824	0.0
1,565	4.500%, 10/01/2029	1,676	0.0
9,458	4.500%, 06/01/2030	10,218	0.0
267,076	4.500%, 10/01/2030	288,719	0.0
70,391	4.500%, 02/01/2031	76,013	0.0
48,383	4.500%, 05/01/2031	52,321	0.0
35,542	4.500%, 10/01/2033	39,168	0.0
16,973	4.500%, 01/01/2034	18,707	0.0
4,150	4.500%, 07/01/2034	4,570	0.0
19,757	4.500%, 09/01/2035	21,656	0.0
4,036	4.500%, 09/01/2035	4,449	0.0
32,333	4.500%, 11/01/2035	35,596	0.0
129,357	4.500%, 02/01/2036	138,608	0.0
71,309	4.500%, 01/01/2037	78,755	0.0
33,535	4.500%, 09/01/2037	36,950	0.0
1,897	4.500%, 02/01/2038	2,050	0.0
19,544	4.500%, 01/01/2039	21,418	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
2,023	4.500%, 02/01/2039	$2,168	0.0
28,528	4.500%, 02/01/2039	31,553	0.0
69,816	4.500%, 04/01/2039	77,201	0.0
12,697	4.500%, 04/01/2039	14,040	0.0
40,322	4.500%, 04/01/2039	44,562	0.0
376	4.500%, 05/01/2039	416	0.0
72,497	4.500%, 05/01/2039	80,155	0.0
780,294	4.500%, 05/01/2039	863,127	0.0
3,731	4.500%, 05/01/2039	4,121	0.0
11,901	4.500%, 05/01/2039	13,163	0.0
75,596	4.500%, 05/01/2039	83,576	0.0
60,047	4.500%, 05/01/2039	66,391	0.0
4,642	4.500%, 06/01/2039	5,136	0.0
95,114	4.500%, 06/01/2039	105,164	0.0
49,095	4.500%, 07/01/2039	54,311	0.0
20,531	4.500%, 07/01/2039	22,222	0.0
14,483	4.500%, 07/01/2039	16,018	0.0
177,567	4.500%, 08/01/2039	195,728	0.0
44,987	4.500%, 08/01/2039	49,590	0.0
97,950	4.500%, 08/01/2039	108,322	0.0
57,504	4.500%, 08/01/2039	63,614	0.0
161,463	4.500%, 09/01/2039	178,570	0.0
154,241	4.500%, 10/01/2039	170,582	0.0
70,483	4.500%, 11/01/2039	77,942	0.0
9,487	4.500%, 11/01/2039	10,492	0.0
3,978	4.500%, 12/01/2039	4,400	0.0
6,909	4.500%, 12/01/2039	7,409	0.0
327,584	4.500%, 01/01/2040	361,577	0.0
3,523	4.500%, 01/01/2040	3,797	0.0
75,118	4.500%, 02/01/2040	83,079	0.0
148,509	4.500%, 02/01/2040	163,727	0.0
46,491	4.500%, 04/01/2040	51,328	0.0
541,596	4.500%, 04/01/2040	598,995	0.0
204,333	4.500%, 05/01/2040	221,794	0.0
35,643	4.500%, 05/01/2040	38,407	0.0
3,181	4.500%, 06/01/2040	3,517	0.0
31,271	4.500%, 06/01/2040	34,470	0.0
107,241	4.500%, 06/01/2040	118,615	0.0
244,295	4.500%, 06/01/2040	270,079	0.0
56,364	4.500%, 06/01/2040	62,148	0.0
107,634	4.500%, 07/01/2040	118,680	0.0
21,707	4.500%, 07/01/2040	23,785	0.0
70,468	4.500%, 07/01/2040	77,695	0.0
33,868	4.500%, 08/01/2040	36,993	0.0
5,892	4.500%, 08/01/2040	6,338	0.0
86,229	4.500%, 08/01/2040	94,176	0.0
78,977	4.500%, 08/01/2040	86,486	0.0
63,755	4.500%, 08/01/2040	70,290	0.0
1,779	4.500%, 08/01/2040	1,952	0.0
21,230	4.500%, 08/01/2040	23,478	0.0
180,372	4.500%, 09/01/2040	199,449	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
15,281	4.500%, 09/01/2040	$16,902	0.0
15,410	4.500%, 09/01/2040	16,883	0.0
12,996	4.500%, 09/01/2040	13,916	0.0
102,513	4.500%, 09/01/2040	110,056	0.0
25,291	4.500%, 09/01/2040	27,965	0.0
24,389	4.500%, 09/01/2040	26,965	0.0
27,387	4.500%, 10/01/2040	29,958	0.0
149,532	4.500%, 10/01/2040	165,364	0.0
28,050	4.500%, 10/01/2040	31,026	0.0
159,013	4.500%, 10/01/2040	175,779	0.0
67,304	4.500%, 10/01/2040	74,436	0.0
487,418	4.500%, 11/01/2040	525,799	0.0
54,680	4.500%, 11/01/2040	59,891	0.0
48,979	4.500%, 11/01/2040	54,180	0.0
364,014	4.500%, 11/01/2040	401,202	0.0
792,955	4.500%, 11/01/2040	874,362	0.0
12,848	4.500%, 12/01/2040	13,989	0.0
83,213	4.500%, 12/01/2040	91,756	0.0
23,709	4.500%, 12/01/2040	25,977	0.0
89,417	4.500%, 12/01/2040	98,961	0.0
173,098	4.500%, 12/01/2040	191,476	0.0
2,663	4.500%, 12/01/2040	2,944	0.0
35,161	4.500%, 12/01/2040	38,886	0.0
36,038	4.500%, 12/01/2040	39,552	0.0
22,436	4.500%, 12/01/2040	24,815	0.0
194,529	4.500%, 01/01/2041	215,241	0.0
22,482	4.500%, 01/01/2041	24,869	0.0
419,716	4.500%, 01/01/2041	462,715	0.0
125,246	4.500%, 01/01/2041	137,220	0.0
36,332	4.500%, 01/01/2041	40,159	0.0
59,494	4.500%, 02/01/2041	63,901	0.0
69,394	4.500%, 02/01/2041	76,467	0.0
21,717	4.500%, 02/01/2041	23,948	0.0
71,655	4.500%, 02/01/2041	79,019	0.0
50,753	4.500%, 02/01/2041	56,068	0.0
22,528	4.500%, 03/01/2041	24,910	0.0
23,175	4.500%, 03/01/2041	25,630	0.0
3,898	4.500%, 03/01/2041	4,293	0.0
65,856	4.500%, 03/01/2041	72,839	0.0
76,864	4.500%, 03/01/2041	82,595	0.0
42,038	4.500%, 03/01/2041	46,474	0.0
181,923	4.500%, 03/01/2041	199,391	0.0
49,069	4.500%, 03/01/2041	54,281	0.0
11,634	4.500%, 03/01/2041	12,471	0.0
74,765	4.500%, 04/01/2041	80,159	0.0
385,854	4.500%, 04/01/2041	429,191	0.0
5,346	4.500%, 04/01/2041	5,896	0.0
200,468	4.500%, 04/01/2041	221,738	0.0
49,960	4.500%, 04/01/2041	53,549	0.0
17,250	4.500%, 04/01/2041	18,481	0.0
34,675	4.500%, 04/01/2041	38,361	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
18,722	4.500%, 05/01/2041	$20,702	0.0
192,941	4.500%, 05/01/2041	213,466	0.0
11,578	4.500%, 05/01/2041	12,409	0.0
7,259	4.500%, 05/01/2041	8,027	0.0
3,110	4.500%, 05/01/2041	3,442	0.0
278,647	4.500%, 05/01/2041	305,254	0.0
384,759	4.500%, 05/01/2041	424,376	0.0
24,866	4.500%, 05/01/2041	27,508	0.0
268,341	4.500%, 05/01/2041	296,726	0.0
49,203	4.500%, 06/01/2041	53,065	0.0
214,263	4.500%, 06/01/2041	236,937	0.0
13,122	4.500%, 06/01/2041	14,511	0.0
161,417	4.500%, 07/01/2041	178,663	0.0
28,021	4.500%, 07/01/2041	30,747	0.0
81,139	4.500%, 07/01/2041	89,748	0.0
3,915	4.500%, 07/01/2041	4,316	0.0
2,610	4.500%, 07/01/2041	2,888	0.0
12,154	4.500%, 07/01/2041	13,386	0.0
42,975	4.500%, 07/01/2041	47,316	0.0
17,968	4.500%, 07/01/2041	19,252	0.0
15,331	4.500%, 08/01/2041	16,827	0.0
21,708	4.500%, 08/01/2041	23,268	0.0
166,913	4.500%, 08/01/2041	183,285	0.0
105,576	4.500%, 08/01/2041	116,837	0.0
56,352	4.500%, 08/01/2041	61,726	0.0
128,597	4.500%, 08/01/2041	137,828	0.0
118,726	4.500%, 08/01/2041	130,861	0.0
160,733	4.500%, 08/01/2041	172,955	0.0
71,429	4.500%, 09/01/2041	78,369	0.0
4,566	4.500%, 09/01/2041	5,051	0.0
13,858	4.500%, 09/01/2041	15,329	0.0
501,598	4.500%, 09/01/2041	554,984	0.0
1,136,269	4.500%, 10/01/2041	1,260,247	0.1
88,928	4.500%, 10/01/2041	95,558	0.0
36,456	4.500%, 10/01/2041	40,343	0.0
236,780	4.500%, 10/01/2041	261,875	0.0
233,473	4.500%, 10/01/2041	258,838	0.0
44,736	4.500%, 10/01/2041	47,965	0.0
526,535	4.500%, 10/01/2041	577,490	0.0
21,912	4.500%, 10/01/2041	24,211	0.0
3,908	4.500%, 11/01/2041	4,314	0.0
281,141	4.500%, 11/01/2041	311,209	0.0
188,791	4.500%, 12/01/2041	208,699	0.0
689,678	4.500%, 12/01/2041	763,607	0.0
25,489	4.500%, 01/01/2042	28,214	0.0
11,344	4.500%, 01/01/2042	12,538	0.0
14,060	4.500%, 01/01/2042	15,065	0.0
34,224	4.500%, 03/01/2042	36,779	0.0
4,300	4.500%, 03/01/2042	4,608	0.0
27,832	4.500%, 04/01/2042	29,816	0.0
11,738	4.500%, 06/01/2042	12,751	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
6,374	4.500%, 08/01/2042	$7,049	0.0
4,199	4.500%, 09/01/2042	4,500	0.0
6,607	4.500%, 01/01/2043	7,081	0.0
6,576	4.500%, 12/01/2043	7,225	0.0
127,072	4.500%, 04/01/2047	137,273	0.0
20,879	4.500%, 05/01/2047	22,360	0.0
104,731	4.500%, 06/01/2047	113,068	0.0
139,337	4.500%, 06/01/2047	150,452	0.0
68,958	4.500%, 07/01/2047	73,919	0.0
331,594	4.500%, 07/01/2047	357,983	0.0
63,130	4.500%, 08/01/2047	68,307	0.0
178	5.000%, 04/01/2023	193	0.0
359	5.000%, 12/01/2023	390	0.0
30,491	5.000%, 04/01/2026	33,180	0.0
43,688	5.000%, 05/01/2026	47,536	0.0
32,492	5.000%, 08/01/2027	35,351	0.0
12,313	5.000%, 04/01/2028	13,412	0.0
83,393	5.000%, 05/01/2033	90,954	0.0
190,417	5.000%, 06/01/2033	215,189	0.0
20,082	5.000%, 08/01/2033	22,700	0.0
222,175	5.000%, 09/01/2033	246,460	0.0
55,380	5.000%, 02/01/2034	61,309	0.0
113,841	5.000%, 03/01/2034	128,348	0.0
30,511	5.000%, 06/01/2034	34,498	0.0
8,451	5.000%, 11/01/2034	9,558	0.0
261,630	5.000%, 02/01/2035	295,629	0.0
259,921	5.000%, 03/01/2035	293,551	0.0
7,440	5.000%, 05/01/2035	8,402	0.0
948,967	5.000%, 07/01/2035	1,071,763	0.1
45,105	5.000%, 08/01/2035	49,138	0.0
4,669	5.000%, 09/01/2035	5,243	0.0
97,225	5.000%, 09/01/2035	110,090	0.0
2,461	5.000%, 10/01/2035	2,783	0.0
120,070	5.000%, 10/01/2035	135,817	0.0
61,119	5.000%, 12/01/2035	69,127	0.0
139,295	5.000%, 02/01/2036	157,615	0.0
44,564	5.000%, 03/01/2036	50,382	0.0
53,127	5.000%, 04/01/2036	59,416	0.0
35,680	5.000%, 05/01/2036	40,354	0.0
324,666	5.000%, 07/01/2036	366,402	0.0
1,215,217	5.000%, 12/01/2036	1,373,480	0.1
1,202,776	5.000%, 07/01/2037	1,333,573	0.1
54,769	5.000%, 04/01/2038	60,356	0.0
25,142	5.000%, 04/01/2039	27,535	0.0
20,080	5.000%, 07/01/2039	22,202	0.0
222,355	5.000%, 11/01/2040	248,813	0.0
15,320	5.000%, 04/01/2041	16,723	0.0
175,490	5.000%, 05/01/2041	198,993	0.0
449,872	5.000%, 06/01/2041	506,557	0.0
997,119	5.000%, 06/01/2041	1,126,730	0.1
350	5.500%, 06/01/2022	352	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
207	5.500%, 11/01/2022	$208	0.0
1,156	5.500%, 11/01/2022	1,169	0.0
118	5.500%, 11/01/2022	119	0.0
14	5.500%, 12/01/2022	14	0.0
18,738	5.500%, 06/01/2023	20,505	0.0
4,006	5.500%, 07/01/2023	4,086	0.0
427	5.500%, 07/01/2023	430	0.0
2,828	5.500%, 09/01/2023	2,894	0.0
611	5.500%, 01/01/2025	616	0.0
117	5.500%, 08/01/2025	118	0.0
4,163	5.500%, 07/01/2026	4,559	0.0
3,944	5.500%, 12/01/2027	4,322	0.0
12,378	5.500%, 04/01/2028	13,559	0.0
4,584	5.500%, 08/01/2028	5,036	0.0
6,225	5.500%, 01/01/2029	6,838	0.0
57,956	5.500%, 10/01/2029	63,638	0.0
42,789	5.500%, 04/01/2033	47,205	0.0
12,436	5.500%, 10/01/2033	13,651	0.0
5,107	5.500%, 11/01/2033	5,723	0.0
2,947	5.500%, 11/01/2033	3,234	0.0
6,015	5.500%, 11/01/2033	6,636	0.0
820	5.500%, 11/01/2033	915	0.0
1,055	5.500%, 12/01/2033	1,194	0.0
13,330	5.500%, 12/01/2033	15,001	0.0
73,691	5.500%, 12/01/2033	82,372	0.0
217,072	5.500%, 12/01/2033	246,446	0.0
34,384	5.500%, 12/01/2033	39,072	0.0
7,697	5.500%, 01/01/2034	8,443	0.0
75,816	5.500%, 01/01/2034	85,420	0.0
623	5.500%, 01/01/2034	698	0.0
9,672	5.500%, 01/01/2034	10,966	0.0
17,063	5.500%, 01/01/2034	18,734	0.0
5,220	5.500%, 06/01/2034	5,933	0.0
5,134	5.500%, 11/01/2034	5,629	0.0
38,134	5.500%, 11/01/2034	43,283	0.0
817	5.500%, 12/01/2034	929	0.0
10,999	5.500%, 01/01/2035	12,486	0.0
23,512	5.500%, 01/01/2035	25,823	0.0
24,160	5.500%, 01/01/2035	27,235	0.0
1,081,698	5.500%, 02/01/2035	1,230,109	0.1
9,476	5.500%, 02/01/2035	10,460	0.0
6,897	5.500%, 07/01/2035	7,810	0.0
817,526	5.500%, 08/01/2035	931,763	0.1
2,707	5.500%, 10/01/2035	3,035	0.0
33,578	5.500%, 11/01/2035	37,517	0.0
427	5.500%, 11/01/2035	474	0.0
611	5.500%, 12/01/2035	698	0.0
507	5.500%, 12/01/2035	568	0.0
93,268	5.500%, 12/01/2035	105,455	0.0
10,637	5.500%, 12/01/2035	12,125	0.0
61,968	5.500%, 01/01/2036	70,693	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
8,712	5.500%, 01/01/2036	$9,927	0.0
431	5.500%, 02/01/2036	473	0.0
9,311	5.500%, 04/01/2036	10,505	0.0
742,857	5.500%, 07/01/2036	845,182	0.0
475	5.500%, 08/01/2036	542	0.0
37,139	5.500%, 09/01/2036	42,179	0.0
60,670	5.500%, 09/01/2036	68,832	0.0
92,513	5.500%, 12/01/2036	105,632	0.0
916	5.500%, 12/01/2036	1,045	0.0
1,227	5.500%, 12/01/2036	1,404	0.0
111,124	5.500%, 12/01/2036	127,113	0.0
13,444	5.500%, 01/01/2037	15,375	0.0
53,006	5.500%, 01/01/2037	60,486	0.0
79,672	5.500%, 02/01/2037	91,023	0.0
220,833	5.500%, 03/01/2037	247,600	0.0
8,199	5.500%, 04/01/2037	9,314	0.0
21,013	5.500%, 05/01/2037	24,062	0.0
599	5.500%, 05/01/2037	686	0.0
11,334	5.500%, 05/01/2037	12,887	0.0
1,353	5.500%, 05/01/2037	1,542	0.0
49,113	5.500%, 06/01/2037	55,756	0.0
24,446	5.500%, 06/01/2037	27,974	0.0
20,318	5.500%, 07/01/2037	23,154	0.0
30,912	5.500%, 08/01/2037	35,264	0.0
26,076	5.500%, 08/01/2037	29,834	0.0
11,542	5.500%, 08/01/2037	13,153	0.0
81,067	5.500%, 09/01/2037	92,711	0.0
592	5.500%, 11/01/2037	678	0.0
296,835	5.500%, 01/01/2038	339,984	0.0
972	5.500%, 02/01/2038	1,106	0.0
525	5.500%, 02/01/2038	601	0.0
253,343	5.500%, 03/01/2038	290,294	0.0
4,721	5.500%, 03/01/2038	5,312	0.0
574	5.500%, 04/01/2038	658	0.0
51,831	5.500%, 04/01/2038	58,629	0.0
9,493	5.500%, 04/01/2038	10,425	0.0
2,358	5.500%, 05/01/2038	2,703	0.0
159,875	5.500%, 05/01/2038	183,004	0.0
6,136	5.500%, 05/01/2038	7,019	0.0
1,371,010	5.500%, 06/01/2038	1,568,846	0.1
68,382	5.500%, 06/01/2038	78,326	0.0
20,102	5.500%, 06/01/2038	22,870	0.0
31,561	5.500%, 07/01/2038	36,188	0.0
36,186	5.500%, 07/01/2038	41,464	0.0
43,274	5.500%, 07/01/2038	48,879	0.0
367	5.500%, 07/01/2038	416	0.0
19,969	5.500%, 08/01/2038	22,836	0.0
8,739	5.500%, 08/01/2038	9,970	0.0
66,398	5.500%, 08/01/2038	76,038	0.0
37,851	5.500%, 11/01/2038	43,297	0.0
151,045	5.500%, 11/01/2038	173,084	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
118	5.500%, 12/01/2038	$131	0.0
23,364	5.500%, 12/01/2038	26,782	0.0
81,018	5.500%, 01/01/2039	92,654	0.0
40,946	5.500%, 01/01/2039	46,827	0.0
276,844	5.500%, 01/01/2039	312,110	0.0
15,607	5.500%, 03/01/2039	17,889	0.0
138,338	5.500%, 06/01/2039	158,552	0.0
232,693	5.500%, 06/01/2039	265,971	0.0
13,478	5.500%, 07/01/2041	15,434	0.0
281,053	5.500%, 09/01/2041	320,356	0.0
110	6.000%, 04/01/2022	110	0.0
857	6.000%, 06/01/2022	941	0.0
455	6.000%, 01/01/2023	500	0.0
55	6.000%, 03/01/2024	60	0.0
63,822	6.000%, 11/01/2028	70,217	0.0
315	6.000%, 04/01/2031	358	0.0
252	6.000%, 01/01/2032	278	0.0
573	6.000%, 11/01/2032	659	0.0
529	6.000%, 11/01/2032	583	0.0
36,156	6.000%, 01/01/2033	41,563	0.0
2,386	6.000%, 09/01/2033	2,652	0.0
358	6.000%, 01/01/2034	398	0.0
28,222	6.000%, 06/01/2035	31,160	0.0
4,722	6.000%, 07/01/2035	5,200	0.0
9,332	6.000%, 07/01/2035	10,810	0.0
5,861	6.000%, 07/01/2035	6,480	0.0
4,146	6.000%, 07/01/2035	4,799	0.0
2,497	6.000%, 10/01/2035	2,753	0.0
378	6.000%, 10/01/2035	416	0.0
46,893	6.000%, 11/01/2035	53,672	0.0
205,960	6.000%, 12/01/2035	227,722	0.0
2,279	6.000%, 12/01/2035	2,510	0.0
36,964	6.000%, 12/01/2035	42,871	0.0
7,359	6.000%, 01/01/2036	8,273	0.0
229	6.000%, 02/01/2036	252	0.0
29,521	6.000%, 02/01/2036	34,224	0.0
15,639	6.000%, 02/01/2036	17,332	0.0
32,796	6.000%, 02/01/2036	38,024	0.0
16,600	6.000%, 03/01/2036	18,496	0.0
26,500	6.000%, 03/01/2036	30,187	0.0
31,823	6.000%, 04/01/2036	36,864	0.0
14,945	6.000%, 04/01/2036	17,314	0.0
11,120	6.000%, 05/01/2036	12,594	0.0
5,319	6.000%, 05/01/2036	5,855	0.0
350	6.000%, 06/01/2036	396	0.0
2,353	6.000%, 06/01/2036	2,674	0.0
1,251	6.000%, 07/01/2036	1,385	0.0
14,838	6.000%, 07/01/2036	16,375	0.0
3,883	6.000%, 07/01/2036	4,303	0.0
57,682	6.000%, 07/01/2036	66,433	0.0
2,787	6.000%, 08/01/2036	3,148	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
177,768	6.000%, 08/01/2036	$201,664	0.0
354,471	6.000%, 08/01/2036	411,044	0.0
15,571	6.000%, 08/01/2036	18,051	0.0
18,102	6.000%, 08/01/2036	20,736	0.0
2,766	6.000%, 08/01/2036	3,157	0.0
13,156	6.000%, 09/01/2036	15,013	0.0
57,891	6.000%, 09/01/2036	63,723	0.0
35,686	6.000%, 09/01/2036	41,314	0.0
12,732	6.000%, 09/01/2036	14,303	0.0
11,326	6.000%, 09/01/2036	13,134	0.0
80	6.000%, 09/01/2036	88	0.0
23,351	6.000%, 09/01/2036	26,828	0.0
37,614	6.000%, 10/01/2036	43,609	0.0
27,160	6.000%, 10/01/2036	31,468	0.0
2,333	6.000%, 10/01/2036	2,569	0.0
11,574	6.000%, 10/01/2036	13,411	0.0
13,243	6.000%, 10/01/2036	14,674	0.0
30,912	6.000%, 10/01/2036	35,828	0.0
9,340	6.000%, 11/01/2036	10,475	0.0
15,532	6.000%, 11/01/2036	17,092	0.0
26,376	6.000%, 11/01/2036	30,566	0.0
43,407	6.000%, 11/01/2036	48,060	0.0
3,014	6.000%, 12/01/2036	3,498	0.0
33,411	6.000%, 12/01/2036	38,758	0.0
42,412	6.000%, 12/01/2036	46,719	0.0
1,422	6.000%, 12/01/2036	1,617	0.0
21,053	6.000%, 12/01/2036	23,216	0.0
74,887	6.000%, 12/01/2036	82,396	0.0
4,038	6.000%, 12/01/2036	4,507	0.0
10,940	6.000%, 01/01/2037	12,038	0.0
7,673	6.000%, 01/01/2037	8,887	0.0
516	6.000%, 01/01/2037	595	0.0
816	6.000%, 01/01/2037	916	0.0
7,894	6.000%, 02/01/2037	8,748	0.0
702	6.000%, 02/01/2037	773	0.0
87,868	6.000%, 02/01/2037	101,850	0.0
12,494	6.000%, 02/01/2037	14,491	0.0
686	6.000%, 03/01/2037	796	0.0
15,310	6.000%, 03/01/2037	17,746	0.0
13,437	6.000%, 03/01/2037	15,009	0.0
5,893	6.000%, 03/01/2037	6,828	0.0
18,367	6.000%, 03/01/2037	20,973	0.0
107,841	6.000%, 03/01/2037	121,042	0.0
759	6.000%, 04/01/2037	836	0.0
662	6.000%, 04/01/2037	729	0.0
5,533	6.000%, 04/01/2037	6,268	0.0
321	6.000%, 04/01/2037	353	0.0
28,837	6.000%, 04/01/2037	31,769	0.0
2,345	6.000%, 04/01/2037	2,600	0.0
43,800	6.000%, 04/01/2037	50,791	0.0
14,871	6.000%, 04/01/2037	16,706	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
12,529	6.000%, 04/01/2037	$14,535	0.0
30,146	6.000%, 04/01/2037	33,828	0.0
95,615	6.000%, 04/01/2037	110,771	0.0
26,318	6.000%, 04/01/2037	30,214	0.0
29,873	6.000%, 04/01/2037	32,954	0.0
1,627	6.000%, 04/01/2037	1,885	0.0
11,023	6.000%, 05/01/2037	12,139	0.0
15,895	6.000%, 05/01/2037	17,590	0.0
5,454	6.000%, 05/01/2037	6,227	0.0
13,447	6.000%, 05/01/2037	15,594	0.0
13,408	6.000%, 05/01/2037	14,758	0.0
25,937	6.000%, 05/01/2037	28,561	0.0
524	6.000%, 05/01/2037	577	0.0
76,548	6.000%, 05/01/2037	88,768	0.0
1,576	6.000%, 05/01/2037	1,748	0.0
5,742	6.000%, 05/01/2037	6,328	0.0
21,397	6.000%, 05/01/2037	24,274	0.0
20,170	6.000%, 05/01/2037	22,348	0.0
24,590	6.000%, 06/01/2037	27,073	0.0
5,090	6.000%, 06/01/2037	5,908	0.0
5,176	6.000%, 06/01/2037	5,696	0.0
43,834	6.000%, 06/01/2037	50,060	0.0
1,308	6.000%, 06/01/2037	1,441	0.0
3,792	6.000%, 06/01/2037	4,181	0.0
3,719	6.000%, 06/01/2037	4,183	0.0
32,168	6.000%, 07/01/2037	35,465	0.0
3,014	6.000%, 07/01/2037	3,441	0.0
13,562	6.000%, 07/01/2037	14,960	0.0
19,062	6.000%, 07/01/2037	21,307	0.0
87,512	6.000%, 07/01/2037	96,466	0.0
5,663	6.000%, 07/01/2037	6,568	0.0
7,021	6.000%, 07/01/2037	8,137	0.0
11,498	6.000%, 07/01/2037	12,837	0.0
6,809	6.000%, 07/01/2037	7,487	0.0
45,820	6.000%, 07/01/2037	53,180	0.0
4,764	6.000%, 08/01/2037	5,530	0.0
8,934	6.000%, 08/01/2037	9,836	0.0
17,429	6.000%, 08/01/2037	19,183	0.0
6,178	6.000%, 08/01/2037	6,808	0.0
7,837	6.000%, 08/01/2037	8,624	0.0
38,359	6.000%, 08/01/2037	42,238	0.0
19,266	6.000%, 08/01/2037	22,338	0.0
37,474	6.000%, 08/01/2037	43,165	0.0
213,770	6.000%, 09/01/2037	247,946	0.0
13,682	6.000%, 09/01/2037	15,875	0.0
896	6.000%, 09/01/2037	995	0.0
7,226	6.000%, 09/01/2037	7,967	0.0
2,110	6.000%, 09/01/2037	2,427	0.0
64,104	6.000%, 09/01/2037	73,218	0.0
1,021	6.000%, 10/01/2037	1,154	0.0
28,256	6.000%, 10/01/2037	32,744	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
768	6.000%, 11/01/2037	$891	0.0
44,139	6.000%, 11/01/2037	51,132	0.0
29,674	6.000%, 11/01/2037	34,394	0.0
70,021	6.000%, 12/01/2037	80,993	0.0
57,764	6.000%, 12/01/2037	67,008	0.0
19,168	6.000%, 12/01/2037	21,858	0.0
1,071	6.000%, 12/01/2037	1,242	0.0
19,381	6.000%, 02/01/2038	22,460	0.0
72,039	6.000%, 02/01/2038	82,658	0.0
104,574	6.000%, 02/01/2038	120,935	0.0
3,941	6.000%, 03/01/2038	4,342	0.0
17,951	6.000%, 03/01/2038	20,488	0.0
1,041	6.000%, 03/01/2038	1,208	0.0
2,954	6.000%, 05/01/2038	3,429	0.0
58,256	6.000%, 05/01/2038	67,426	0.0
9,745	6.000%, 06/01/2038	11,311	0.0
1,033	6.000%, 06/01/2038	1,137	0.0
38,272	6.000%, 07/01/2038	44,365	0.0
109,836	6.000%, 07/01/2038	126,402	0.0
1,027	6.000%, 08/01/2038	1,191	0.0
5,441	6.000%, 09/01/2038	6,313	0.0
21,829	6.000%, 09/01/2038	25,311	0.0
3,362	6.000%, 09/01/2038	3,720	0.0
14,775	6.000%, 09/01/2038	16,367	0.0
10,575	6.000%, 10/01/2038	12,276	0.0
12,471	6.000%, 10/01/2038	14,295	0.0
12,015	6.000%, 10/01/2038	13,234	0.0
23,888	6.000%, 10/01/2038	27,695	0.0
1,484	6.000%, 10/01/2038	1,706	0.0
361	6.000%, 10/01/2038	398	0.0
1,146	6.000%, 11/01/2038	1,263	0.0
118,465	6.000%, 11/01/2038	132,657	0.0
484	6.000%, 11/01/2038	556	0.0
56,593	6.000%, 12/01/2038	65,668	0.0
1,356	6.000%, 12/01/2038	1,512	0.0
12,795	6.000%, 12/01/2038	14,215	0.0
15,402	6.000%, 10/01/2039	17,854	0.0
1,205	6.000%, 10/01/2039	1,399	0.0
350,494	6.000%, 02/01/2040	406,784	0.0
15,178	6.000%, 04/01/2040	17,618	0.0
111,530	6.000%, 09/01/2040	123,293	0.0
154,767	6.000%, 10/01/2040	179,405	0.0
227,395	6.000%, 05/01/2041	262,740	0.0
3,000	6.500%, 04/01/2027	3,312	0.0
768	6.500%, 02/01/2028	847	0.0
13	6.500%, 06/01/2029	15	0.0
5,209	6.500%, 01/01/2032	5,753	0.0
6,427	6.500%, 04/01/2032	7,356	0.0
12,315	6.500%, 10/01/2032	13,592	0.0
8,647	6.500%, 10/01/2032	9,550	0.0
4,676	6.500%, 03/01/2038	5,529	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
528	7.000%, 08/01/2025	$559	0.0
346	7.000%, 02/01/2026	347	0.0
6,439	7.000%, 03/01/2026	6,508	0.0
4,994	7.000%, 03/01/2026	5,319	0.0
1,508	7.000%, 03/01/2026	1,513	0.0
538	7.000%, 12/01/2027	545	0.0
198,182	7.000%, 03/01/2038	233,154	0.0
483,857	7.000%, 04/01/2038	595,874	0.0
7,484	7.500%, 09/01/2031	8,487	0.0
		221,646,802	6.9
	Total U.S. Government Agency Obligations (Cost $334,984,694)	348,151,609	10.8
COMMERCIAL MORTGAGE-BACKED SECURITIES: 6.4%
12,400,106 (3)(4)	BANK 2019-BNK16 XA, 0.946%, 02/15/2052	685,449	0.0
2,600,000 (2)	BANK 2019-BNK18 D, 3.000%, 05/15/2062	2,394,514	0.1
50,800,371 (3)(4)	Bank 2019-BNK19 XA, 0.956%, 08/15/2061	3,160,047	0.1
22,800,000 (2)(3)(4)	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/2033	481,381	0.0
27,663,488 (3)(4)	Benchmark 2019-B12 XA Mortgage Trust, 1.062%, 08/15/2052	1,575,015	0.0
19,525,775 (3)(4)	Benchmark 2019-B9 XA Mortgage Trust, 1.039%, 03/15/2052	1,218,596	0.0
3,160,000 (2)	Benchmark 2020-B18 AGNE Mortgage Trust, 3.759%, 07/15/2053	3,168,633	0.1
2,258,000 (2)	Benchmark 2020-B18 AGNF Mortgage Trust, 4.139%, 07/15/2053	2,249,544	0.1
3,537,000 (2)(7)	BMD2 Re-Remic Trust 2019-FRR1 3AB, 0.000%, 05/25/2052	2,724,400	0.1
1,348,000 (2)(3)	BMD2 Re-Remic Trust 2019-FRR1 6B10, 2.522%, 05/25/2052	1,233,439	0.0
4,000,000 (2)	BX Commercial Mortgage Trust 2021-IRON E, 2.460%, (US0001M + 2.350%), 02/15/2038	4,016,607	0.1
2,280,000 (2)(3)	BX Trust 2019-OC11 E, 4.076%, 12/09/2041	2,268,090	0.1
17,991,284 (3)(4)	CD 2016-CD1 Mortgage Trust XA, 1.389%, 08/10/2049	921,208	0.0
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
4,120,000 (2)(3)	Citigroup Commercial Mortgage Trust 2016-C2 E, 4.432%, 08/10/2049	$3,360,502	0.1
34,942,677 (3)(4)	Citigroup Commercial Mortgage Trust 2017-P8 XA, 0.890%, 09/15/2050	1,471,656	0.0
51,600,119 (3)(4)	Citigroup Commercial Mortgage Trust 2018-C5 XA, 0.536%, 06/10/2051	1,845,076	0.1
2,101,000 (2)(3)	Citigroup COmmercial Mortgage Trust 2018-C6 D, 5.065%, 11/10/2051	2,206,286	0.1
13,372,367 (3)(4)	COMM 2012-CR2 XA, 1.609%, 08/15/2045	65,995	0.0
23,977,428 (3)(4)	COMM 2012-CR3 XA, 1.832%, 10/15/2045	200,005	0.0
65,166,000 (2)(3)(4)	COMM 2012-CR4 XB, 0.614%, 10/15/2045	311,735	0.0
18,911,437 (3)(4)	COMM 2012-CR5 XA, 1.500%, 12/10/2045	160,254	0.0
8,016,803 (2)(3)(4)	COMM 2012-LC4 XA, 1.759%, 12/10/2044	425	0.0
1,910,000 (2)(3)	COMM 2013-CR10 E Mortgage Trust, 4.900%, 08/10/2046	1,860,866	0.1
910,000 (3)	COMM 2016-COR1 C, 4.333%, 10/10/2049	957,164	0.0
74,773,526 (3)(4)	COMM 2016-CR28 XA, 0.712%, 02/10/2049	1,665,528	0.0
3,906,000 (2)(3)	COMM 2020-CBM F Mortgage Trust, 3.633%, 02/10/2037	3,689,090	0.1
750,000 (2)	CSAIL 2020-C19 E Commercial Mortgage Trust, 2.500%, 03/15/2053	656,775	0.0
4,520,000 (2)	CSWF 2021-SOP2 D, 2.427%, (US0001M + 2.317%), 06/15/2034	4,508,718	0.1
4,284,186 (2)(8)	DBUBS 2011-LC2A F Mortgage Trust, 3.749%, (US0001M + 3.650%), 07/10/2044	4,002,501	0.1
1,989,649 (2)	Extended Stay America Trust 2021-ESH E, 2.960%, (US0001M + 2.850%), 07/15/2038	1,995,421	0.1
2,636,285 (2)	Extended Stay America Trust 2021-ESH F, 3.810%, (US0001M + 3.700%), 07/15/2038	2,645,908	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
10,538,341	Freddie Mac Multifamily 2021-ML08-X-US Certificates Sustainability Bonds, 1.846%, 07/25/2037	$1,927,417	0.1
36,470,000 (3)(4)	Freddie Mac Multifamily Structured Pass Through Certificates K020 X3, 1.871%, 05/25/2040	234,808	0.0
41,652,353 (3)(4)	Freddie Mac Multifamily Structured Pass Through Certificates K023 X1, 1.199%, 08/25/2022	219,087	0.0
22,000,000 (3)(4)	Freddie Mac Multifamily Structured Pass Through Certificates K028 X3, 1.661%, 06/25/2041	423,170	0.0
27,650,000 (3)(4)	Freddie Mac Multifamily Structured Pass Through Certificates K029 X3, 1.591%, 05/25/2041	566,535	0.0
10,700,000 (3)(4)	Freddie Mac Multifamily Structured Pass Through Certificates K035 X3, 1.788%, 12/25/2041	290,966	0.0
8,285,000 (2)(7)	FREMF 2016-K60 D Mortgage Trust, 0.000%, 12/25/2049	6,169,902	0.2
1,500,000 (2)	FREMF 2019-KBF3 C Mortgage Trust, 4.844%, (US0001M + 4.750%), 01/25/2029	1,513,622	0.0
5,200,000 (2)(7)	FREMF 2019-KG01 C Mortgage Trust, 0.000%, 05/25/2029	3,238,168	0.1
66,341,540 (2)(4)	FREMF 2019-KG01 X2A Mortgage Trust, 0.100%, 04/25/2029	283,159	0.0
7,380,000 (2)(4)	FREMF 2019-KG01 X2B Mortgage Trust, 0.100%, 05/25/2029	38,822	0.0
102,687,002 (2)(4)	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/2044	103	0.0
1,000,000 (2)(3)	FRR Re-REMIC Trust 2018-C1 B725, 2.973%, 02/27/2050	992,386	0.0
3,000,000 (2)(3)	FRR Re-REMIC Trust 2018-C1 C725, 0.000%, 02/27/2050	2,759,350	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
31,548,940 (2)(8)	GAM 2021-WF1 A LLC, 5.250%, 12/30/2026	$31,548,940	1.0
2,532,000 (2)	GAM RE-REMIC TR 2021-FFR2 BK44, 2.071%, 10/27/2028	2,436,135	0.1
2,845,000 (2)	GAM RE-REMIC TR 2021-FFR2 BK78, 2.435%, 10/27/2028	2,596,678	0.1
2,164,000 (2)(7)	GAM RE-REMIC TR 2021-FFR2 C730, 0.000%, 10/27/2028	1,944,667	0.1
2,631,000 (2)(7)	GAM RE-REMIC TR 2021-FFR2 CK44, 0.000%, 10/27/2028	2,311,276	0.1
2,140,000 (2)	GAM RE-REMIC TR 2021-FFR2 CK49, 1.079%, 10/27/2028	1,974,074	0.1
1,817,000 (2)(7)	GAM RE-REMIC TR 2021-FFR2 CK78, 0.000%, 10/27/2028	1,316,518	0.0
2,163,000 (2)(7)	GAM RE-REMIC TR 2021-FFR2 D730, 0.000%, 10/27/2028	1,885,866	0.1
2,140,000 (2)(7)	GAM RE-REMIC TR 2021-FFR2 DK49, 0.000%, 10/27/2028	1,829,449	0.1
6,158,000 (2)	GAM Re-REMIC Trust 2021-FRR1 1B, 4.400%, 07/28/2027	4,819,928	0.1
8,097,000 (2)	GAM Re-REMIC Trust 2021-FRR1 2B, 4.420%, 12/29/2027	6,213,509	0.2
3,151,000 (2)	MF1 Multifamily Housing Mortgage Loan Trust 2021-FL5 D, 2.665%, (SOFR30A + 2.500%), 07/15/2036	3,133,548	0.1
3,070,000 (2)	GS Mortgage Securities Trust 2013-GC16 G, 3.500%, 11/10/2046	1,874,838	0.1
28,633,083 (3)(4)	GS Mortgage Securities Trust 2013-GC16 XA, 1.009%, 11/10/2046	424,946	0.0
38,984,952 (3)(4)	GS Mortgage Securities Trust 2014-GC22 XA, 0.946%, 06/10/2047	640,546	0.0
6,930,000 (2)(3)	GS Mortgage Securities Trust 2019-GC40 DBD, 3.550%, 07/10/2052	6,923,709	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
5,310,000 (2)(3)	GS Mortgage Securities Trust 2019-GC40 DBE, 3.550%, 07/10/2052	$5,210,726	0.2
105,351,680 (3)(4)	GS Mortgage Securities Trust 2019-GC42 XA, 0.808%, 09/01/2052	5,439,318	0.2
100,000 (2)	JP Morgan Chase Commercial Mortgage Securities Corp. 2021-MHC E, 2.560%, (US0001M + 2.450%), 04/15/2038	100,066	0.0
10,363,248 (3)(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 0.863%, 06/15/2045	12,382	0.0
38,857,616 (3)(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP4 XA, 0.593%, 12/15/2049	922,076	0.0
3,720,000 (2)(3)	JPMBB Commercial Mortgage Securities Trust 2013-C17 D, 4.886%, 01/15/2047	3,645,294	0.1
2,028,900 (3)(4)	JPMBB Commercial Mortgage Securities Trust 2015-C28 XA, 0.964%, 10/15/2048	47,809	0.0
1,000,000 (2)	KNDL 2019-KNSQ F Mortgage Trust, 2.110%, (US0001M + 2.000%), 05/15/2036	992,678	0.0
293,559 (2)(3)(4)	LB-UBS Commercial Mortgage Trust 2006-C7 XCL, 0.442%, 11/15/2038	950	0.0
1,533,718 (2)(3)(4)	LB-UBS Commercial Mortgage Trust 2006-C7 XW, 0.442%, 11/15/2038	4,963	0.0
700,000 (2)	Life 2021-BMR F Mortgage Trust, 2.460%, (US0001M + 2.350%), 03/15/2038	699,844	0.0
4,447,000 (2)(3)	LSTAR Commercial Mortgage Trust 2015-3 E, 3.166%, 04/20/2048	4,201,054	0.1
1,706,000 (2)(3)	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 D, 4.898%, 04/15/2047	1,734,937	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,900,000	Morgan Stanley Capital I, Inc. 2017-HR2 D, 2.730%, 12/15/2050	$1,723,528	0.1
2,060,000 (2)(3)	UBS-Barclays Commercial Mortgage Trust 2012-C4 D, 4.461%, 12/10/2045	1,863,083	0.1
3,520,000 (2)(3)	UBS-Barclays Commercial Mortgage Trust 2012-C4 E, 4.461%, 12/10/2045	2,466,931	0.1
26,329,399 (3)(4)	Wells Fargo Commercial Mortgage Trust 2014-LC18 XA, 1.034%, 12/15/2047	632,890	0.0
25,023,441 (3)(4)	Wells Fargo Commercial Mortgage Trust 2021-C59 E, 1.551%, 04/15/2054	2,788,347	0.1
738,836 (2)(3)	WFRBS Commercial Mortgage Trust 2011-C5 E, 5.520%, 11/15/2044	737,799	0.0
14,192,132 (2)(3)(4)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.763%, 08/15/2045	48,242	0.0
9,020,000 (2)(3)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.239%, 03/15/2045	7,545,618	0.2
6,583,000 (2)	WFRBS Commercial Mortgage Trust 2013-C12 E, 3.500%, 03/15/2048	5,975,762	0.2
26,887,670 (2)(3)(4)	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.093%, 03/15/2048	245,554	0.0
8,510,000 (3)	WFRBS Commercial Mortgage Trust 2014-LC14 C, 4.344%, 03/15/2047	8,785,705	0.3
2,500,000 (3)	WFRBS Commercial Mortgage Trust 2014-C21 C, 4.234%, 08/15/2047	2,490,892	0.1
	Total Commercial Mortgage-Backed Securities (Cost $207,316,789)	206,549,398	6.4

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: 10.6%
	Automobile Asset-Backed Securities: 0.3%
1,800,000	Americredit Automobile Receivables Trust 2019-1 D, 3.620%, 03/18/2025	$1,855,081	0.1
1,650,000	AmeriCredit Automobile Receivables Trust 2020-1 D, 1.800%, 12/18/2025	1,665,081	0.0
350,000 (2)	GLS Auto Receivables Issuer Trust 2021-4 C, 1.940%, 10/15/2027	350,234	0.0
375,052	Santander Drive Auto Receivables Trust 2019-3 C, 2.490%, 10/15/2025	376,709	0.0
1,900,000	Santander Drive Auto Receivables Trust 2019-3 D, 2.680%, 10/15/2025	1,925,548	0.1
2,650,000	Santander Drive Auto Receivables Trust 2020-1 B, 3.030%, 11/15/2024	2,668,088	0.1
1,200,000	Santander Drive Auto Receivables Trust 2021-3 D, 1.330%, 09/15/2027	1,185,493	0.0
		10,026,234	0.3
	Home Equity Asset-Backed Securities: 0.2%
1,242,178 (2)(3)	ACE Securities Corp. Mortgage Loan Trust Series 2007-D1 A2, 6.336%, 02/25/2038	1,187,783	0.1
270,987	Home Equity Asset Trust 2005-2 M5, 1.197%, (US0001M + 1.095%), 07/25/2035	271,407	0.0
1,163,235	Morgan Stanley ABS Capital I, Inc. Trust 2005-NC2 M4, 1.017%, (US0001M + 0.915%), 03/25/2035	1,162,998	0.0
196,317	New Century Home Equity Loan Trust 2005-2 M3, 0.837%, (US0001M + 0.735%), 06/25/2035	196,516	0.0
50,613	Renaissance Home Equity Loan Trust 2003-2 A, 0.972%, (US0001M + 0.880%), 08/25/2033	49,988	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Home Equity Asset-Backed Securities (continued)
1,232,835 (3)	Renaissance Home Equity Loan Trust 2005-3 AF4, 5.140%, 11/25/2035	$1,302,535	0.1
52,982	Securitized Asset Backed Receivables LLC Trust 2006-WM4 A2A, 0.262%, (US0001M + 0.160%), 11/25/2036	19,784	0.0
		4,191,011	0.2
	Other Asset-Backed Securities: 9.4%
2,000,000 (2)	AGL CLO 12 Ltd. 2021-12A C, 1.980%, (US0003M + 1.850%), 07/20/2034	1,969,726	0.1
8,750,000 (2)	Allegany Park CLO Ltd. 2019-1A A, 1.462%, (US0003M + 1.330%), 01/20/2033	8,751,391	0.3
2,431,124 (2)(3)(4)(8)(9)	American Homes 4 Rent 2015-SFR1 XS, 0.000%, 04/17/2052	—	—
650,000 (2)	AMMC CLO 16 Ltd. 2015-16A CR2, 2.077%, (US0003M + 1.950%), 04/14/2029	644,561	0.0
9,500,000 (2)	Apidos CLO XXXII 2019-32A A1, 1.452%, (US0003M + 1.320%), 01/20/2033	9,500,817	0.3
8,000,000 (2)	ARES XLVI CLO Ltd. 2017-46A A2, 1.354%, (US0003M + 1.230%), 01/15/2030	7,966,872	0.2
3,470,000 (2)	Babson CLO Ltd. 2017-1A A2, 1.472%, (US0003M + 1.350%), 07/18/2029	3,470,094	0.1
4,393,000 (2)	Babson CLO Ltd. 2018-3A A2, 1.432%, (US0003M + 1.300%), 07/20/2029	4,393,061	0.1
934,167 (2)	Beacon Container Finance II LLC 2021-1A A, 2.250%, 10/22/2046	932,362	0.0
686,673 (3)	Bear Stearns Asset Backed Securities Trust 2006-SD4 1A1, 3.011%, 10/25/2036	690,757	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
3,200,000 (2)	Beechwood Park CLO Ltd. 2019-1A A1, 1.452%, (US0003M + 1.330%), 01/17/2033	$3,200,586	0.1
2,250,000 (2)	Benefit Street Partners CLO IV Ltd. 2014-IVA BRRR, 2.282%, (US0003M + 2.150%), 01/20/2032	2,240,829	0.1
5,000,000 (2)	Benefit Street Partners CLO XIX Ltd. 2019-19A A, 1.474%, (US0003M + 1.350%), 01/15/2033	5,000,435	0.2
2,000,000 (2)	Benefit Street Partners CLO XVIII Ltd. 2019-18A A1R, 1.379%, (US0003M + 1.170%), 10/15/2034	1,999,996	0.1
1,950,000 (2)	Benefit Street Partners CLO XVIII Ltd. 2019-18A A2R, 1.659%, (US0003M + 1.450%), 10/15/2034	1,949,996	0.1
1,450,000 (2)	BlueMountain CLO Ltd. 2021-28A C, 2.124%, (US0003M + 2.000%), 04/15/2034	1,439,199	0.0
5,000,000 (2)	BlueMountain CLO XXXI Ltd. 2021-31A C, 2.124%, (US0003M + 2.000%), 04/19/2034	4,962,720	0.2
6,300,000 (2)	BlueMountain Fuji US Clo I Ltd. 2017-1A CR, 2.382%, (US0003M + 2.250%), 07/20/2029	6,279,342	0.2
2,350,000 (2)	Bojangles Issuer LLC 2020-3A A2, 3.832%, 10/20/2050	2,412,941	0.1
3,490,000 (2)	Broad River Bsl Funding Clo Ltd. 2020-1A AR, 1.302%, (US0003M + 1.170%), 07/20/2034	3,484,154	0.1
3,000,000 (2)	Broad River Bsl Funding Clo Ltd. 2020-1A CR, 2.132%, (US0003M + 2.000%), 07/20/2034	2,967,651	0.1
1,750,000 (2)	California Street CLO IX L.P. 2012-9A CR3, 2.622%, (US0003M + 2.500%), 07/16/2032	1,745,709	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
4,000,000 (2)	Carbone CLO Ltd. 2017-1A A1, 1.272%, (US0003M + 1.140%), 01/20/2031	$4,000,012	0.1
5,500,000 (2)	Carlyle Global Market Strategies CLO 2016-1 Ltd. 2016-1A BR2, 2.182%, (US0003M + 2.050%), 04/20/2034	5,475,211	0.2
2,400,000 (2)	Carlyle Global Market Strategies CLO Ltd. 2014-1A A2R2, 1.252%, (US0003M + 1.130%), 04/17/2031	2,400,607	0.1
4,000,000 (2)	Carlyle US CLO 2020-2A A1R Ltd., 1.349%, (US0003M + 1.140%), 01/25/2035	3,992,888	0.1
3,250,000 (2)	Cedar Funding IV CLO Ltd. 2014-4A CRR, 2.124%, (US0003M + 2.000%), 07/23/2034	3,229,808	0.1
3,350,000 (2)	Cedar Funding VIII Clo Ltd. 2017-8A A1R, 1.272%, (US0003M + 1.150%), 10/17/2034	3,348,047	0.1
3,000,000 (2)	Cedar Funding VIII Clo Ltd. 2017-8A A2R, 1.572%, (US0003M + 1.450%), 10/17/2034	2,995,728	0.1
44,247	Chase Funding Trust Series 2002-4 2A1, 0.842%, (US0001M + 0.740%), 10/25/2032	44,077	0.0
106,708	Chase Funding Trust Series 2003-5 2A2, 0.702%, (US0001M + 0.600%), 07/25/2033	103,028	0.0
3,000,000 (2)	CIFC Funding 2017-2A CR Ltd., 1.982%, (US0003M + 1.850%), 04/20/2030	3,000,069	0.1
4,000,000 (2)	CIFC Funding 2019-6A A1 Ltd., 1.452%, (US0003M + 1.330%), 01/16/2033	4,000,200	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
928,625 (2)	DB Master Finance LLC 2019-1A A23, 4.352%, 05/20/2049	$997,875	0.0
488,750 (2)	DB Master Finance LLC 2019-1A A2II, 4.021%, 05/20/2049	508,293	0.0
294,750 (2)	Domino’s Pizza Master Issuer LLC 2019-1A A2, 3.668%, 10/25/2049	311,345	0.0
1,393,000 (2)	Domino’s Pizza Master Issuer LLC 2021-1A A2II, 3.151%, 04/25/2051	1,428,942	0.0
1,361,500 (2)	Driven Brands Funding LLC 2019-1A A2, 4.641%, 04/20/2049	1,441,932	0.0
1,200,000 (2)	Dryden 55 CLO Ltd. 2018-55A A1, 1.144%, (US0003M + 1.020%), 04/15/2031	1,200,190	0.0
5,000,000 (2)	Dryden Senior Loan Fund 2017-47A CR, 2.174%, (US0003M + 2.050%), 04/15/2028	5,000,100	0.2
1,600,000 (2)	Dryden Senior Loan Fund 2021-92A A, 1.282%, (US0003M + 1.150%), 11/20/2034	1,600,274	0.0
7,460,000 (2)	Dryden XXVIII Senior Loan Fund 2013-28A A1LR, 1.356%, (US0003M + 1.200%), 08/15/2030	7,461,402	0.2
3,662,325 (2)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/2047	3,799,422	0.1
2,100,000 (2)	Gilbert Park CLO Ltd. 2017-1A A, 1.314%, (US0003M + 1.190%), 10/15/2030	2,100,027	0.1
108,405	GSAMP Trust 2007-FM1 A2A, 0.172%, (US0001M + 0.070%), 12/25/2036	68,992	0.0
1,236,307 (2)	HERO Funding Trust 2015-2A A, 3.990%, 09/20/2040	1,284,338	0.0
2,000,000 (2)	Jay Park CLO Ltd. 2016-1A BR, 2.132%, (US0003M + 2.000%), 10/20/2027	1,998,524	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
10,000,000 (2)	LCM 26A A2 Ltd., 1.382%, (US0003M + 1.250%), 01/20/2031	$9,984,080	0.3
2,450,000 (2)	LCM 30A CR Ltd., 2.132%, (US0003M + 2.000%), 04/20/2031	2,450,061	0.1
58,753	Long Beach Mortgage Loan Trust 2004-4 1A1, 0.662%, (US0001M + 0.560%), 10/25/2034	57,434	0.0
2,090,000 (2)	Madison Park Funding XLVIII Ltd. 2021-48A C, 2.124%, (US0003M + 2.000%), 04/19/2033	2,085,086	0.1
1,650,000 (2)	Madison Park Funding XXI Ltd. 2016-21A ABRR, 1.518%, (US0003M + 1.400%), 10/15/2032	1,649,990	0.0
1,750,000 (2)	Marlette Funding Trust 2019-2A C, 4.110%, 07/16/2029	1,766,380	0.1
1,648,974 (2)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	1,743,389	0.1
971,891 (2)	Mosaic Solar Loan Trust 2018-2-GS B, 4.740%, 02/22/2044	1,021,330	0.0
1,970,883 (2)	Mosaic Solar Loans 2017-2A A LLC, 3.820%, 06/22/2043	2,054,049	0.1
3,700,000 (2)	Newark BSL CLO 2 Ltd. 2017-1A BR, 1.874%, (US0003M + 1.750%), 07/25/2030	3,687,764	0.1
1,500,000 (2)	Oak Hill Credit Partners 2021-8A C, 2.022%, (US0003M + 1.900%), 01/18/2034	1,483,632	0.0
9,880,000 (2)	Oaktree CLO 2020-1A AR Ltd., 1.274%, (US0003M + 1.150%), 07/15/2034	9,868,806	0.3
8,400,000 (2)	OCP CLO 2020-19A AR Ltd., 1.282%, (US0003M + 1.150%), 10/20/2034	8,390,222	0.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
2,350,000 (2)	OCP CLO 2021-22A A Ltd., 1.296%, (US0003M + 1.180%), 12/02/2034	$2,350,468	0.1
5,050,000 (2)	OCP CLO 2021-21A C Ltd., 2.032%, (US0003M + 1.900%), 07/20/2034	4,991,460	0.2
3,950,000 (2)	Octagon Investment Partners 30 Ltd. 2017-1A BR, 2.082%, (US0003M + 1.950%), 03/17/2030	3,931,392	0.1
4,000,000 (2)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 1.474%, (US0003M + 1.350%), 07/19/2030	3,996,896	0.1
4,250,000 (2)	Octagon Investment Partners XVII Ltd. 2013-1A A1R2, 1.124%, (US0003M + 1.000%), 01/25/2031	4,251,024	0.1
1,800,000 (2)	OHA Credit Funding 9 Ltd. 2021-9A C, 2.084%, (US0003M + 1.900%), 07/19/2035	1,779,237	0.1
8,000,000 (2)	OHA Loan Funding 2015-1A AR3 Ltd., 6.659%, (US0003M + 1.150%), 01/19/2037	8,001,592	0.2
4,000,000 (2)	Palmer Square CLO 2013-2A BR3 Ltd., 1.974%, (US0003M + 1.850%), 10/17/2031	3,983,908	0.1
5,515,000 (2)	Palmer Square CLO 2015-2A A1R2 Ltd., 1.232%, (US0003M + 1.100%), 07/20/2030	5,513,379	0.2
2,000,000 (2)	Palmer Square CLO 2021-3A A2 Ltd., 1.633%, (US0003M + 1.400%), 01/15/2035	1,998,548	0.1
7,000,000 (2)	Palmer Square CLO Ltd. 2021-2A C, 1.924%, (US0003M + 1.800%), 07/15/2034	6,881,693	0.2
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
109,437	Park Place Securities, Inc. Asset-Backed Pass-Through Ctfs Ser 2005-WHQ1 M4, 1.182%, (US0001M + 1.080%), 03/25/2035	$109,592	0.0
582,799 (3)	Popular ABS Mortgage Pass-Through Trust 2005-D A5, 3.532%, 01/25/2036	582,873	0.0
2,450,000 (2)	Rockland Park CLO Ltd. 2021-1A C, 2.032%, (US0003M + 1.900%), 04/20/2034	2,422,195	0.1
133,856	Small Business Administration Participation Certificates 2007-20L 1, 5.290%, 12/01/2027	145,551	0.0
4,375,000 (2)	Sofi Consumer Loan Program 2018-1 C Trust, 3.970%, 02/25/2027	4,414,287	0.1
1,500,000 (2)	Sofi Consumer Loan Program 2018-2 C Trust, 4.250%, 04/26/2027	1,513,496	0.0
1,000,000 (2)	SoFi Consumer Loan Program 2019-2 D Trust, 4.200%, 04/25/2028	1,019,974	0.0
1,529,333 (2)	Sonic Capital LLC 2020-1A A2I, 3.845%, 01/20/2050	1,590,354	0.0
2,600,000 (2)	Sound Point CLO XXIX Ltd. 2021-1A C1, 2.424%, (US0003M + 2.300%), 04/25/2034	2,602,356	0.1
2,060,000 (2)	Sound Point CLO XXV Ltd. 2019-4A A1A, 1.524%, (US0003M + 1.400%), 01/15/2033	2,060,159	0.1
2,800,000 (2)	Sound Point CLO XXVI Ltd. 2021-1A C1R, 2.332%, (US0003M + 2.200%), 07/20/2034	2,795,688	0.1
1,862,924 (2)	Sunrun Athena Issuer 2018-1 A LLC, 5.310%, 04/30/2049	2,044,968	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
8,200,000 (2)	Symphony CLO XXV Ltd. 2021-25A C, 2.174%, (US0003M + 2.050%), 04/19/2034	$8,199,951	0.3
1,746,000 (2)	Taco Bell Funding LLC 2018-1A A2II, 4.940%, 11/25/2048	1,901,451	0.1
1,500,000 (2)	Taco Bell Funding LLC 2021-1A A23, 2.542%, 08/25/2051	1,471,309	0.0
6,000,000 (2)	TCW CLO 2020-1A CRR Ltd., 2.196%, (US0003M + 2.050%), 04/20/2034	5,995,446	0.2
5,500,000 (2)	TES LLC 2017-1A B, 7.740%, 10/20/2047	5,289,523	0.2
9,500,000 (2)	THL Credit Wind River 2016-2A A1R CLO Ltd., 1.322%, (US0003M + 1.190%), 11/01/2031	9,496,969	0.3
7,000,000 (2)	THL Credit Wind River 2017-3A CR Clo Ltd., 2.624%, (US0003M + 2.500%), 04/15/2035	6,973,883	0.2
7,000,000 (2)	Trinitas Clo VII Ltd. 2017-7A A1R, 1.200%, (US0003M + 1.200%), 01/25/2035	6,999,986	0.2
1,310,750 (2)	Triton Container Finance VIII LLC 2021-1A A, 1.860%, 03/20/2046	1,286,610	0.0
3,950,000 (2)	Wellman Park CLO Ltd. 2021-1A A, 1.224%, (US0003M + 1.100%), 07/15/2034	3,943,396	0.1
		304,576,367	9.4
	Student Loan Asset-Backed Securities: 0.7%
585,171 (2)	Commonbond Student Loan Trust 2017-BGS B, 3.260%, 09/25/2042	595,338	0.0
416,709 (2)	Commonbond Student Loan Trust 2018-AGS A1, 3.210%, 02/25/2044	428,039	0.0
733,900 (2)	Commonbond Student Loan Trust 2018-BGS B, 3.990%, 09/25/2045	748,610	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Student Loan Asset-Backed Securities (continued)
750,000 (2)	Navient Private Education Loan Trust 2014-AA A3, 1.710%, (US0001M + 1.600%), 10/15/2031	$762,608	0.0
2,000,000 (2)	Navient Private Education Refi Loan Trust 2018-A B, 3.680%, 02/18/2042	2,032,251	0.1
1,250,936 (2)	Navient Private Education Refi Loan Trust 2019-A A2A, 3.420%, 01/15/2043	1,277,421	0.0
1,550,000 (2)	SMB Private Education Loan Trust 2014-A C, 4.500%, 09/15/2045	1,513,138	0.0
1,500,000 (2)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	1,540,659	0.1
2,500,000 (2)(3)	SoFi Professional Loan Program 2017-C B, 3.560%, 07/25/2040	2,557,951	0.1
2,100,000 (2)	SoFi Professional Loan Program 2017-F BFX LLC, 3.620%, 01/25/2041	2,167,765	0.1
2,200,000 (2)	Sofi Professional Loan Program 2018-A B LLC, 3.610%, 02/25/2042	2,264,936	0.1
5,000,000 (2)	Sofi Professional Loan Program 2018-B BFX Trust, 3.830%, 08/25/2047	5,149,787	0.2
1,071,687 (2)	Sofi Professional Loan Program 2018-C A2FX Trust, 3.590%, 01/25/2048	1,098,503	0.0
1,000,000 (2)	Sofi Professional Loan Program 2018-D BFX Trust, 4.140%, 02/25/2048	1,031,193	0.0
		23,168,199	0.7
	Total Asset-Backed Securities (Cost $340,572,343)	341,961,811	10.6

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 24.9%
	Affiliated Investment Companies: 24.9%
10,060,246	Voya Emerging Markets Corporate Debt Fund - Class P	$99,395,231	3.1
14,993,576	Voya Emerging Markets Hard Currency Debt Fund - Class P	140,639,743	4.3
8,795,844	Voya Emerging Markets Local Currency Debt Fund - Class P	54,094,440	1.7
93,604	Voya Floating Rate Fund - Class P	845,247	0.0
17,223,546	Voya High Yield Bond Fund - Class P	138,305,077	4.3
16,117,791	Voya Investment Grade Credit Fund - Class P	179,068,657	5.5
19,797,467	Voya Securitized Credit Fund - Class P	193,421,253	6.0
	Total Mutual Funds (Cost $814,880,223)	805,769,648	24.9
	Value	Percentage of Net Assets
PURCHASED OPTIONS(10): 0.0%
Total Purchased Options (Cost $1,394,602)	765,412	0.0
Total Long-Term Investments (Cost $3,222,795,041)	3,257,409,690	100.8
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.5%
	Commercial Paper: 1.1%
750,000 (11)	ANZ Bank, 0.120%, 02/10/2022	749,927	0.0
2,000,000	AT&T, Inc., 0.240%, 01/19/2022	1,999,750	0.2
7,000,000	AT&T, Inc., 0.440%, 04/12/2022	6,991,392	0.3
675,000 (11)	Bayeriche Landesbank of New York, 0.160%, 04/01/2022	674,708	0.0
325,000 (11)	Collateralized Commercial Paper V Co., LLC, 0.180%, 04/11/2022	324,766	0.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Commercial Paper (continued)
600,000 (11)	Collateralized Commercial Paper V Co., LLC, 0.360%, 06/08/2022	$599,099	0.0
250,000 (11)	Commonwealth Bank of Australia, 0.160%, 04/19/2022	249,842	0.0
600,000 (11)	Credit Suisse AG, 0.330%, 06/09/2022	599,173	0.0
475,000 (11)	Credit Suisse AG, 2.800%, 04/08/2022	477,879	0.0
250,000 (11)	DNB Bank ASA, 0.140%, 03/16/2022	249,925	0.0
575,000 (11)	DNB Bank ASA, 0.140%, 03/22/2022	574,805	0.0
725,000 (11)	JPMorgan Securities LLC, 0.220%, 03/14/2022	724,668	0.0
600,000 (11)	Liberty Street Funding LLC, 0.220%, 03/17/2022	599,713	0.0
400,000 (11)	Lloyds Bank PLC, 0.150%, 03/29/2022	399,798	0.0
747,000 (11)	LMA-Americas LLC, 0.100%, 01/26/2022	746,939	0.0
500,000 (11)	LMA-Americas LLC, 0.270%, 05/04/2022	499,528	0.0
725,000 (11)	Matchpoint Finance PLC, 0.120%, 01/18/2022	724,968	0.0
750,000 (11)	Mizuho Bank Ltd., 0.140%, 01/21/2022	749,952	0.1
350,000 (11)	Mizuho Bank Ltd., 0.300%, 04/04/2022	349,750	0.0
725,000 (11)	National Australia Bank Ltd., 0.120%, 02/18/2022	724,890	0.0
250,000 (11)	Nieuw Amsterdam Receivables Corporation B.V., 0.100%, 01/07/2022	249,996	0.0
725,000 (11)	Nieuw Amsterdam Receivables Corporation B.V., 0.100%, 01/11/2022	724,982	0.0
750,000 (11)	NRW.Bank, 0.130%, 03/21/2022	749,821	0.0
525,000 (11)	Old Line Funding LLC, 0.250%, 04/27/2022	524,543	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Commercial Paper (continued)
500,000 (11)	Santander UK PLC, 0.300%, 05/03/2022	$499,553	0.0
375,000 (11)	Sheffield Receivables Company LLC, 0.240%, 03/15/2022	374,828	0.0
800,000 (11)	Skandinaviska Enskilda Banken AB, 0.140%, 04/04/2022	799,574	0.1
300,000 (11)	Skandinaviska Enskilda Banken AB, 0.140%, 04/12/2022	299,820	0.0
750,000 (11)	Societe Generale, 0.170%, 03/31/2022	749,737	0.0
625,000 (11)	Starbird Funding Corp., 0.250%, 03/21/2022	624,676	0.0
500,000 (11)	Starbird Funding Corp., 0.300%, 05/12/2022	499,483	0.0
750,000 (11)	Sumitomo Mitsui Trust Bank Ltd., 0.140%, 01/13/2022	749,979	0.1
425,000 (11)	Sumitomo Mitsui Trust Bank Ltd., 0.290%, 04/08/2022	424,742	0.0
725,000 (11)	Swedbank AB, 0.150%, 03/23/2022	724,754	0.0
750,000 (11)	Swedbank AB, 0.150%, 03/24/2022	749,739	0.0
700,000 (11)	Toronto-Dominion Bank, 0.160%, 04/14/2022	699,588	0.0
725,000 (11)	Victory Receivables Corporation, 0.120%, 01/06/2022	724,991	0.0
6,000,000	Waste Management, Inc., 0.360%, 03/03/2022	5,996,341	0.3
725,000 (11)	Westpac Banking Corp., 0.130%, 03/25/2022	724,726	0.0
	Total Commercial Paper (Cost $35,905,737)	35,903,345	1.1

	Floating Rate Notes: 0.2%
975,000 (11)	ANZ Bank, 0.130%, 03/30/2022	974,930	0.1
675,000 (11)	Bank of Montreal, 0.120%, 01/05/2022	675,015	0.0
375,000 (11)	Bank of Nova Scotia, 0.130%, 02/28/2022	375,038	0.0
725,000 (11)	Barclays Bank PLC, 0.160%, 03/22/2022	724,982	0.0
725,000 (11)	Barclays Bank PLC, 0.160%, 03/24/2022	724,978	0.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Floating Rate Notes (continued)
725,000 (11)	Cooperatieve Rabobank U.A./New York, 0.200%, 06/21/2022	$724,889	0.0
750,000 (11)	Credit Suisse AG, 0.170%, 04/08/2022	750,106	0.1
250,000 (11)	DBS Bank Ltd., 0.140%, 03/16/2022	249,987	0.0
675,000 (11)	Sumitomo Mitsui Trust Bank Ltd., 0.150%, 03/22/2022	674,999	0.0
725,000 (11)	Sumitomo Mitsui Trust Bank Ltd., 0.150%, 04/01/2022	724,982	0.0
600,000 (11)	Sumitomo Mitsui Trust Bank Ltd., 0.160%, 04/14/2022	599,991	0.0
	Total Floating Rate Notes (Cost $7,199,897)	7,199,897	0.2

	Repurchase Agreements: 2.2%
10,245,308 (11)	Bank of Montreal, Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $10,245,350, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.250%-4.000%, Market Value plus accrued interest $10,450,219, due 11/30/26-01/01/52)	10,245,308	0.3
3,036,800 (11)	Bethesda Securities LLC, Repurchase Agreement dated 12/31/21, 0.09%, due 01/03/22 (Repurchase Amount $3,036,822, collateralized by various U.S. Government Agency Obligations, 2.000%-5.500%, Market Value plus accrued interest $3,097,536, due 01/01/25-12/01/51)	3,036,800	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
17,315,682 (11)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $17,315,753, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $17,661,996, due 02/01/22-07/20/71)	$17,315,682	0.5
5,957,016 (11)	CF Secured LLC, Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $5,957,040, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $6,076,157, due 01/20/22-06/20/69)	5,957,016	0.2
6,952,842 (11)	Citadel Securities LLC, Repurchase Agreement dated 12/31/21, 0.07%, due 01/03/22 (Repurchase Amount $6,952,882, collateralized by various U.S. Government Securities, 0.000%-7.250%, Market Value plus accrued interest $7,091,940, due 01/04/22-11/15/51)	6,952,842	0.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
2,475,530 (11)	Industrial & Comm. Bank of China, Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $2,475,540, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $2,525,041, due 01/13/22-11/01/50)	$2,475,530	0.1
7,797,557 (11)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/31/21, 0.06%, due 01/03/22 (Repurchase Amount $7,797,595, collateralized by various U.S. Government Agency Obligations, 0.550%-7.500%, Market Value plus accrued interest $7,953,548, due 01/01/23-10/20/71)	7,797,557	0.2
14,725,252 (11)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/21, 0.07%, due 01/03/22 (Repurchase Amount $14,725,337, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $15,019,834, due 07/15/23-02/15/48)	14,725,252	0.5

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
3,517,235 (11)	Stonex Financial Inc., Repurchase Agreement dated 12/31/21, 0.09%, due 01/03/22 (Repurchase Amount $3,517,261, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $3,587,580, due 01/13/22-11/20/71)	$3,517,235	0.1
	Total Repurchase Agreements (Cost $72,023,222)	72,023,222	2.2

	Certificates of Deposit: 0.4%
725,000 (11)	Bank of Montreal, 0.220%, 03/21/2022	725,028	0.1
625,000 (11)	Commonwealth Bank of Australia, 0.130%, 04/08/2022	624,893	0.0
575,000 (11)	Credit Agricole, 0.230%, 03/09/2022	575,077	0.0
375,000 (11)	DZ Bank AG, 0.110%, 01/19/2022	375,007	0.0
725,000 (11)	DZ Bank AG, 0.100%, 01/07/2022	725,004	0.1
725,000 (11)	DZ Bank AG, 0.100%, 01/12/2022	725,007	0.1
250,000 (11)	Landesbank Baden-Wurttemberg, 0.160%, 03/21/2022	249,994	0.0
725,000 (11)	Landesbank Baden-Wurttemberg, 0.170%, 04/12/2022	724,926	0.0
725,000 (11)	Landesbank Baden-Wurttemberg, 0.180%, 04/19/2022	724,923	0.0
750,000 (11)	Lloyds Bank PLC, 0.130%, 02/22/2022	750,131	0.1
725,000 (11)	Mitsubishi UFJ Trust and Banking Corp., 0.160%, 04/06/2022	724,841	0.0
400,000 (11)	Mitsubishi UFJ Trust and Banking Corp., 0.180%, 04/18/2022	399,897	0.0
725,000 (11)	Mizuho Bank Ltd., 0.310%, 04/14/2022	724,835	0.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Certificates of Deposit (continued)
725,000 (11)	Norinchukin Bank of New York, 0.110%, 01/27/2022	$725,003	0.0
725,000 (11)	Norinchukin Bank of New York, 0.120%, 02/04/2022	725,004	0.0
300,000 (11)	Norinchukin Bank of New York, 0.240%, 03/14/2022	300,037	0.0
725,000 (11)	Oversea-Chinese Banking Corp. Ltd., 0.150%, 04/07/2022	724,795	0.0
425,000 (11)	Oversea-Chinese Banking Corp. Ltd., 0.250%, 03/17/2022	425,058	0.0
700,000 (11)	Oversea-Chinese Banking Corp. Ltd., 0.260%, 03/24/2022	700,069	0.0
250,000 (11)	Societe Generale, 0.170%, 04/18/2022	249,983	0.0
525,000 (11)	Sumitomo Mitsui Trust Bank Ltd., 0.160%, 04/08/2022	524,896	0.0
230,000 (11)	Svenska Handelsbanken AB, 0.110%, 02/10/2022	230,026	0.0
250,000 (11)	Svenska Handelsbanken AB, 0.160%, 04/20/2022	249,986	0.0
525,000 (11)	Toronto-Dominion Bank, 0.150%, 03/03/2022	525,059	0.0
275,000 (11)	Toronto-Dominion Bank, 0.280%, 05/10/2022	274,990	0.0
	Total Certificates of Deposit (Cost $13,704,469)	13,704,469	0.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.6%
11,155,000 (11)(12)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030%	11,155,000	0.4
3,529,000 (11)(12)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.020%	3,529,000	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds (continued)
3,614,000 (11)(12)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 0.030%	$3,614,000	0.1
	Total Mutual Funds (Cost $18,298,000)	18,298,000	0.6
	Total Short-Term Investments (Cost $147,131,325)	147,128,933	4.5
	Total Investments in Securities (Cost $3,369,926,366)	$3,404,538,623	105.3
	Liabilities in Excess of Other Assets	(171,988,199)	(5.3)
	Net Assets	$3,232,550,424	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Security, or a portion of the security, is on loan.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
Variable rate security. Rate shown is the rate in effect as of December 31, 2021.

(4)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans.

Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(5)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(6)
Represents or includes a TBA transaction.

(7)
Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(8)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(9)
Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2021.

(10)
The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.

(11)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(12)
Rate shown is the 7-day yield as of December 31, 2021.

Reference Rate Abbreviations:
12MTA	12-month Treasury Average
COF 11	11th District Costs of Funds
H15T1Y	U.S. Treasury 1-Year Constant Maturity
PRIME	Federal Reserve Bank Prime Loan Rate
SOFR30A	30-day Secured Overnight Financing Rate
US0001M	1-month LIBOR
US0003M	3-month LIBOR
US0006M	6-month LIBOR
US0012M	12-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Mutual Funds	$805,769,648	$—	$—	$805,769,648
Purchased Options	—	765,412	—	765,412
Corporate Bonds/Notes	—	858,713,237	—	858,713,237
Collateralized Mortgage Obligations	—	435,468,030	—	435,468,030
Municipal Bonds	—	2,132,502	—	2,132,502
Asset-Backed Securities	—	341,961,811	—	341,961,811
U.S. Government Agency Obligations	—	348,151,609	—	348,151,609
Commercial Mortgage-Backed Securities	—	170,997,957	35,551,441	206,549,398
U.S. Treasury Obligations	—	257,898,043	—	257,898,043
Short-Term Investments	18,298,000	128,830,933	—	147,128,933
Total Investments, at fair value	$824,067,648	$2,544,919,534	$35,551,441	$3,404,538,623
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Other Financial Instruments+
Forward Foreign Currency Contracts	—	163,217	—	163,217
Futures	3,006,797	—	—	3,006,797
Total Assets	$827,074,445	$2,545,082,751	$35,551,441	$3,407,708,637
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(211,246)	$—	$(211,246)
Forward Foreign Currency Contracts	—	(836,455)	—	(836,455)
Futures	(396,580)	—	—	(396,580)
Written Options	—	(195,408)	—	(195,408)
Total Liabilities	$(396,580)	$(1,243,109)	$—	$(1,639,689)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2021, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2020	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2021	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Corporate Debt Fund - Class P	$98,587,276	$6,631,751	$—	$(5,823,796)	$99,395,231	$4,534,831	$—	$2,096,920
Voya Emerging Markets Hard Currency Debt Fund - Class P	143,867,617	7,080,206	—	(10,308,080)	140,639,743	7,080,206	—	—
Voya Emerging Markets Local Currency Debt Fund - Class P	60,168,510	2,234,167	—	(8,308,237)	54,094,440	2,234,167	—	—
Voya Floating Rate Fund Class P	805,101	33,887	—	6,259	845,247	33,887	—	—
Voya High Yield Bond Fund - Class P	130,980,813	7,588,631	—	(264,367)	138,305,077	7,588,631	—	—
Voya Investment Grade Credit Fund - Class P	179,924,268	7,269,188	—	(8,124,799)	179,068,657	5,137,797	—	2,131,392
Voya Securitized Credit Fund - Class P	184,966,051	5,822,805	—	2,632,397	193,421,253	5,822,805	—	—
	$799,299,636	$36,660,635	$—	$(30,190,623)	$805,769,648	$32,432,324	$—	$4,228,312
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at December 31, 2021:
Investments, at fair value	Fair Value at December 31, 2021	Valuation Technique(s)*	Significant Unobservable Input(s)	Value or Range of Input(s)	Weighted Average of Inputs**	Impact to Valuation from an Increase in Input***
Commercial Mortgage-Backed Securities	$35,551,441	Market Approach	Recent Comparable Transaction Price(s)	$93.425 – $100.00	$93.425 – $100.00	Increase

*
Valuation techniques may change in order to reflect management’s judgment of current market participant assumptions.

**
Unobservable inputs were weighted by the relative fair value of the instruments.

***
Represents the directional change in the fair value of the Level 3 investment(s) that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in signficantly higher or lower fair value measurements.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the year ended December 31, 2021:
Commercial Mortgage-Backed Securities
Assets:
Beginning balance at December 31, 2020	$—
Purchases	35,799,065
Sales	—
Total realized gain (loss)	—
Net change in unrealized appreciation (depreciation)****	(247,624)
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance at December 31, 2021	$35,551,441
Net change in unrealized appreciation (depreciation) on Level 3 securities still held as of December 31, 2021****	$(247,624)

****
Any difference between net change in unrealized apprecation (depreciation) and net change in unrealized appreciation (depreciation) on Level 3 securities still held at December 31, 2021 may be due to securities no longer held or categorized as Level 3 at year end.

At December 31, 2021, the following forward foreign currency contracts were outstanding for Voya Intermediate Bond Portfolio:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 3,076,024	MYR 13,034,344	Barclays Bank PLC	01/21/22	$(53,635)
USD 1,830,318	CLP 1,551,286,349	Barclays Bank PLC	02/04/22	17,544
USD 5,730,050	CNY 36,684,320	BNP Paribas	01/21/22	(25,433)
USD 5,661,317	IDR 81,522,390,850	Citibank N.A.	01/21/22	(64,001)
USD 1,544,405	PEN 6,295,766	Citibank N.A.	02/04/22	(30,636)
USD 4,655,544	RUB 350,169,974	Goldman Sachs International	01/21/22	(1,091)
USD 1,444,601	RON 6,364,323	Goldman Sachs International	01/21/22	(17,437)
USD 2,732,488	COP 10,683,261,693	Goldman Sachs International	02/04/22	115,099
USD 5,794,884	MXN 122,418,537	Goldman Sachs International	02/04/22	(151,803)
USD 4,666,133	PLN 19,482,975	HSBC Bank USA N.A.	01/21/22	(163,663)
USD 83,231	PHP 4,202,365	HSBC Bank USA N.A.	01/21/22	1,264
SGD 305,095	USD 222,739	HSBC Bank USA N.A.	01/21/22	3,634
USD 3,517	ILS 11,094	JPMorgan Chase Bank N.A.	01/21/22	(52)
USD 3,901,574	ZAR 63,520,811	Morgan Stanley Capital Services LLC	01/21/22	(74,694)
USD 1,899,849	HUF 621,498,481	Morgan Stanley Capital Services LLC	01/21/22	(12,522)
USD 2,364,764	CZK 53,820,783	Morgan Stanley Capital Services LLC	01/21/22	(94,552)
USD 4,696,585	THB 158,691,497	Standard Chartered Bank	01/21/22	(53,362)
USD 849,518	TRY 11,065,391	Standard Chartered Bank	01/21/22	25,676
USD 4,370,733	BRL 25,054,440	Standard Chartered Bank	02/04/22	(93,574)
				$(673,238)
At December 31, 2021, the following futures contracts were outstanding for Voya Intermediate Bond Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 10-Year Note	673	03/22/22	$87,805,469	$278,221
U.S. Treasury 2-Year Note	5	03/31/22	1,090,859	(127)
U.S. Treasury 5-Year Note	771	03/31/22	93,272,930	153,598
U.S. Treasury Long Bond	523	03/22/22	83,908,813	70,359
U.S. Treasury Ultra Long Bond	530	03/22/22	104,476,250	2,504,619
			$370,554,321	$3,006,670
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short Contracts:
U.S. Treasury Ultra 10-Year Note	(197)	03/22/22	(28,848,187)	(396,453)
			$(28,848,187)	$(396,453)

At December 31, 2021, the following centrally cleared credit default swaps were outstanding for Voya Intermediate Bond Portfolio:
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(2)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index, Series 33, Version 12	Buy	(5.000)	12/20/24	USD 81,704,670	$(6,623,563)	$(211,246)
					$(6,623,563)	$(211,246)

(1)
If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Payments made quarterly.

(3)
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

At December 31, 2021, the following OTC purchased equity options were outstanding for Voya Intermediate Bond Portfolio:
Description	Counterparty	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Cost	Fair Value
iShares iBoxx $High Yield Corporate Bond ETF	Citibank N.A.	Put	03/18/22	USD 80.500	2,706,099	USD 235,457,674	$1,394,602	$765,412
							$1,394,602	$765,412
At December 31, 2021, the following OTC written equity options were outstanding for Voya Intermediate Bond Portfolio:
Description	Counterparty	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Premiums Received	Fair Value
iShares iBoxx $High Yield Corporate Bond ETF	Citibank N.A.	Put	01/21/22	USD 85.250	1,465,011	USD 127,470,607	$747,156	$(195,408)
							$747,156	$(195,408)
Currency Abbreviations
BRL – Brazilian Real
CLP – Chilean Peso
COP – Colombian Peso
CNY – Chinese Yuan
CZK – Czech Koruna
HUF – Hungarian Forint
IDR – Indonesian Rupiah
ILS – Israeli New Shekel
MXN – Mexican Peso
MYR – Malaysian Ringgit
PEN – Peruvian Nuevo Sol
PHP – Philippine Peso
PLN – Polish Zloty
RON – Romanian New Leu
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

RUB – Russian Ruble
SGD – Singapore Dollar
THB – Thai Baht
TRY – Turkish Lira
USD – United States Dollar
ZAR – South African Rand
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2021 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Investments in securities at value*	$765,412
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	163,217
Interest rate contracts	Variation margin receivable on futures contracts**	3,006,797
Total Asset Derivatives		$3,935,426
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$836,455
Interest rate contracts	Variation margin payable on futures contracts**	396,580
Credit contracts	Variation margin payable on centrally cleared swaps**	211,246
Equity contracts	Written options, at fair value	195,408
Total Liability Derivatives		$1,639,689

*
Includes purchased options.

**
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and centrally cleared swaps and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2021 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$(1,946,892)	$—	$—	$(4,982,586)	$—	$(6,929,478)
Equity contracts	(229,455)	—	—	—	258,541	29,086
Foreign exchange contracts	(1,635,387)	695,597	—	—	636,066	(303,724)
Interest rate contracts	—	—	(18,824,135)	(4,287,988)	3,284,551	(19,827,572)
Total	$(3,811,734)	$695,597	$(18,824,135)	$(9,270,574)	$4,179,158	$(27,031,688)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$277,498	$—	$—	$915,490		$1,192,988
Equity contracts	(629,190)	—	—	—	551,748	(77,442)
Foreign exchange contracts	763,173	1,554,463	—	—	(540,155)	1,777,481
Interest rate contracts	—	—	4,121,618	—	—	4,121,618
Total	$411,481	$1,554,463	$4,121,618	$915,490	$11,593	$7,014,645

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2021 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2021:
	Barclays Bank PLC	BNP Paribas	Citibank N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	Standard Chartered Bank	Totals
Assets:
Purchased options	$—	$—	$765,412	$—	$—	$—	$—	$—	$—	$765,412
Forward foreign currency contracts	17,544	—	—	—	115,099	4,898	—	—	25,676	163,217
Total Assets	$17,544	$—	$765,412	$—	$115,099	$4,898	$—	$—	$25,676	$928,629
Liabilities:
Forward foreign currency contracts	$53,635	$25,433	$94,637	$—	$170,331	$163,663	$52	$181,768	$146,936	$836,455
Written options	—	—	195,408	—	—	—	—	—	—	195,408
Total Liabilities	$53,635	$25,433	$290,045	$—	$170,331	$163,663	$52	$181,768	$146,936	$1,031,863
Net OTC derivative instruments by counterparty, at fair value	$(36,091)	$(25,433)	$475,367	$—	$(55,232)	$(158,765)	$(52)	$(181,768)	$(121,260)	(103,234)
Total collateral pledged by the Portfolio/ (Received from counterparty)	$—	$—	$(475,367)	$—		$—	$—	$100,000	$—	$(375,367)
Net Exposure(1)(2)	$(36,091)	$(25,433)	$—	$—	$(55,232)	$(158,765)	$(52)	$(81,768)	$(121,260)	$(478,601)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)
At December 31, 2021, the Portfolio had received $770,000 in cash collateral from Citibank N.A. Excess cash collateral is not shown for financial reporting purposes.

At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $3,370,866,413.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$83,653,623
Gross Unrealized Depreciation	(54,863,175)
Net Unrealized Appreciation	$28,790,448
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Small Company Portfolio	as of December 31, 2021

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.9%
	Communication Services: 1.5%
205,703 (1)	Imax Corp.	$3,669,742	0.8
26,393 (1)	Ziff Davis, Inc.	2,925,928	0.7
		6,595,670	1.5
	Consumer Discretionary: 15.5%
81,935 (1)	Academy Sports & Outdoors, Inc.	3,596,946	0.8
248,077 (1)	Arhaus, Inc.	3,287,020	0.7
156,806 (1)	Bloomin Brands, Inc.	3,289,790	0.7
42,383 (1)	Boyd Gaming Corp.	2,779,053	0.6
92,160 (1)	Callaway Golf Co.	2,528,870	0.6
44,241 (1)	Capri Holdings Ltd.	2,871,683	0.6
22,872 (1)	CROCS, Inc.	2,932,648	0.7
123,566	Dana, Inc.	2,819,776	0.6
167,609 (1)(2)	Hayward Holdings, Inc.	4,396,384	1.0
62,043	Kohl’s Corp.	3,064,304	0.7
39,759	Kontoor Brands, Inc.	2,037,649	0.5
69,618	La-Z-Boy, Inc.	2,527,830	0.6
21,777	LCI Industries	3,394,381	0.8
73,989 (1)	Leslie’s, Inc.	1,750,580	0.4
172,714 (1)	Lindblad Expeditions Holdings, Inc.	2,694,338	0.6
10,940	Lithia Motors, Inc.	3,248,633	0.7
29,520	Marriott Vacations Worldwide Corp.	4,988,290	1.1
112,566 (1)	Mattel, Inc.	2,426,923	0.5
244,144 (1)	Modine Manufacturing Co.	2,463,413	0.6
20,666 (1)	Overstock.com, Inc.	1,219,501	0.3
28,263	Signet Jewelers Ltd.	2,459,729	0.5
108,913 (1)	Taylor Morrison Home Corp.	3,807,598	0.8
20,008 (1)(2)	Victoria’s Secret & Co.	1,111,244	0.2
52,641	Winnebago Industries	3,943,864	0.9
		69,640,447	15.5
	Consumer Staples: 1.7%
16,666	Casey’s General Stores, Inc.	3,289,035	0.7
92,361 (1)	Performance Food Group Co.	4,238,446	1.0
		7,527,481	1.7
	Energy: 3.7%
146,598	APA Corp.	3,942,020	0.9
67,353	Civitas Resources, Inc.	3,298,276	0.7
179,023	Marathon Oil Corp.	2,939,558	0.7
45,742	Matador Resources Co.	1,688,795	0.4
139,538	Ovintiv, Inc.	4,702,431	1.0
		16,571,080	3.7
	Financials: 17.6%
49,043	Atlantic Union Bankshares Corp.	1,828,813	0.4
123,682	BankUnited, Inc.	5,232,985	1.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
24,096	Capstar Financial Holdings, Inc.	$506,739	0.1
81,203	ConnectOne Bancorp, Inc.	2,656,150	0.6
173,864	Eastern Bankshares, Inc.	3,506,837	0.8
155,572	First Horizon Corp.	2,540,491	0.6
60,736 (1)	Focus Financial Partners, Inc.	3,627,154	0.8
56,300 (1)	Green Dot Corp.	2,040,312	0.5
14,040	Kinsale Capital Group, Inc.	3,339,976	0.7
39,745 (1)	Metropolitan Bank Holding Corp.	4,234,035	0.9
128,755	OFG Bancorp	3,419,733	0.8
51,922	Origin Bancorp, Inc.	2,228,492	0.5
124,541	Pacific Premier Bancorp, Inc.	4,985,376	1.1
116,643	PacWest Bancorp	5,268,764	1.2
42,407 (1)	Palomar Holdings, Inc.	2,746,701	0.6
43,477	Pinnacle Financial Partners, Inc.	4,152,054	0.9
24,482	Primerica, Inc.	3,752,356	0.8
161,646	Provident Financial Services, Inc.	3,915,066	0.9
34,394	RLI Corp.	3,855,567	0.9
4,883	Signature Bank	1,579,504	0.4
18,293 (1)	Silvergate Capital Corp.	2,711,023	0.6
60,133	Stifel Financial Corp.	4,234,566	0.9
41,093 (1)	Texas Capital Bancshares, Inc.	2,475,853	0.5
45,766 (1)	Third Coast Bancshares, Inc.	1,189,001	0.3
26,575	Western Alliance Bancorp.	2,860,799	0.6
		78,888,347	17.6
	Health Care: 12.0%
84,927 (1)	Acadia Healthcare Co., Inc.	5,155,069	1.1
37,762 (1)	Addus HomeCare Corp.	3,531,125	0.8
102,972	Encompass Health Corp.	6,719,953	1.5
75,389	Ensign Group, Inc.	6,329,660	1.4
135,454 (1)	Envista Holdings Corp.	6,103,557	1.4
38,033 (1)	Integer Holdings Corp.	3,255,245	0.7
27,793 (1)	ModivCare, Inc.	4,121,424	0.9
81,360 (1)	NuVasive, Inc.	4,269,773	1.0
21,760 (1)	Omnicell, Inc.	3,926,374	0.9
36,123	Owens & Minor, Inc.	1,571,351	0.3
90,591	Premier, Inc.	3,729,631	0.8
136,513	Select Medical Holdings Corp.	4,013,482	0.9
12,744 (1)	Syneos Health, Inc.	1,308,554	0.3
		54,035,198	12.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Small Company Portfolio	as of December 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: 17.6%
93,764	Aerojet Rocketdyne Holdings, Inc.	$4,384,405	1.0
68,289 (1)	Air Transport Services Group, Inc.	2,006,331	0.5
21,284	Alamo Group, Inc.	3,132,579	0.7
61,752 (1)	Alaska Air Group, Inc.	3,217,279	0.7
55,532	Altra Industrial Motion Corp.	2,863,785	0.6
28,621 (1)	ASGN, Inc.	3,531,831	0.8
61,754 (1)	Bloom Energy Corp.	1,354,265	0.3
63,910 (1)	Builders FirstSource, Inc.	5,477,726	1.2
53,192 (1)	Casella Waste Systems, Inc.	4,543,661	1.0
20,917	Curtiss-Wright Corp.	2,900,560	0.6
29,831	EMCOR Group, Inc.	3,800,171	0.8
23,991	GATX Corp.	2,499,622	0.6
34,721 (1)	GXO Logistics, Inc.	3,153,708	0.7
40,555	Heidrick & Struggles International, Inc.	1,773,470	0.4
125,196	Hillenbrand, Inc.	6,508,940	1.5
20,809	ICF International, Inc.	2,133,963	0.5
18,259	John Bean Technologies Corp.	2,803,852	0.6
19,904	Knight-Swift Transportation Holdings, Inc.	1,212,950	0.3
47,562	Mantech International Corp.	3,468,697	0.8
32,264 (1)	Mercury Systems, Inc.	1,776,456	0.4
20,866	Regal Rexnord Corp.	3,550,976	0.8
86,079 (1)	Shoals Technologies Group, Inc.	2,091,720	0.5
70,584	Vertiv Holdings Co.	1,762,483	0.4
49,798	Werner Enterprises, Inc.	2,373,373	0.5
157,554 (1)	WillScot Mobile Mini Holdings Corp.	6,434,505	1.4
		78,757,308	17.6
	Information Technology: 15.0%
104,229 (1)	ACI Worldwide, Inc.	3,616,746	0.8
153,386 (1)	Avaya Holdings Corp.	3,037,043	0.7
32,169	Badger Meter, Inc.	3,427,929	0.8
101,373 (1)	Cohu, Inc.	3,861,297	0.9
74,223 (1)	Commvault Systems, Inc.	5,115,449	1.1
12,256	Concentrix Corp.	2,189,167	0.5
43,606	CSG Systems International, Inc.	2,512,578	0.5
270,343 (1)	Diebold Nixdorf, Inc.	2,446,604	0.5
31,272 (1)	Euronet Worldwide, Inc.	3,726,684	0.8
67,635	EVERTEC, Inc.	3,380,397	0.7
271,455 (1)	Harmonic, Inc.	3,192,311	0.7
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
156,102 (1)	Knowles Corp.	$3,644,982	0.8
19,605	MKS Instruments, Inc.	3,414,603	0.8
32,761 (1)	nLight, Inc.	784,626	0.2
40,884 (1)	Onto Innovation, Inc.	4,138,687	0.9
30,013	Power Integrations, Inc.	2,787,908	0.6
49,617 (1)	Semtech Corp.	4,412,440	1.0
55,967 (1)	SMART Global Holdings, Inc.	3,973,097	0.9
183,636	Switch, Inc.	5,259,335	1.2
44,510 (1)	Ultra Clean Holdings, Inc.	2,553,094	0.6
		67,474,977	15.0
	Materials: 5.3%
66,806	Avient Corp.	3,737,796	0.8
65,258 (1)	Cleveland-Cliffs, Inc.	1,420,667	0.3
70,512	Commercial Metals Co.	2,558,880	0.6
182,696	Glatfelter Corp.	3,142,371	0.7
44,132 (1)	Ingevity Corp.	3,164,264	0.7
21,911	Minerals Technologies, Inc.	1,602,790	0.4
37,681	Sensient Technologies Corp.	3,770,361	0.8
105,210 (1)	Summit Materials, Inc.	4,223,129	1.0
		23,620,258	5.3
	Real Estate: 6.6%
79,480	American Assets Trust, Inc.	2,982,884	0.7
102,840	CubeSmart	5,852,624	1.3
327,071 (1)	Cushman & Wakefield PLC	7,274,059	1.6
119,935	Easterly Government Properties, Inc.	2,748,910	0.6
80,092	EPR Properties	3,803,569	0.8
188,607	Kite Realty Group Trust	4,107,861	0.9
33,304 (1)	Ryman Hospitality Properties	3,062,636	0.7
		29,832,543	6.6
	Utilities: 1.4%
36,678	Black Hills Corp.	2,588,366	0.6
22,950	NorthWestern Corp.	1,311,822	0.3
45,351	Portland General Electric Co.	2,399,975	0.5
		6,300,163	1.4
	Total Common Stock (Cost $401,894,696)	439,243,472	97.9
EXCHANGE-TRADED FUNDS: 0.8%
15,035	iShares Russell 2000 ETF	3,344,536	0.8
	Total Exchange-Traded Funds (Cost $3,261,072)	3,344,536	0.8
	Total Long-Term Investments (Cost $405,155,768)	442,588,008	98.7

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Small Company Portfolio	as of December 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.0%
	Repurchase Agreements: 0.4%
949,500 (3)	MUFG Securities America Inc., Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $949,504, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.500%-6.500%, Market Value plus accrued interest $968,490, due 05/20/24-10/01/51)	$949,500	0.2
1,000,000 (3)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $1,000,004, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 05/15/22-12/01/51)	1,000,000	0.2
	Total Repurchase Agreements (Cost $1,949,500)	1,949,500	0.4
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.6%
7,239,000 (4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030% (Cost $7,239,000)	$7,239,000	1.6
	Total Short-Term Investments (Cost $9,188,500)	9,188,500	2.0
	Total Investments in Securities (Cost $414,344,268)	$451,776,508	100.7
	Liabilities in Excess of Other Assets	(3,205,450)	(0.7)
	Net Assets	$448,571,058	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(4)
Rate shown is the 7-day yield as of December 31, 2021.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Common Stock*	$439,243,472	$—	$—	$439,243,472
Exchange-Traded Funds	3,344,536	—	—	3,344,536
Short-Term Investments	7,239,000	1,949,500	—	9,188,500
Total Investments, at fair value	$449,827,008	$1,949,500	$—	$451,776,508

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Small Company Portfolio	as of December 31, 2021 (continued)

At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $416,280,052.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$53,665,547
Gross Unrealized Depreciation	(18,169,101)
Net Unrealized Appreciation	$35,496,446
See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2021 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Balanced Portfolio
Class I	NII	$0.2934
Class S	NII	$0.2558
All Classes	STCG	$0.1499
All Classes	LTCG	$0.1156
Voya Global High Dividend Low Volatility Portfolio
Class ADV	NII	$0.2392
Class I	NII	$0.2976
Class S	NII	$0.2682
Class S2	NII	$0.2498
Class T	NII	$0.2282
Voya Government Money Market Portfolio
Class I	NII	$—
Class S	NII	$—
All Classes	STCG	$0.0009
Voya Growth and Income Portfolio
Class ADV	NII	$0.1908
Class I	NII	$0.3467
Portfolio Name	Type	Per Share Amount
Voya Growth and Income Portfolio (continued)
Class S	NII	$0.2739
Class S2	NII	$0.2202
All Classes	STCG	$3.7216
All Classes	LTCG	$11.1442
Voya Intermediate Bond Portfolio
Class ADV	NII	$0.2461
Class I	NII	$0.3147
Class S	NII	$0.2797
Class S2	NII	$0.2590
All Classes	LTCG	$0.0003
All Classes	ROC	$0.0773
Voya Small Company Portfolio
Class ADV	NII	$—
Class I	NII	$0.0300
Class R6	NII	$0.0324
Class S	NII	$—
All Classes	STCG	$0.0798

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
ROC – Return of capital
Of the ordinary distributions made during the year ended December 31, 2021, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Balanced Portfolio	19.16%
Voya Global High Dividend Low Volatility Portfolio	36.17%
Voya Growth and Income Portfolio	15.44%
Voya Small Company Portfolio	99.96%
For the year ended December 31, 2021, 16.47% of ordinary income dividends paid by Voya Growth and Income Portfolio are designated as qualified dividend income (QDI) subject to reduced income tax rates for individuals.
The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Balanced Portfolio	$2,523,250
Voya Growth and Income Portfolio	$714,105,669
Voya Intermediate Bond Portfolio	$91,902
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of each Company/Trust are managed under the direction of the Board. A Director/Trustee, who is not an interested person of the Company/Trust, as defined in the 1940 Act, is an independent director/trustee (“Independent Director/Trustee”). The Directors/Trustees and Officers of the Company/Trust are listed below. The Statement of Additional Information includes additional information about Directors/Trustees of the Company/Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) − During the Past 5 Years	Number of funds in Fund Complex Overseen by Director/ Trustee(2)	Other Board Positions Held by Director/Trustee
Independent Directors/Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Director/ Trustee Chairperson	May 2013 – Present January 2020 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	131	Dentaquest (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director/Trustee	May 2013 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	131	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director/Trustee	May 2013 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	131	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 71	Director/Trustee	August 2015 – Present	Retired.	131	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Director/Trustee	January 2003 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	131	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director/Trustee	May 2013 – Present	Consultant (May 2001 – Present).	131	Centerra Gold Inc. (May 2008 – Present).
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director/Trustee	October 2015 – Present	Retired.	131	None.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) − During the Past 5 Years	Number of funds in Fund Complex Overseen by Director/ Trustee(2)	Other Board Positions Held by Director/Trustee
Director/Trustee who is an “interested person”:
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 48	Director/Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Operating Officer and Senior Managing Director, Voya Investment Management (January 2022 – Present). Formerly, Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – January 2022); Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	131	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Directors/Trustees serve until their successors are duly elected and qualified. The tenure of each Director/Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director/Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director/Trustee shall retire from and cease to be a member of the Board of Directors/Trustees at the close of business on December 31 of the calendar year in which the Independent Director/Trustee attains the age of 75. A majority vote of the Board’s other Independent Directors /Trustees may extend the retirement date of an Independent Director/Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Company/Trust under applicable law, whether for the purposes of appointing a successor to the Independent Director/Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors/Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2022.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) − During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 53	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (March 2020 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 – March 2020); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015 – September 2019); Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 48	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Operating Officer and Senior Managing Director, Voya Investment Management (January 2022 – Present). Formerly, Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – January 2022); Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 54	Executive Vice President Chief Investment Risk Officer	March 2020 – Present March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present) and Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020); Consultant, DA Capital LLC (January 2016 – March 2017).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 63	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Senior Vice President	December 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President	September 2020 – Present	Senior Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (March 2021 –
Present). Formerly, Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – March 2021).

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) − During the Past 5 Years
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 51	Senior Vice President	June 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 –
Present) and Voya Funds Services, LLC (March 2006 – Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – April 2018).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	March 2002 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 –
Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 45	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Secretary	September 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – Present). Formerly, Vice President, Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) − During the Past 5 Years
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Assistant Secretary	August 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors/Trustees and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS
At a meeting held on November 18, 2021, the Board of Directors/Trustees (“Board”) of Voya Balanced Portfolio, Inc., Voya Government Money Market Portfolio, Voya Intermediate Bond Portfolio, Voya Variable Funds, and Voya Variable Portfolios, Inc. (collectively, the “Registrants”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Balanced Portfolio, Voya Global High Dividend Low Volatility Portfolio, Voya Government Money Market Portfolio, Voya Growth and Income Portfolio, Voya Intermediate Bond Portfolio, and Voya Small Company Portfolio, each a series of the Registrants (the “Portfolios”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Directors/Trustees”), considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Registrants, on behalf of the Portfolios, and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”) for an additional one year period ending November 30, 2022.
In addition to the Board meeting on November 18, 2021, the Independent Directors/Trustees also held meetings outside the presence of representatives of the Manager and Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 7-8, 2021, and November 16, 2021. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Directors/Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Directors/Trustees request, and management provides, certain information that the Independent Directors/Trustees deem to be important or potentially relevant. The Independent Directors/Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Directors/Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.
The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant market volatility that occurred during and after the period for which information was requested in conducting its evaluation of the Manager and Sub-Adviser.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration, and each Board member may have accorded different weight to the various factors in reaching

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Adviser’s investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Registrants’ Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and
Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.
Portfolio Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index identified in the Portfolio’s prospectus. In addition, the Board considered Voya Global High Dividend Low Volatility Portfolio’s investment performance compared to an additional performance peer group that is approved by the Portfolio’s IRC due to the investment structure or strategy of the Portfolio. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Registrants’ Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. In this regard, the Board noted any breakpoints in the management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Portfolios do not have management fee breakpoints, they may have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or Sub-Adviser could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. The Board also considered the impact of fee waiver and expense reimbursement arrangements in instances where a share class of a Portfolio is operating such that its expense ratio is below the expense limit applicable to that share class. In evaluating these matters, the Board also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or Sub-Adviser, as applicable, for these differences.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.
The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Portfolio-by-Portfolio Analysis
Set forth below are certain of the specific factors that the Board considered at its October 7-8, 2021, November 16, 2021, and/or November 18, 2021 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark and, as applicable, a performance peer group. The performance data provided to the Board primarily was for various periods ended March 31, 2021. In addition, the Board also considered at its October 7-8, 2021, November 16, 2021, and/or November 18, 2021 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.
Voya Balanced Portfolio
In considering whether to approve the renewal of the Contracts for Voya Balanced Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year period, the third quintile for the year-to-date and five-year periods, and the fourth quintile for the three-year and ten-year periods; and (2) the Portfolio outperformed its primary benchmark for the year-to-date and one-year periods and underperformed for the three-year, five-year and ten-year periods.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fourth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding its belief that the Portfolio’s pricing is competitive.
Voya Global High Dividend Low Volatility Portfolio
In considering whether to approve the renewal of the Contracts for Voya Global High Dividend Low Volatility Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date period, the fourth quintile for the five-year period, and the fifth quintile for the one-year, three-year, and ten-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account: (1) that the Portfolio underperformed its performance peer group average for all periods presented; (2) management’s representations regarding the competitiveness of the Portfolio’s performance during recent periods; (3) the fact that performance prior to May 1, 2018, reflects a different investment strategy and portfolio management team; (4) the recent change in the Portfolio’s primary benchmark which may provide shareholders with stronger relative returns; and (5) management’s confidence in the ability of the Sub-Adviser to execute the Portfolio’s investment strategy.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.
Voya Government Money Market Portfolio
In considering whether to approve the renewal of the Contracts for Voya Government Money Market Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the one-year period, during which it underperformed; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.
Voya Growth and Income Portfolio
In considering whether to approve the renewal of the Contracts for Voya Growth and Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date period, the second quintile for the one-year, three-year and five-year periods, and the third quintile for the ten-year period; and (2) the Portfolio outperformed its primary benchmark for the year-to-date, one-year and three-year periods and underperformed for the five-year and ten-year periods.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.
Voya Intermediate Bond Portfolio
In considering whether to approve the renewal of the Contracts for Voya Intermediate Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the ten-year period, the second quintile for the five-year period, and the third quintile for the year-to-date, one-year and three-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.
Voya Small Company Portfolio
In considering whether to approve the renewal of the Contracts for Voya Small Company Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the ten-year period, the fourth quintile for the one-year, three-year and five-year periods, and the fifth quintile for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the impact of security selection on the Portfolio’s performance; and (2) the competitiveness of the Portfolio’s performance during certain periods.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.
Board Conclusions
After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to each Portfolio and that approval of the continuation of the Contracts is in the best interests of each Portfolio and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to each Portfolio’s investment performance and the fees payable under the Contracts. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for each Portfolio for the year ending November 30, 2022.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
VPAR-CAPAPALL         (1221-022422)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, and Joseph E. Obermeyer are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, and Mr. Obermeyer are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Below are the amount of fees that Ernst & Young LLP (“EY”), the Fund’s current Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended December 31, 2021 and December 31, 2020 and the amount of fees that the previous independent public accounting firm billed to the Fund during the Fund’s fiscal year ended December 31, 2021 and December 31, 2020.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by EY, the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $8,129 for the year ended December 31, 2021 and $9,471 for the year ended December 31, 2020.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by EY that are reasonably related to the performance of each respective audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended December 31, 2021 and $0 for the year ended December 31, 2020.

(c)	Tax Fees(1): The aggregate fees billed in each of the last two fiscal years for professional services rendered by EY, for tax compliance, tax advice, and tax planning were $5,300 for the year ended December 31, 2021 and $1,325 for the year ended December 31, 2020. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by EY, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended December 31, 2021 and $0 for the year ended December 31, 2020.

(1) For the fiscal years ended December 31, 2021, and December 31, 2020, the previous independent public accounting firm billed $0 and $717, respectively, for Tax Fees.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Appendix A

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.         Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.        Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.       Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-CEN or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.       Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.        Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.       Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.     Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.    Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.       Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Last Approved: November 19, 2020

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2021 through December 31, 2021

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $750 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2021 through December 31, 2021

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2021 through December 31, 2021

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2021 through December 31, 2021

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Ernst & Young LLP Passive Foreign Investment Company (“PFIC”) Analyzer		√	Not to exceed $95,000 during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s, tax compliance services in foreign jurisdictions and similar routine tax consultations as requested.	√		Not to exceed $300,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2021 through December 31, 2021

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:      January 1, 2021 to December 31, 2021

●	Bookkeeping or other services related to the accounting records or financial statements of the Funds

●	Financial information systems design and implementation

●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

●	Actuarial services

●	Internal audit outsourcing services

●	Management functions

●	Human resources

●	Broker-dealer, investment adviser, or investment banking services

●	Legal services

●	Expert services unrelated to the audit

●	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC.

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of EY if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended December 31, 2021 and December 31, 2020; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2021 (1)	2020 (1)
Voya Government Money Market Portfolio	$5,300	$1,325
Voya Investments, LLC (2)	$13,583,983	$14,804,511

(1) For the years ended December 31, 2021 and December 31, 2020, the previous independent public accounting firm billed the Registrant $0 and $717, respectively, for Non-Audit Fees.

(2) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining EY’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Government Money Market Portfolio

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: March 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: March 4, 2022

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 4, 2022